UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04986
                                                     ---------

                       Franklin Investors Securities Trust
                      ------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31
                        --------

Date of reporting period: 4/30/09
                         ---------

      ITEM 1. REPORTS TO STOCKHOLDERS.

APRIL 30, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Limited Maturity U.S. Government Securities Fund

Franklin Real Return Fund

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                      FRANKLIN - Templeton - Mutual Series

                                 Franklin Templeton Investments

                                 GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own
                                 research and staying true to the unique
                                 investment disciplines that underlie its
                                 success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct
                                 portfolios. That's why our funds can be used to
                                 build truly diversified allocation plans
                                 covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional
                                 risk-adjusted returns over the long term, as
                                 well as the reliable, accurate and personal
                                 service that has helped us become one of the
                                 most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                 (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1
SEMIANNUAL REPORT
Economic and Market Overview .............................................     3
Franklin Balanced Fund ...................................................     5
Franklin Convertible Securities Fund .....................................    14
Franklin Equity Income Fund ..............................................    23
Franklin Limited Maturity U.S. Government Securities Fund ................    31
Franklin Real Return Fund ................................................    39
Financial Highlights and Statements of Investments .......................    47
Financial Statements .....................................................    85
Notes to Financial Statements ............................................    94
Shareholder Information ..................................................   112

Shareholder Letter

Dear Shareholder:

The six-month period ended April 30, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. Most stocks suffered losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the U.S. stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

In the enclosed semiannual report for Franklin Investors Securities Trust, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

During the six-month period ended April 30, 2009, the U.S. economy and stock markets suffered significant declines, but tentative signs of stabilization emerged near period-end. Despite government interventions and massive emergency funding, the nation's economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years. Although home sales declined for most of the period, they edged higher near period-end. Jobless claims mounted and the unemployment rate rose to 8.9% in April 2009.(1) Reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing exports, economic growth, as measured by gross domestic product (GDP), fell an annualized 6.3% in the fourth quarter of 2008. In 2009's first quarter, GDP declined at an estimated 5.7% annualized rate.

Oil prices declined from $68 per barrel at the beginning of the period to $51 by period-end. Other commodities such as agricultural products followed similar trends. Inflation declined during the period, and April's inflation rate was an annualized -0.7%.(1) Core inflation, which excludes food and energy costs, rose at a 1.9% annual rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(1)

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the six months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 1.00% at the start of the period. The government introduced various new measures to enhance market liquidity and outlined details of its Public-Private Investment Program, with an objective of removing devalued real estate-related assets from banks' balance sheets.

Market volatility was high during the reporting period, but near period-end, stock markets began to rebound from severely depressed levels. Conversely, Treasury prices rose in the first half of the period but began to decline in the latter half. Overall, however, stocks declined significantly during the period. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -10.78%, the broader Standard & Poor's 500 Index (S&P 500) a -8.53% total return, and the technology-heavy NASDAQ

(1.) Source: Bureau of Labor Statistics.


                              Semiannual Report | 3

Composite Index a +0.37% total return.(2) Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and risk aversion. The spread between two-year and 10-year Treasury yields fell to 225 basis points (100 basis points equal one percentage point) at the end of April from 245 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 1.56% to 0.91% over the six-month period. Over the same period, the 10-year Treasury note yield fell from 4.01% to 3.16%.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                              4 | Semiannual Report

Franklin Balanced Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balanced Fund seeks income and capital appreciation by investing in a combination of stocks, convertible securities and fixed income securities. The Fund will normally invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities, including money market securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Balanced Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Balanced Fund - Class A had a cumulative total return of +5.06%. The Fund outperformed its equity benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -8.53% total return for the same period.(1) However, it underperformed its fixed income benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which posted a +7.74% total return.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

INVESTMENT STRATEGY

We seek income by investing in a combination of corporate, agency and government bonds issued in the U.S. and other countries, as well as dividend-paying common stocks and convertible securities. We seek capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. We will generally invest in investment-grade fixed income securities, but may invest up to 10% of our total assets in nonconvertible bonds rated below investment grade. We apply a bottom-up approach to investing in

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2.) Source: (C) 2009 Morningstar. The BC U.S. Aggregate Index is a market-capitalization weighted index representing the U.S.
     investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody's, Standard & Poor's or Fitch, respectively.

The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 51.


                              Semiannual Report | 5

PORTFOLIO BREAKDOWN
Franklin Balanced Fund
Based on Total Net Assets as of 4/30/09

(PERFORMANCE GRAPH)

Common Stocks                               41.7%
Corporate Bonds                             32.8%
Convertible Bonds                            7.4%
Convertible Preferred Stocks                 4.8%
Equity-Linked Securities                     1.7%
Mortgage-Backed Securities                   0.9%
Asset-Backed Securities & Commercial
   Mortgage-Backed Securities                0.1%
Preferred Stocks                             0.1%
Short-Term Investments & Other Net Assets   10.5%

DIVIDEND DISTRIBUTIONS*
Franklin Balanced Fund
11/1/08-4/30/09

                                                   DIVIDEND PER SHARE
                                       -----------------------------------------
MONTH                      CLASS A       CLASS C       CLASS R     ADVISOR CLASS
-----                    -----------   -----------   -----------   -------------
November                  3.00 cents    2.49 cents    2.84 cents     3.24 cents
December**                6.25 cents    5.98 cents    6.14 cents     6.40 cents
January                   3.00 cents    2.73 cents    2.89 cents     3.15 cents
February                  3.00 cents    2.73 cents    2.89 cents     3.15 cents
March                     3.00 cents    2.67 cents    2.89 cents     3.13 cents
April                     3.00 cents    2.67 cents    2.89 cents     3.13 cents
                         -----------   -----------   -----------    -----------
TOTAL                    21.25 CENTS   19.27 CENTS   20.54 CENTS    22.20 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 3.25 cent per share distribution to meet excise tax requirements.

individual securities. We will assess the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions.

MANAGER'S DISCUSSION

Among the Fund's equity holdings, health care positions were some of the top contributors. Examples include Schering-Plough, which agreed to merge with Merck, and Genentech, which was acquired by Roche Holding. Also, our Mylan convertible bond position performed well, in our view, due to the company's strong competitive position in generic pharmaceuticals. Additionally, several other convertible securities contributed to Fund returns including diversified industrial company Ingersoll Rand, hotel operator Host Marriott and mining company Freeport-McMoRan Copper & Gold.

With overall equity markets weak during the period, the Fund also had its share of detractors from Fund performance. In particular, General Electric, Southern Co. and Merck negatively impacted Fund results.


                              6 | Semiannual Report

TOP 5 EQUITIES
Franklin Balanced Fund
4/30/09

COMPANY                             % OF TOTAL
SECTOR/INDUSTRY                     NET ASSETS
---------------                     ----------
Microsoft Corp.                        3.0%
   INFORMATION TECHNOLOGY
CVS Caremark Corp.                     2.1%
   CONSUMER STAPLES
The Southern Co.                       1.7%
   UTILITIES
Morgan Stanley into Comcast Corp.      1.7%
   CONSUMER DISCRETIONARY
Weyerhaeuser Co.                       1.6%
   MATERIALS

TOP 5 BONDS
Franklin Balanced Fund
4/30/09

COMPANY                             % OF TOTAL
SECTOR/INDUSTRY                     NET ASSETS
---------------                     ----------
Ingersoll Rand Co.                     2.1%
   INDUSTRIALS
Altria Group Inc.                      1.7%
   CONSUMER STAPLES
Mylan Inc.                             1.7%
   HEALTH CARE
Illinois Power Co.                     1.6%
   UTILITIES
JPMorgan Chase & Co.                   1.6%
   FINANCIALS

Despite an overall improvement in fixed income markets during the period, several holdings weighed on Fund returns including Texas Competitive Electric Holdings and R.H. Donnelley, both of which we sold prior to period-end. Financials sector hybrid securities also weighed on results given concerns about bank stress tests and additional capital needs. Thus, our Wells Fargo Capital, JPMorgan Chase and Travelers holdings negatively impacted results.

Within fixed income holdings, the Fund benefited from its significant concentration in investment-grade corporate bonds as yield spreads between investment-grade bonds and U.S. Treasury securities narrowed, particularly from the widest levels experienced in early December 2008. Contributors included financials sector holdings such as American Express and Metropolitan Life Global Funding. Consumer sector holdings also helped the Fund as markets began to normalize and concerns of a severe recession/depression scenario subsided.(3) The Fund's positions in Target, Altria Group and CVS Caremark generated positive returns.

We were pleased that we were able to pay a consistent monthly dividend during the reporting period despite the global financial market turmoil.

(3.) The consumer sector comprises consumer discretionary and consumer staples in the SOI.


                              Semiannual Report | 7

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks
Edward D. Perks, CFA

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott
Alan E. Muschott, CFA

(PHOTO OF SHAWN LYONS)


/s/ Shawn Lyons
Shawn Lyons, CFA

Portfolio Management Team
Franklin Balanced Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              8 | Semiannual Report

Performance Summary as of 4/30/09

FRANKLIN BALANCED FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FBLAX)                      CHANGE   4/30/09   10/31/08
-----------------------                     -------   -------   --------
Net Asset Value (NAV)                        +$0.13    $7.13      $7.00
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2125

CLASS C (SYMBOL: FBMCX)                      CHANGE   4/30/09   10/31/08
-----------------------                     -------   -------   --------
Net Asset Value (NAV)                        +$0.12    $7.08      $6.96
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.1927

CLASS R (SYMBOL: N/A)                        CHANGE   4/30/09   10/31/08
---------------------                       -------   -------   --------
Net Asset Value (NAV)                        +$0.14    $7.14      $7.00
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2054

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   4/30/09   10/31/08
---------------------------                 -------   -------   --------
Net Asset Value (NAV)                        +$0.13    $7.14      $7.01
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2220


                              Semiannual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        6-MONTH    1-YEAR   INCEPTION (7/3/06)
-------                                        -------    ------   ------------------
Cumulative Total Return(2)                       +5.06%   -28.08%        -18.55%
Average Annual Total Return(3)                   -1.02%   -32.24%         -8.93%
Value of $10,000 Investment(4)                 $ 9,898   $ 6,776        $ 7,677
Avg. Ann. Total Return (3/31/09)(5)                       -35.85%        -12.30%
   Distribution Rate(6)                 4.77%
   30-Day Standardized Yield(7)         5.05%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.38%
      With Waiver                       1.03%

CLASS C                                        6-MONTH    1-YEAR   INCEPTION (7/3/06)
-------                                        -------    ------   ------------------
Cumulative Total Return(2)                       +4.62%   -28.63%        -20.15%
Average Annual Total Return(3)                   +3.62%   -29.31%         -7.66%
Value of $10,000 Investment(4)                 $10,362   $ 7,069        $ 7,985
Avg. Ann. Total Return (3/31/09)(5)                       -33.05%        -10.99%
   Distribution Rate(6)                 4.53%
   30-Day Standardized Yield(7)         4.65%
   Total Annual Operating Expenses(8)
      Without Waiver                    2.04%
      With Waiver                       1.69%

CLASS R                                        6-MONTH    1-YEAR   INCEPTION (7/3/06)
-------                                        -------    ------   ------------------
Cumulative Total Return(2)                       +4.93%   -28.14%        -18.85%
Average Annual Total Return(3)                   +4.93%   -28.14%         -7.13%
Value of $10,000 Investment(4)                 $10,493   $ 7,186        $ 8,115
Avg. Ann. Total Return (3/31/09)(5)                       -32.00%        -10.49%
   Distribution Rate(6)                 4.86%
   30-Day Standardized Yield(7)         5.11%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.58%
      With Waiver                       1.23%


                             10 | Semiannual Report

ADVISOR CLASS                                  6-MONTH    1-YEAR   INCEPTION (7/3/06)
-------------                                  -------   -------   ------------------
Cumulative Total Return(2)                       +5.20%   -27.90%        -17.80%
Average Annual Total Return(3)                   +5.20%   -27.90%         -6.71%
Value of $10,000 Investment(4)                 $10,520   $ 7,210        $ 8,220
Avg. Ann. Total Return (3/31/09)(5)                       -31.71%        -10.09%
   Distribution Rate(6)                 5.27%
   30-Day Standardized Yield(7)         5.59%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.08%
      With Waiver                       0.73%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.71% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS), UNTIL 2/28/10.

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have a higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 4.79%, 4.38%, 4.84%, and 5.32% for Classes A, C, R and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 4/30/09.

(7.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 11

Your Fund's Expenses

FRANKLIN BALANCED FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,050.60              $4.98
Hypothetical (5% return before expenses)         $1,000           $1,019.93              $4.91

CLASS C
Actual                                           $1,000           $1,046.20              $8.52
Hypothetical (5% return before expenses)         $1,000           $1,016.46              $8.40

CLASS R
Actual                                           $1,000           $1,049.30              $6.15
Hypothetical (5% return before expenses)         $1,000           $1,018.79              $6.06

ADVISOR CLASS
Actual                                           $1,000           $1,052.00              $3.61
Hypothetical (5% return before expenses)         $1,000           $1,021.27              $3.56

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.98%; C: 1.68%; R:
     1.21%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 13

Franklin Convertible Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets as of 4/30/09

(PERFORMANCE GRAPH)

Convertible Bonds ..........................   70.4%
Convertible Preferred Stocks ...............   24.2%
Common Stocks ..............................    2.1%
Short-Term Investments & Other Net Assets ..    3.3%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Convertible Securities Fund's semiannual report for the period ended April 30, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Convertible Securities Fund - Class A delivered a +12.22% cumulative total return. The Fund outperformed its benchmark, the Merrill Lynch (ML) All U.S. Convertibles Index, which had a +11.50% total return for the same period.(1) We are replacing the benchmark with the ML All Total Return Alternatives U.S. Convertibles Index, which had a 15.22%

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The ML All U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.


                             14 | Semiannual Report
total return for the reporting period.(2) We believe the composition of the new index better reflects the Fund's holdings. You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

TOP 10 HOLDINGS

Franklin Convertible Securities Fund
4/30/09

COMPANY                     % OF TOTAL
SECTOR/INDUSTRY             NET ASSETS
---------------             ----------
Schering-Plough Corp.          3.1%
   HEALTH CARE
Intel Corp.                    3.0%
   INFORMATION TECHNOLOGY
Celanese Corp.                 3.0%
   MATERIALS
Carnival Corp.                 3.0%
   CONSUMER DISCRETIONARY
PDL BioPharma Inc.             2.9%
   HEALTH CARE
Mylan Inc.                     2.8%
   HEALTH CARE
Medtronic Inc.                 2.7%
   HEALTH CARE
Best Buy Co. Inc.              2.7%
   CONSUMER DISCRETIONARY
WESCO International Inc.       2.7%
   INDUSTRIALS
Microchip Technology Inc.      2.6%
   INFORMATION TECHNOLOGY

INVESTMENT STRATEGY

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

During the six months under review, Fund performance benefited from a strong equity market rebound during the latter half of the reporting period as credit market conditions eased. From a macroeconomic standpoint, indications that the nation's prospects improved slightly as the recession's intensity subsided following several extraordinarily difficult months also underpinned the improvement for stocks and convertible securities. This was an abrupt turnaround from conditions which prevailed during the first half of the reporting period, when Fund results suffered as volatile financial markets revealed massive dislocations in the convertible securities market due in part to the activities of distressed hedge funds.

Within the Fund's portfolio, several holdings were positive contributors toward performance. The Fund's allocation to the health care sector was a major contributor, aided most by positions in the pharmaceuticals industry. For example, our position in Schering-Plough surged as the company announced its upcoming

(2.) Source: Merrill Lynch. The ML All Total Return Alternatives U.S.
     Convertibles Index consists of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                             Semiannual Report | 15
acquisition by Merck. Generic pharmaceuticals maker Mylan also performed well. The Fund's materials sector holdings generated solid performance, with standouts such as diversified chemicals manufacturer Celanese and aluminum producer Alcoa. Industrials sector holdings also boosted performance, led by Ingersoll Rand, which manufactures a wide range of heavy equipment and commercial industrial products, and electrical products and industrial supplies distributor WESCO International. Nearly all of the Fund's information technology holdings contributed to its overall results, most notably semiconductor and microchip makers such as Intel, Micron Technology and PMC-Sierra. Elsewhere, leading consumer electronics retailer Best Buy, whose sales were resilient despite generally reduced consumer spending amid a slowing economy, also aided the Fund's overall performance.

The Fund also had some detractors from performance. Utility stocks performed poorly as demand and commodity-price fundamentals deteriorated throughout much of the reporting period. For example, NRG Energy and Entergy negatively affected the Fund's returns. Similarly, energy sector holding El Paso also declined in value when investors priced in fading energy commodity demand as the recession broadened in scope. Despite a rally in March and April, the beleaguered financials sector had several poor performers, in our view largely because of volatility and negative investor sentiment throughout much of the reporting period. Notable detractors from Fund performance included Wells Fargo, MetLife (sold by period-end) and Simon Property Group. Other individual securities that negatively affected the Fund's total returns included General Motors and management consulting and systems integration firm BearingPoint.


                             16 | Semiannual Report

Thank you for your participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott
Alan E. Muschott, CFA

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks
Edward D. Perks, CFA

(PHOTO OF MATT QUINLAN)


/s/ Matt Quinlan
Matt Quinlan, CFA

Portfolio Management Team
Franklin Convertible Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 17

Performance Summary as of 4/30/09

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISCX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.81    $10.29     $9.48
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2930

CLASS C (SYMBOL: FROTX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.80    $10.19     $9.39
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2567

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/09   10/31/08
---------------------------                 ------   -------   --------
Net Asset Value (NAV)                       +$0.82    $10.30     $9.48
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.3054


                             18 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                 -------          -------   ------   -------
Cumulative Total Return(1)               +12.22%          -27.46%   -2.87%   +61.55%
Average Annual Total Return(2)            +5.75%          -31.63%   -1.75%    +4.29%
Value of $10,000 Investment(3)          $10,575          $ 6,837   $9,155   $15,223
Avg. Ann. Total Return (3/31/09)(4)                       -33.28%   -3.71%    +3.73%
   Distribution Rate(5)                           7.38%
   30-Day Standardized Yield(6)                   4.79%
   Total Annual Operating Expenses(7)             0.91%

CLASS C                                 6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                 -------           ------   ------   -------
Cumulative Total Return(1)               +11.66%          -28.06%   -6.54%   +49.91%
Average Annual Total Return(2)           +10.66%          -28.73%   -1.34%    +4.13%
Value of $10,000 Investment(3)          $11,066          $ 7,127   $9,346   $14,991
Avg. Ann. Total Return (3/31/09)(4)                       -30.40%   -3.29%    +3.56%
   Distribution Rate(5)                           7.02%
   30-Day Standardized Yield(6)                   4.38%
   Total Annual Operating Expenses(7)             1.65%

ADVISOR CLASS(8)                        6-MONTH           1-YEAR   5-YEAR   10-YEAR
----------------                        -------           ------   ------   -------
Cumulative Total Return(1)               +12.38%          -27.26%   -2.60%   +61.99%
Average Annual Total Return(2)           +12.38%          -27.26%   -0.53%    +4.94%
Value of $10,000 Investment(3)          $11,238          $ 7,274   $9,740   $16,199
Avg. Ann. Total Return (3/31/09)(4)                       -28.99%   -2.51%    +4.37%
   Distribution Rate(5)                           8.13%
   30-Day Standardized Yield(6)                   5.33%
   Total Annual Operating Expenses(7)             0.66%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 19

ENDNOTES

THE FUND MAY INVEST IN HIGH YIELDING, FIXED INCOME SECURITIES. HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY VOLATILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Class C) per share on 4/30/09.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative total return of Advisor Class shares was -29.12%.


                             20 | Semiannual Report

Your Fund's Expenses

FRANKLIN CONVERTIBLE SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,122.20               $5.21
Hypothetical (5% return before expenses)         $1,000           $1,019.89               $4.96

CLASS C
Actual                                           $1,000           $1,116.60               $9.13
Hypothetical (5% return before expenses)         $1,000           $1,016.17               $8.70

ADVISOR CLASS
Actual                                           $1,000           $1,123.80               $3.90
Hypothetical (5% return before expenses)         $1,000           $1,021.12               $3.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.99%; C: 1.74%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             22 | Semiannual Report

Franklin Equity Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Equity Income Fund - Class A had a -6.11% cumulative total return. The Fund performed better than its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -8.53% total return.(1) The Fund also performed better than its peers in the Lipper Equity Income Funds Classification Average, which had a -9.06% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 26.

INVESTMENT STRATEGY

We emphasize dividends in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to total return. We target companies we believe are financially strong but undervalued by the market. To identify such companies, we use a current relative yield analysis that focuses on a company's dividend yield (calculated by dividing a stock's annual per-share dividends by its per-share market price). Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 4/30/09, there were 316 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.


                             Semiannual Report | 23

PORTFOLIO BREAKDOWN
Franklin Equity Income Fund
Based on Total Net Assets as of 4/30/09

(PERFORMANCE GRAPH)

Information Technology                     14.7%
Industrials                                13.9%
Financials                                 13.7%
Energy                                     13.7%
Health Care                                12.9%
Consumer Staples                            7.9%
Utilities                                   7.7%
Consumer Discretionary                      6.3%
Materials                                   3.4%
Telecommunication Services                  1.8%
Short-Term Investments & Other Net Assets   4.0%

DIVIDEND DISTRIBUTIONS*
Franklin Equity Income Fund
11/1/08-4/30/09

                                        DIVIDEND PER SHARE
             ---------------------------------------------------------------------
MONTH          CLASS A       CLASS B       CLASS C       CLASS R     ADVISOR CLASS
-----        -----------   -----------   -----------   -----------   -------------
November      3.50 cents    2.59 cents    2.58 cents    3.18 cents     3.84 cents
December**   11.50 cents   10.76 cents   10.77 cents   11.27 cents    11.75 cents
January       3.50 cents    2.76 cents    2.77 cents    3.27 cents     3.75 cents
February      3.50 cents    2.76 cents    2.77 cents    3.27 cents     3.75 cents
March         3.50 cents    2.91 cents    2.90 cents    3.31 cents     3.70 cents
April         3.50 cents    2.91 cents    2.90 cents    3.31 cents     3.70 cents
             -----------   -----------   -----------   -----------    -----------
TOTAL        29.00 CENTS   24.69 CENTS   24.69 CENTS   27.61 CENTS    30.49 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 8.00 cent per share distribution to meet excise tax requirements.

MANAGER'S DISCUSSION

Fund performance was hindered generally by broad-based and steep declines across equity markets during much of the six-month review period. More specifically, the Fund's investments in financials, industrials and materials sector stocks were the largest detractors despite their strong collective rally during March and April. Within financials, poor results among commercial bank, diversified financial services and insurance company holdings weighed on returns, as Wells Fargo, Bank of America, Citigroup (sold by period-end) and insurers AFLAC and Marsh & McLennan all posted double-digit losses. Some of the Fund's most detrimental holdings within the industrials sector included industrial conglomerates General Electric and 3M, as well as aerospace and defense contractor Boeing. Within the materials sector, major detractors included Dow Chemical and Alcoa, both of which suffered from investor expectations for reduced commodity demand amid an intensifying global recession. We sold both holdings by period-end.

Other holdings that weighed notably on performance included U.K.-based alcoholic beverage maker Diageo, pharmaceuticals manufacturers Pfizer and Switzerland-based Roche Holding, as well as Southern Co., one of the country's largest electricity distributors.

The Fund also had several positive contributors to performance, including several holdings within the health care, information technology and consumer discretionary sectors. Some of the Fund's health care holdings in the pharmaceutical industry performed well, including generic drugs maker Mylan and pharmaceuticals giant Schering-Plough. Schering-Plough's share price surged


                             24 | Semiannual Report
as the company agreed to be acquired by Merck during March. Computer- and semiconductor-related companies were standouts among the Fund's information technology holdings, where the Fund's investments in IBM, Intel and Microchip Technology rose in value and aided overall returns. Among consumer discretionary stocks, Fund returns were boosted by strong results from specialty retailers Best Buy and Home Depot.

TOP 10 HOLDINGS
Franklin Equity Income Fund
4/30/09

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
JPMorgan Chase & Co.                       3.5%
   FINANCIALS
Mylan Inc.                                 3.2%
   HEALTH CARE
Schering-Plough Corp.                      3.0%
   HEALTH CARE
Roche Holding AG (Switzerland)             3.0%
   HEALTH CARE
Wells Fargo & Co.                          2.9%
   FINANCIALS
Microsoft Corp.                            2.9%
   INFORMATION TECHNOLOGY
Microchip Technology Inc.                  2.9%
   INFORMATION TECHNOLOGY
International Business Machines Corp.      2.7%
   INFORMATION TECHNOLOGY
The Coca-Cola Co.                          2.7%
   CONSUMER STAPLES
Intel Corp.                                2.6%
   INFORMATION TECHNOLOGY

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott
Alan E. Muschott, CFA

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks
Edward D. Perks, CFA

(PHOTO OF FRANK M. FELICELLI)


/s/ Frank M. Felicelli
Frank M. Felicelli, CFA

Portfolio Management Team
Franklin Equity Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 25

Performance Summary as of 4/30/09

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISEX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$1.09    $11.79    $12.88
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2900

CLASS B (SYMBOL: FBEIX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$1.08    $11.74    $12.82
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2469

CLASS C (SYMBOL: FRETX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$1.09    $11.74    $12.83
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2469

CLASS R (SYMBOL: FREIX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       -$1.09    $11.80    $12.89
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.2761

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/09   10/31/08
---------------------------                 ------   -------   --------
Net Asset Value (NAV)                       -$1.08    $11.80    $12.88
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.3049


                             26 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR        10-YEAR
-------                                 -------          -------   -------        -------
Cumulative Total Return(1)                -6.11%          -35.72%   -19.86%         -4.71%
Average Annual Total Return(2)           -11.54%          -39.41%    -5.46%         -1.07%
Value of $10,000 Investment(3)          $ 8,846          $ 6,059   $ 7,553        $ 8,982
Avg. Ann. Total Return (3/31/09)(4)                       -40.63%    -7.00%         -0.99%
   Distribution Rate(5)                           3.36%
   30-Day Standardized Yield(6)                   3.61%
   Total Annual Operating Expenses(7)             0.97%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR        10-YEAR
-------                                 -------          -------   -------        -------
Cumulative Total Return(1)                -6.50%          -36.26%   -22.83%        -10.35%
Average Annual Total Return(2)           -10.16%          -38.73%    -5.36%         -1.09%
Value of $10,000 Investment(3)          $ 8,984          $ 6,127   $ 7,594        $ 8,965
Avg. Ann. Total Return (3/31/09)(4)                       -39.89%    -6.89%         -1.02%
   Distribution Rate(5)                           2.98%
   30-Day Standardized Yield(6)                   3.10%
   Total Annual Operating Expenses(7)             1.72%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR        10-YEAR
-------                                 -------          -------   -------        -------
Cumulative Total Return(1)                -6.49%          -36.24%   -22.81%        -11.61%
Average Annual Total Return(2)            -7.41%          -36.86%    -5.05%         -1.23%
Value of $10,000 Investment(3)          $ 9,259          $ 6,314   $ 7,719        $ 8,839
Avg. Ann. Total Return (3/31/09)(4)                       -38.04%    -6.58%         -1.15%
   Distribution Rate(5)                           2.96%
   30-Day Standardized Yield(6)                   3.10%
   Total Annual Operating Expenses(7)             1.72%

CLASS R                                 6-MONTH           1-YEAR    5-YEAR   INCEPTION (8/1/02)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)                -6.30%          -35.93%   -20.95%         -2.82%
Average Annual Total Return(2)            -6.30%          -35.93%    -4.59%         -0.42%
Value of $10,000 Investment(3)          $ 9,370          $ 6,407   $ 7,905        $ 9,718
Avg. Ann. Total Return (3/31/09)(4)                       -37.12%    -6.14%         -1.43%
   Distribution Rate(5)                           3.37%
   30-Day Standardized Yield(6)                   3.60%
   Total Annual Operating Expenses(7)             1.22%

ADVISOR CLASS(8)                        6-MONTH           1-YEAR    5-YEAR        10-YEAR
----------------                        -------          -------   -------        -------
Cumulative Total Return(1)                -5.99%          -35.57%   -19.66%         -4.47%
Average Annual Total Return(2)            -5.99%          -35.57%    -4.28%         -0.46%
Value of $10,000 Investment(3)          $ 9,401          $ 6,443   $ 8,034        $ 9,553
Avg. Ann. Total Return (3/31/09)(4)                       -36.86%    -5.85%         -0.38%
   Distribution Rate(5)                           3.77%
   30-Day Standardized Yield(6)                   4.07%
   Total Annual Operating Expenses(7)             0.72%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 27

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/09.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative total return of Advisor Class shares was -37.42%.


                             28 | Semiannual Report

Your Fund's Expenses

FRANKLIN EQUITY INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 29

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  938.90              $5.05
Hypothetical (5% return before expenses)         $1,000           $1,019.59              $5.26

CLASS B
Actual                                           $1,000           $  935.00              $8.64
Hypothetical (5% return before expenses)         $1,000           $1,015.87              $9.00

CLASS C
Actual                                           $1,000           $  935.10              $8.64
Hypothetical (5% return before expenses)         $1,000           $1,015.87              $9.00

CLASS R
Actual                                           $1,000           $  937.00              $6.24
Hypothetical (5% return before expenses)         $1,000           $1,018.35              $6.51

ADVISOR CLASS
Actual                                           $1,000           $  940.10              $3.85
Hypothetical (5% return before expenses)         $1,000           $1,020.83              $4.01

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.05%; B: 1.80%; C: 1.80%; R: 1.30%; and
     Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             30 | Semiannual Report

Franklin Limited Maturity U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1) Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.(2)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Limited Maturity U.S. Government Securities Fund
Based on Total Net Assets as of 4/30/09

(PERFORMANCE GRAPH)

U.S. Government & Agency Securities .........   64.1%
Mortgage-Backed Securities ..................   33.1%
Short-Term Investments & Other Net Assets ...    2.8%

We are pleased to bring you Franklin Limited Maturity U.S. Government Securities Fund's semiannual report for the period ended April 30, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Limited Maturity U.S. Government Securities Fund - Class A posted a +5.96% cumulative total return. The Fund

(1.) In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

(2.) Although U.S. government sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. government. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 73.


                             Semiannual Report | 31

DIVIDEND DISTRIBUTIONS*
Franklin Limited Maturity U.S. Government Securities Fund
11/1/08-4/30/09

                DIVIDEND PER SHARE
           ---------------------------
MONTH        CLASS A     ADVISOR CLASS
-----      -----------   -------------
November    3.25 cents     3.33 cents
December    3.25 cents     3.33 cents
January     3.25 cents     3.33 cents
February    3.25 cents     3.33 cents
March       2.79 cents     2.88 cents
April       2.79 cents     2.88 cents
           -----------    -----------
TOTAL      18.58 CENTS    19.08 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

outperformed the +2.58% total return of its benchmark, the Barclays Capital (BC) U.S. Treasury Index: 1-5 Year Component.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 35.

INVESTMENT STRATEGY

We currently maintain the portfolio's average dollar-weighted maturity between one and five years. The Fund's average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.(2) The Fund's portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

(3.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Treasury Index: 1-5 Year Component is the 1-5 year component of the BC U.S. Treasury Index. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                             32 | Semiannual Report

MANAGER'S DISCUSSION

During the six-month period under review, the global economy remained mired in a deep recession, although the latter half of the period offered a more optimistic tone. Policymakers continued their efforts to lay out a road map for financial recovery, equity markets rose sharply, consumer demand improved modestly and short-term liquidity conditions improved. Although U.S. financial markets appeared to respond positively to the Federal Reserve's and the Obama administration's coordinated actions and signs emerged of moderating economic decline, the chance for a return to growth remained challenged by weak labor and financial markets and declining home prices.

The Fund continued to look for strong valuations within the lower interest-rate risk government bond markets of U.S. Treasuries, agency debentures and agency mortgage pass-throughs, both fixed and adjustable rate. In the recent environment, we favored agency debentures and mortgage pass-throughs because we believed they offered better return potential in addition to an income advantage over Treasury securities.

As markets improved and investors' risk appetite returned, yield spreads on non-U.S. Treasury sectors narrowed and the non-Treasury sectors in which the Fund invests outperformed comparable nominal U.S. Treasuries. Each of the primary sectors the Fund invests in had positive returns for the period, and security selection and sector allocation contributed positively to the Fund's performance versus its benchmark. The Fund's relatively small position in Treasury Inflation Protected Securities (TIPS) outperformed other government bonds by a wide margin during the period.

Financial market conditions improved for agency mortgages and agency debentures during the period, as government support of these asset classes improved investor sentiment. Although both sectors performed well, agency mortgages experienced stronger performance and created opportunities for the Fund to invest in agency debentures with what we considered more attractive yield valuations. We increased the Fund's allocation to the TIPS sector as we believed attractive valuations and the government's stimulus plan improved the sector's outlook.


                             Semiannual Report | 33

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF KENT BURNS)


/s/ Kent Burns
Kent Burns, CFA

(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok
Paul Varunok

Portfolio Management Team
Franklin Limited Maturity
U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             34 | Semiannual Report

Performance Summary as of 4/30/09

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRGVX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.41    $10.46    $10.05
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.1858

ADVISOR CLASS (SYMBOL: FSUAX)               CHANGE   4/30/09   10/31/08
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       +$0.41    $10.45    $10.04
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.1908

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                 -------          ------   ------   -------
Cumulative Total Return(1)               +5.96%          +6.43%   +22.52%  +56.24%
Average Annual Total Return(2)           +3.58%          +4.08%    +3.67%   +4.32%
Avg. Ann. Total Return (3/31/09)(3)                      +3.05%    +3.28%   +4.32%
   Distribution Rate(4)                           3.13%
   30-Day Standardized Yield(5)                   2.08%
   Total Annual Operating Expenses(6)             0.88%

ADVISOR CLASS                           6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------------                           -------          ------   ------   -------
Cumulative Total Return(1)               +6.01%          +6.44%   +23.16%  +57.83%
Average Annual Total Return(2)           +6.01%          +6.44%    +4.25%   +4.67%
Avg. Ann. Total Return (3/31/09)(3)                      +5.46%    +3.86%   +4.66%
   Distribution Rate(4)                           3.31%
   30-Day Standardized Yield(5)                   2.25%
   Total Annual Operating Expenses(6)             0.78%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 35

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS A FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THEREFORE, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/09.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             36 | Semiannual Report

Your Fund's Expenses

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 37

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
-------                                    -----------------   --------------   -----------------------
Actual                                           $1,000           $1,059.60              $4.14
Hypothetical (5% return before expenses)         $1,000           $1,020.78              $4.06

ADVISOR CLASS
Actual                                           $1,000           $1,060.10              $3.63
Hypothetical (5% return before expenses)         $1,000           $1,021.27              $3.56

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.81% and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             38 | Semiannual Report

Franklin Real Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. Managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Real Return Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Real Return Fund - Class A posted a +5.46% cumulative total return. The Fund underperformed its benchmark, the Barclays Capital (BC) U.S. TIPS Index, which had a +9.46% total return.(1) The Fund outperformed the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), which fell 1.54% for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 42.

INVESTMENT STRATEGY

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund's assets among securities in various market sectors based on our assessment of changing economic, global market,

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. TIPS Index covers the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: (C) 2009 Morningstar. The CPI, calculated by the U.S. Bureau of
     Labor Statistics, is a measure of the average change in prices of all goods and services purchased for consumption by urban householders. User fees and sales and excise taxes paid by the consumer are included. Income taxes and investment items are not included. CPI for urban consumers includes expenditure by urban wage earners and clerical workers, professional, managerial, and technical workers, the self-employed, short-term workers, the unemployed, retirees and others not in the labor force. This represents about 80% of the total U.S. population. Also known as Cost-of-Living Index. The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 80.


                             Semiannual Report | 39

DIVIDEND DISTRIBUTIONS*
Franklin Real Return Fund
11/1/08-4/30/09

                         DIVIDEND PER SHARE
             ---------------------------------------
MONTH          CLASS A      CLASS C    ADVISOR CLASS
-----        ----------   ----------   -------------
November**           --           --             --
December     1.11 cents   1.34 cents     1.34 cents
January**            --           --             --
February**           --           --             --
March**              --           --             --
April**              --           --             --
             ----------   ----------     ----------
TOTAL        1.11 CENTS   1.34 CENTS     1.34 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund's primary investments.

industry and issuer conditions. When making our investment decisions, we will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

MANAGER'S DISCUSSION

During the six-month period under review, the global economy remained mired in a deep recession, although the latter half of the period offered a more optimistic tone. Policymakers continued their efforts to lay out a road map for financial recovery, equity markets rose sharply, consumer demand improved modestly and short-term liquidity conditions improved. Although U.S. financial markets appeared to respond positively to the Federal Reserve's and the Obama administration's coordinated actions and signs emerged of moderating economic decline, the chance for a return to growth remained challenged by weak labor and financial markets and declining home prices.

During the period, we invested the Fund's assets in the allowable sectors. At period-end, about two-thirds of the Fund's total net assets were invested in Treasury Inflation Protected Securities (TIPS). We also allocated some of the Fund's assets to natural resources, real estate investment trusts (REITs), short-term non-U.S. dollar securities and high yield securities. We employed a non-U.S. dollar strategy to help hedge against dollar weakness versus certain currencies. With the exception of natural resources and REITs, which were hurt by the downturn in commodity prices and commercial property markets, respectively, all of these sectors helped Fund performance during the reporting period.


                             40 | Semiannual Report

PORTFOLIO BREAKDOWN
Franklin Real Return Fund
Based on Total Net Assets as of 4/30/09

(PERFORMANCE GRAPH)

U.S. Treasury Inflation Protected Securities   67.4%
Foreign Government Debt Securities              7.8%
Natural Resources - Common Stocks*              5.0%
Corporate Bonds                                 4.5%
Real Estate - Common Stocks                     0.6%
Diversified Financials - Preferred Stocks**     0.0%
Short-Term Investments & Other Net Assets      14.7%

*    In the SOl, the natural resources sector comprises energy and materials.

**   Diversified Financials - Preferred Stocks round to 0.0%.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey
T. Anthony Coffey, CFA

(PHOTO OF KENT BURNS)


/s/ Kent Burns
Kent Burns, CFA

Portfolio Management Team
Franklin Real Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 41

Performance Summary as of 4/30/09

FRANKLIN REAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRRAX)                     CHANGE   4/30/09   10/31/08
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$0.51    $10.06     $9.55
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0111

CLASS C (SYMBOL: N/A)                       CHANGE   4/30/09   11/3/08
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       +$0.47    $10.04    $9.57
DISTRIBUTIONS (11/3/08-4/30/09)
Dividend Income                   $0.0134

ADVISOR CLASS (SYMBOL: FARRX)               CHANGE   4/30/09   10/31/08
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       +$0.52    $10.09     $9.57
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.0134


                             42 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                 6-MONTH          1-YEAR   3-YEAR   INCEPTION (11/17/04)
-------                                 -------          ------   ------   --------------------
Cumulative Total Return(2)               +5.46%           -5.21%  +11.47%        +19.85%
Average Annual Total Return(3)           +1.02%           -9.28%   +2.20%         +3.15%
Avg. Ann. Total Return (3/31/09)(4)                      -10.09%   +2.28%         +2.97%
   Distribution Rate(5)                           0.00%
   30-Day Standardized Yield(6)                   5.11%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.08%
      With Waiver                                 0.90%

CLASS C                                                                    INCEPTION (11/3/08)
-------                                                                    -------------------
Cumulative Total Return(2)                                                        +5.06%
Aggregate Total Return(8)                                                         +4.06%
Aggregate Total Return (3/31/09)(4)                                               +3.01%
   Distribution Rate(5)                           0.00%
   30-Day Standardized Yield(6)                   4.94%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.48%
      With Waiver                                 1.30%

ADVISOR CLASS                           6-MONTH          1-YEAR   3-YEAR   INCEPTION (11/17/04)
-------------                           -------          ------   ------   --------------------
Cumulative Total Return(2)               +5.58%           -4.91%  +12.34%        +21.25%
Average Annual Total Return(3)           +5.58%           -4.91%   +3.95%         +4.43%
Avg. Ann. Total Return (3/31/09)(4)                       -5.93%   +4.02%         +4.25%
   Distribution Rate(5)                           0.00%
   30-Day Standardized Yield(6)                   5.59%
   Total Annual Operating Expenses(7)
      Without Waiver                              0.83%
      With Waiver                                 0.65%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.65% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.


                             Semiannual Report | 43

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 4.92%, 4.75% and 5.39% for Classes A, C and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Class C and Advisor) per share on 4/30/09.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Aggregate total return represents the change in value of an investment over the period shown. Since Class C shares have existed for less than one year, average annual total returns are not available.


                             44 | Semiannual Report

Your Fund's Expenses

FRANKLIN REAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 45

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,054.60              $4.58
Hypothetical (5% return before expenses)         $1,000           $1,020.33              $4.51

CLASS C
Actual (11/3/08-4/30/09)                         $1,000           $1,050.60              $6.54
Hypothetical (5% return before expenses)         $1,000           $1,018.30              $6.51

ADVISOR CLASS
Actual                                           $1,000           $1,055.80              $3.31
Hypothetical (5% return before expenses)         $1,000           $1,021.57              $3.26

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%; C: 1.30%; and
     Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 181/365 (Hypothetical for Classes A and Advisor) to reflect the one-half year period. For Actual Class C expenses, the multiplier is 179/365 to reflect the number of days since inception.


                             46 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCED FUND

                                                          SIX MONTHS ENDED       YEAR ENDED OCTOBER 31,
                                                           APRIL 30, 2009    -----------------------------
CLASS A                                                     (UNAUDITED)        2008       2007     2006(a)
-------                                                   ----------------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $  7.00        $ 11.36    $ 10.65    $ 10.00
                                                              -------        -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ...........................          0.17           0.39       0.36       0.10
   Net realized and unrealized gains (losses) .........          0.17          (4.09)      0.68       0.62
                                                              -------        -------    -------    -------
Total from investment operations ......................          0.34          (3.70)      1.04       0.72
                                                              -------        -------    -------    -------
Less distributions from:
   Net investment income ..............................         (0.21)         (0.42)     (0.33)     (0.07)
   Net realized gains .................................            --          (0.24)        --         --
                                                              -------        -------    -------    -------
Total distributions ...................................         (0.21)         (0.66)     (0.33)     (0.07)
                                                              -------        -------    -------    -------
Redemption fees(d) ....................................            --             --(e)      --(e)      --(e)
                                                              -------        -------    -------    -------
Net asset value, end of period ........................       $  7.13        $  7.00    $ 11.36    $ 10.65
                                                              =======        =======    =======    =======
Total return(f) .......................................          5.06%        (34.20)%     9.91%      7.20%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....          1.24%          1.34%      1.58%      2.02%
Expenses net of waiver and payments by affiliates .....          0.98%          1.01%      1.04%      1.06%
Net investment income .................................          5.20%          3.99%      3.26%      2.84%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................       $55,747        $39,061    $35,180    $17,258
Portfolio turnover rate ...............................         41.42%         51.48%     77.53%     13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 47

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                          SIX MONTHS ENDED      YEAR ENDED OCTOBER 31,
                                                           APRIL 30, 2009    ----------------------------
CLASS C                                                     (UNAUDITED)        2008      2007     2006(a)
-------                                                   ----------------   -------    ------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $  6.96       $ 11.30    $10.62    $10.00
                                                               -------       -------    ------    ------
Income from investment operations(b):
   Net investment income(c) ...........................           0.15          0.33      0.30      0.07
   Net realized and unrealized gains (losses) .........           0.16         (4.08)     0.68      0.62
                                                               -------       -------    ------    ------
Total from investment operations ......................           0.31         (3.75)     0.98      0.69
                                                               -------       -------    ------    ------
Less distributions from:
   Net investment income ..............................          (0.19)        (0.35)    (0.30)    (0.07)
   Net realized gains .................................             --         (0.24)       --        --
                                                               -------       -------    ------    ------
Total distributions ...................................          (0.19)        (0.59)    (0.30)    (0.07)
                                                               -------       -------    ------    ------
Redemption fees(d) ....................................             --            --(e)     --(e)     --(e)
                                                               -------       -------    ------    ------
Net asset value, end of period ........................        $  7.08       $  6.96    $11.30    $10.62
                                                               =======       =======    ======    ======
Total return(f) .......................................           4.62%       (34.69)%    9.33%     6.90%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....           1.94%         2.00%     2.25%     2.65%
Expenses net of waiver and payments by affiliates .....           1.68%         1.67%     1.71%     1.69%
Net investment income .................................           4.50%         3.33%     2.59%     2.21%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $10,479       $ 7,136    $6,542    $  242
Portfolio turnover rate ...............................          41.42%        51.48%    77.53%    13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             48 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                          SIX MONTHS ENDED       YEAR ENDED OCTOBER 31,
                                                           APRIL 30, 2009    ----------------------------
CLASS R                                                     (UNAUDITED)        2008      2007     2006(a)
-------                                                   ----------------   -------    ------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $ 7.00       $ 11.36    $10.64    $10.00
                                                                ------       -------    ------    ------
Income from investment operations(b):
   Net investment income(c) ...........................           0.15          0.37      0.34      0.09
   Net realized and unrealized gains (losses) .........           0.20         (4.09)     0.69      0.62
                                                                ------       -------    ------    ------
Total from investment operations ......................           0.35         (3.72)     1.03      0.71
                                                                ------       -------    ------    ------
Less distributions from:
   Net investment income ..............................          (0.21)        (0.40)    (0.31)    (0.07)
   Net realized gains .................................             --         (0.24)       --        --
                                                                ------       -------    ------    ------
Total distributions ...................................          (0.21)        (0.64)    (0.31)    (0.07)
                                                                ------       -------    ------    ------
Redemption fees(d) ....................................             --            --(e)     --(e)     --(e)
                                                                ------       -------    ------    ------
Net asset value, end of period ........................         $ 7.14       $  7.00    $11.36    $10.64
                                                                ======       =======    ======    ======
Total return(f) .......................................           4.93%       (34.26)%    9.83%     7.10%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....           1.47%         1.54%     1.75%     2.17%
Expenses net of waiver and payments by affiliates .....           1.21%         1.21%     1.21%     1.21%
Net investment income .................................           4.97%         3.79%     3.09%     2.69%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $   54       $    12    $   15    $   11
Portfolio turnover rate ...............................          41.42%        51.48%    77.53%    13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 49

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                          SIX MONTHS ENDED       YEAR ENDED OCTOBER 31,
                                                           APRIL 30, 2009    ----------------------------
ADVISOR CLASS                                                (UNAUDITED)       2008      2007     2006(a)
-------------                                             ----------------   -------    ------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $ 7.01        $ 11.38    $10.66    $10.00
                                                               ------        -------    ------    ------
Income from investment operations(b):
   Net investment income(c) ...........................          0.18           0.42      0.40      0.11
   Net realized and unrealized gains (losses) .........          0.17          (4.10)     0.69      0.62
                                                               ------        -------    ------    ------
Total from investment operations ......................          0.35          (3.68)     1.09      0.73
                                                               ------        -------    ------    ------
Less distributions from:
   Net investment income ..............................         (0.22)         (0.45)    (0.37)    (0.07)
   Net realized gains .................................            --          (0.24)       --        --
                                                               ------        -------    ------    ------
Total distributions ...................................         (0.22)         (0.69)    (0.37)    (0.07)
                                                               ------        -------    ------    ------
Redemption fees(d) ....................................            --             --(e)     --(e)     --(e)
                                                               ------        -------    ------    ------
Net asset value, end of period ........................        $ 7.14        $  7.01    $11.38    $10.66
                                                               ======        =======    ======    ======
Total return(f) .......................................          5.20%        (34.01)%   10.34%     7.30%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....          0.97%          1.04%     1.25%     1.67%
Expenses net of waiver and payments by affiliates .....          0.71%          0.71%     0.71%     0.71%
Net investment income .................................          5.47%          4.29%     3.59%     3.19%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $1,211        $ 1,072    $1,180    $  239
Portfolio turnover rate ...............................         41.42%         51.48%    77.53%    13.10%

(a)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             50 | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

          FRANKLIN BALANCED FUND                                                COUNTRY              SHARES               VALUE
          ----------------------                                             --------------  ----------------------  --------------
          COMMON STOCKS 41.7%
          CONSUMER DISCRETIONARY 1.0%
          CBS Corp., B ....................................................   United States          100,000         $      704,000
                                                                                                                     --------------
          CONSUMER STAPLES 3.0%
          CVS Caremark Corp. ..............................................   United States           45,000              1,430,100
          Diageo PLC, ADR .................................................  United Kingdom           12,600                602,910
                                                                                                                     --------------
                                                                                                                          2,033,010
                                                                                                                     --------------
          ENERGY 5.1%
          Chevron Corp. ...................................................   United States            3,600                237,960
          ConocoPhillips ..................................................   United States           20,000                820,000
      (a) Devon Energy Corp. ..............................................   United States           10,000                518,500
      (a) Halliburton Co. .................................................   United States           50,000              1,011,000
          Petroplus Holdings AG ...........................................    Switzerland            25,000                431,450
          Valero Energy Corp. .............................................   United States           20,000                396,800
                                                                                                                     --------------
                                                                                                                          3,415,710
                                                                                                                     --------------
          FINANCIALS 2.4%
          iStar Financial Inc. ............................................   United States           30,000                101,100
          JPMorgan Chase & Co. ............................................   United States           20,000                660,000
          Wells Fargo & Co. ...............................................   United States           42,400                848,424
                                                                                                                     --------------
                                                                                                                          1,609,524
                                                                                                                     --------------
          HEALTH CARE 4.6%
          Johnson & Johnson ...............................................   United States           20,000              1,047,200
          Merck & Co. Inc. ................................................   United States           30,000                727,200
          Pfizer Inc. .....................................................   United States           30,000                400,800
          Roche Holding AG ................................................    Switzerland             4,000                506,351
      (b) Tenet Healthcare Corp. ..........................................   United States          200,000                450,000
                                                                                                                     --------------
                                                                                                                          3,131,551
                                                                                                                     --------------
          INDUSTRIALS 4.8%
          3M Co. ..........................................................   United States            8,000                460,800
          Avery Dennison Corp. ............................................   United States           15,000                431,100
          The Boeing Co. ..................................................   United States           10,000                400,500
          General Electric Co. ............................................   United States           40,000                506,000
          Pitney Bowes Inc. ...............................................   United States           25,000                613,500
      (a) United Parcel Service Inc., B ...................................   United States            6,000                314,040
      (a) United Technologies Corp. .......................................   United States           10,000                488,400
                                                                                                                     --------------
                                                                                                                          3,214,340
                                                                                                                     --------------
          INFORMATION TECHNOLOGY 10.4%
      (b) Agilent Technologies Inc. .......................................   United States           50,000                913,000
   (a, b) Cisco Systems Inc. ..............................................   United States           30,000                579,600
          Intel Corp. .....................................................   United States           60,000                946,800
      (a) International Business Machines Corp. ...........................   United States           10,000              1,032,100
          Maxim Integrated Products Inc. ..................................   United States           20,000                271,000
      (a) Microsoft Corp. .................................................   United States          100,000              2,026,000
          QUALCOMM Inc. ...................................................   United States           11,800                499,376
          Texas Instruments Inc. ..........................................   United States           40,000                722,400
                                                                                                                     --------------
                                                                                                                          6,990,276
                                                                                                                     --------------


                             Semiannual Report | 51

Franklin Investors Securities Trust

          FRANKLIN BALANCED FUND                                                COUNTRY              SHARES               VALUE
          ----------------------                                             --------------  ----------------------  --------------
          COMMON STOCKS (CONTINUED)
          MATERIALS 3.1%
          Celanese Corp., A ...............................................   United States           50,000         $    1,042,000
          Weyerhaeuser Co. ................................................   United States           30,000              1,057,800
                                                                                                                     --------------
                                                                                                                          2,099,800
                                                                                                                     --------------
          TELECOMMUNICATION SERVICES 1.5%
      (a) AT&T Inc. .......................................................   United States           40,000              1,024,800
                                                                                                                     --------------
          UTILITIES 5.8%
          Duke Energy Corp. ...............................................   United States           40,000                552,400
          PG&E Corp. ......................................................   United States           25,000                928,000
          Public Service Enterprise Group Inc. ............................   United States           20,000                596,800
          The Southern Co. ................................................   United States           40,000              1,155,200
          TECO Energy Inc. ................................................   United States           65,000                688,350
                                                                                                                     --------------
                                                                                                                          3,920,750
                                                                                                                     --------------
          TOTAL COMMON STOCKS (COST $35,314,733) ..........................                                              28,143,761
                                                                                                                     --------------
          CONVERTIBLE PREFERRED STOCKS 4.8%
          FINANCIALS 1.9%
          Bank of America Corp., 7.25%, cvt. pfd., L ......................   United States            1,800              1,038,600
          Citigroup Inc., 6.50%, cvt. pfd. ................................   United States            8,533                269,643
                                                                                                                     --------------
                                                                                                                          1,308,243
                                                                                                                     --------------
          HEALTH CARE 1.6%
          Schering-Plough Corp., 6.00%, cvt. pfd. .........................   United States            5,000              1,052,812
                                                                                                                     --------------
          MATERIALS 1.3%
          Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd. ...........   United States           13,500                907,875
                                                                                                                     --------------
          TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,117,892) ............                                               3,268,930
                                                                                                                     --------------
          PREFERRED STOCKS 0.1%
          FINANCIALS 0.1%
      (b) Fannie Mae, 7.625%, pfd., R .....................................   United States           20,000                 13,000
      (b) Fannie Mae, 8.25%, pfd. .........................................   United States           25,000                 20,750
      (b) Freddie Mac, 8.375%, pfd., Z ....................................   United States           30,200                 15,402
                                                                                                                     --------------
          TOTAL PREFERRED STOCKS (COST $1,880,000)                                                                           49,152
                                                                                                                     --------------
          EQUITY-LINKED SECURITIES (COST $1,080,000) 1.7%
          CONSUMER DISCRETIONARY 1.7%
   (c, d) Morgan Stanley into Comcast Corp., 10.00%, 144A .................   United States           75,000              1,134,285
                                                                                                                     --------------

                                                                                             PRINCIPAL AMOUNT(e)
                                                                                             -------------------
          CONVERTIBLE BONDS 7.4%
          CONSUMER DISCRETIONARY 1.4%
      (c) Host Marriott LP, cvt., senior deb., 144A, 3.25%, 3/15/24 .......   United States  $     1,000,000                966,250
                                                                                                                     --------------
          FINANCIALS 0.6%
          Vornado Realty Trust, cvt., senior bond, 2.85%, 4/01/27 .........   United States          500,000                424,375
                                                                                                                     --------------
          HEALTH CARE 1.7%
      (c) Mylan Inc., cvt., 144A, 3.75%, 9/15/15 ..........................   United States        1,000,000              1,135,000
                                                                                                                     --------------


                             52 | Semiannual Report

Franklin Investors Securities Trust

          FRANKLIN BALANCED FUND                                                COUNTRY        PRINCIPAL AMOUNT(e)        VALUE
          ----------------------                                             --------------  ----------------------  --------------
          CONVERTIBLE BONDS (CONTINUED)
          INDUSTRIALS 2.1%
          Ingersoll Rand Co., cvt., senior note, 4.50%, 4/15/12 ...........   United States  $     1,000,000         $    1,402,500
                                                                                                                     --------------
          MATERIALS 1.6%
      (f) ArcelorMittal, cvt., senior note, 5.00%, 5/15/14 ................    Luxembourg          1,000,000              1,037,350
                                                                                                                     --------------
          TOTAL CONVERTIBLE BONDS (COST $4,130,535) .......................                                               4,965,475
                                                                                                                     --------------
          CORPORATE BONDS 32.8%
          CONSUMER DISCRETIONARY 3.5%
          Comcast Corp., senior note,
                5.85%, 1/15/10 ............................................   United States          200,000                203,612
                6.30%, 11/15/17 ...........................................   United States          350,000                357,155
          Ford Motor Credit Co. LLC, senior note, 9.75%, 9/15/10 ..........   United States          900,000                810,282
          Target Corp., 6.00%, 1/15/18 ....................................   United States        1,000,000              1,009,277
                                                                                                                     --------------
                                                                                                                          2,380,326
                                                                                                                     --------------
          CONSUMER STAPLES 3.7%
          Altria Group Inc., senior note, 9.70%, 11/10/18 .................   United States        1,000,000              1,170,424
      (c) Anheuser-Busch InBev NV, senior note, 144A, 7.20%, 1/15/14 ......   United States          750,000                782,985
          Bunge Ltd. Finance Corp., senior note, 5.10%, 7/15/15 ...........   United States          300,000                261,409
          CVS Caremark Corp., senior note, 5.75%, 6/01/17 .................   United States          300,000                302,005
                                                                                                                     --------------
                                                                                                                          2,516,823
                                                                                                                     --------------
          ENERGY 4.5%
          Chesapeake Energy Corp., senior note, 7.25%, 12/15/18 ...........   United States        1,000,000                880,000
          El Paso Corp., senior note, 7.25%, 4/01/18 ......................   United States          500,000                458,750
          Valero Energy Corp., senior note, 10.50%, 3/15/39 ...............   United States          500,000                553,816
          Weatherford International Ltd., senior note, 9.625%, 3/01/19 ....   United States          850,000                918,819
      (c) The Williams Cos. Inc., senior note, 144A, 8.75%, 1/15/20 .......   United States          250,000                257,320
                                                                                                                     --------------
                                                                                                                          3,068,705
                                                                                                                     --------------
          FINANCIALS 11.5%
          American Express Co., senior note, 7.00%, 3/19/18 ...............   United States          700,000                664,992
          American Express Credit Corp., senior note, C, 7.30%, 8/20/13 ...   United States          500,000                501,539
      (g) Bank of America Corp., pfd., sub. bond, M, 8.125%, Perpetual ....   United States          725,000                412,648
   (c, g) BNP Paribas, 144A, 7.195%, Perpetual ............................      France              300,000                195,081
          Compass Bank, 6.40%, 10/01/17 ...................................   United States          400,000                361,951
          Goldman Sachs Group Inc., senior note, 7.50%, 2/15/19 ...........   United States          700,000                719,526
          iStar Financial Inc., 8.625%, 6/01/13 ...........................   United States          900,000                360,237
      (g) JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual .....   United States        1,440,000              1,080,000
          Lazard Group, senior note, 6.85%, 6/15/17 .......................   United States          300,000                251,341
      (c) Metropolitan Life Global Funding I, senior secured note, 144A,
             5.125%, 4/10/13 ..............................................   United States          900,000                861,388
          Simon Property Group LP, senior note, 10.35%, 4/01/19 ...........   United States          500,000                522,695
      (h) The Travelers Cos. Inc., junior sub. bond, FRN, 6.25%, 3/15/67 ..   United States          500,000                308,383
      (g) Wachovia Capital Trust III, junior sub. bond, 5.80%, Perpetual ..   United States          500,000                232,500
(c, g, i) Washington Mutual Preferred Funding Trust IV, junior sub. bond,
             144A, 9.75%, Perpetual .......................................   United States          500,000                    375
      (g) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ................   United States          300,000                196,500


                             Semiannual Report | 53

Franklin Investors Securities Trust

          FRANKLIN BALANCED FUND                                                COUNTRY        PRINCIPAL AMOUNT(e)        VALUE
          ----------------------                                             --------------  ----------------------  --------------
          CORPORATE BONDS (CONTINUED)
          FINANCIALS (CONTINUED)
      (g) Wells Fargo Capital XV, pfd., 9.75%, Perpetual ..................   United States  $       700,000         $      591,500
      (c) Woodside Finance Ltd., senior note, 144A, 8.125%, 3/01/14 .......     Australia            500,000                502,232
                                                                                                                     --------------
                                                                                                                          7,762,888
                                                                                                                     --------------
          HEALTH CARE 1.4%
          Coventry Health Care Inc., senior note, 6.30%, 8/15/14 ..........   United States          400,000                294,466
          HCA Inc., 6.375%, 1/15/15 .......................................   United States          255,000                202,725
          Quest Diagnostics Inc., 6.95%, 7/01/37 ..........................   United States          500,000                445,820
                                                                                                                     --------------
                                                                                                                            943,011
                                                                                                                     --------------
          INDUSTRIALS 0.5%
          Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%,
             4/15/14 ......................................................   United States          300,000                314,237
                                                                                                                     --------------
          MATERIALS 0.8%
      (c) Anglo American Capital PLC, senior note, 144A, 9.375%, 4/08/14 ..  United Kingdom          500,000                509,708
                                                                                                                     --------------
          TELECOMMUNICATION SERVICES 2.0%
          Embarq Corp., senior note, 7.082%, 6/01/16 ......................   United States          250,000                240,327
          Verizon New York Inc., senior deb., A, 6.875%, 4/01/12 ..........   United States          250,000                260,793
      (c) Verizon Wireless, 144A, 8.50%, 11/15/18 .........................   United States          700,000                840,260
                                                                                                                     --------------
                                                                                                                          1,341,380
                                                                                                                     --------------
          UTILITIES 4.9%
          Arizona Public Service Co., senior note, 8.75%, 3/01/19 .........   United States          500,000                488,998
          Dominion Resources Inc., senior note, 8.875%, 1/15/19 ...........   United States          500,000                580,815
          Duke Energy Corp., senior note, 6.30%, 2/01/14 ..................   United States          300,000                316,881
          Illinois Power Co., senior secured note, 9.75%, 11/15/18 ........   United States        1,000,000              1,105,256
          Sempra Energy, senior note, 8.90%, 11/15/13 .....................   United States          750,000                811,166
                                                                                                                     --------------
                                                                                                                          3,303,116
                                                                                                                     --------------
          TOTAL CORPORATE BONDS (COST $23,858,617) ........................                                              22,140,194
                                                                                                                     --------------
          ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES (COST $117,952) 0.1%
          FINANCIALS 0.1%
      (h) Accredited Mortgage Loan Trust, 2005-3, A1, FRN, 0.678%,
             9/25/35 ......................................................   United States          117,879                 88,119
                                                                                                                     --------------
          MORTGAGE-BACKED SECURITIES 0.9%
          FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 0.9%
          FNMA 30 Year, 6.00%, 8/01/36 ....................................   United States          305,394                319,882
          FNMA 30 Year, 6.50%, 4/01/36 ....................................   United States          253,962                269,481
                                                                                                                     --------------
          TOTAL MORTGAGE-BACKED SECURITIES (COST $553,547) ................                                                 589,363
                                                                                                                     --------------
          SHORT TERM INVESTMENTS 11.0%
          U.S. GOVERNMENT AND AGENCY SECURITIES (COST $2,469,853) 3.7%
      (j) U.S. Treasury Bill, 5/28/09 .....................................   United States        2,470,000              2,469,953
                                                                                                                     --------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS (COST $73,523,129) ..                                              62,849,232
                                                                                                                     --------------


                             54 | Semiannual Report

Franklin Investors Securities Trust

          FRANKLIN BALANCED FUND                                                COUNTRY              SHARES               VALUE
          ----------------------                                             --------------  ----------------------  --------------
          SHORT TERM INVESTMENTS (CONTINUED)
          MONEY MARKET FUNDS (COST $4,951,688) 7.3%
      (k) Franklin Institutional Fiduciary Trust Money Market Portfolio,
             0.04% ........................................................   United States        4,951,688         $    4,951,688
                                                                                                                     --------------
          TOTAL INVESTMENTS (COST $78,474,817) 100.5% .....................                                              67,800,920
          OPTIONS WRITTEN (0.1)% ..........................................                                                 (47,200)
          OTHER ASSETS, LESS LIABILITIES (0.4)% ...........................                                                (263,741)
                                                                                                                     --------------
          NET ASSETS 100.0% ...............................................                                          $   67,489,979
                                                                                                                     ==============

                                                                                                  CONTRACTS
                                                                                             -------------------
      (l) OPTIONS WRITTEN 0.1%
          CALL OPTIONS 0.1%
          INDUSTRIALS 0.0%(m)
          United Parcel Service Inc., May 55 Calls, 5/16/09 ...............   United States               60                  3,300
          United Technologies Corp., Jun. 55 Calls, 6/20/09 ...............   United States              100                  4,000
                                                                                                                     --------------
                                                                                                                              7,300
                                                                                                                     --------------
          INFORMATION TECHNOLOGY 0.0%(m)
          Cisco Systems Inc., May 20 Calls, 5/16/09 .......................   United States              100                  4,200
          International Business Machines Corp., Jun. 110 Calls, 6/20/09 ..   United States               50                  8,500
          Microsoft Corp.,
                May 21 Calls, 5/16/09 .....................................   United States              200                  6,000
                Jun. 23 Calls, 6/20/09 ....................................   United States              200                  4,600
                                                                                                                     --------------
                                                                                                                             23,300
                                                                                                                     --------------
          TELECOMMUNICATION SERVICES 0.0%(m)
          AT&T Inc., Jul. 30 Calls, 7/18/09 ...............................   United States              200                  3,400
                                                                                                                     --------------
          PUT OPTIONS 0.0%(m)
          ENERGY 0.0%(m)
          Devon Energy Corp., May 40 Puts, 5/16/09 ........................   United States              100                  1,400
          Halliburton Co., May 15 Puts, 5/16/09 ...........................   United States              100                    400
          Weatherford International Ltd., May 12.5 Puts, 5/16/09 ..........   United States              250                  1,500
                                                                                                                     --------------
                                                                                                                              3,300
                                                                                                                     --------------
          INDUSTRIALS 0.0%(m)
          United Parcel Service Inc., May 45 Puts, 5/16/09 ................   United States              100                  1,500
          United Technologies Corp., Jun. 40 Puts, 6/20/09 ................   United States               50                  2,000
                                                                                                                     --------------
                                                                                                                              3,500
                                                                                                                     --------------
          INFORMATION TECHNOLOGY 0.0%(m)
          Cisco System Inc., May 16 Puts, 5/16/09 .........................   United States              100                    600
          International Business Machines Corp., May 90 Puts, 5/16/09 .....   United States               50                    700
                                                                                                                     --------------
                                                                                                                              1,300
                                                                                                                     --------------
          TELECOMMUNICATION SERVICES 0.0%(m)
          AT&T Inc., Jul. 22 Puts, 7/18/09 ................................   United States              100                  5,100
                                                                                                                     --------------
          TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $90,663) ...............                                          $       47,200
                                                                                                                     --------------


                             Semiannual Report | 55

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

See Abbreviations on page 111.

(a) A portion or all of the security is held in connection with written option contracts open at period end.

(b)  Non-income producing.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the aggregate value of these securities was $7,184,884, representing 10.65% of net assets.

(d)  See Note 1(f) regarding equity-linked securities.

(e)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(f)  Security purchased on a when-issued basis. See Note 1(d).

(g)  Perpetual security with no stated maturity date.

(h)  The coupon rate shown represents the rate at period end.

(i)  See Note 9 regarding defaulted securities.

(j)  The security is traded on a discount basis with no stated coupon rate.

(k) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(l)  See Note 1(g) regarding written options.

(m)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                             56 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                   SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2009   ------------------------------------------------------------
CLASS A                                              (UNAUDITED)       2008         2007         2006         2005         2004
-------                                            ----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $   9.48       $  17.14     $  17.19     $  16.46     $  15.16     $  13.90
                                                      --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) .....................         0.19           0.42         0.38         0.43         0.42         0.50
   Net realized and unrealized gains (losses) ...         0.91          (6.75)        1.36         1.52         1.49         1.43
                                                      --------       --------     --------     --------     --------     --------
Total from investment operations ................         1.10          (6.33)        1.74         1.95         1.91         1.93
                                                      --------       --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ........................        (0.29)         (0.75)       (0.58)       (0.60)       (0.61)       (0.67)
   Net realized gains ...........................           --          (0.58)       (1.21)       (0.62)          --           --
                                                      --------       --------     --------     --------     --------     --------
Total distributions .............................        (0.29)         (1.33)       (1.79)       (1.22)       (0.61)       (0.67)
                                                      --------       --------     --------     --------     --------     --------
Redemption fees(c) ..............................           --             --(d)        --(d)        --(d)        --(d)        --(d)
                                                      --------       --------     --------     --------     --------     --------
Net asset value, end of period ..................     $  10.29       $   9.48     $  17.14     $  17.19     $  16.46     $  15.16
                                                      ========       ========     ========     ========     ========     ========
Total return(e) .................................        12.22%        (39.36)%      10.66%       12.45%       12.76%       14.06%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ........................................         0.99%          0.89%        0.87%        0.86%        0.88%        0.92%
Expenses net of payments by affiliates ..........         0.99%(g)       0.89%(g)     0.87%(g)     0.86%(g)     0.88%(g)     0.89%
Net investment income ...........................         4.08%          2.92%        2.25%        2.59%        2.63%        3.36%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $433,066       $396,201     $844,603     $718,018     $551,120     $380,960
Portfolio turnover rate .........................        24.33%         37.58%       17.59%       31.37%       35.30%       28.37%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 57

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                   SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2009   ------------------------------------------------------------
CLASS C                                              (UNAUDITED)       2008         2007         2006         2005         2004
-------                                            ----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $   9.39       $  16.98     $  17.04     $  16.32     $  15.05     $  13.81
                                                      --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) .....................         0.15           0.31         0.25         0.30         0.30         0.39
   Net realized and unrealized gains (losses) ...         0.91          (6.68)        1.36         1.52         1.46         1.42
                                                      --------       --------     --------     --------     --------     --------
Total from investment operations ................         1.06          (6.37)        1.61         1.82         1.76         1.81
                                                      --------       --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ........................        (0.26)         (0.64)       (0.46)       (0.48)       (0.49)       (0.57)
   Net realized gains ...........................           --          (0.58)       (1.21)       (0.62)          --           --
                                                      --------       --------     --------     --------     --------     --------
Total distributions .............................        (0.26)         (1.22)       (1.67)       (1.10)       (0.49)       (0.57)
                                                      --------       --------     --------     --------     --------     --------
Redemption fees(c) ..............................           --             --(d)        --(d)        --(d)        --(d)        --(d)
                                                      --------       --------     --------     --------     --------     --------
Net asset value, end of period ..................     $  10.19       $   9.39     $  16.98     $  17.04     $  16.32     $  15.05
                                                      ========       ========     ========     ========     ========     ========
Total return(e) .................................        11.66%        (39.80)%       9.94%       11.53%       11.92%       13.21%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ........................................         1.74%          1.63%        1.61%        1.61%        1.63%        1.67%
Expenses net of payments by affiliates ..........         1.74%(g)       1.63%(g)     1.61%(g)     1.61%(g)     1.63%(g)     1.64%
Net investment income ...........................         3.33%          2.18%        1.51%        1.83%        1.88%        2.61%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $153,672       $138,148     $306,353     $271,216     $219,970     $167,813
Portfolio turnover rate .........................        24.33%         37.58%       17.59%       31.37%       35.30%       28.37%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             58 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                   SIX MONTHS ENDED  PERIOD ENDED
                                                    APRIL 30, 2009    OCTOBER 31,
ADVISOR CLASS                                         (UNAUDITED)       2008(a)
-------------                                      ----------------  ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $ 9.48         $ 15.65
                                                        ------         -------
Income from investment operations(b):
   Net investment income(c) .....................         0.21            0.24
   Net realized and unrealized gains (losses) ...         0.92           (5.88)
                                                        ------         -------
Total from investment operations ................         1.13           (5.64)
                                                        ------         -------
Less distributions from net investment income ...        (0.31)          (0.53)
                                                        ------         -------
Redemption fees(d) ..............................           --              --(e)
                                                        ------         -------
Net asset value, end of period ..................       $10.30         $  9.48
                                                        ======         =======
Total return(f) .................................        12.38%         (36.93)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) .....................................         0.74%           0.64%
Net investment income ...........................         4.33%           3.17%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $9,349         $   318
Portfolio turnover rate .........................        24.33%          37.58%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 59

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

          FRANKLIN CONVERTIBLE SECURITIES FUND                                                       SHARES               VALUE
          ------------------------------------                                               ----------------------  --------------
          COMMON STOCKS 2.1%
          INDUSTRIALS 0.3%
          Avery Dennison Corp. ............................................                           50,000         $    1,437,000
                                                                                                                     --------------
          UTILITIES 1.8%
          CenterPoint Energy Inc. .........................................                          310,820              3,307,125
          Entergy Corp. ...................................................                          117,940              7,638,973
                                                                                                                     --------------
                                                                                                                         10,946,098
                                                                                                                     --------------
          TOTAL COMMON STOCKS (COST $16,217,779) ..........................                                              12,383,098
                                                                                                                     --------------
          CONVERTIBLE PREFERRED STOCKS 24.2%
          CONSUMER DISCRETIONARY 3.1%
      (a) Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ...............                          450,000              8,865,000
          General Motors Corp., 6.25%, cvt. pfd., C .......................                          235,000                535,800
          General Motors Corp., 1.50%, cvt. pfd., D .......................                          776,200              4,996,788
          Retail Ventures Inc. into DSW Inc., 6.625%, cvt. pfd. ...........                          250,000              3,950,000
                                                                                                                     --------------
                                                                                                                         18,347,588
                                                                                                                     --------------
          CONSUMER STAPLES 2.3%
          Archer Daniels Midland Co., 6.25%, cvt. pfd. ....................                          400,000             13,408,000
                                                                                                                     --------------
          ENERGY 3.4%
          Chesapeake Energy Corp., 5.00%, cvt. pfd. .......................                           90,000              5,670,000
      (b) Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A .................                          110,000              6,930,000
          El Paso Corp., 4.99%, cvt. pfd. .................................                           12,000              7,488,000
                                                                                                                     --------------
                                                                                                                         20,088,000
                                                                                                                     --------------
          FINANCIALS 6.8%
          Affiliated Managers Group Inc., 5.10%, cvt. pfd. ................                          350,000              9,362,500
          Bank of America Corp., 7.25%, cvt. pfd., L ......................                            4,000              2,308,000
          CIT Group Inc., 8.75%, cvt. pfd., C .............................                           30,000                480,300
      (a) Fannie Mae, 5.375%, cvt. pfd. ...................................                              140                256,882
          Legg Mason Inc., 7.00%, cvt. pfd. ...............................                          375,000              8,073,750
          Simon Property Group Inc., 6.00%, cvt. pfd. .....................                          200,000              9,122,000
          Wells Fargo & Co., 7.50%, cvt. pfd., A ..........................                           17,900             11,062,200
                                                                                                                     --------------
                                                                                                                         40,665,632
                                                                                                                     --------------
          HEALTH CARE 3.1%
          Schering-Plough Corp., 6.00%, cvt. pfd. .........................                           88,000             18,529,500
                                                                                                                     --------------
          MATERIALS 3.0%
          Celanese Corp., 4.25%, cvt. pfd. ................................                          639,700             18,071,525
                                                                                                                     --------------
          UTILITIES 2.5%
          CMS Energy Corp., 4.50%, cvt. pfd., B ...........................                          100,000              6,412,500
          NRG Energy Inc., 4.00%, cvt. pfd. ...............................                            9,500              8,552,375
                                                                                                                     --------------
                                                                                                                         14,964,875
                                                                                                                     --------------
          TOTAL CONVERTIBLE PREFERRED STOCKS (COST $235,641,070) ..........                                             144,075,120
                                                                                                                     --------------


                             60 | Semiannual Report

Franklin Investors Securities Trust

          FRANKLIN CONVERTIBLE SECURITIES FUND                                                 PRINCIPAL AMOUNT(c)        VALUE
          ------------------------------------                                               ----------------------  --------------
          CONVERTIBLE BONDS 70.4%
          CONSUMER DISCRETIONARY 10.1%
          Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 ..............                  $    16,000,000         $   15,980,000
          BorgWarner Inc., cvt., senior note, 3.50%, 4/15/12 ..............                        6,750,000              7,830,000
          Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 ...............                       18,000,000             17,595,000
          Liberty Media Corp., cvt., senior deb., B, 3.25%, 3/15/31 .......                       10,000,000              3,737,500
          Lions Gate Entertainment Corp., cvt., senior note, 3.625%,
             3/15/25 (Canada) .............................................                       10,000,000              7,500,000
      (b) Live Nation Inc., cvt., senior note, 144A, 2.875%, 7/15/27 ......                       17,865,000              7,525,631
                                                                                                                     --------------
                                                                                                                         60,168,131
                                                                                                                     --------------
          ENERGY 1.0%
          Helix Energy Solutions Group, cvt., senior note,
             3.25%, 12/15/25 ..............................................                       10,000,000              6,225,000
                                                                                                                     --------------
          FINANCIALS 4.1%
          CapitalSource Inc., cvt., senior sub. note, 4.00%, 7/15/34 ......                       20,000,000             12,824,320
      (d) iStar Financial Inc., cvt., senior note, FRN,
             1.708%, 10/01/12 .............................................                       23,000,000              7,450,551
          Leucadia National Corp., cvt., senior sub. note,
             3.75%, 4/15/14 ...............................................                        3,600,000              3,978,000
                                                                                                                     --------------
                                                                                                                         24,252,871
                                                                                                                     --------------
          HEALTH CARE 20.7%
          Alza Corp. into Johnson & Johnson, cvt., sub. deb., zero
             cpn., 7/28/20 ................................................                       15,000,000             13,331,250
          American Medical Systems Holdings Ltd., cvt., senior sub. note,
             3.25%, 7/01/36 ...............................................                       15,000,000             12,956,250
      (b) Amgen Inc., cvt., senior note, 144A, 0.375%, 2/01/13 ............                       15,000,000             13,631,250
          Biomarin Pharmaceutical Inc., cvt., senior note,
             1.875%, 4/23/17 ..............................................                       10,300,000              8,317,250
          Gilead Sciences Inc., cvt., senior note, 0.625%, 5/01/13 ........                       10,000,000             12,925,000
          Lifepoint Hospitals Inc., cvt., 3.25%, 8/15/25 ..................                       15,000,000             12,412,500
      (b) Medtronic Inc., cvt., senior note, 144A, 1.50%, 4/15/11 .........                       17,000,000             16,128,750
      (b) Mylan Inc., cvt., 144A, 3.75%, 9/15/15 ..........................                       14,500,000             16,457,500
          PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 .............                       17,550,000             17,308,688
                                                                                                                     --------------
                                                                                                                        123,468,438
                                                                                                                     --------------
          INDUSTRIALS 7.9%
      (b) GATX Corp., cvt., senior note, 144A, 5.00%, 8/15/23 .............                        3,000,000              3,731,250
          Ingersoll Rand Co., cvt., senior note, 4.50%, 4/15/12 ...........                        9,000,000             12,622,500
      (b) L-3 Communications Corp., cvt., 144A, 3.00%, 8/01/35 ............                       15,000,000             15,075,000
          WESCO International Inc., cvt., senior deb.,
                1.75%, 11/15/26 ...........................................                        5,000,000              3,950,000
       (b)      144A, 1.75%, 11/15/26 .....................................                       15,000,000             11,850,000
                                                                                                                     --------------
                                                                                                                         47,228,750
                                                                                                                     --------------
          INFORMATION TECHNOLOGY 18.5%
      (b) Alliance Data System Corp., cvt., senior note, 144A,
             1.75%, 8/01/13 ...............................................                       17,000,000             13,196,250
   (b, e) BearingPoint Inc., cvt., sub. note, 144A, 2.50%, 12/15/24 .......                       14,000,000                 78,048
          EMC Corp., cvt., senior note, 1.75%, 12/01/13 ...................                       10,000,000             10,325,000
          Intel Corp., cvt.,
      (b)       junior sub. bond, 144A, 2.95%, 12/15/35 ...................                       19,000,000             16,387,500
                sub. deb., 2.95%, 12/15/35 ................................                        2,000,000              1,725,000
          Liberty Media Corp. into Motorola Inc., cvt., senior deb.,
             3.50%, 1/15/31 ...............................................                        8,000,000              2,763,354
      (b) Microchip Technology Inc., cvt., junior sub. note, 144A,
             2.125%, 12/15/37 .............................................                       20,000,000             15,471,420
          Micron Technology Inc., cvt., senior sub. note,
             1.875%, 6/01/14 ..............................................                       20,000,000             11,500,000


                             Semiannual Report | 61

Franklin Investors Securities Trust

          FRANKLIN CONVERTIBLE SECURITIES FUND                                                 PRINCIPAL AMOUNT(c)        VALUE
          ------------------------------------                                               ----------------------  --------------
          CONVERTIBLE BONDS (CONTINUED)
          INFORMATION TECHNOLOGY (CONTINUED)
          PMC-Sierra Inc., cvt.,
      (b)       144A, 2.25%, 10/15/25 .....................................                  $     3,500,000         $    3,758,125
                sub. note, 2.25%, 10/15/25 ................................                        9,500,000             10,200,625
      (b) VeriFone Holdings Inc., cvt., senior note, 144A,
             1.375%, 6/15/12 ..............................................                       21,000,000             14,385,000
      (b) VeriSign Inc., cvt., junior sub. bond, 144A, 3.25%, 8/15/37 .....                       14,000,000             10,220,000
                                                                                                                     --------------
                                                                                                                        110,010,322
                                                                                                                     --------------
          MATERIALS 4.7%
          Alcoa Inc., cvt., senior note, 5.25%, 3/15/14 ...................                        5,500,000              8,690,000
      (f) ArcelorMittal, cvt., senior note, 5.00%, 5/15/14 (Luxembourg) ...                       10,000,000             10,373,500
          Newmont Mining Corp., cvt., senior note, 3.00%, 2/15/12 .........                        7,500,000              8,953,125
                                                                                                                     --------------
                                                                                                                         28,016,625
                                                                                                                     --------------
          TELECOMMUNICATION SERVICES 2.3%
      (b) NII Holdings Inc., cvt., 144A, 2.75%, 8/15/25 ...................                       15,000,000             13,818,750
                                                                                                                     --------------
          UTILITIES 1.1%
          CMS Energy Corp., cvt., senior note, 2.875%, 12/01/24 ...........                        6,000,000              6,382,500
                                                                                                                     --------------
          TOTAL CONVERTIBLE BONDS (COST $518,828,500) .....................                                             419,571,387
                                                                                                                     --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $770,687,349) ..........................................                                             576,029,605
                                                                                                                     --------------

                                                                                                     SHARES
                                                                                             ----------------------
          SHORT TERM INVESTMENTS (COST $21,761,477) 3.6%
          MONEY MARKET FUNDS 3.6%
      (g) Franklin Institutional Fiduciary Trust Money Market
             Portfolio, 0.04% .............................................                       21,761,477             21,761,477
                                                                                                                     --------------
          TOTAL INVESTMENTS (COST $792,448,826) 100.3% ....................                                             597,791,082
          OTHER ASSETS, LESS LIABILITIES (0.3)% ...........................                                              (1,704,383)
                                                                                                                     --------------
          NET ASSETS 100.0% ...............................................                                          $  596,086,699
                                                                                                                     ==============

See Abbreviations on page 111.

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the aggregate value of these securities was $178,644,474, representing 29.97% of net assets.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)  The coupon rate shown represents the rate at period end.

(e)  See Note 9 regarding defaulted securities.

(f)  Security purchased on a when-issued basis. See Note 1(d).

(g) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             62 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                                  SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   ------------------------------------------------------------
CLASS A                                              (UNAUDITED)      2008         2007         2006         2005         2004
-------                                           ----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $  12.88       $  22.41     $  22.67     $  20.47     $  19.58     $  17.84
                                                     --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................         0.20           0.48         0.46         0.48         0.50         0.41
   Net realized and unrealized gains (losses) ..        (1.00)         (8.57)        1.16         2.70         0.85         1.72
                                                     --------       --------     --------     --------     --------     --------
Total from investment operations ...............        (0.80)         (8.09)        1.62         3.18         1.35         2.13
                                                     --------       --------     --------     --------     --------     --------
Less distributions from:
   Net investment income .......................        (0.29)         (0.48)       (0.45)       (0.51)       (0.46)       (0.39)
   Net realized gains ..........................           --          (0.96)       (1.43)       (0.47)          --           --
                                                     --------       --------     --------     --------     --------     --------
Total distributions ............................        (0.29)         (1.44)       (1.88)       (0.98)       (0.46)       (0.39)
                                                     --------       --------     --------     --------     --------     --------
Redemption fees(c) .............................           --             --(d)        --(d)        --(d)        --(d)        --(d)
                                                     --------       --------     --------     --------     --------     --------
Net asset value, end of period .................     $  11.79       $  12.88     $  22.41     $  22.67     $  20.47     $  19.58
                                                     ========       ========     ========     ========     ========     ========
Total return(e) ................................        (6.11)%       (38.01)%       7.40%       16.04%        6.92%       12.04%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................         1.05%(g)       0.95%(g)     0.92%(g)     0.91%(g)     0.93%(g)     0.93%(h)
Net investment income ..........................         3.45%          2.66%        2.03%        2.26%        2.43%        2.15%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $437,366       $465,027     $855,227     $735,432     $651,766     $615,941
Portfolio turnover rate ........................        20.22%         31.32%       27.66%       29.34%       38.05%       36.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 63

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                  SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   -------------------------------------------------------
CLASS B                                              (UNAUDITED)      2008        2007        2006        2005        2004
-------                                           ----------------  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $ 12.82        $ 22.30     $ 22.57     $ 20.38     $ 19.49     $ 17.76
                                                     -------        -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ....................        0.15           0.34        0.29        0.32        0.35        0.27
   Net realized and unrealized gains (losses) ..       (0.98)         (8.52)       1.15        2.70        0.85        1.71
                                                     -------        -------     -------     -------     -------     -------
Total from investment operations ...............       (0.83)         (8.18)       1.44        3.02        1.20        1.98
                                                     -------        -------     -------     -------     -------     -------
Less distributions from:
   Net investment income .......................       (0.25)         (0.34)      (0.28)      (0.36)      (0.31)      (0.25)
   Net realized gains ..........................          --          (0.96)      (1.43)      (0.47)         --          --
                                                     -------        -------     -------     -------     -------     -------
Total distributions ............................       (0.25)         (1.30)      (1.71)      (0.83)      (0.31)      (0.25)
                                                     -------        -------     -------     -------     -------     -------
Redemption fees(c) .............................          --             --(d)       --(d)       --(d)       --(d)       --(d)
                                                     -------        -------     -------     -------     -------     -------
Net asset value, end of period .................     $ 11.74        $ 12.82     $ 22.30     $ 22.57     $ 20.38     $ 19.49
                                                     =======        =======     =======     =======     =======     =======
Total return(e) . ..............................       (6.50)%       (38.47)%      6.59%      15.20%       6.17%      11.20%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................        1.80%(g)       1.70%(g)    1.67%(g)    1.65%(g)    1.68%(g)    1.68%(h)
Net investment income ..........................        2.70%          1.91%       1.28%       1.52%       1.68%       1.40%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $16,521        $20,559     $46,627     $51,979     $54,880     $55,442
Portfolio turnover rate ........................       20.22%         31.32%      27.66%      29.34%      38.05%      36.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             64 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                  SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   -----------------------------------------------------------
CLASS C                                              (UNAUDITED)      2008        2007         2006         2005         2004
-------                                           ----------------  -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $ 12.83        $ 22.31     $  22.58     $  20.39     $  19.50     $  17.77
                                                     -------        -------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................        0.15           0.34         0.29         0.32         0.34         0.27
   Net realized and unrealized gains (losses)...       (0.99)         (8.52)        1.15         2.70         0.86         1.71
                                                     -------        -------     --------     --------     --------     --------
Total from investment operations ...............       (0.84)         (8.18)        1.44         3.02         1.20         1.98
                                                     -------        -------     --------     --------     --------     --------
Less distributions from:
   Net investment income .......................       (0.25)         (0.34)       (0.28)       (0.36)       (0.31)       (0.25)
   Net realized gains ..........................          --          (0.96)       (1.43)       (0.47)          --           --
                                                     -------        -------     --------     --------     --------     --------
Total distributions ............................       (0.25)         (1.30)       (1.71)       (0.83)       (0.31)       (0.25)
                                                     -------        -------     --------     --------     --------     --------
Redemption fees(c) .............................          --             --(d)        --(d)        --(d)        --(d)        --(d)
                                                     -------        -------     --------     --------     --------     --------
Net asset value, end of period .................     $ 11.74        $ 12.83     $  22.31     $  22.58     $  20.39     $  19.50
                                                     =======        =======     ========     ========     ========     ========
Total return(e) ................................       (6.49)%       (38.46)%       6.60%       15.19%        6.16%       11.19%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................        1.80%(g)       1.70%(g)     1.66%(g)     1.65%(g)     1.68%(g)     1.68%(h)
Net investment income ..........................        2.70%          1.91%        1.29%        1.52%        1.68%        1.40%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $71,529        $78,394     $166,481     $172,366     $174,674     $172,773
Portfolio turnover rate ........................       20.22%         31.32%       27.66%       29.34%       38.05%       36.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 65

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                  SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   -------------------------------------------------------
CLASS R                                              (UNAUDITED)      2008        2007        2006        2005        2004
-------                                           ----------------  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $12.89         $ 22.43     $ 22.68     $ 20.48     $ 19.59     $ 17.85
                                                     ------         -------     -------     -------     -------     -------
Income from investment operations(a):
    Net investment income(b) ...................       0.18            0.44        0.41        0.43        0.45        0.37
    Net realized and unrealized gains (losses)..      (0.99)          (8.59)       1.16        2.70        0.85        1.72
                                                     ------         -------     -------     -------     -------     -------
Total from investment operations ...............      (0.81)          (8.15)       1.57        3.13        1.30        2.09
                                                     ------         -------     -------     -------     -------     -------
Less distributions from:
    Net investment income ......................      (0.28)          (0.43)      (0.39)      (0.46)      (0.41)      (0.35)
    Net realized gains .........................         --           (0.96)      (1.43)      (0.47)         --          --
                                                     ------         -------     -------     -------     -------     -------
Total distributions ............................      (0.28)          (1.39)      (1.82)      (0.93)      (0.41)      (0.35)
                                                     ------         -------     -------     -------     -------     -------
Redemption fees(c) .............................         --              --(d)       --(d)       --(d)       --(d)       --(d)
                                                     ------         -------     -------     -------     -------     -------
Net asset value, end of period .................     $11.80         $ 12.89     $ 22.43     $ 22.68     $ 20.48     $ 19.59
                                                     ======         =======     =======     =======     =======     =======
Total return(e) ................................      (6.30)%        (38.18)%      7.11%      15.69%       6.71%      11.75%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................       1.30%(g)        1.20%(g)    1.17%(g)    1.16%(g)    1.18%(g)    1.18%(h)
Net investment income ..........................       3.20%           2.41%       1.78%       2.01%       2.18%       1.90%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $4,109         $ 4,690     $13,532     $18,908     $20,612     $18,858
Portfolio turnover rate ........................      20.22%          31.32%      27.66%      29.34%      38.05%      36.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             66 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                   SIX MONTHS ENDED   PERIOD ENDED
                                                    APRIL 30, 2009     OCTOBER 31,
ADVISOR CLASS                                        (UNAUDITED)         2008(a)
-------------                                      ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........        $12.88         $ 19.59
                                                        ------         -------
Income from investment operations(b):
   Net investment income(c) ....................          0.20            0.23
   Net realized and unrealized gains (losses) ..         (0.98)          (6.75)
                                                        ------         -------
Total from investment operations ...............         (0.78)          (6.52)
                                                        ------         -------
Less distributions from net investment income ..         (0.30)          (0.19)
                                                        ------         -------
Redemption fees(d) .............................            --              --(e)
                                                        ------         -------
Net asset value, end of period .................        $11.80         $ 12.88
                                                        ======         =======
Total return(f) ................................         (5.99)%        (33.43)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ....................................          0.80%           0.70%
Net investment income ..........................          3.70%           2.91%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............        $1,316         $   679
Portfolio turnover rate ........................         20.22%          31.32%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 67

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

          FRANKLIN EQUITY INCOME FUND                                           COUNTRY              SHARES               VALUE
          ---------------------------                                        --------------  ----------------------  --------------
          COMMON STOCKS 72.3%
          CONSUMER DISCRETIONARY 4.2%
          Best Buy Co. Inc. ...............................................   United States          298,700         $   11,464,107
          The Home Depot Inc. .............................................   United States          414,000             10,896,480
                                                                                                                     --------------
                                                                                                                         22,360,587
                                                                                                                     --------------
          CONSUMER STAPLES 6.5%
          The Coca-Cola Co. ...............................................   United States          329,800             14,197,890
          Diageo PLC, ADR .................................................  United Kingdom          227,200             10,871,520
          Unilever NV, N.Y. shs. ..........................................    Netherlands           488,700              9,671,373
                                                                                                                     --------------
                                                                                                                         34,740,783
                                                                                                                     --------------
          ENERGY 11.3%
          Chesapeake Energy Corp. .........................................   United States          445,645              8,783,663
          Chevron Corp. ...................................................   United States          155,600             10,285,160
          ConocoPhillips ..................................................   United States          279,300             11,451,300
          Exxon Mobil Corp. ...............................................   United States          144,734              9,649,416
          Halliburton Co. .................................................   United States          450,000              9,099,000
          Spectra Energy Corp. ............................................   United States          720,400             10,445,800
                                                                                                                     --------------
                                                                                                                         59,714,339
                                                                                                                     --------------
          FINANCIALS 6.0%
          AFLAC Inc. ......................................................   United States          210,500              6,081,345
          iStar Financial Inc. ............................................   United States          534,400              1,800,928
          JPMorgan Chase & Co. ............................................   United States          261,350              8,624,550
          Marsh & McLennan Cos. Inc. ......................................   United States          365,900              7,716,831
          Wells Fargo & Co. ...............................................   United States          374,400              7,491,744
                                                                                                                     --------------
                                                                                                                         31,715,398
                                                                                                                     --------------
          HEALTH CARE 6.7%
          Johnson & Johnson ...............................................   United States          200,500             10,498,180
          Pfizer Inc. .....................................................   United States          684,500              9,144,920
          Roche Holding AG ................................................    Switzerland           125,300             15,861,454
                                                                                                                     --------------
                                                                                                                         35,504,554
                                                                                                                     --------------
          INDUSTRIALS 13.9%
          3M Co. ..........................................................   United States          213,100             12,274,560
          The Boeing Co. ..................................................   United States          189,300              7,581,465
          Caterpillar Inc. ................................................   United States          264,200              9,400,236
          General Electric Co. ............................................   United States          596,600              7,546,990
          J.B. Hunt Transport Services Inc. ...............................   United States          282,800              7,952,336
          Pitney Bowes Inc. ...............................................   United States          334,500              8,208,630
          United Parcel Service Inc., B ...................................   United States          201,600             10,551,744
          Waste Management Inc. ...........................................   United States          383,300             10,222,611
                                                                                                                     --------------
                                                                                                                         73,738,572
                                                                                                                     --------------
          INFORMATION TECHNOLOGY 11.8%
          Intel Corp. .....................................................   United States          870,500             13,736,490
          International Business Machines Corp. ...........................   United States          139,900             14,439,079
          Microsoft Corp. .................................................   United States          750,000             15,195,000
          Nokia Corp., ADR ................................................      Finland             530,800              7,505,512
          Paychex Inc. ....................................................   United States          443,900             11,989,739
                                                                                                                     --------------
                                                                                                                         62,865,820
                                                                                                                     --------------


                             68 | Semiannual Report

Franklin Investors Securities Trust

          FRANKLIN EQUITY INCOME FUND                                           COUNTRY              SHARES               VALUE
          ---------------------------                                        --------------  ----------------------  --------------
          COMMON STOCKS (CONTINUED)
          MATERIALS 2.4%
          Newmont Mining Corp. ............................................   United States          148,700         $    5,983,688
          Weyerhaeuser Co. ................................................   United States          185,000              6,523,100
                                                                                                                     --------------
                                                                                                                         12,506,788
                                                                                                                     --------------
          TELECOMMUNICATION SERVICES 1.8%
          AT&T Inc. .......................................................   United States          379,710              9,728,170
                                                                                                                     --------------
          UTILITIES 7.7%
          Dominion Resources Inc. .........................................   United States          343,000             10,344,880
          Entergy Corp. ...................................................   United States          141,857              9,188,078
          PG&E Corp. ......................................................   United States          261,000              9,688,320
          The Southern Co. ................................................   United States          404,000             11,667,520
                                                                                                                     --------------
                                                                                                                         40,888,798
                                                                                                                     --------------
          TOTAL COMMON STOCKS (COST $495,654,937) .........................                                             383,763,809
                                                                                                                     --------------
          CONVERTIBLE PREFERRED STOCKS 7.3%
          CONSUMER DISCRETIONARY 0.9%
          Autoliv Inc., 8.00%, cvt. pfd. ..................................      Sweden              134,000              4,919,810
                                                                                                                     --------------
          FINANCIALS 3.4%
          Bank of America Corp., 7.25%, cvt. pfd., L ......................   United States           18,000             10,386,000
          Wells Fargo & Co., 7.50%, cvt. pfd., A ..........................   United States           12,500              7,725,000
                                                                                                                     --------------
                                                                                                                         18,111,000
                                                                                                                     --------------
          HEALTH CARE 3.0%
          Schering-Plough Corp., 6.00%, cvt. pfd. .........................   United States           76,000             16,002,750
                                                                                                                     --------------
          TOTAL CONVERTIBLE PREFERRED STOCKS (COST $42,094,814) ...........                                              39,033,560
                                                                                                                     --------------
          PREFERRED STOCKS (COST $15,634,990) 0.1%
          FINANCIALS 0.1%
      (a) Fannie Mae, 8.25%, pfd. .........................................   United States          625,000                518,750
                                                                                                                     --------------

                                                                                               PRINCIPAL AMOUNT(b)
                                                                                             ----------------------
          CONVERTIBLE BONDS 8.3%
          CONSUMER DISCRETIONARY 1.2%
          Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 ...............   United States  $     6,344,000              6,201,260
                                                                                                                     --------------
          HEALTH CARE 3.2%
      (c) Mylan Inc., cvt., 144A, 3.75%, 9/15/15 ..........................   United States       15,000,000             17,025,000
                                                                                                                     --------------
          INFORMATION TECHNOLOGY 2.9%
          Microchip Technology Inc., cvt., 2.125%, 12/15/37 ...............   United States       19,500,000             15,161,250
                                                                                                                     --------------
          MATERIALS 1.0%
      (d) ArcelorMittal, cvt., senior note, 5.00%, 5/15/14 ................    Luxembourg          5,250,000              5,446,087
                                                                                                                     --------------
          TOTAL CONVERTIBLE BONDS (COST $40,722,785) ......................                                              43,833,597
                                                                                                                     --------------


                             Semiannual Report | 69

Franklin Investors Securities Trust

          FRANKLIN EQUITY INCOME FUND                                           COUNTRY        PRINCIPAL AMOUNT(b)        VALUE
          ---------------------------                                        --------------  ----------------------  --------------
          CORPORATE BONDS 8.0%
          CONSUMER STAPLES 1.4%
          Altria Group Inc., senior bond, 9.25%, 8/06/19 ..................   United States  $     6,500,000         $    7,455,780
                                                                                                                     --------------
          ENERGY 2.4%
          Valero Energy Corp., senior note, 9.375%, 3/15/19 ...............   United States        6,500,000              7,271,596
          Weatherford International Ltd., senior note, 9.625%, 3/01/19 ....   United States        5,000,000              5,404,815
                                                                                                                     --------------
                                                                                                                         12,676,411
                                                                                                                     --------------
          FINANCIALS 4.2%
          American Express Credit Corp., senior note, C, 7.30%, 8/20/13 ...   United States       12,500,000             12,538,487
      (e) JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual .....   United States       13,000,000              9,750,000
                                                                                                                     --------------
                                                                                                                         22,288,487
                                                                                                                     --------------
          TOTAL CORPORATE BONDS (COST $42,168,662) ........................                                              42,420,678
                                                                                                                     --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $636,276,188) .............................................                                             509,570,394
                                                                                                                     --------------

                                                                                                     SHARES
                                                                                             ----------------------
          SHORT TERM INVESTMENTS (COST $24,678,707) 4.6%
          MONEY MARKET FUNDS 4.6%
      (f) Franklin Institutional Fiduciary Trust Money Market Portfolio,
             0.04% ........................................................   United States      24,678,707              24,678,707
                                                                                                                     --------------
          TOTAL INVESTMENTS (COST $660,954,895) 100.6% ....................                                             534,249,101
          OTHER ASSETS, LESS LIABILITIES (0.6)% ...........................                                              (3,408,199)
                                                                                                                     --------------
          NET ASSETS 100.0% ...............................................                                          $  530,840,902
                                                                                                                     ==============

See Abbreviations on page 111.

(a)  Non-income producing.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the value of this security was $17,025,000, representing 3.21% of net assets.

(d)  Security purchased on a when-issued basis. See Note 1(d).

(e)  Perpetual security with no stated maturity date.

(f) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             70 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                  SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   -----------------------------------------------------------
CLASS A                                              (UNAUDITED)      2008         2007         2006        2005         2004
-------                                           ----------------  --------     --------     --------    --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $  10.05       $  10.00     $   9.90     $   9.91    $  10.26     $  10.37
                                                     --------       --------     --------     --------    --------     --------
Income from investment operations(a):
   Net investment income(b) ....................         0.15           0.37         0.38         0.34        0.30         0.27
   Net realized and unrealized gains (losses) ..         0.45           0.09         0.11         0.01       (0.32)       (0.04)
                                                     --------       --------     --------     --------    --------     --------
Total from investment operations ...............         0.60           0.46         0.49         0.35       (0.02)        0.23
                                                     --------       --------     --------     --------    --------     --------
Less distributions from net investment income ..        (0.19)         (0.41)       (0.39)       (0.36)      (0.33)       (0.34)
                                                     --------       --------     --------     --------    --------     --------
Redemption fees(c) .............................           --             --(d)        --(d)        --(d)       --(d)        --(d)
                                                     --------       --------     --------     --------    --------     --------
Net asset value, end of period .................     $  10.46       $  10.05     $  10.00     $   9.90    $   9.91     $  10.26
                                                     ========       ========     ========     ========    ========     ========
Total return(e) ................................         5.96%          4.67%        5.05%        3.63%      (0.16)%       2.23%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................         0.81%          0.86%(g)     0.88%(g)     0.83%       0.81%(g)     0.79%
Net investment income ..........................         3.00%          3.64%        3.79%        3.43%       2.96%        2.67%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $368,326       $298,468     $189,122     $211,245    $268,197     $309,544
Portfolio turnover rate ........................        10.02%         61.57%       25.29%       45.79%      62.33%       86.82%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 71

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                  SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   ------------------------------------------------------
ADVISOR CLASS                                        (UNAUDITED)      2008        2007        2006       2005        2004
-------------                                     ----------------  -------     -------     -------    -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $ 10.04       $  9.99     $  9.89     $  9.90    $ 10.24     $ 10.36
                                                      -------       -------     -------     -------    -------     -------
Income from investment operations(a):
   Net investment income(b) ....................         0.16          0.38        0.39        0.35       0.31        0.28
   Net realized and unrealized gains (losses) ..         0.44          0.09        0.11        0.01      (0.31)      (0.05)
                                                      -------       -------     -------     -------    -------     -------
Total from investment operations ...............         0.60          0.47        0.50        0.36         --        0.23
                                                      -------       -------     -------     -------    -------     -------
Less distributions from net investment income ..        (0.19)        (0.42)      (0.40)      (0.37)     (0.34)      (0.35)
                                                      -------       -------     -------     -------    -------     -------
Redemption fees(c) .............................           --            --(d)       --(d)       --(d)      --(d)       --(d)
                                                      -------       -------     -------     -------    -------     -------
Net asset value, end of period .................      $ 10.45       $ 10.04     $  9.99     $  9.89    $  9.90     $ 10.24
                                                      =======       =======     =======     =======    =======     =======
Total return(e) ................................         6.01%         4.78%       5.16%       3.74%      0.04%       2.24%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................         0.71%         0.76%(g)    0.78%(g)    0.73%      0.71%(g)    0.69%
Net investment income ..........................         3.10%         3.74%       3.89%       3.53%      3.06%       2.77%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $41,343       $27,734     $22,143     $22,293    $26,725     $24,141
Portfolio turnover rate ........................        10.02%        61.57%      25.29%      45.79%     62.33%      86.82%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             72 | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

          FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                             PRINCIPAL AMOUNT          VALUE
          ---------------------------------------------------------                          ----------------------  --------------
          MORTGAGE-BACKED SECURITIES 33.1%
      (a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.7%
          FHLMC, 4.176%, 12/01/34 .........................................................  $       646,562         $      654,575
          FHLMC, 4.377%, 12/01/33 .........................................................          909,259                915,855
          FHLMC, 4.442%, 9/01/33 ..........................................................          271,020                273,723
          FHLMC, 4.726%, 8/01/34 ..........................................................        1,064,872              1,075,197
                                                                                                                     --------------
                                                                                                                          2,919,350
                                                                                                                     --------------
          FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 11.0%
          FHLMC Gold 15 Year, 5.00%, 6/01/23 ..............................................        6,027,776              6,239,116
          FHLMC Gold 15 Year, 5.00%, 10/01/17 - 7/01/23 ...................................        5,752,356              5,956,050
          FHLMC Gold 15 Year, 6.00%, 10/01/21 .............................................        3,386,789              3,555,004
          FHLMC Gold 15 Year, 6.00%, 10/01/23 .............................................       17,275,391             18,132,453
          FHLMC Gold 15 Year, 7.00%, 12/01/10 - 8/01/13 ...................................          114,027                119,340
          FHLMC Gold 30 Year, 4.00%, 2/01/29 ..............................................        4,971,002              5,009,645
          FHLMC Gold 30 Year, 5.00%, 8/01/38 ..............................................        4,406,930              4,535,186
          FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31 ...................................        1,286,063              1,401,509
          FHLMC Gold 30 Year, 9.50%, 3/01/21 ..............................................           27,249                 28,682
                                                                                                                     --------------
                                                                                                                         44,976,985
                                                                                                                     --------------
      (a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 10.8%
          FNMA, 2.956%, 3/01/33 ...........................................................        1,339,289              1,340,563
          FNMA, 3.148%, 4/01/34 ...........................................................          271,768                270,437
          FNMA, 3.29%, 3/01/34 ............................................................          144,592                144,854
          FNMA, 3.465%, 4/01/33 ...........................................................          440,916                446,689
          FNMA, 3.705%, 9/01/34 ...........................................................          608,530                607,633
          FNMA, 3.895%, 4/01/35 ...........................................................          128,947                125,798
          FNMA, 3.914%, 5/01/34 ...........................................................        1,164,924              1,177,747
          FNMA, 3.926%, 3/01/35 ...........................................................        2,657,948              2,683,202
          FNMA, 3.93%, 3/01/33 ............................................................          268,363                264,843
          FNMA, 3.978%, 4/01/33 ...........................................................        1,263,824              1,280,993
          FNMA, 3.979%, 12/01/34 ..........................................................          615,707                634,583
          FNMA, 4.102%, 8/01/33 ...........................................................          621,926                620,739
          FNMA, 4.109%, 2/01/35 ...........................................................        2,863,644              2,922,919
          FNMA, 4.16%, 1/01/33 ............................................................           10,762                 10,839
          FNMA, 4.162%, 6/01/34 ...........................................................        1,119,070              1,121,205
          FNMA, 4.188%, 8/01/34 ...........................................................        1,068,879              1,086,700
          FNMA, 4.294%, 9/01/33 ...........................................................        3,373,603              3,441,637
          FNMA, 4.44%, 8/01/34 ............................................................        3,969,228              4,054,516
          FNMA, 4.452%, 6/01/33 ...........................................................          293,812                298,399
          FNMA, 4.478%, 11/01/34 ..........................................................          251,125                255,599
          FNMA, 4.483%, 1/01/35 ...........................................................       10,461,228             10,590,232
          FNMA, 4.50%, 10/01/33 ...........................................................          294,828                298,092
          FNMA, 4.555%, 1/01/33 ...........................................................          194,388                198,444
          FNMA, 4.562%, 7/01/34 ...........................................................        1,987,464              2,004,406
          FNMA, 4.657%, 2/01/34 ...........................................................        1,554,422              1,587,175
          FNMA, 4.921%, 11/01/32 ..........................................................        3,044,912              3,057,904
          FNMA, 5.157%, 1/01/35 ...........................................................          373,328                383,587
          FNMA, 5.80%, 12/01/33 ...........................................................          538,787                552,492
          FNMA, 5.809%, 11/01/11 ..........................................................        2,434,246              2,579,117
                                                                                                                     --------------
                                                                                                                         44,041,344
                                                                                                                     --------------


                             Semiannual Report | 73

Franklin Investors Securities Trust

          FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                             PRINCIPAL AMOUNT          VALUE
          ---------------------------------------------------------                          ----------------------  --------------
          MORTGAGE-BACKED SECURITIES (CONTINUED)
          FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 9.3%
          FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19 .........................................  $       515,796         $      534,078
          FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18 ..........................................        2,662,894              2,776,146
          FNMA 15 Year, 5.00%, 6/01/23 ....................................................        8,620,935              8,928,581
          FNMA 15 Year, 5.50%, 3/01/16 - 11/01/17 .........................................        2,562,613              2,686,642
          FNMA 15 Year, 5.50%, 2/01/21 ....................................................        4,202,010              4,380,431
          FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17 ..........................................        2,397,004              2,530,615
          FNMA 15 Year, 6.50%, 9/01/09 - 10/01/16 .........................................          338,052                357,320
          FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14 ..........................................          251,492                263,197
          FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15 .........................................          135,990                144,155
          FNMA 30 Year, 5.00%, 3/01/38 ....................................................       12,820,588             13,201,721
          FNMA 30 Year, 6.50%, 8/01/38 ....................................................        1,908,711              2,025,245
          FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20 .........................................          134,831                147,436
          FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22 ..........................................          262,770                292,580
                                                                                                                     --------------
                                                                                                                         38,268,147
                                                                                                                     --------------
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 1.3%
          GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14 ....................................          436,611                461,958
          GNMA I SF 15 Year, 7.50%, 10/15/14 - 12/15/14 ...................................          164,331                174,812
          GNMA I SF 30 Year, 5.00%, 3/15/39 ...............................................        2,425,396              2,514,872
          GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33 .....................................          767,992                801,696
          GNMA I SF 30 Year, 6.00%, 3/15/33 ...............................................          191,730                201,462
          GNMA I SF 30 Year, 7.50%, 11/15/16 ..............................................           40,807                 43,365
          GNMA I SF 30 Year, 8.00%, 11/15/16 ..............................................           99,024                106,672
          GNMA I SF 30 Year, 8.50%, 9/15/09 - 1/15/17 .....................................           25,777                 27,897
          GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17 .....................................          353,350                382,087
          GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31 ..................................          483,527                520,012
          GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/16 ...................................           66,304                 71,149
          GNMA II SF 30 Year, 9.50%, 6/20/16 ..............................................           63,544                 69,179
                                                                                                                     --------------
                                                                                                                          5,375,161
                                                                                                                     --------------
          TOTAL MORTGAGE-BACKED SECURITIES (COST $132,703,892) ............................                             135,580,987
                                                                                                                     --------------
          U.S. GOVERNMENT AND AGENCY SECURITIES 64.1%
          FHLB,
             4.875%, 11/18/11 .............................................................        2,000,000              2,160,292
             5.75%, 5/15/12 ...............................................................        2,000,000              2,228,814
          FHLMC,
             4.75%, 1/18/11 ...............................................................       11,000,000             11,669,438
             3.875%, 6/29/11 ..............................................................        7,000,000              7,375,158
             5.25%, 7/18/11 ...............................................................       16,000,000             17,342,720
             5.50%, 9/15/11 ...............................................................       14,000,000             15,313,522
             5.75%, 1/15/12 ...............................................................        2,000,000              2,220,444
             2.125%, 3/23/12 ..............................................................        8,000,000              8,089,248
             5.125%, 7/15/12 ..............................................................       14,000,000             15,447,040
             5.50%, 8/20/12 ...............................................................        8,000,000              8,930,216
             4.125%, 12/21/12 .............................................................        4,000,000              4,306,640
             4.50%, 1/15/13 ...............................................................        8,300,000              9,037,331
             3.50%, 5/29/13 ...............................................................        4,200,000              4,424,360
             3.75%, 6/28/13 ...............................................................        7,000,000              7,449,883
             4.50%, 7/15/13 ...............................................................        3,500,000              3,822,441


                             74 | Semiannual Report

Franklin Investors Securities Trust

          FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                             PRINCIPAL AMOUNT          VALUE
          ---------------------------------------------------------                          ----------------------  --------------
          U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
          FHLMC, (continued)
             4.50%, 1/15/14 ...............................................................  $     7,000,000         $    7,654,913
             4.50%, 1/15/15 ...............................................................       12,000,000             13,166,976
             senior note, 4.75%, 3/05/12 ..................................................       10,000,000             10,850,530
             senior note, 4.375%, 7/17/15 .................................................        4,000,000              4,354,960
          FNMA,
             1.75%, 3/23/11 ...............................................................       10,000,000             10,103,640
             5.125%, 4/15/11 ..............................................................        9,000,000              9,651,861
             6.00%, 5/15/11 ...............................................................        9,000,000              9,875,844
             3.625%, 8/15/11 ..............................................................       10,000,000             10,501,080
             5.00%, 10/15/11 ..............................................................        3,000,000              3,244,428
             5.375%, 11/15/11 .............................................................        6,300,000              6,903,257
             5.00%, 2/16/12 ...............................................................        6,000,000              6,539,502
             1.875%, 4/20/12 ..............................................................        1,500,000              1,506,171
             4.75%, 11/19/12 ..............................................................        4,000,000              4,382,008
             4.375%, 3/15/13 ..............................................................        4,000,000              4,351,496
             4.625%, 10/15/13 .............................................................        5,000,000              5,496,440
             2.75%, 3/13/14 ...............................................................       20,000,000             20,264,780
             5.25%, 9/15/16 ...............................................................        3,000,000              3,368,226
             senior note, 5.00%, 4/15/15 ..................................................        2,000,000              2,237,548
      (b) U.S. Treasury Note, Index Linked,
             2.00%, 1/15/14 ...............................................................        3,559,425              3,628,388
             2.00%, 7/15/14 ...............................................................        1,350,631              1,379,753
             2.375%, 1/15/17 ..............................................................        3,156,103              3,305,033
                                                                                                                     --------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $249,783,171) .................                             262,584,381
                                                                                                                     --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $382,487,063) .............                             398,165,368
                                                                                                                     --------------

                                                                                                     SHARES
                                                                                             ----------------------
          SHORT TERM INVESTMENTS 2.5%
          MONEY MARKET FUNDS (COST $8,216,663) 2.0%
      (c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% ............        8,216,663              8,216,663
                                                                                                                     --------------

                                                                                                PRINCIPAL AMOUNT
                                                                                             ----------------------
          REPURCHASE AGREEMENTS (COST $2,114,598) 0.5%
      (d) Joint Repurchase Agreement, 0.133%, 5/01/09 (Maturity Value $2,114,606) .........  $     2,114,598              2,114,598
             Banc of America Securities LLC (Maturity Value $317,762)
             Barclays Capital Inc. (Maturity Value $317,762)
             BNP Paribas Securities Corp. (Maturity Value $327,108)
             Credit Suisse Securities (USA) LLC (Maturity Value $327,108)
             Deutsche Bank Securities Inc. (Maturity Value $320,194)
             HSBC Securities (USA) Inc. (Maturity Value $317,762)
             UBS Securities LLC (Maturity Value $186,910)
                Collateralized by U.S. Government Agency Securities, 1.375% - 6.25%,
                   9/10/10 - 12/14/18;
      (e) U.S. Government Agency Discount Notes, 10/19/09; e U.S. Treasury Bills, 10/29/09;
             and U.S. Treasury Notes, 1.75% - 4.825%, 10/31/11 - 1/31/14
                                                                                                                     --------------
          TOTAL INVESTMENTS (COST $392,818,324) 99.7% .....................................                             408,496,629
          OTHER ASSETS, LESS LIABILITIES 0.3% .............................................                               1,171,785
                                                                                                                     --------------
          NET ASSETS 100.0% ...............................................................                          $  409,668,414
                                                                                                                     ==============


                             Semiannual Report | 75

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

See Abbreviations on page 111.

(a)  The coupon rate shown represents the rate at period end.

(b)  Principal amount of security is adjusted for inflation. See Note 1(i).

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  See Note 1(c) regarding joint repurchase agreement.

(e)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             76 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN REAL RETURN FUND

                                                  SIX MONTHS ENDED            YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   -----------------------------------------
CLASS A                                              (UNAUDITED)      2008        2007       2006     2005(a)
-------                                           ----------------  --------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $   9.55      $  10.64    $ 10.10    $  9.94    $ 10.00
                                                      --------      --------    -------    -------    -------
Income from investment operations(b):
   Net investment income (loss)(c)                       (0.17)         0.48       0.29       0.38       0.31
   Net realized and unrealized gains (losses) ..          0.69         (0.95)      0.58       0.22       0.04
                                                      --------      --------    -------    -------    -------
Total from investment operations ...............          0.52         (0.47)      0.87       0.60       0.35
                                                      --------      --------    -------    -------    -------
Less distributions from:
   Net investment income .......................         (0.01)        (0.59)     (0.33)     (0.44)     (0.40)
   Net realized gains ..........................            --         (0.03)        --         --         --
   Tax return of capital .......................            --            --         --         --      (0.01)
                                                      --------      --------    -------    -------    -------
Total distributions ............................         (0.01)        (0.62)     (0.33)     (0.44)     (0.41)
                                                      --------      --------    -------    -------    -------
Redemption fees(d) .............................            --            --(e)      --(e)      --(e)      --(e)
                                                      --------      --------    -------    -------    -------
Net asset value, end of period .................      $  10.06      $   9.55    $ 10.64    $ 10.10    $  9.94
                                                      ========      ========    =======    =======    =======
Total return(f) ................................          5.46%        (4.93)%     8.75%      6.16%      3.53%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments
   by affiliates ...............................          1.06%         1.08%      1.11%      1.12%      1.63%
Expenses net of waiver and payments by
   affiliates and expense reduction(h) .........          0.90%         0.90%      0.90%      0.90%      0.90%
Net investment income (loss) ...................         (3.55)%        4.48%      2.80%      3.75%      3.29%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $302,363      $285,467    $46,682    $31,452    $23,753
Portfolio turnover rate ........................          8.95%        28.06%     23.60%      3.53%      8.86%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 77

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

                                                     PERIOD ENDED
                                                  APRIL 30, 2009(a)
CLASS C                                              (UNAUDITED)
-------                                           -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........        $ 9.57
                                                        ------
Income from investment operations(b):
   Net investment income(c) ....................          0.06
   Net realized and unrealized gains ...........          0.42
                                                        ------
Total from investment operations ...............          0.48
                                                        ------
Less distributions from net investment income ..         (0.01)
                                                        ------
Net asset value, end of period .................        $10.04
                                                        ======
Total return(d) ................................          5.06%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments
   by affiliates ...............................          1.46%
Expenses net of waiver and payments by
   affiliates and expense reduction(f) .........          1.30%
Net investment income (loss) ...................         (3.95)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............        $5,179
Portfolio turnover rate ........................          8.95%

(a)  For the period November 3, 2008 (effective date) to April 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             78 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

                                                  SIX MONTHS ENDED           YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   ----------------------------------------
ADVISOR CLASS                                        (UNAUDITED)      2008       2007       2006     2005(a)
-------------                                     ----------------  -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $  9.57      $ 10.65    $ 10.11    $  9.95    $10.00
                                                       -------      -------    -------    -------    ------
Income from investment operations(b):
   Net investment income (loss)(c) .............         (0.16)        0.52       0.31       0.40      0.36
   Net realized and unrealized gains (losses) ..          0.69        (0.96)      0.59       0.23      0.02
                                                       -------      -------    -------    -------    ------
Total from investment operations ...............          0.53        (0.44)      0.90       0.63      0.38
                                                       -------      -------    -------    -------    ------
Less distributions from:
   Net investment income .......................         (0.01)       (0.61)     (0.36)     (0.47)    (0.42)
   Net realized gains ..........................            --        (0.03)        --         --        --
   Tax return of capital .......................            --           --         --         --     (0.01)
                                                       -------      -------    -------    -------    ------
Total distributions ............................         (0.01)       (0.64)     (0.36)     (0.47)    (0.43)
                                                       -------      -------    -------    -------    ------
Redemption fees(d) .............................            --           --(e)      --(e)      --(e)     --(e)
                                                       -------      -------    -------    -------    ------
Net asset value, end of period .................       $ 10.09      $  9.57    $ 10.65    $ 10.11    $ 9.95
                                                       =======      =======    =======    =======    ======
Total return(f) ................................          5.58%       (4.63)%     9.01%      6.41%     3.81%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments
   by affiliates ...............................          0.81%        0.83%      0.86%      0.87%     1.38%
Expenses net of waiver and payments by
   affiliates and expense reduction(h) .........          0.65%        0.65%      0.65%      0.65%     0.65%
Net investment income (loss) ...................        (3.30)%        4.73%      3.05%      4.00%     3.54%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $15,936      $14,681    $20,068    $17,892    $  496
Portfolio turnover rate ........................          8.95%       28.06%     23.60%      3.53%     8.86%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 79

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

          FRANKLIN REAL RETURN FUND                                             COUNTRY              SHARES               VALUE
          -------------------------                                          --------------  ----------------------  --------------
          COMMON STOCKS 5.6%
          ENERGY 3.8%
          Devon Energy Corp. ..............................................   United States           31,600         $    1,638,460
          Exxon Mobil Corp. ...............................................   United States            6,800                453,356
          Marathon Oil Corp. ..............................................   United States           32,600                968,220
      (a) Nabors Industries Ltd. ..........................................      Bermuda              26,300                400,023
          Occidental Petroleum Corp. ......................................   United States           10,500                591,045
          Peabody Energy Corp. ............................................   United States           27,300                720,447
          Schlumberger Ltd. ...............................................   United States           17,100                837,729
          Smith International Inc. ........................................   United States           32,400                837,540
      (a) Southwestern Energy Co. .........................................   United States           34,600              1,240,756
      (a) Transocean Ltd. .................................................   United States           19,519              1,317,142
          Valero Energy Corp. .............................................   United States           16,100                319,424
      (a) Weatherford International Ltd. ..................................   United States           60,300              1,002,789
          XTO Energy Inc. .................................................   United States           59,300              2,055,338
                                                                                                                     --------------
                                                                                                                         12,382,269
                                                                                                                     --------------
          MATERIALS 1.2%
          Alcoa Inc. ......................................................   United States           58,500                530,595
          Barrick Gold Corp. ..............................................      Canada               51,200              1,489,920
          Freeport-McMoRan Copper & Gold Inc., B ..........................   United States           25,373              1,082,158
          Nucor Corp. .....................................................   United States           10,800                439,452
          United States Steel Corp. .......................................   United States           12,100                321,255
                                                                                                                     --------------
                                                                                                                          3,863,380
                                                                                                                     --------------
          REAL ESTATE 0.6%
          AvalonBay Communities Inc. ......................................   United States            2,372                134,753
          Boston Properties Inc. ..........................................   United States            4,800                237,216
          Kimco Realty Corp. ..............................................   United States           11,700                140,634
          LaSalle Hotel Properties ........................................   United States           11,600                138,736
          ProLogis ........................................................   United States            9,089                 82,801
          Public Storage ..................................................   United States            5,600                374,416
          Regency Centers Corp. ...........................................   United States            6,400                239,680
          Simon Property Group Inc. .......................................   United States            4,913                253,511
          UDR Inc. ........................................................   United States            9,835                 99,038
          Vornado Realty Trust ............................................   United States            4,676                228,610
                                                                                                                     --------------
                                                                                                                          1,929,395
                                                                                                                     --------------
          TOTAL COMMON STOCKS (COST $24,248,554) ..........................                                              18,175,044
                                                                                                                     --------------
          PREFERRED STOCKS (COST $37,985) 0.0%(b)
          DIVERSIFIED FINANCIALS 0.0%(b)
      (c) Preferred Blocker Inc., 7.00%, pfd., 144A .......................   United States              107                 32,107
                                                                                                                     --------------

                                                                                               PRINCIPAL AMOUNT(d)
                                                                                             ----------------------
      (e) SENIOR FLOATING RATE INTERESTS (COST $398,989) 0.1%
          MATERIALS 0.1%
          Novelis Corp., US Term Loan, 3.22%, 7/07/14 .....................   United States          398,989                287,072
                                                                                                                     --------------


                             80 | Semiannual Report

Franklin Investors Securities Trust

          FRANKLIN REAL RETURN FUND                                             COUNTRY        PRINCIPAL AMOUNT(d)        VALUE
          -------------------------                                          --------------  ----------------------  --------------
          CORPORATE BONDS 4.4%
          AUTOMOBILES & COMPONENTS 0.2%
          Ford Motor Credit Co. LLC, senior note, 9.875%, 8/10/11 .........   United States          800,000         $      700,432
                                                                                                                     --------------
          CAPITAL GOODS 0.1%
          RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 .........   United States          500,000                411,250
                                                                                                                     --------------
          COMMERCIAL & PROFESSIONAL SERVICES 0.1%
      (e) ARAMARK Corp., senior note, FRN, 4.53%, 2/01/15 .................   United States          500,000                402,500
                                                                                                                     --------------
          CONSUMER DURABLES & APPAREL 0.2%
          Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..................   United States          500,000                445,000
                                                                                                                     --------------
          CONSUMER SERVICES 0.4%
          MGM MIRAGE, senior note, 6.625%, 7/15/15 ........................   United States          800,000                459,000
          Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .......   United States          800,000                512,000
          Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%,
             5/15/18 ......................................................   United States          500,000                433,270
                                                                                                                     --------------
                                                                                                                          1,404,270
                                                                                                                     --------------
          DIVERSIFIED FINANCIALS 0.1%
      (c) GMAC LLC, senior note, 144A, 6.875%, 9/15/11 ....................   United States          506,000                437,690
                                                                                                                     --------------
          ENERGY 0.8%
          Chesapeake Energy Corp., senior note,
                6.625%, 1/15/16 ...........................................   United States          750,000                671,250
                6.25%, 1/15/18 ............................................   United States           50,000                 42,375
          El Paso Corp., senior note, 12.00%, 12/12/13 ....................   United States          400,000                436,000
      (c) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 .......    Switzerland           800,000                656,000
          Tesoro Corp., senior note, 6.25%, 11/01/12 ......................   United States          800,000                732,000
                                                                                                                     --------------
                                                                                                                          2,537,625
                                                                                                                     --------------
          FOOD, BEVERAGE & TOBACCO 0.3%
      (c) BAT International Finance PLC, 144A, 8.125%, 11/15/13 ...........  United Kingdom          400,000                427,271
      (c) JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ................   United States          400,000                384,000
          Smithfield Foods Inc., senior note, 7.75%, 7/01/17 ..............   United States          250,000                162,500
                                                                                                                     --------------
                                                                                                                            973,771
                                                                                                                     --------------
          HEALTH CARE EQUIPMENT & SERVICES 0.4%
          DaVita Inc., senior sub. note, 7.25%, 3/15/15 ...................   United States          400,000                393,000
      (c) Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15 ......      Germany             200,000                212,000
          HCA Inc., senior secured note, 9.125%, 11/15/14 .................   United States          800,000                794,000
                                                                                                                     --------------
                                                                                                                          1,399,000
                                                                                                                     --------------
          MATERIALS 0.5%
          Crown Americas Inc., senior note, 7.75%, 11/15/15 ...............   United States          500,000                510,000
          Freeport-McMoRan Copper & Gold Inc., senior note, 8.25%,
             4/01/15 ......................................................   United States          500,000                493,500
      (c) Ineos Group Holdings PLC, senior secured note, 144A, 8.50%,
             2/15/16 ......................................................  United Kingdom          500,000                 77,500
          Nalco Co., senior sub. note, 8.875%, 11/15/13 ...................   United States          600,000                606,000
                                                                                                                     --------------
                                                                                                                          1,687,000
                                                                                                                     --------------
          MEDIA 0.6%
      (c) Charter Communications Operating LLC, senior note, 144A, 8.375%,
             4/30/14 ......................................................   United States          700,000                640,500
      (f) Dex Media Inc., senior note, B, 8.00%, 11/15/13 .................   United States           50,000                  6,250
      (f) Dex Media West Finance, senior sub. note, 9.875%, 8/15/13 .......   United States          350,000                100,625


                             Semiannual Report | 81

Franklin Investors Securities Trust

          FRANKLIN REAL RETURN FUND                                             COUNTRY        PRINCIPAL AMOUNT(d)        VALUE
          -------------------------                                          --------------  ----------------------  --------------
          CORPORATE BONDS (CONTINUED)
          MEDIA (CONTINUED)
          Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 .............   United States          600,000         $      540,000
          Liberty Media Corp., senior note, 5.70%, 5/15/13 ................   United States          600,000                507,264
                                                                                                                     --------------
                                                                                                                          1,794,639
                                                                                                                     --------------
          SOFTWARE & SERVICES 0.2%
          Sungard Data Systems Inc., 4.875%, 1/15/14 ......................   United States          600,000                531,000
                                                                                                                     --------------
          TECHNOLOGY HARDWARE & EQUIPMENT 0.1%
   (c, e) Sanmina-SCI Corp., senior note, 144A, FRN, 4.07%, 6/15/14 .......   United States          400,000                278,000
                                                                                                                     --------------
          TELECOMMUNICATION SERVICES 0.2%
      (c) Wind Acquisition Finance SA, senior note, 144A, 10.75%,
             12/01/15 .....................................................       Italy              500,000                522,500
                                                                                                                     --------------
          UTILITIES 0.2%
          NRG Energy Inc., senior note, 7.25%, 2/01/14 ....................   United States          700,000                677,250
                                                                                                                     --------------
          TOTAL CORPORATE BONDS (COST $15,525,659) ........................                                              14,201,927
                                                                                                                     --------------
          FOREIGN GOVERNMENT AND AGENCY SECURITIES 7.8%
          Government of Hungary,
                3.50%, 7/18/16 ............................................      Hungary              60,000    EUR          62,934
                4.375%, 7/04/17 ...........................................      Hungary             150,000    EUR         162,972
                5.75%, 6/11/18 ............................................      Hungary             435,000    EUR         516,493
                senior note, 3.875%, 2/24/20 ..............................      Hungary             180,000    EUR         182,074
          Government of Malaysia,
                3.869%, 4/13/10 ...........................................     Malaysia           7,000,000    MYR       2,001,481
                3.756%, 4/28/11 ...........................................     Malaysia           8,560,000    MYR       2,467,095
                3.833%, 9/28/11 ...........................................     Malaysia          33,960,000    MYR       9,798,223
                3.702%, 2/25/13 ...........................................     Malaysia           1,840,000    MYR         519,883
                3.461%, 7/31/13 ...........................................     Malaysia             150,000    MYR          41,737
                3.814%, 2/15/17 ...........................................     Malaysia           6,100,000    MYR       1,659,174
          Government of Sweden,
                4.00%, 12/01/09 ...........................................      Sweden            1,920,000    SEK         243,475
                5.25%, 3/15/11 ............................................      Sweden           11,910,000    SEK       1,592,394
          Nota Do Tesouro Nacional,
                10.082%, 1/01/12 ..........................................      Brazil                4,300(g) BRL       1,901,734
      (h) Index Linked, 6.00%, 5/15/15 ....................................      Brazil                3,500(g) BRL       2,734,699
      (h) Index Linked, 6.00%, 5/15/45 ....................................      Brazil                1,680(g) BRL       1,204,814
          Queensland Treasury Corp., 09G, 6.00%, 7/14/09 ..................     Australia            410,000    AUD         299,668
                                                                                                                     --------------
          TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $27,387,039) ..............................................                                              25,388,850
                                                                                                                     --------------
          U.S. GOVERNMENT AND AGENCY SECURITIES 67.4%
      (i) U.S. Treasury Bond, Index Linked,
                2.375%, 1/15/25 ...........................................   United States        3,038,921              3,018,029
                3.875%, 4/15/29 ...........................................   United States          387,165                466,413
      (i) U.S. Treasury Note, Index Linked,
                0.875%, 4/15/10 ...........................................   United States       44,627,671             44,306,887
                3.50%, 1/15/11 ............................................   United States          609,491                632,919
                2.375%, 4/15/11 ...........................................   United States       56,436,749             57,618,422
                2.00%, 4/15/12 ............................................   United States       42,761,691             43,857,459


                             82 | Semiannual Report

Franklin Investors Securities Trust

          FRANKLIN REAL RETURN FUND                                             COUNTRY        PRINCIPAL AMOUNT(d)        VALUE
          -------------------------                                          --------------  ----------------------  --------------
          U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
      (i) U.S. Treasury Note, Index Linked, (continued)
                3.00%, 7/15/12 ............................................   United States        9,439,733         $    9,976,618
                2.00%, 1/15/14 ............................................   United States       23,193,670             23,643,047
                2.00%, 7/15/14 ............................................   United States        1,125,526              1,149,795
                1.625%, 1/15/15 ...........................................   United States       10,555,392             10,509,212
                2.00%, 1/15/16 ............................................   United States       22,447,480             22,868,370
                                                                                                                     --------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $220,312,975) .............................................                                             218,047,171
                                                                                                                     --------------
          SHORT TERM INVESTMENTS 14.2%
          FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.9%
      (j) Egypt Treasury Bill,
                7/14/09 ...................................................       Egypt           27,000,000    EGP       4,690,347
                8/18/09 ...................................................       Egypt           21,600,000    EGP       3,716,549
          Government of Norway, 5.50%, 5/15/09 ............................      Norway            6,510,000    NOK         992,060
                                                                                                                     --------------
          TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $9,776,492) ...............................................                                               9,398,956
                                                                                                                     --------------
          TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
          (COST $297,687,693) .............................................                                             285,531,127
                                                                                                                     --------------
          REPURCHASE AGREEMENTS (COST $36,466,329) 11.3%
      (k) Joint Repurchase Agreement, 0.133%, 5/01/09
          (Maturity Value $36,466,464) ....................................   United States       36,466,329             36,466,329
          Banc of America Securities LLC (Maturity Value $5,479,816)
          Barclays Capital Inc. (Maturity Value $5,479,816)
          BNP Paribas Securities Corp. (Maturity Value $5,640,997)
          Credit Suisse Securities (USA) LLC (Maturity Value $5,640,997)
          Deutsche Bank Securities Inc. (Maturity Value $5,521,751)
          HSBC Securities (USA) Inc. (Maturity Value $5,479,816)
          UBS Securities LLC (Maturity Value $3,223,271)
             Collateralized by U.S. Government Agency Securities,
                1.375% - 6.25%, 9/10/10 - 12/14/18; (j) U.S. Government
                Agency Discount Notes, 10/19/09; (j) U.S. Treasury Bills,
                10/29/09; and U.S. Treasury Notes, 1.75% - 4.825%,
                10/31/11 - 1/31/14
                                                                                                                     --------------
          TOTAL INVESTMENTS (COST $334,154,022) 99.5% .....................                                             321,997,456
          NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD
             EXCHANGE CONTRACTS 0.1% ......................................                                                 221,237
          OTHER ASSETS, LESS LIABILITIES 0.4% .............................                                               1,259,136
                                                                                                                     --------------
          NET ASSETS 100.0% ...............................................                                          $  323,477,829
                                                                                                                     ==============

See Abbreviations on page 111.


                             Semiannual Report | 83

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

(a)  Non-income producing.

(b)  Rounds to less than 0.1% of net assets.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the aggregate value of these securities was $3,667,568, representing 1.13% of net assets.

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e)  The coupon rate shown represents the rate at period end.

(f)  See Note 9 regarding defaulted securities.

(g)  Principal amount is stated in 1,000 Brazilian Real Units.

(h)  Redemption price at maturity is adjusted for inflation. See Note 1(i).

(i)  Principal amount of security is adjusted for inflation. See Note 1(i).

(j)  The security is traded on a discount basis with no stated coupon rate.

(k)  See Note 1(c) regarding joint repurchase agreement.

   The accompanying notes are an integral part of these financial statements.


                             84 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2009 (unaudited)

                                                                    FRANKLIN     FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                                 BALANCED FUND      SECURITIES FUND       INCOME FUND
                                                                 -------------   --------------------   ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ............................    $ 73,523,129       $ 770,687,349       $ 636,276,188
      Cost - Sweep Money Fund (Note 7) .......................       4,951,688          21,761,477          24,678,707
                                                                  ------------       -------------       -------------
      Total cost of investments ..............................    $ 78,474,817       $ 792,448,826       $ 660,954,895
                                                                  ============       =============       =============
      Value - Unaffiliated issuers ...........................    $ 62,849,232       $ 576,029,605       $ 509,570,394
      Value - Sweep Money Fund (Note 7) ......................       4,951,688          21,761,477          24,678,707
                                                                  ------------       -------------       -------------
      Total value of investments .............................      67,800,920         597,791,082         534,249,101
   Receivables:
      Investment securities sold .............................       4,753,246          36,687,655           5,591,673
      Capital shares sold ....................................         353,806           3,247,693           1,056,717
      Dividends and interest .................................         599,844           3,715,827           2,177,191
   Other assets ..............................................             129                 952               1,013
                                                                  ------------       -------------       -------------
         Total assets ........................................      73,507,945         641,443,209         543,075,695
                                                                  ------------       -------------       -------------
Liabilities:
   Payables:
      Investment securities purchased ........................       5,602,114          43,120,521          10,509,260
      Capital shares redeemed ................................         241,320           1,669,661           1,165,309
      Affiliates .............................................          44,222             481,268             436,250
   Loss contingency (Note 13) ................................          63,140                  --                  --
   Options written, at value (premiums received $90,66333,
      $--, and $--, respectively) ............................          47,200                  --                  --
   Accrued expenses and other liabilities ....................          19,970              85,060             123,974
                                                                  ------------       -------------       -------------
         Total liabilities ...................................       6,017,966          45,356,510          12,234,793
                                                                  ------------       -------------       -------------
            Net assets, at value .............................    $ 67,489,979       $ 596,086,699       $ 530,840,902
                                                                  ============       =============       =============
Net assets consist of:
   Paid-in capital ...........................................    $ 88,787,520       $ 877,161,673       $ 793,512,812
   Distributions in excess of net investment income ..........        (178,463)        (38,778,921)         (1,489,614)
   Net unrealized appreciation (depreciation) ................     (10,693,820)       (194,657,744)       (126,713,482)
   Accumulated net realized gain (loss) ......................     (10,425,258)        (47,638,309)       (134,468,814)
                                                                  ------------       -------------       -------------
            Net assets, at value .............................    $ 67,489,979       $ 596,086,699       $ 530,840,902
                                                                  ============       =============       =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 85

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009 (unaudited)

                                                                    FRANKLIN     FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                                 BALANCED FUND      SECURITIES FUND       INCOME FUND
                                                                 -------------   --------------------   ---------------
CLASS A:
   Net assets, at value ......................................    $55,746,576        $433,065,830         $437,366,054
                                                                  ===========        ============         ============
   Shares outstanding ........................................      7,821,237          42,067,517           37,092,970
                                                                  ===========        ============         ============
   Net asset value per share(a) ..............................    $      7.13        $      10.29         $      11.79
                                                                  ===========        ============         ============
   Maximum offering price per share (net asset value
      per share / 94.25%) ....................................    $      7.56        $      10.92         $      12.51
                                                                  ===========        ============         ============
CLASS B:
   Net assets, at value ......................................             --                  --         $ 16,521,420
                                                                  ===========        ============         ============
   Shares outstanding ........................................             --                  --            1,407,664
                                                                  ===========        ============         ============
   Net asset value and maximum offering price per share(a) ...             --                  --         $      11.74
                                                                  ===========        ============         ============
CLASS C:
   Net assets, at value ......................................    $10,479,222        $153,671,578         $ 71,528,707
                                                                  ===========        ============         ============
   Shares outstanding ........................................      1,480,727          15,075,371            6,091,063
                                                                  ===========        ============         ============
   Net asset value and maximum offering price per share(a) ...    $      7.08        $      10.19         $      11.74
                                                                  ===========        ============         ============
CLASS R:
   Net assets, at value ......................................    $    53,647                  --         $  4,108,908
                                                                  ===========        ============         ============
   Shares outstanding ........................................          7,515                  --              348,321
                                                                  ===========        ============         ============
   Net asset value and maximum offering price per share ......    $      7.14                  --         $      11.80
                                                                  ===========        ============         ============
ADVISOR CLASS:
   Net assets, at value ......................................    $ 1,210,534        $  9,349,291         $  1,315,813
                                                                  ===========        ============         ============
   Shares outstanding ........................................        169,638             907,898              111,552
                                                                  ===========        ============         ============
   Net asset value and maximum offering price per share ......    $      7.14        $      10.30         $      11.80
                                                                  ===========        ============         ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             86 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009 (unaudited)

                                                                           FRANKLIN LIMITED
                                                                             MATURITY U.S.
                                                                              GOVERNMENT      FRANKLIN REAL
                                                                            SECURITIES FUND    RETURN FUND
                                                                           ----------------   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................................     $ 382,487,063    $ 297,687,693
      Cost - Sweep Money Fund (Note 7) .................................         8,216,663               --
      Cost - Repurchase agreements .....................................         2,114,598       36,466,329
                                                                             -------------    -------------
      Total cost of investments ........................................     $ 392,818,324    $ 334,154,022
                                                                             -------------    -------------
      Value - Unaffiliated issuers .....................................     $ 398,165,368    $ 285,531,127
      Value - Sweep Money Fund (Note 7) ................................         8,216,663               --
      Value - Repurchase agreements ....................................         2,114,598       36,466,329
                                                                             -------------    -------------
      Total value of investments .......................................       408,496,629      321,997,456
   Foreign currency, at value (cost $-- and $26,291, respectively) .....                --           32,272
   Receivables:
      Investment securities sold .......................................           229,554               --
      Capital shares sold ..............................................         2,332,328        1,587,630
      Dividend and interest ............................................         3,163,846        1,260,862
   Unrealized appreciation on forward exchange contracts (Note 8) ......                --          284,548
   Other assets ........................................................               681              550
                                                                             -------------    -------------
         Total assets ..................................................       414,223,038      325,163,318
                                                                             -------------    -------------
Liabilities:
   Payables:
      Capital shares redeemed ..........................................         4,054,126        1,420,194
      Affiliates .......................................................           240,336          195,745
      Distributions to shareholders ....................................           249,654               --
   Unrealized depreciation on forward exchange contracts (Note 8) ......                --           63,311
   Accrued expenses and other liabilities ..............................            10,508            6,239
                                                                             -------------    -------------
         Total liabilities .............................................         4,554,624        1,685,489
                                                                             -------------    -------------
            Net assets, at value .......................................     $ 409,668,414    $ 323,477,829
                                                                             =============    =============
Net assets consist of:
   Paid-in capital .....................................................     $ 409,360,328    $ 347,274,897
   Undistributed net investment income (loss) ..........................                --       (5,343,190)
   Distributions in excess of net investment income ....................        (1,495,156)      (1,962,266)
   Net unrealized appreciation (depreciation) ..........................        15,678,305      (11,916,558)
   Accumulated net realized gain (loss) ................................       (13,875,063)      (4,575,054)
                                                                             -------------    -------------
            Net assets, at value .......................................     $ 409,668,414    $ 323,477,829
                                                                             =============    =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 87

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2009 (unaudited)

                                                                           FRANKLIN LIMITED
                                                                             MATURITY U.S.
                                                                              GOVERNMENT      FRANKLIN REAL
                                                                            SECURITIES FUND    RETURN FUND
                                                                           ----------------   -------------
CLASS A:
   Net assets, at value ................................................     $368,325,576      $302,362,909
                                                                             ============      ============
   Shares outstanding ..................................................       35,229,409        30,062,076
                                                                             ============      ============
   Net asset value per share(a) ........................................     $      10.46      $      10.06
                                                                             ============      ============
   Maximum offering price per share (net asset value per share / 97.75%
      and 95.75%, respectively) ........................................     $      10.70      $      10.51
                                                                             ============      ============
CLASS C:
   Net assets, at value ................................................               --      $  5,178,780
                                                                             ============      ============
   Shares outstanding ..................................................               --           515,967
                                                                             ============      ============
   Net asset value and maximum offering price per share(a) .............               --      $      10.04
                                                                             ============      ============
ADVISOR CLASS:
   Net assets, at value ................................................     $ 41,342,838      $ 15,936,140
                                                                             ============      ============
   Shares outstanding ..................................................        3,957,586         1,580,095
                                                                             ============      ============
   Net asset value and maximum offering price per share ................     $      10.45      $      10.09
                                                                             ============      ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             88 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2009 (unaudited)

                                                                         FRANKLIN BALANCED   FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                                               FUND            SECURITIES FUND        INCOME FUND
                                                                         -----------------   --------------------   ---------------
Investment income:
   Dividends:
      Unaffiliated issuers ...........................................      $   634,611          $  6,632,070        $  9,226,327
      Sweep Money Fund (Note 7) ......................................           15,198                45,560              53,552
   Interest ..........................................................        1,210,403             6,535,992           2,265,328
                                                                            -----------          ------------        ------------
         Total investment income .....................................        1,860,212            13,213,622          11,545,207
                                                                            -----------          ------------        ------------
Expenses:
   Management fees (Note 3a) .........................................          139,177             1,286,223           1,248,054
   Administrative fees (Note 3b) .....................................           60,062                    --                  --
   Distribution fees: (Note 3c)
      Class A ........................................................           65,773               466,501             521,809
      Class B ........................................................               --                    --              87,154
      Class C ........................................................           49,107               667,807             350,413
      Class R ........................................................               56                    --              10,215
   Transfer agent fees (Note 3e) .....................................           31,317               449,119             619,937
   Custodian fees (Note 4) ...........................................              780                 4,529               8,502
   Reports to shareholders ...........................................            5,874                70,610              76,937
   Registration and filing fees ......................................           31,578                47,758              54,344
   Professional fees .................................................           15,393                18,252              18,204
   Trustees' fees and expenses .......................................              921                13,996              11,901
   Other .............................................................            5,650                27,771              11,097
                                                                            -----------          ------------        ------------
         Total expenses ..............................................          405,688             3,052,566           3,018,567
         Expense reductions (Note 4) .................................               --                (1,037)                 (6)
         Expenses waived/paid by affiliates (Note 3f) ................          (77,532)                   --                  --
                                                                            -----------          ------------        ------------
            Net expenses .............................................          328,156             3,051,529           3,018,561
                                                                            -----------          ------------        ------------
               Net investment income .................................        1,532,056            10,162,093           8,526,646
                                                                            -----------          ------------        ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................       (6,598,215)          (45,073,205)        (88,125,602)
      Written options (Note 6) .......................................          150,710                    --                  --
      Foreign currency transactions ..................................              285                    --               4,904
                                                                            -----------          ------------        ------------
               Net realized gain (loss) ..............................       (6,447,220)          (45,073,205)        (88,120,698)
                                                                            -----------          ------------        ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................        8,809,844            97,453,836          42,355,807
      Translation of other assets and liabilities denominated in
         foreign currencies ..........................................              182                    --               5,709
                                                                            -----------          ------------        ------------
               Net change in unrealized appreciation (depreciation) ..        8,810,026            97,453,836          42,361,516
                                                                            -----------          ------------        ------------
Net realized and unrealized gain (loss) ..............................        2,362,806            52,380,631         (45,759,182)
                                                                            -----------          ------------        ------------
Net increase (decrease) in net assets resulting from operations ......      $ 3,894,862          $ 62,542,724        $(37,232,536)
                                                                            ===========          ============        ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 89

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended April 30, 2009 (unaudited)

                                                                         FRANKLIN LIMITED
                                                                           MATURITY U.S.
                                                                             GOVERNMENT     FRANKLIN REAL
                                                                          SECURITIES FUND    RETURN FUND
                                                                         ----------------   -------------
Investment income (loss):
   Dividends:
      Unaffiliated issuers ...........................................     $        --       $    94,018
      Sweep Money Fund (Note 7) ......................................          14,588                --
   Interest ..........................................................       7,425,568         2,727,349
   Inflation principal adjustments ...................................        (244,296)       (6,821,470)
                                                                           -----------       -----------
         Total investment income (loss) ..............................       7,195,860        (4,000,103)
                                                                           -----------       -----------
Expenses:
   Management fees (Note 3a) .........................................         985,901           642,150
   Administrative fees (Note 3b) .....................................              --           302,188
   Distribution fees: (Note 3c)
   Class A ...........................................................         171,088           356,880
   Class C ...........................................................              --             4,667
   Transfer agent fees (Note 3e) .....................................         273,157           153,719
   Custodian fees (Note 4) ...........................................           2,380            20,561
   Reports to shareholders ...........................................          18,148            12,192
   Registration and filing fees ......................................          36,529            71,692
   Professional fees .................................................          16,132            16,818
   Trustees' fees and expenses .......................................           4,624             2,596
   Other .............................................................           6,681             9,120
                                                                           -----------       -----------
         Total expenses ..............................................       1,514,640         1,592,583
         Expense reductions (Note 4) .................................              --              (575)
         Expenses waived/paid by affiliates (Note 3f) ................              --          (248,921)
                                                                           -----------       -----------
            Net expenses .............................................       1,514,640         1,343,087
                                                                           -----------       -----------
               Net investment income (loss) ..........................       5,681,220        (5,343,190)
                                                                           -----------       -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................         207,885        (2,524,294)
      Foreign currency transactions ..................................              --           (11,080)
                                                                           -----------       -----------
               Net realized gain (loss) ..............................         207,885        (2,535,374)
                                                                           -----------       -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................      14,904,414        23,659,468
      Translation of other assets and liabilities denominated in
         foreign currencies ..........................................              --           322,418
                                                                           -----------       -----------
               Net change in unrealized appreciation (depreciation) ..      14,904,414        23,981,886
                                                                           -----------       -----------
Net realized and unrealized gain (loss) ..............................      15,112,299        21,446,512
                                                                           -----------       -----------
Net increase (decrease) in net assets resulting from operations ......     $20,793,519       $16,103,322
                                                                           ===========       ===========

   The accompanying notes are an integral part of these financial statements.


                             90 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        FRANKLIN CONVERTIBLE
                                                                   FRANKLIN BALANCED FUND                  SECURITIES FUND
                                                             ----------------------------------  ----------------------------------
                                                             SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                              APRIL 30, 2009      YEAR ENDED       APRIL 30, 2009     YEAR ENDED
                                                                (UNAUDITED)    OCTOBER 31, 2008     (UNAUDITED)    OCTOBER 31, 2008
                                                             ----------------  ----------------  ----------------  ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................    $ 1,532,056       $  2,151,533      $ 10,162,093     $   23,945,389
      Net realized gain (loss) from investments,
         written options, foreign currency transactions,
         and net increase from payments by affiliates .....     (6,447,220)        (3,906,093)      (45,073,205)        10,914,998
      Net change in unrealized appreciation
         (depreciation) on investments and translation of
         other assets and liabilities denominated in
         foreign currencies ...............................      8,810,026        (20,846,727)       97,453,836       (416,542,531)
                                                               -----------       ------------      ------------     --------------
            Net increase (decrease) in net assets resulting
               from operations ............................      3,894,862        (22,601,287)       62,542,724       (381,682,144)
                                                               -----------       ------------      ------------     --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................     (1,560,189)        (1,920,199)      (11,927,630)       (32,900,894)
         Class C ..........................................       (296,434)          (277,048)       (3,763,565)       (10,290,851)
         Class R ..........................................           (705)              (659)               --                 --
         Advisor Class ....................................        (35,782)           (56,388)         (302,418)           (16,406)
      Net realized gains:
         Class A ..........................................             --           (886,464)               --        (27,669,044)
         Class C ..........................................             --           (154,165)               --        (10,175,756)
         Class R ..........................................             --               (327)               --                 --
         Advisor Class ....................................             --            (25,060)               --                 --
                                                               -----------       ------------      ------------     --------------
   Total distributions to shareholders ....................     (1,893,110)        (3,320,310)      (15,993,613)       (81,052,951)
                                                               -----------       ------------      ------------     --------------
   Capital share transactions: (Note 2)
         Class A ..........................................     14,968,594         25,371,780         2,863,220       (109,381,103)
         Class C ..........................................      3,090,288          4,409,838         3,448,968        (44,677,100)
         Class R ..........................................         36,182              4,379                --                 --
         Advisor Class ....................................        112,295            499,046         8,558,834            499,828
                                                               -----------       ------------      ------------     --------------
   Total capital share transactions .......................     18,207,359         30,285,043        14,871,022       (153,558,375)
                                                               -----------       ------------      ------------     --------------
   Redemption fees ........................................             --                817                --              4,226
                                                               -----------       ------------      ------------     --------------
            Net increase (decrease) in net assets .........     20,209,111          4,364,263        61,420,133       (616,289,244)
Net assets:
   Beginning of period ....................................     47,280,868         42,916,605       534,666,566      1,150,955,810
                                                               -----------       ------------      ------------     --------------
   End of period ..........................................    $67,489,979       $ 47,280,868      $596,086,699     $  534,666,566
                                                               ===========       ============      ============     ==============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
   End of period ..........................................    $  (178,463)      $    182,591      $(38,778,921)    $  (32,947,401)
                                                               ===========       ============      ============     ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 91

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                      FRANKLIN LIMITED MATURITY
                                                                 FRANKLIN EQUITY INCOME FUND       U.S. GOVERNMENT SECURITIES FUND
                                                             ----------------------------------  ----------------------------------
                                                             SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                              APRIL 30, 2009      YEAR ENDED      APRIL 30, 2009      YEAR ENDED
                                                                (UNAUDITED)    OCTOBER 31, 2008     (UNAUDITED)    OCTOBER 31, 2008
                                                             ----------------  ----------------  ----------------  ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................    $  8,526,646     $   21,508,647     $  5,681,220      $  9,001,092
      Net realized gain (loss) from investments
         and foreign currency transactions ................     (88,120,698)       (45,859,200)         207,885         1,409,071
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated in
         foreign currencies ...............................      42,361,516       (354,331,687)      14,904,414          (808,469)
                                                               ------------     --------------     ------------      ------------
            Net increase (decrease) in net assets
               resulting from operations ..................     (37,232,536)      (378,682,240)      20,793,519         9,601,694
                                                               ------------     --------------     ------------      ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................     (10,639,967)       (18,304,971)      (6,160,979)       (8,996,967)
         Class B ..........................................        (386,055)          (642,800)              --                --
         Class C ..........................................      (1,525,911)        (2,361,972)              --                --
         Class R ..........................................         (99,624)          (197,377)              --                --
         Advisor Class ....................................         (31,910)            (8,842)        (632,016)       (1,028,555)
      Net realized gains:
         Class A ..........................................              --        (36,401,070)              --                --
         Class B ..........................................              --         (1,947,071)              --                --
         Class C ..........................................              --         (7,038,555)              --                --
         Class R ..........................................              --           (515,465)              --                --
                                                               ------------     --------------     ------------      ------------
   Total distributions to shareholders ....................     (12,683,467)       (67,418,123)      (6,792,995)      (10,025,522)
                                                               ------------     --------------     ------------      ------------
   Capital share transactions: (Note 2)
         Class A ..........................................      12,902,403        (31,388,609)      57,127,423       109,805,564
         Class B ..........................................      (2,126,072)        (8,454,274)              --                --
         Class C ..........................................         102,066        (23,079,473)              --                --
         Class R ..........................................        (194,712)        (4,459,712)              --                --
         Advisor Class ....................................         723,743            964,294       12,339,287         5,540,153
                                                               ------------     --------------     ------------      ------------
Total capital share transactions ..........................      11,407,428        (66,417,774)      69,466,710       115,345,717
                                                               ------------     --------------     ------------      ------------
Redemption fees ...........................................              --              1,299               --            14,229
                                                               ------------     --------------     ------------      ------------
            Net increase (decrease) in net assets .........     (38,508,575)      (512,516,838)      83,467,234       114,936,118
Net assets:
   Beginning of period ....................................     569,349,477      1,081,866,315      326,201,180       211,265,062
                                                               ------------     --------------     ------------      ------------
   End of period ..........................................    $530,840,902     $  569,349,477     $409,668,414      $326,201,180
                                                               ============     ==============     ============      ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
   End of period ..........................................    $ (1,489,614)    $    2,667,207     $ (1,495,156)     $   (383,381)
                                                               ============     ==============     ============      ============

   The accompanying notes are an integral part of these financial statements.


                             92 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 FRANKLIN REAL RETURN FUND
                                                             --------------------------------
                                                               SIX MONTHS
                                                             APRIL 30, 2009     YEAR ENDED
                                                               (UNAUDITED)   OCTOBER 31, 2008
                                                             --------------  ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ........................   $ (5,343,190)   $  9,225,236
      Net realized gain (loss) from investments
         and foreign currency transactions ................     (2,535,374)     (1,264,518)
      Net change in unrealized appreciation
         (depreciation) on investments and translation of
         other assets and liabilities denominated in
         foreign currencies ...............................     23,981,886     (39,025,606)
                                                              ------------    ------------
            Net increase (decrease) in net assets resulting
               from operations ............................     16,103,322     (31,064,888)
                                                              ------------    ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................       (326,766)    (10,236,128)
         Class C ..........................................           (399)             --
         Advisor Class ....................................        (19,887)     (1,476,610)
      Net realized gains:
         Class A ..........................................             --        (180,301)
         Advisor Class ....................................             --         (62,307)
                                                              ------------    ------------
   Total distributions to shareholders ....................       (347,052)    (11,955,346)
                                                              ------------    ------------
   Capital share transactions: (Note 2)
         Class A ..........................................      2,027,030     279,107,734
         Class C ..........................................      5,075,110              --
         Advisor Class ....................................        471,599      (2,697,978)
                                                              ------------    ------------
Total capital share transactions ..........................      7,573,739     276,409,756
                                                              ------------    ------------
Redemption fees ...........................................             --           8,054
                                                              ------------    ------------
         Net increase (decrease) in net assets ............     23,330,009     233,397,576
Net assets:
   Beginning of period ....................................    300,147,820      66,750,244
                                                              ------------    ------------
   End of period ..........................................   $323,477,829    $300,147,820
                                                              ============    ============
Undistributed net investment income
   (loss) included in net assets, end of period ...........   $ (5,343,190)   $         --
                                                              ------------    ------------
Distributions in excess of net investment income
   included in net assets, end of period ..................   $ (1,962,266)   $ (1,615,214)
                                                              ============    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 93

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective November 3, 2008, the Franklin Real Return Fund began offering a new class of shares, Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                 CLASS A, CLASS B,
CLASS A, CLASS C,           CLASS A, CLASS C      CLASS C, CLASS R
CLASS R & ADVISOR CLASS      & ADVISOR CLASS      & ADVISOR CLASS    CLASS A & ADVISOR CLASS
-----------------------   --------------------   -----------------   -------------------------------
Franklin Balanced Fund    Franklin Convertible   Franklin Equity     Franklin Limited Maturity
                          Securities Fund        Income Fund         U.S. Government Securities Fund
                          Franklin Real Return
                          Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                             94 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             Semiannual Report | 95

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Funds at period end had been entered into on April 30, 2009. The joint repurchase agreement is valued at cost.

D. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Funds may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date.

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Franklin Real Return Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             96 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. EQUITY-LINKED SECURITIES

The Franklin Balanced Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

G. OPTIONS

The Franklin Balanced Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities or other financial instruments at a specified price or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities


                             Semiannual Report | 97

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.


                             98 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                  FRANKLIN               FRANKLIN CONVERTIBLE
                                               BALANCED FUND               SECURITIES FUND
                                         -------------------------   ---------------------------
                                           SHARES        AMOUNT         SHARES         AMOUNT
                                         ----------   ------------   -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2009
   Shares sold .......................    5,002,391   $ 33,234,851     9,189,390   $  84,483,982
   Shares issued in reinvestment of
      distributions ..................      162,158      1,063,152       985,179       8,579,193
   Shares redeemed ...................   (2,925,554)   (19,329,409)   (9,897,738)    (90,199,955)
                                         ----------   ------------   -----------   -------------
   Net increase (decrease) ...........    2,238,995   $ 14,968,594       276,831   $   2,863,220
                                         ==========   ============   ===========   =============
Year ended October 31, 2008
   Shares sold .......................    3,734,984   $ 36,902,806    12,433,271   $ 171,368,524
   Shares issued in reinvestment of
      distributions ..................      170,071      1,673,518     3,291,047      46,928,316
   Shares redeemed ...................   (1,418,333)   (13,204,544)  (23,201,851)   (327,677,943)
                                         ----------   ------------   -----------   -------------
   Net increase (decrease) ...........    2,486,722   $ 25,371,780    (7,477,533)  $(109,381,103)
                                         ==========   ============   ===========   =============
CLASS C SHARES:
Six Months ended April 30, 2009
   Shares sold .......................    1,629,049   $ 10,818,563     3,130,963   $  28,513,041
   Shares issued in reinvestment of
      distributions ..................       33,419        218,034       291,119       2,513,880
   Shares redeemed ...................   (1,207,316)    (7,946,309)   (3,063,520)    (27,577,953)
                                         ----------   ------------   -----------   -------------
   Net increase (decrease) ...........      455,152   $  3,090,288       358,562   $   3,448,968
                                         ==========   ============   ===========   =============
Year ended October 31, 2008
   Shares sold .......................      902,773   $  8,513,852     2,252,359   $  31,387,163
   Shares issued in reinvestment of
      distributions ..................       38,425        380,022       946,527      13,379,794
   Shares redeemed ...................     (494,755)    (4,484,036)   (6,528,875)    (89,444,057)
                                         ----------   ------------   -----------   -------------
   Net increase (decrease) ...........      446,443   $  4,409,838    (3,329,989)  $ (44,677,100)
                                         ==========   ============   ===========   =============


                             Semiannual Report | 99

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                  FRANKLIN               FRANKLIN CONVERTIBLE
                                               BALANCED FUND               SECURITIES FUND
                                         -------------------------   ---------------------------
                                           SHARES        AMOUNT         SHARES         AMOUNT
                                         ----------   ------------   -----------   -------------
CLASS R SHARES:
Six Months ended April 30, 2009
   Shares sold .......................      6,036       $ 37,495
   Shares issued in reinvestment of
      distributions ..................         76            499
   Shares redeemed ...................       (296)        (1,812)
                                           ------       --------
   Net increase (decrease) ...........      5,816       $ 36,182
                                           ======       ========
Year ended October 31, 2008
   Shares sold .......................        678       $  7,048
   Shares issued in reinvestment of
      distributions ..................         35            345
   Shares redeemed ...................       (360)        (3,014)
                                           ------       --------
   Net increase (decrease) ...........        353       $  4,379
                                           ======       ========
ADVISOR CLASS SHARES:
Six Months ended April 30, 2009
   Shares sold .......................     16,718       $112,512      1,530,558     $14,419,104
   Shares issued in reinvestment of
      distributions ..................      4,513         29,630         34,540         300,473
   Shares redeemed ...................     (4,522)       (29,847)      (690,691)     (6,160,743)
                                           ------       --------      ---------     -----------
   Net increase (decrease) ...........     16,709       $112,295        874,407     $ 8,558,834
                                           ======       ========      =========     ===========
Year ended October 31, 2008(a)
   Shares sold .......................     48,440       $488,922         38,866     $   557,319
   Shares issued in reinvestment of
      distributions ..................      7,857         78,010          1,140          14,620
   Shares redeemed ...................     (7,005)       (67,886)        (6,515)        (72,111)
                                           ------       --------      ---------     -----------
   Net increase (decrease) ...........     49,292       $499,046         33,491     $   499,828
                                           ======       ========      =========     ===========

                                               FRANKLIN EQUITY         FRANKLIN LIMITED MATURITY U.S.
                                                 INCOME FUND             GOVERNMENT SECURITIES FUND
                                         ---------------------------   ------------------------------
                                            SHARES         AMOUNT           SHARES        AMOUNT
                                         -----------   -------------      ----------   ------------
CLASS A SHARES:
Six Months ended April 30, 2009
   Shares sold .......................     7,611,089   $  87,361,155      13,597,483   $140,901,110
   Shares issued in reinvestment of
      distributions ..................       860,842       9,810,827         474,106      4,926,695
   Shares redeemed ...................    (7,483,696)    (84,269,579)     (8,540,935)   (88,700,382)
                                         -----------   -------------      ----------   ------------
   Net increase (decrease) ...........       988,235   $  12,902,403       5,530,654   $ 57,127,423
                                         ===========   =============      ==========   ============
Year ended October 31, 2008
   Shares sold .......................     6,933,562   $ 123,217,249      19,319,574   $196,194,455
   Shares issued in reinvestment of
      distributions ..................     2,700,596      50,720,976         715,124      7,254,840
   Shares redeemed ...................   (11,692,512)   (205,326,834)     (9,238,717)   (93,643,731)
                                         -----------   -------------      ----------   ------------
   Net increase (decrease) ...........    (2,058,354)  $ (31,388,609)     10,795,981   $109,805,564
                                         ===========   =============      ==========   ============

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Convertible Securities Fund.


                             100 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              FRANKLIN EQUITY
                                                INCOME FUND
                                         -------------------------
                                           SHARES        AMOUNT
                                         ----------   ------------
CLASS B SHARES:
Six Months ended April 30, 2009
   Shares sold .......................      158,325   $  1,812,709
   Shares issued in reinvestment of
      distributions ..................       29,056        330,663
   Shares redeemed ...................     (383,476)    (4,269,444)
                                         ----------   ------------
   Net increase (decrease) ...........     (196,095)  $ (2,126,072)
                                         ==========   ============
Year ended October 31, 2008
   Shares sold .......................       50,820   $    886,688
   Shares issued in reinvestment of
      distributions ..................      120,078      2,267,538
   Shares redeemed ...................     (658,119)   (11,608,500)
                                         ----------   ------------
   Net increase (decrease) ...........     (487,221)  $ (8,454,274)
                                         ==========   ============
CLASS C SHARES:
Six Months ended April 30, 2009
   Shares sold .......................    1,375,082   $ 15,764,294
   Shares issued in reinvestment of
      distributions ..................      117,487      1,337,057
   Shares redeemed ...................   (1,513,517)   (16,999,285)
                                         ----------   ------------
   Net increase (decrease) ...........      (20,948)  $    102,066
                                         ==========   ============
Year ended October 31, 2008
   Shares sold .......................      826,985   $ 14,554,576
   Shares issued in reinvestment of
      distributions ..................      447,761      8,453,712
   Shares redeemed ...................   (2,624,870)   (46,087,761)
                                         ----------   ------------
   Net increase (decrease) ...........   (1,350,124)  $(23,079,473)
                                         ==========   ============
CLASS R SHARES:
Six Months ended April 30, 2009
   Shares sold .......................       34,949   $    396,265
   Shares issued in reinvestment of
      distributions ..................        8,712         99,503
   Shares redeemed ...................      (59,318)      (690,480)
                                         ----------   ------------
   Net increase (decrease) ...........      (15,657)  $   (194,712)
                                         ==========   ============
Year ended October 31, 2008
   Shares sold .......................      100,536   $  1,839,475
   Shares issued in reinvestment of
      distributions ..................       37,523        711,595
   Shares redeemed ...................     (377,475)    (7,010,782)
                                         ----------   ------------
   Net increase (decrease) ...........     (239,416)  $ (4,459,712)
                                         ==========   ============


                             Semiannual Report | 101

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                            FRANKLIN EQUITY     FRANKLIN LIMITED MATURITY U.S.
                                              INCOME FUND         GOVERNMENT SECURITIES FUND
                                         --------------------   ------------------------------
                                          SHARES     AMOUNT           SHARES       AMOUNT
                                         -------   ----------       ---------   -----------
ADVISOR CLASS SHARES:
Six Months ended April 30, 2009
   Shares sold .......................    84,781   $1,016,944       1,582,681   $16,347,705
   Shares issued in reinvestment of
      distributions ..................     2,710       30,922          31,071       322,657
   Shares redeemed ...................   (28,657)    (324,123)       (418,364)   (4,331,075)
                                         -------   ----------       ---------   -----------
   Net increase (decrease) ...........    58,834   $  723,743       1,195,388   $12,339,287
                                         =======   ==========       =========   ===========
Year ended October 31, 2008(a)
   Shares sold .......................    52,590   $  961,953         970,571   $ 9,828,396
   Shares issued in reinvestment of
      distributions ..................       536        8,255          60,640       614,860
   Shares redeemed ...................      (408)      (5,914)       (484,518)   (4,903,103)
                                         -------   ----------       ---------   -----------
   Net increase (decrease) ...........    52,718   $  964,294         546,693   $ 5,540,153
                                         =======   ==========       =========   ===========

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Equity Income Fund.

                                          FRANKLIN REAL RETURN FUND
                                         ---------------------------
                                            SHARES         AMOUNT
                                         -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2009
   Shares sold .......................     8,907,291   $  86,919,814
   Shares issued in reinvestment of
      distributions ..................        28,335         276,272
   Shares redeemed ...................    (8,770,320)    (85,169,056)
                                         -----------   -------------
   Net increase (decrease) ...........       165,306   $   2,027,030
                                         ===========   =============
Year ended October 31, 2008
   Shares sold .......................    39,272,766   $ 423,063,502
   Shares issued in reinvestment of
      distributions ..................       818,966       8,768,320
   Shares redeemed ...................   (14,582,863)   (152,724,088)
                                         -----------   -------------
   Net increase (decrease) ...........    25,508,869   $ 279,107,734
                                         ===========   =============
CLASS C SHARES:
Period ended April 30, 2009(a)
   Shares sold .......................       536,738   $   5,278,125
   Shares issued in reinvestment of
      distributions ..................            38             372
   Shares redeemed ...................       (20,809)       (203,387)
                                         -----------   -------------
   Net increase (decrease) ...........       515,967   $   5,075,110
                                         ===========   =============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2009
   Shares sold .......................       376,453   $   3,696,845
   Shares issued in reinvestment of
      distributions ..................         1,310          12,790
   Shares redeemed ...................      (332,425)     (3,238,036)
                                         -----------   -------------
   Net increase (decrease) ...........        45,338   $     471,599
                                         ===========   =============
Year ended October 31, 2008
   Shares sold .......................     3,051,844   $  33,176,053
   Shares issued in reinvestment of
      distributions ..................        58,400         626,973
   Shares redeemed ...................    (3,459,670)    (36,501,004)
                                         -----------   -------------
   Net increase (decrease) ...........      (349,426)  $  (2,697,978)
                                         ===========   =============

(a)  For the period November 3, 2008 (effective date) to April 30, 2009.


                            102 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.500%         Up to and including $250 million
       0.475%         Over $250 million, up to and including $500 million
       0.450%         Over $500 million, up to and including $1 billion
       0.425%         Over $1 billion, up to and including $2.5 billion
       0.400%         Over $2.5 billion, up to and including $5 billion
       0.375%         Over $5 billion, up to and including $10 billion
       0.350%         Over $10 billion, up to and including $15 billion
       0.325%         Over $15 billion, up to and including $20 billion
       0.300%         In excess of $20 billion

The Franklin Convertible Securities Fund and the Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         Over $20 billion, up to and including $35 billion
       0.355%         Over $35 billion, up to and including $50 billion
       0.350%         In excess of $50 billion


                             Semiannual Report | 103

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Limited Maturity U.S. Government Securities Fund pays an investment management fee to Advisers based on the month-end net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         In excess of $250 million

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.425%         Up to and including $500 million
       0.325%         Over $500 million, up to and including $1billion
       0.280%         Over $1 billion, up to and including $1.5 billion
       0.235%         Over $1.5 billion, up to and including $6.5 billion
       0.215%         Over $6.5 billion, up to and including $11.5 billion
       0.200%         Over $11.5 billion, up to and including $16.5 billion
       0.190%         Over $16.5 billion, up to and including $19 billion
       0.180%         Over $19 billion, up to and including $21.5 billion
       0.170%         In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Balanced Fund and Franklin Real Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Convertible Securities Fund, the Franklin Equity Income Fund and the Franklin Limited Maturity U.S. Government Securities Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate for each class. This change


                             104 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

was effective February 1, 2009. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Franklin Balanced Fund's and the Franklin Real Return Fund's Class A compensation distribution plan, the funds paid Distributors for costs incurred in connection with the servicing, sale and distribution of each of the fund's shares up to a certain percentage per year of their average daily net assets.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                                                FRANKLIN       FRANKLIN
                                                FRANKLIN        FRANKLIN    LIMITED MATURITY     REAL
                               FRANKLIN       CONVERTIBLE        EQUITY      U.S. GOVERNMENT    RETURN
                            BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                            -------------   ---------------   -----------   ----------------   --------
Reimbursement Plans:
   Class A ..............       0.35%            0.25%           0.25%            0.10%          0.25%
Compensation Plans:
   Class B ..............         --               --            1.00%              --             --
   Class C ..............       1.00%            1.00%           1.00%              --             --
   Class R ..............       0.50%              --            0.50%              --             --

For the Franklin Balanced Fund, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                                FRANKLIN       FRANKLIN
                                                FRANKLIN        FRANKLIN    LIMITED MATURITY     REAL
                               FRANKLIN       CONVERTIBLE        EQUITY      U.S. GOVERNMENT    RETURN
                            BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                            -------------   ---------------   -----------   ----------------   --------
Sales charges retained
   net of commissions
   paid to unaffiliated
   broker/dealers .......      $28,707          $80,924         $204,503         $44,751       $103,293
Contingent deferred sales
   charges retained .....      $   688          $ 8,143         $  2,909         $ 4,478       $  9,878


                             Semiannual Report | 105

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended April 30, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                          FRANKLIN      FRANKLIN
                                            FRANKLIN       FRANKLIN   LIMITED MATURITY    REAL
                            FRANKLIN      CONVERTIBLE       EQUITY     U.S. GOVERNMENT   RETURN
                         BALANCED FUND  SECURITIES FUND  INCOME FUND   SECURITIES FUND    FUND
                         -------------  ---------------  -----------  ----------------  --------
Transfer agent fees ...      $24,229        $277,053       $404,745        $199,901     $114,042

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Balanced Fund and the Franklin Real Return Fund, FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2010. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the funds' fiscal year end. After February 28, 2010, FT Services and Advisors may discontinue this waiver at any time upon notice to the funds' Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At April 30, 2009, Advisers owned 15.80% of the Franklin Balanced Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2009, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the capital loss carryforwards were as follows:

                                          FRANKLIN       FRANKLIN       FRANKLIN
                                          BALANCED     CONVERTIBLE       EQUITY
                                            FUND     SECURITIES FUND  INCOME FUND
                                         ----------  ---------------  -----------
Capital loss carryforwards expiring in:
   2016 ...............................  $3,920,213     $1,583,311    $45,452,178
                                         ==========     ==========    ===========


                             106 | Semiannual Report

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

                                             FRANKLIN
                                         LIMITED MATURITY   FRANKLIN
                                          U.S. GOVERNMENT     REAL
                                          SECURITIES FUND  RETURN FUND
                                         ----------------  -----------
Capital loss carryforwards expiring in:
   2011 ...............................     $ 1,752,525     $       --
   2012 ...............................       3,322,647             --
   2013 ...............................       3,980,527             --
   2014 ...............................       4,303,979             --
   2015 ...............................         723,269             --
   2016 ...............................              --      1,954,035
                                            -----------     ----------
                                            $14,082,947     $1,954,035
                                            ===========     ==========

At April 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                  FRANKLIN        FRANKLIN        FRANKLIN
                                                  BALANCED      CONVERTIBLE        EQUITY
                                                    FUND      SECURITIES FUND   INCOME FUND
                                                ------------  ---------------  -------------
Cost of investments ..........................  $ 78,507,830   $ 836,064,577   $ 661,742,419
                                                ============   =============   =============
Unrealized appreciation ......................  $  2,841,207   $  25,325,142     $30,535,112
Unrealized depreciation ......................   (13,548,117)   (263,598,637)   (158,028,430)
                                                ------------   -------------   -------------
Net unrealized appreciation (depreciation) ...  $(10,706,910)  $(238,273,495)  $(127,493,318)
                                                ============   =============   =============

                                                    FRANKLIN
                                                LIMITED MATURITY    FRANKLIN
                                                 U.S. GOVERNMENT      REAL
                                                 SECURITIES FUND   RETURN FUND
                                                ----------------  ------------
Cost of investments ..........................    $393,864,190    $336,670,736
                                                  ============    ============
Unrealized appreciation ......................    $ 14,708,976    $    594,713
Unrealized depreciation ......................         (76,537)    (15,267,993)
                                                  ------------    ------------
Net unrealized appreciation (depreciation) ...    $ 14,632,439    $(14,673,280)
                                                  ============    ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, pass-through entity income, paydown losses, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, paydown losses, and bond discounts and premiums.


                             Semiannual Report | 107

Franklin Investors Securities Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2009, were as follows:

                                                                 FRANKLIN        FRANKLIN
                                  FRANKLIN        FRANKLIN   LIMITED MATURITY      REAL
                  FRANKLIN      CONVERTIBLE        EQUITY     U.S. GOVERNMENT     RETURN
               BALANCED FUND  SECURITIES FUND   INCOME FUND   SECURITIES FUND      FUND
               -------------  ---------------  ------------  ----------------  -----------
Purchases ...   $38,214,892     $132,519,217   $125,777,297     $117,587,030   $23,615,244
Sales .......   $22,027,612     $124,203,847   $ 97,829,890     $ 36,224,334   $25,189,717

Transactions in options written during the period ended April 30, 2009, were as follows:

                                             NUMBER OF   PREMIUMS
                                             CONTRACTS   RECEIVED
                                             ---------  ---------
FRANKLIN BALANCED FUND
Options outstanding at October 31, 2008 ...       200   $  14,605
Options written ...........................     4,874     226,768
Options expired ...........................    (2,734)   (125,610)
Options exercised .........................      (580)    (25,100)
Options closed ............................        --          --
                                                -----   ---------
Options outstanding at April 30, 2009 .....     1,760   $  90,663
                                                =====   =========

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At April 30, 2009, the Franklin Real Return Fund had the following forward exchange contracts outstanding:

                                                             CONTRACT   SETTLEMENT   UNREALIZED    UNREALIZED
                                                              AMOUNT       DATE     APPRECIATION  DEPRECIATION
                                                            ----------  ----------  ------------  ------------
CONTRACTS TO BUY
      806,753  Chinese Yuan ..............................  $  116,633   10/23/09     $  2,571      $     --
    1,371,580  Chinese Yuan ..............................     197,232   10/26/09        5,459            --
      820,480  Chinese Yuan ..............................     117,128   10/27/09        4,128            --
  306,807,063  Japanese Yen ..............................   3,184,959   11/04/09           --       (63,311)
   42,000,000  Chinese Yuan ..............................   5,949,009    2/03/10      268,746            --
2,927,500,000  Chilean Peso ..............................   5,000,000    4/08/10        3,644            --
                                                                                      --------      --------
   Unrealized appreciation (depreciation) on forward exchange contracts ..........     284,548       (63,311)
                                                                                      --------      --------
      Net unrealized appreciation (depreciation) on forward exchange contracts ...    $221,237
                                                                                      ========


                             108 | Semiannual Report

Franklin Investors Securities Trust

9. CREDIT RISK AND DEFAULTED SECURITIES

At April 30, 2009, the Franklin Balanced Fund, the Franklin Convertible Securities Fund, and the Franklin Equity Income Fund have 6.03%, 59.03%, and 5.80%, respectively, of their portfolios invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Balanced Fund, the Franklin Convertible Securities Fund, and the Franklin Real Return Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2009, the aggregate value of these securities for the Franklin Balanced Fund, the Franklin Convertible Securities Fund, and the Franklin Real Return Fund was $375, $78,048, and $106,875, respectively, representing 0.00%, 0.01%, and 0.03%, respectively, of each fund's net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of $1,395 of their pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statements of Operations. During the period ended April 30, 2009, the Funds did not utilize the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on November 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.


                             Semiannual Report | 109

Franklin Investors Securities Trust

11. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                                  LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                               ------------   ------------   -------   ------------
FRANKLIN BALANCED FUND
   ASSETS:
Investments in Securities ..................   $ 37,830,672   $ 29,970,248     $--     $ 67,800,920
   LIABILITIES:
      Options Written ......................         47,200             --      --           47,200
FRANKLIN CONVERTIBLE SECURITIES FUND
   ASSETS:
      Investments in Securities ............   $ 87,999,625   $509,791,457     $--     $597,791,082
FRANKLIN EQUITY INCOME FUND
   ASSETS:
      Investments in Securities ............   $427,072,266   $107,176,835     $--     $534,249,101
FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND
   ASSETS:
      Investments in Securities ............   $  8,216,663   $400,279,966     $--     $408,496,629
FRANKLIN REAL RETURN FUND
   ASSETS:
      Investments in Securities ............   $ 18,175,044   $303,822,412     $--     $321,997,456
      Other Financial Instruments(a) .......             --        284,548      --          284,548
   LIABILITIES:
      Other Financial Instruments(a) .......             --         63,311      --           63,311

(a) Other financial instruments include unrealized appreciation or depreciation on forward exchange contracts.


                            110 | Semiannual Report

Franklin Investors Securities Trust

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Trust believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Trust is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In May 2009, FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.

13. LOSS CONTINGENCY

At April 30, 2009, the Franklin Balanced Fund had two outstanding trades related to put options written by the Fund with Lehman Brothers as the counterparty. These trades have remained unsettled since the Lehman Brothers bankruptcy on September 15, 2008. The Fund has recorded a loss contingency related to the depreciation of the common stock underlying these put options and its obligations to purchase the stock pursuant to the options contracts.

ABBREVIATIONS

CURRENCY

AUD  - Australian Dollar
BRL  - Brazilian Real
EGP  - Egyptian Pound
EUR  - Euro
MYR  - Malaysian Ringgit
NOK  - Norwegian Krone
SEK  - Swedish Krona

SELECTED PORTFOLIO

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
SF   - Single Family


                             Semiannual Report | 111

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds comprising the Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                             112 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.


                             Semiannual Report | 113

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2008 and during the previous 10 years ended December 31, 2008, unless otherwise noted. Performance on a total return basis was shown by Lipper for all Funds with performance on an income return basis being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

FRANKLIN BALANCED FUND -- The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional mixed-asset target allocation growth funds as selected by Lipper during 2008 and 2007, the Fund's first two full years of operations. The Lipper report showed the Fund's income return to be in the highest and second-highest quintiles of its performance universe during 2008 and 2007, respectively, and its total return to be in the second-lowest quintile of such universe during each of such years. In view of the Fund's limited period of operations and small size, the Board did not believe such performance to be particularly meaningful.

FRANKLIN CONVERTIBLE SECURITIES FUND -- The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional convertible securities funds as selected by Lipper. Such comparison showed the Fund's income return during 2008 and on an annualized basis during each of the previous three-, five- and 10-year periods to be in the highest quintile of its performance universe. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within its performance universe experienced losses on a total return basis during the past year. The Lipper report showed that the Fund's total return during 2008 was in the second-lowest quintile of its performance universe and in the previous three-, five- and 10-year periods on an annualized basis was in the second-lowest, second-highest and highest quintiles of such universe, respectively. In discussing the Fund's recent relative total return underperformance, management pointed out the Fund's underexposure to equity sensitive convertibles and overexposure to financial sector holdings and discussed steps being taken to improve performance. While intending to monitor this Fund, the Board did not believe such recent total return performance warranted any change in portfolio management.

FRANKLIN EQUITY INCOME FUND -- The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional equity income funds as selected by Lipper. Such comparison showed the Fund's income return during 2008 to be in the highest quintile of the performance universe, and on an annualized basis during each of the previous three-, five-and 10-year periods to be either in the highest or second-highest quintile of its performance universe. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within its performance universe experienced losses on a total return basis during the past year. The Lipper report showed the Fund's total return during 2008 to be in the middle quintile of such universe and


                             114 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

on an annualized basis during the previous three- and five-year periods to be in the lowest quintile of its performance universe, and for the previous 10-year period to be in the middle quintile of such universe. In discussing the Fund's relative total return performance with the Board, management pointed out the Fund's long-standing strategy of investing in higher yielding securities and exposure to stocks in the financial sector and discussed steps being taken to improve such performance. While intending to monitor management's efforts to improve total return, the Board did not believe the Fund's overall performance warranted any immediate change in its portfolio management.

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional short U.S. government funds as selected by Lipper. The Lipper report showed the Fund's income return during 2008 to be in the second-highest quintile of its performance universe and on an annualized basis to be in the middle quintile of such universe during the previous three-year period and second-highest quintile of such universe during each of the previous five- and 10-year periods. The Lipper report showed the Fund's total return to be in the highest quintile of its performance universe during 2008 and on an annualized basis to also be in the highest quintile for each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

FRANKLIN REAL RETURN FUND -- The Fund has only been in operation for four full calendar years and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional Treasury inflation-protected securities (TIPS) funds as selected by Lipper. The Lipper report showed the Fund's income return during 2008 to be in the second-lowest quintile of the performance universe, and on an annualized basis during its four-year period of operations to be in the middle quintile of such universe. The Lipper report showed the Fund's 2008 total return to be in the second-lowest quintile of its performance universe, but on an annualized basis to be in the highest quintile of such universe during its four-year period of operations. In discussing the 2008 comparative underperformance, management pointed out that, unlike the Fund, many of the funds in the universe invested solely in TIPS and that declining interest rates led to outperformance of TIPS relative to other sectors. The Board found the Fund's performance to be acceptable in light of such explanation and its comparatively good longer term performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with


                             Semiannual Report | 115

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate and actual total expense rates for each of Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Balanced Fund were in either the least expensive or second least expensive quintile of their respective Lipper expense groups. The contractual management fee rate and actual total expense rate of Franklin Limited Maturity U.S. Government Securities Fund was below the median of its Lipper expense group. The Board was satisfied with the investment management fee rates and total expense rates of these Funds. The contractual investment management fee and actual total expense rates for Franklin Real Return Fund was above the median of its Lipper expense group, but its actual total expense rate was within six basis points of the median for such expense group. The Board found the management fees and total expenses of the Fund to be acceptable in comparison to its Lipper expense group as shown in the Lipper reports, noting it was among the smallest Funds within Franklin Investors Securities Trust and that its expenses were subsidized through management fee waivers and reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its


                             116 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The management fee structure, which includes administrative expenses, for Franklin Limited Maturity U.S. Government Securities Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% of assets in excess of $250 million, which exceeded that Fund's size at year end, and the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, there was a sharing of benefits with this Fund and its shareholders. The management fee structure, which includes administrative expenses for each of Franklin Convertible Securities Fund and Franklin Equity Income Fund, provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on assets in excess of $250 million, with additional or reduced breakpoints for assets in excess of $7.5 billion and $10 billion having been added effective January 1, 2008, and other breakpoints continuing thereafter. Each of these Funds had approximately $550 million in assets at year end and the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for Franklin Convertible Securities Fund and Franklin Equity Income Fund provides a sharing of benefits with each of these Funds and their shareholders. The Board did not believe the asset sizes of Franklin Real Return Fund or Franklin Balanced Fund, whose expenses were partially subsidized by management, afforded any economies of scale.


                             Semiannual Report | 117

Franklin Investors Securities Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             118 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST1 S2009 06/09




APRIL 30, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Adjustable U.S. Government Securities Fund
Franklin Floating Rate Daily Access Fund
Franklin Low Duration Total Return Fund
Franklin Total Return Fund

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"

                                    (GRAPHIC)

                                                                    FIXED INCOME

                                    FRANKLIN
                           INVESTORS SECURITIES TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                     (FRANKLIN - Templeton - Mutual Series)

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER .......................................................     1
SEMIANNUAL REPORT
Economic and Market Overview .............................................     3
Franklin Adjustable U.S. Government Securities Fund ......................     5
Franklin Floating Rate Daily Access Fund .................................    13
Franklin Low Duration Total Return Fund ..................................    25
Franklin Total Return Fund ...............................................    33
Financial Highlights and Statements of Investments .......................    43
Financial Statements .....................................................   101
Notes to Financial Statements ............................................   106
Shareholder Information ..................................................   131

Shareholder Letter

Dear Shareholder:

The six-month period ended April 30, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. Most stocks suffered losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the U.S. stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

In the enclosed semiannual report for Franklin Investors Securities Trust, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Investors Securities Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

During the six months ended April 30, 2009, economic conditions deteriorated. In February 2009, the Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and as stock markets declined. Despite far-reaching government interventions, the nation's economic troubles worsened as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices fell at an accelerated rate. Jobless claims mounted and the unemployment rate rose to 8.9% by period-end.(1) Economic growth, as measured by gross domestic product (GDP), fell in the fourth quarter of 2008 and first quarter of 2009 at annualized rates of 6.3% and an estimated 5.7%, reflecting a broad-based slowdown in consumer spending, corporate profits and export growth.

Oil prices retreated from $68 per barrel in October 2008 to $51 per barrel at period-end. Many other commodities followed similar trends. Partially as a result of the price corrections, April's inflation rate was an annualized -0.7%.(1) Core inflation, which excludes food and energy costs, rose at a 1.9% annualized rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(1) The core personal consumption expenditures price index reported a 12-month increase of 1.9%.(2)

A slowing economy and decelerating inflation prompted policymakers to lower interest rates and enact stimulus plans. During the six months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 1.00% at the start of the reporting period. Congress passed a $787 billion fiscal stimulus package (American Recovery and Reinvestment Act) that included tax breaks, money for ailing state governments, aid to the poor and unemployed, and spending on infrastructure, renewable energy, health care and education. The Fed and U.S. Treasury Department also introduced new programs designed to shore up beleaguered banks' capital, enable freer lending to businesses and consumers and help struggling home buyers avoid foreclosure.

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Bureau of Economic Analysis.


                              Semiannual Report | 3

Treasury prices rose in the early part of the period but began to decline in the latter part. Investors drove the yield on the three-month Treasury bill to a multi-decade low. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and risk aversion. The spread between two-year and 10-year Treasury yields fell to 225 basis points (100 basis points equal one percentage point) at the end of April from 245 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 1.56% to 0.91% over the six-month period. Over the same period, the 10-year Treasury note yield fell from 4.01% to 3.16%.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                             4 | Semiannual Report

Franklin Adjustable U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agency or instrumentalities.(1) Some of the Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.(2)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN

Franklin Adjustable U.S. Government Securities Fund
Based on Total Net Assets as of 4/30/09

                                   (PIE CHART)

Fannie Mae (FNMA)...............................   63.3%
Freddie Mac (FHLMC).............................   19.6%
Ginnie Mae (GNMA)...............................    2.1%
Short-Term Investments & Other Net Assets.......    15.0%

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund's semiannual report for the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin Adjustable U.S. Government Securities Fund - Class A posted a +2.47% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Barclays Capital (BC) U.S. Government

(1.) Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest.

(2.) Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Please see the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.


                              Semiannual Report | 5

DIVIDEND DISTRIBUTIONS*
Franklin Adjustable U.S. Government Securities Fund
11/1/08-4/30/09

                         DIVIDEND PER SHARE
           ---------------------------------------------
MONTH         CLASS A         CLASS C      ADVISOR CLASS
-----      -------------   -------------   -------------
November    1.8193 cents    1.5481 cents    1.9917 cents
December    2.4291 cents    2.1161 cents    2.6592 cents
January     2.3777 cents    2.0845 cents    2.5754 cents
February    2.4370 cents    2.1613 cents    2.5960 cents
March       2.4128 cents    2.0989 cents    2.6117 cents
April       2.2420 cents    1.9463 cents    2.4271 cents
           -------------   -------------   -------------
TOTAL      13.7179 CENTS   11.9552 CENTS   14.8611 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Index: 1-2 Year Component, which posted a +2.26% total return for the same period.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We tend to invest in seasoned adjustable-rate mortgage securities (ARMs), which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

MANAGER'S DISCUSSION

During the six-month period under review, the global economy remained mired in a deep recession, although the latter half of the period offered a more optimistic tone. Although U.S. financial markets responded positively to the Federal Reserve's and the Obama administration's coordinated actions and signs emerged

(3.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                              6 | Semiannual Report
of moderating economic decline, the chance for a return to growth remained challenged by weak labor and financial markets and declining home prices.

As volatility eased, the overall mortgage-backed securities (MBS) market continued its strong performance, relative to many credit-related sectors. In this low interest-rate environment, we believed hybrid ARMs were attractive because they delivered a positive total return and outperformed short-term, high credit-quality U.S. Treasuries.

The Fund continued to focus on seasoned ARMs, which have experienced different interest rate cycles and are less sensitive to interest rate shifts. Based on our analysis, we expect prepayments to increase, although refinancing activity is likely to be constrained during this cycle due to the narrowing of the spread between interest rates of adjustable and fixed-rate mortgages, the associated cost of refinancing, the loss of home equity and declining home prices. We sought ARMs that we believed might prepay slower than market expectations in our effort to add value for our shareholders.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey

T. Anthony Coffey, CFA

(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok

Paul Varunok
Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 7

Performance Summary as of 4/30/09

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISAX)                       CHANGE   4/30/09   10/31/08
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.08    $8.94      $8.86
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.137179

CLASS C (SYMBOL: FCSCX)                       CHANGE   4/30/09   10/31/08
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.08    $8.94      $8.86
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.119552

ADVISOR CLASS (SYMBOL: N/A)                   CHANGE   4/30/09   10/31/08
---------------------------                   ------   -------   --------
Net Asset Value (NAV)                         +$0.08    $8.95      $8.87
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.148611


                             8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                               6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                               -------          ------   ------   -------
Cumulative Total Return(1)             +2.47%          +3.96%   +19.44%  +46.20%
Average Annual Total Return(2)         +0.21%          +1.67%    +3.14%   +3.64%
Avg. Ann. Total Return (3/31/09)(3)                    +1.44%    +3.01%   +3.66%
   Distribution Rate(4)                         2.98%
   30-Day Standardized Yield(5)                 2.73%
   Total Annual Operating Expenses(6)           0.94%

                                                                         INCEPTION
CLASS C                               6-MONTH          1-YEAR   5-YEAR    (7/1/03)
-------                               -------          ------   ------   ---------
Cumulative Total Return(1)             +2.27%          +3.66%   +17.11%   +17.46%
Average Annual Total Return(2)         +1.27%          +2.66%    +3.21%    +2.80%
Avg. Ann. Total Return (3/31/09)(3)                    +2.30%    +3.07%    +2.78%
   Distribution Rate(4)                         2.65%
   30-Day Standardized Yield(5)                 2.41%
   Total Annual Operating Expenses(6)           1.34%

ADVISOR CLASS(7)                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                      -------          ------   ------   -------
Cumulative Total Return(1)             +2.60%          +4.33%   +19.86%  +46.72%
Average Annual Total Return(2)         +2.60%          +4.33%    +3.69%   +3.91%
Avg. Ann. Total Return (3/31/09)(3)                    +4.06%    +3.53%   +3.91%
   Distribution Rate(4)                         3.30%
   30-Day Standardized Yield(5)                 3.05%
   Total Annual Operating Expenses(6)           0.69%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 9

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Class C and Advisor) per share on 4/30/09.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative total return of Advisor Class shares was +4.28%.


                             10 | Semiannual Report

Your Fund's Expenses

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,024.70              $4.37
Hypothetical (5% return before expenses)         $1,000           $1,020.48              $4.36
CLASS C
Actual                                           $1,000           $1,022.70              $6.32
Hypothetical (5% return before expenses)         $1,000           $1,018.55              $6.31
ADVISOR CLASS
Actual                                           $1,000           $1,026.00              $3.11
Hypothetical (5% return before expenses)         $1,000           $1,021.72              $3.11

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.87%; C: 1.26%; and Advisor: 0.62%;), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin Floating Rate Daily Access Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

PORTFOLIO BREAKDOWN

Franklin Floating Rate Daily Access Fund
Based on Total Net Assets as of 4/30/09

                                  (PIE CHART)

Senior Floating Rate Interests .............   75.6%
Short-Term Investments & Other Net Assets ..   24.4%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Floating Rate Daily Access Fund's semi-annual report for the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin Floating Rate Daily Access Fund - Class A posted a +5.03% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Credit Suisse (CS) Leveraged Loan Index, which had a +2.58% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 20.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


                             Semiannual Report | 13

WHAT ARE SYNDICATED BANK LOANS?

Syndicated bank loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London Interbank Offered Rate.

SYNDICATED BANK LOAN MARKET OVERVIEW

During the six-month period, the Federal Reserve Board (Fed) cut the federal funds target interest rate from 1.00% to a range of 0%-0.25% and then kept rates at historical lows as the economy fell deeper into recession. In addition, the Fed recognized the severity of the economic downturn and engaged in a quantitative easing campaign in an attempt to lower long-term rates and add liquidity to the financial system through various government programs. Over the same period, the three-month LIBOR declined 201 basis points (100 basis points equal one percentage point) from 3.03% to 1.02%, and 10-year Treasury bond yields fell from 4.01% to 3.16%.

The bank loan market was strongly affected by fundamental and technical factors during the period under review. In December, a dramatic sell-off across the credit spectrum took place as leveraged investors such as hedge funds and other leveraged investment vehicles were forced sellers of loans due to redemptions, causing a severe technical pullback. Subsequently, some mutual funds experienced redemptions and also sold loans during the market's retreat. Although technical factors drove secondary loan prices down sharply, underlying corporate fundamentals and credit quality also generally weakened.

During the first four months of 2009, loans rallied strongly due to increased cash levels from year-end amortization payments and a few large loan refinancings. However, traditional buyers of loans such as collateralized loan obligations (CLOs) increased their purchases of higher credit-quality loans. Non-traditional investors, such as high yield and other accounts, had strong cash inflows and increased their allocations to loans, focusing on those that offered attractive relative value compared to their underlying bonds.

As a result, the loan market remained somewhat divided, with investors gravitating toward higher quality performing loans. Consequently, prices rose for higher credit-quality loans from January through March. Lower-rated loans with ratings of CCC and below lagged during the same time frame but staged a late rally in April as credit markets eased somewhat and investors found renewed value in riskier assets. Overall, secondary loan prices fell to an all-time low of 63.5 cents on the dollar average bid price on December 16, 2008, before rebounding to 82.1 cents on the dollar by April 30, 2009.(2) Meanwhile, the average discounted spread to maturity (the interest rate margin over

(2.) Source: Standard & Poor's Leveraged Commentary & Data (S&P LCD). The S&P
     LCD Flow Name Composite Index consists of the 15 most actively traded loan facilities, generally drawn from the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).


                             14 | Semiannual Report

LIBOR, factoring the current trading price and the loan's maturity) narrowed from an all-time high of approximately the LIBOR rate plus 1,000 basis points at the end of December 2008, to approximately LIBOR plus 750 basis points.(3)

During the period, loan investors grew preoccupied with an increase in amendment activity from issuers seeking covenant relief as earnings declined. Most were able to extract amendment fees, higher yield spreads and, in some cases, partial pay-downs of a term loan in return for covenant change approvals. Overall, the new-issue market remained essentially closed to investors throughout most of period, with the few new issues primarily focused on debtor-in-possession (DIP; referring to debtors in Chapter 11 bankruptcy reorganization who keep control of the business) and asset-based loan (ABL) financings as troubled companies struggled to maintain liquidity. In past recessions, pre-petition lenders, especially banks, provided the DIP financing for companies entering bankruptcy. However, in light of recent credit conditions many new investors, including distressed debt investors and pension investors, found opportunities to participate in some DIP financings.

Finally, debt buyback activity also continued as issuers tendered and then retired loans at prices below par value. Debt exchanges also grew, and in a few instances, investors exchanged their bond holdings at a discount in return for senior secured loans, putting some added pressure on the same issuers' existing loans.

Despite a significant increase in amendment activity, debt buyback and exchanges, the loan default rate continued to rise. For the 12 months through April 2009, the default rate was 8.0% by principal amount, and 5.4% by number of loans.(2) Defaults occurred in various industries but were most prevalent in the automotive, chemicals, housing, real estate, media, and printing and publishing industries.

The market did not have much meaningful new issuance during the six-month period, with the exception of aforementioned DIP and ABL financings. No new issuance came to market during December 2008. For the four-month period from January through April 2009, total new-issue volume was $20.5 billion, down 65% from the same period in 2008.(2) Institutional new-issue volume was $4.4 billion, down 84% from last year for the same four-month period.(2) However, some signs of life appeared with a few refinancings in the new-issue pipeline toward the end of the period.

(3.) Source: Standard & Poor's. The S&P/LSTA LLI covers more than 1,000 U.S.
     loan facilities and reflects the market-weighted value of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.


                             Semiannual Report | 15

TOP 10 HOLDINGS

Franklin Floating Rate Daily Access Fund
4/30/09

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY                            NET ASSETS
---------------                            ----------
Community Health Systems Inc.                 1.6%
   HEALTH CARE FACILITIES
NRG Energy Inc.                               1.4%
   INDEPENDENT POWER PRODUCERS &
   ENERGY TRADERS
HCA Inc.                                      1.4%
   HEALTH CARE FACILITIES
ARAMARK Corp.                                 1.3%
   DIVERSIFIED SUPPORT SERVICES
Metavante Corp.                               1.3%
   DATA PROCESSING & OUTSOURCED SERVICES
Dean Foods Co.                                1.3%
   PACKAGED FOODS & MEATS
DaVita Inc.                                   1.3%
   HEALTH CARE SERVICES
UPC Financing Partnership (Netherlands)       1.3%
   CABLE & SATELLITE
Univision Communications Inc.                 1.2%
   BROADCASTING
Georgia-Pacific LLC                           1.1%
   PAPER PRODUCTS

DIVIDEND DISTRIBUTIONS*

Franklin Floating Rate Daily Access Fund
11/1/08-4/30/09

                                 DIVIDEND PER SHARE
           -------------------------------------------------------------
MONTH         CLASS A         CLASS B         CLASS C      ADVISOR CLASS
-----      -------------   -------------   -------------   -------------
November    3.5691 cents    3.1395 cents    3.3427 cents    3.7123 cents
December    3.8281 cents    3.3533 cents    3.5711 cents    3.9840 cents
January     2.4515 cents    2.0089 cents    2.2187 cents    2.6037 cents
February    1.9104 cents    1.4803 cents    1.6837 cents    2.0583 cents
March       2.4754 cents    1.9817 cents    2.2160 cents    2.6350 cents
April       2.0603 cents    1.5986 cents    1.8023 cents    2.2193 cents
           -------------   -------------   -------------   -------------
TOTAL      16.2948 CENTS   13.5623 CENTS   14.8345 CENTS   17.2126 CENTS

* Assumes shares were purchased or held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

INVESTMENT STRATEGY

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in below-investment-grade securities, we diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

MANAGER'S DISCUSSION

The Fund's outperformance versus the benchmark CS Leveraged Loan Index was mostly due to our higher credit quality focus, as BB-rated loans outperformed B-rated loans during the six months under review. However, toward the end of the period, lower rated credits that were oversold during the recent credit crunch staged a strong rally as investors sought value among higher yielding securities.

On a sector and industry basis, the Fund benefited from its overweightings in the cable and wireless video industry and the health care sector, and from an underweighting in the energy sector. However, our solid performance was partially offset by some of our industry positions relative to the benchmark. For example, we held an overweighting in chemicals, underweighting in wireless communications, and overweighting in manufacturing, all of which detracted from relative performance.


                             16 | Semiannual Report

The Fund's overweighting in the cable and wireless video industry contributed to performance as many of the companies we invested in continued to enjoy steady customer bases and revenue streams. Despite a bankruptcy for Charter Communications -- one of the industry's largest names -- prices for several other cable companies held up well as a result of their stable cash flows and strong asset coverage.

We continued to swap and add to our health care sector exposure as we found opportunities in the secondary market, especially among some of the larger hospitals such as Community Health and HCA that had declined in price during late 2008. In keeping with our defensive positioning for the portfolio, we also added to our food industry exposure. This included Del Monte Foods, the well-known producer and distributor of canned goods, and Michael Foods, a diversified producer and distributor of food products including refrigerated potatoes and eggs, cheese and other dairy items.

Despite its overall gain, the Fund also had its share of detractors during the six-month period. One of the Fund's holdings, Lyondell Chemical, suffered a significant drop in demand from its end markets during 2008's fourth quarter. The company's highly leveraged capital structure and tight liquidity left it largely unable to continue operations and debt servicing. As a result, the company filed for Chapter 11 bankruptcy protection in January 2009. The bankruptcy filing negatively impacted the performance of this Fund holding as well as those of some of our other holdings in the chemicals industry. Subsequently, the Fund exited its Lyondell position.

In February, the Fund added meaningfully to its position in Univar, when the loan price significantly declined in the secondary market. Univar is a leading independent distributor of industrial chemicals and provider of related specialty services which was negatively impacted by the fallout stemming from Lyondell's aforementioned bankruptcy. With leading market positions and an ability to maintain its margins, we found Univar to be an attractive investment opportunity in the secondary market, and it supported the Fund's performance in the latter half of the reporting period.

The Fund's underweighting in the wireless communications industry also detracted from our performance. The merger between Verizon and Alltel, which closed in January 2009, led to the repayment of the Alltel loans at par, which contributed to a rally for some other companies in the industry.


                             Semiannual Report | 17

In keeping with our defensive positioning to avoid defaults, we reduced the Fund's position in the broadcasting and diversified media industries. The broadcasting industry continued to be impacted by the recession's deeply negative advertising trends, especially among those companies that have a higher mix of national ad revenues (as opposed to local) as well as by added competition from other new forms of media. The diversified media industry, which includes newspapers and yellow pages directories, also suffered from similar trends, including declining ad revenues. Our analysis showed many of these companies have highly leveraged capital structures, and we believe a few of them may also be vulnerable to future restructurings.

At period-end, many bank loan investors appeared somewhat cautious in their short- to intermediate-term outlooks, as loan defaults continued to rise while loan recoveries have declined. According to our analysis, some of the higher loan defaults and lower recoveries were already priced into current secondary loan prices. We think it is quite likely that the market may be somewhat volatile throughout much of 2009, given weaker economic conditions and turbulent equity markets. Declining corporate earnings and increased loan defaults in the first and second quarters may cause some downward pressure, although positive technical factors in the form of investor inflows and lack of supply, coupled with favorable long-term valuations, may help offset these risk factors. The loan market's rally thus far in 2009 demonstrated this to some degree.

Overall, we focused on minimizing defaults and positioning the Fund defensively, with an eye on higher quality credits and companies we believe have adequate liquidity to withstand tight credit markets and a weak economy. We continued to add selectively in the secondary markets and have favored relatively defensive industries such as health care. In evaluating the investment opportunities across the credit spectrum at the end of April, we remained focused on their risk/reward profile and long-term recovery potential.


                             18 | Semiannual Report

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

(PHOTO OF RICHARD S. HSU)


/s/ Richard S. Hsu

Richard S. Hsu, CFA

(PHOTO OF MADELINE LAM)


/s/ Madeline Lam

Madeline Lam

Portfolio Management Team
Franklin Floating Rate Daily Access Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 19

Performance Summary as of 4/30/09

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FAFRX)                       CHANGE   4/30/09   10/31/08
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.21    $7.87      $7.66
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.162948

CLASS B (SYMBOL: FBFRX)                       CHANGE   4/30/09   10/31/08
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.20    $7.86      $7.66
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.135623

CLASS C (SYMBOL: FCFRX)                       CHANGE   4/30/09   10/31/08
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.20    $7.87     $7.67
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.148345

ADVISOR CLASS (SYMBOL: FDAAX)                 CHANGE   4/30/09   10/31/08
-----------------------------                 ------   -------   --------
Net Asset Value (NAV)                         +$0.21    $7.87      $7.66
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.172126


                             20 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH             1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------                                 -------            -------   ------   ------------------
Cumulative Total Return(1)               +5.03%            -12.19%   +0.30%        +15.17%
Average Annual Total Return(2)           +2.62%            -14.20%   -0.39%         +1.49%
Avg. Ann. Total Return (3/31/09)(3)                        -15.90%   -1.36%         +0.84%
   Distribution Rate(4)                            3.11%
   30-Day Standardized Yield(5)                   10.11%
   Total Annual Operating Expenses(6)              1.01%

CLASS B                                 6-MONTH             1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------                                 -------            -------   ------   ------------------
Cumulative Total Return(1)               +4.52%            -12.86%   -3.31%         +8.81%
Average Annual Total Return(2)           +0.52%            -16.22%   -0.99%         +1.06%
Avg. Ann. Total Return (3/31/09)(3)                        -17.80%   -1.93%         +0.43%
   Distribution Rate(4)                            2.47%
   30-Day Standardized Yield(5)                    9.60%
   Total Annual Operating Expenses(6)              1.75%

CLASS C                                 6-MONTH             1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------                                 -------            -------   ------   ------------------
Cumulative Total Return(1)               +4.69%            -12.53%   -1.66%        +11.66%
Average Annual Total Return(2)           +3.69%            -13.37%   -0.33%         +1.39%
Avg. Ann. Total Return (3/31/09)(3)                        -15.11%   -1.30%         +0.74%
   Distribution Rate(4)                            2.79%
   30-Day Standardized Yield(5)                    9.96%
   Total Annual Operating Expenses(6)              1.40%

ADVISOR CLASS                           6-MONTH             1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------------                           -------            -------   ------   ------------------
Cumulative Total Return(1)               +5.16%            -11.97%   +1.56%        +17.48%
Average Annual Total Return(2)           +5.16%            -11.97%   +0.31%         +2.03%
Avg. Ann. Total Return (3/31/09)(3)                        -13.63%   -0.64%         +1.40%
   Distribution Rate(4)                            3.43%
   30-Day Standardized Yield(5)                   10.60%
   Total Annual Operating Expenses(6)              0.76%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 21

ENDNOTES

INVESTORS SHOULD BE AWARE THAT THE FUND'S SHARE PRICE AND YIELD WILL FLUCTUATE WITH MARKET CONDITIONS. THE FUND SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO MONEY MARKET FUNDS OR CERTIFICATES OF DEPOSIT (CDS). THE FLOATING RATE LOANS AND DEBT SECURITIES IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER YIELDING, LOWER RATED, FLOATING RATE LOANS AND DEBT SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. INTEREST EARNED ON FLOATING RATE LOANS VARIES WITH CHANGES IN PREVAILING INTEREST RATES. THEREFORE, WHILE FLOATING RATE LOANS OFFER HIGHER INTEREST INCOME WHEN INTEREST RATES RISE, THEY WILL ALSO GENERATE LESS INCOME WHEN INTEREST RATES DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C and Advisor) per share on 4/30/09.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             22 | Semiannual Report

Your Fund's Expenses

FRANKLIN FLOATING RATE DAILY ACCESS FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/08     VALUE 4/30/09    PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,050.30               $4.98
Hypothetical (5% return before expenses)         $1,000           $1,019.93               $4.91
CLASS B
Actual                                           $1,000           $1,045.20               $8.72
Hypothetical (5% return before expenses)         $1,000           $1,016.27               $8.60
CLASS C
Actual                                           $1,000           $1,046.90               $7.00
Hypothetical (5% return before expenses)         $1,000           $1,017.95               $6.90
ADVISOR CLASS
Actual                                           $1,000           $1,051.60               $3.71
Hypothetical (5% return before expenses)         $1,000           $1,021.17               $3.66

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.98%; B: 1.72%; C: 1.38%; and Advisor:
     0.73%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             24 | Semiannual Report

Franklin Low Duration Total Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Low Duration Total Return Fund seeks as high a level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES. IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH A HIGHER DURATION.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Low Duration Total Return Fund covers the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin Low Duration Total Return Fund - Class A posted a +5.64% cumulative total return for the six months under review. The Fund underperformed the +7.74% total return of its benchmark, the Barclays Capital (BC) U.S. Aggregate Index:
1-3 Year Component.(1) The Fund outperformed the +3.63% total return of its other benchmark, the BC U.S. Government/Credit Index: 1-3 Year Component, for the same period.(2) The BC U.S. Aggregate Index: 1-3 Year Component is being replaced by the BC U.S. Government/Credit Index: 1-3 Year Component because we believe it better reflects the Fund's portfolio composition.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 28.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Aggregate Index: 1-3 Year Component is a market-capitalization weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and non-convertible, must have at least one year up to, but not including, three years to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody's, Standard & Poor's or Fitch, respectively.

(2.) Source: (C) 2009 Morningstar. The BC U.S. Government/Credit Index: 1-3 Year
     Component includes dollar-denominated investment grade corporate debt and non-native currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 71.


                             Semiannual Report | 25

PORTFOLIO BREAKDOWN

Franklin Low Duration Total Return Fund
Based on Total Investments as of 4/30/09

                                   (BAR CHART)

U.S. Government & Agency Securities                    38.3%
Mortgage-Backed Securities                             28.1%
Corporate Bonds                                        16.6%
Asset-Backed & Commercial Mortgage-Backed Securities    4.8%
Foreign Government & Agency Securities                  3.5%
Senior Floating Rate Interests                          1.0%
Convertible Bonds                                       0.1%
Preferred Stocks                                        0.0%*
Short-Term Investments                                  7.6%

*    Rounds to less than 0.1% of total investments.

DIVIDEND DISTRIBUTIONS*

Franklin Low Duration Total Return Fund
11/1/08-4/30/09

                   DIVIDEND PER SHARE
             -----------------------------
MONTH           CLASS A      ADVISOR CLASS
-----        -------------   -------------
November      2.3718 cents    2.5440 cents
December**   13.4085 cents   13.6092 cents
January       2.0572 cents    2.2251 cents
February      1.8657 cents    2.0281 cents
March         2.1210 cents    2.3343 cents
April         1.6395 cents    1.7806 cents
             -------------   -------------
TOTAL        23.4637 CENTS   24.5213 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 10.74 cent per share distribution to meet excise tax requirements.

opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration.

MANAGER'S DISCUSSION

During the six-month period under review, the global economy remained mired in a deep recession, although the latter half of the period offered a more optimistic tone. Policymakers continued their efforts to lay out a road map for financial recovery, equity markets rose sharply, consumer demand improved modestly and short-term liquidity conditions improved. Although U.S. financial markets responded positively to the Federal Reserve's and the Obama administration's coordinated actions and signs emerged of moderating economic decline, the chance for a return to growth remained challenged by weak labor and financial markets and declining home prices.

The Fund maintained a lower interest rate risk profile by emphasizing shorter-term and adjustable-rate investments. During the period, we remained committed to our investment strategy as we searched for new investments. The Fund continued to buy investment-grade corporate bonds that were attractive due to favorable valuations. We also continued to find value in global fixed income markets and invested in a diversified portfolio of international bond and currency opportunities. Reflecting our belief that growth in Asia may outpace growth in the U.S. and Europe, the Fund sought to take advantage of the relative strength of Asian currencies and invested in securities from that region.


                             26 | Semiannual Report

During the reporting period, the Fund's U.S. agency debentures and agency mortgages performed well, but its subinvestment-grade corporate bonds and loans provided the strongest returns as yield spreads tightened over the period. Likewise, the Fund's commercial mortgage-backed securities and currency holdings also contributed to performance. Our investment-grade corporate bonds and asset-backed securities, however, detracted from performance, and our diversified allocation to foreign bonds had a slightly negative impact.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston

Roger A. Bayston, CFA

(PHOTO OF KENT BURNS)


/s/ Kent Burns

Kent Burns, CFA

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA

Portfolio Management Team
Franklin Low Duration Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 27

Performance Summary as of 4/30/09

FRANKLIN LOW DURATION TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FLDAX)                       CHANGE   4/30/09   10/31/08
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.30    $9.88      $9.58
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.234637

ADVISOR CLASS (SYMBOL: N/A)                   CHANGE   4/30/09   10/31/08
---------------------------                   ------   -------   --------
Net Asset Value (NAV)                         +$0.29    $9.88      $9.59
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.245213


                             28 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR   3-YEAR   INCEPTION (11/17/04)
-------                                 -------           ------   ------   --------------------
Cumulative Total Return(2)               +5.64%           +3.08%   +14.67%         +17.27%
Average Annual Total Return(3)           +3.27%           +0.76%    +3.89%          +3.12%
Avg. Ann. Total Return (3/31/09)(4)                       -0.61%    +3.65%          +2.92%
   Distribution Rate(5)                           1.95%
   30-Day Standardized Yield(6)                   2.60%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.55%
      With Waiver                                 0.94%

ADVISOR CLASS(8)                        6-MONTH           1-YEAR   3-YEAR   INCEPTION (11/17/04)
----------------                        -------           ------   ------   --------------------
Cumulative Total Return(2)               +5.64%           +3.29%   +14.90%         +17.51%
Average Annual Total Return(3)           +5.64%           +3.29%    +4.74%          +3.69%
Avg. Ann. Total Return (3/31/09)(4)                       +1.96%    +4.53%          +3.53%
   Distribution Rate(5)                           2.16%
   30-Day Standardized Yield(6)                   2.92%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.30%
      With Waiver                                 0.69%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.65% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.


                             Semiannual Report | 29

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S INVESTMENT IN DERIVATIVES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, AND THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. SOME DERIVATIVES ARE PARTICULARLY SENSITIVE TO CHANGES IN INTEREST RATES. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. DURING PERIODS OF DECLINING INTEREST RATES, PRINCIPAL PREPAYMENTS TEND TO INCREASE AS BORROWERS REFINANCE THEIR MORTGAGES AT LOWER RATES; THEREFORE, THE FUND MAY BE FORCED TO REINVEST RETURNED PRINCIPAL AT LOWER INTEREST RATES, REDUCING ITS INCOME. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 2.39% for Class A and 2.71% for Advisor Class.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the sum of the past 30 days' daily distributions per share and the maximum offering price (NAV for Advisor Class) per share on 4/30/09.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the figures shown.

(8.) Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative total return of Advisor Class shares was +3.24%.


                             30 | Semiannual Report

Your Fund's Expenses

FRANKLIN LOW DURATION TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 31

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD*11/1/08-4/30/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,056.40              $4.59
Hypothetical (5% return before expenses)         $1,000           $1,020.33              $4.51
ADVISOR CLASS
Actual                                           $1,000           $1,056.40              $3.31
Hypothetical (5% return before expenses)         $1,000           $1,021.57              $3.26

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90% and Advisor:
     0.65%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             32 | Semiannual Report

Franklin Total Return Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Total Return Fund's semiannual report for the period ended April 30, 2009.

PERFORMANCE OVERVIEW

Franklin Total Return Fund - Class A posted a +9.10% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which returned +7.74%.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 37.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in non-investment-grade debt securities.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Aggregate Index is a market-capitalization weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and non-convertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody's, Standard & Poor's or Fitch, respectively. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 85.


                             Semiannual Report | 33

PORTFOLIO BREAKDOWN

Franklin Total Return Fund
Based on Total Investments

SECTOR                                                 4/30/09   10/31/08
------                                                 -------   --------
Mortgage-Backed Securities                              37.6%     45.4%
Corporate Bonds                                         27.8%     26.1%
Asset-Backed & Commercial Mortgage-Backed Securities    12.6%     19.6%
Foreign Government & Agency Securities                   6.0%      3.7%
U.S. Government & Agency Securities                      4.9%      1.0%
Municipal Bonds                                          1.7%       --
Senior Floating Rate Interests                           1.6%      2.7%
Convertible Bonds                                        0.3%      0.4%
Convertible Preferred Stocks                             0.0%*     0.0%*
Preferred Stocks                                         0.0%*       --
Credit-Linked Structured Notes                            --       0.0%*
Short-Term Investments                                   7.5%      1.1%

*    Rounds to less than 0.1% of total investments.

MANAGER'S DISCUSSION

During the six-month period under review, the global economy remained mired in a deep recession, although the latter half of the period offered a more optimistic tone. Policymakers continued their efforts to lay out a road map for financial recovery, equity markets rose sharply, consumer demand improved modestly and short-term liquidity conditions improved. Although U.S. financial markets responded positively to the Federal Reserve's and the Obama administration's coordinated actions and signs emerged of moderating economic decline, the chance for a return to growth remained challenged by weak labor and financial markets and declining home prices.

As volatility eased, most fixed income spread sectors posted strong absolute returns during the period and outperformed U.S. Treasuries. The Fund's investment process and strategy did not change. We continued to apply our disciplined process to choose what we considered to be the most attractive investment opportunities across debt-related sectors. We applied quantitative risk-management tools and invested within a risk budget framework as we strove to deliver attractive risk-adjusted returns over the long term.


                             34 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Total Return Fund
11/1/08-4/30/09

                           DIVIDEND PER SHARE (CENTS)
             -----------------------------------------------------
MONTH        CLASS A   CLASS B   CLASS C   CLASS R   ADVISOR CLASS
-----        -------   -------   -------   -------   -------------
November      3.5772    3.3316    3.3303    3.4241       3.7352
December**   24.7974   24.4859   24.4844   24.5999      24.9991
January       3.5108    3.2221    3.2206    3.3309       3.6967
February      3.5602    3.2918    3.2905    3.3928       3.7328
March         3.7712    3.4761    3.4740    3.5867       3.9581
April         3.2701    3.0164    3.0071    3.1097       3.4383
             -------   -------   -------   -------      -------
TOTAL        42.4869   40.8239   40.8069   41.4441      43.5602

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 20.70 cent per share distribution to meet excise tax requirements.

We continued to emphasize higher quality securitized sectors after we found what we considered fundamentally sound bonds at attractive yields in these markets. We favored agency mortgage-backed securities (MBS), as well as higher-quality commercial mortgaged-backed (CMBS) and certain asset-backed sectors (ABS) over U.S. agency and Treasury sectors. Given the deteriorating macroeconomic and financing landscape, we believed these sectors could remain challenged over the intermediate term. However, we continued to emphasize higher quality securities that are senior in the capital structure and benefit from strong levels of credit protection. We maintained a moderately overweighted position relative to our benchmark in investment-grade corporate bonds based on our belief that they remained attractive on a longer-term basis, and we continued to find new opportunities in this sector. We found value in global fixed income markets, so we remained diversified in international bond and currency opportunities. We found some of the most interesting new opportunities in bonds and currencies in emerging markets.

Our slightly overweighted allocation to higher quality investment-grade corporate bonds positively impacted the Fund's performance relative to the BC U.S. Aggregate Index during the period. The Fund's overweighted position in MBS and other securitized sectors had a roughly neutral impact on relative returns, with MBS and ABS contributing to performance and CMBS detracting from performance. Our subinvestment-grade holdings contributed to performance as spreads narrowed. The Fund's diversified allocations to foreign bond and currency markets, including local currency government debt, contributed to performance during the period.


                             Semiannual Report | 35

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston

Roger A. Bayston, CFA

(PHOTO OF KENT BURNS)


/s/ Kent Burns

Kent Burns, CFA

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA

(PHOTO OF DAVID YUEN)


/s/ David Yuen

David Yuen, CFA, FRM

Portfolio Management Team
Franklin Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             36 | Semiannual Report

Performance Summary as of 4/30/09

FRANKLIN TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKBAX)                       CHANGE   4/30/09   10/31/08
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.34    $8.94      $8.60
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.424869

CLASS B (SYMBOL: FBTLX)                       CHANGE   4/30/09   10/31/08
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.33    $8.93      $8.60
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.408239

CLASS C (SYMBOL: FCTLX)                       CHANGE   4/30/09   10/31/08
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.33    $8.93      $8.60
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.408069

CLASS R (SYMBOL: FTRRX)                       CHANGE   4/30/09   10/31/08
-----------------------                       ------   -------   --------
Net Asset Value (NAV)                         +$0.34    $8.94      $8.60
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.414441

ADVISOR CLASS (SYMBOL: FBDAX)                 CHANGE   4/30/09   10/31/08
-----------------------------                 ------   -------   --------
Net Asset Value (NAV)                         +$0.34    $8.95      $8.61
DISTRIBUTIONS (11/1/08-4/30/09)
Dividend Income                   $0.435602


                             Semiannual Report | 37

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH          1-YEAR    5-YEAR   10-YEAR
-------                                 -------          ------   -------   -------
Cumulative Total Return(2)               +9.10%          -2.53%   +16.16%   +59.59%
Average Annual Total Return(3)           +4.48%          -6.69%    +2.16%    +4.33%
Avg. Ann. Total Return (3/31/09)(4)                      -8.54%    +1.07%    +4.07%
   Distribution Rate(5)                           4.20%
   30-Day Standardized Yield(6)                   5.47%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.07%
      With Waiver                                 0.88%

                                                                            INCEPTION
CLASS B                                 6-MONTH          1-YEAR    5-YEAR    (3/1/02)
-------                                 -------          ------   -------   ---------
Cumulative Total Return(2)               +8.77%          -3.02%   +13.78%    +30.85%
Average Annual Total Return(3)           +4.77%          -6.64%    +2.29%     +3.82%
Avg. Ann. Total Return (3/31/09)(4)                      -8.37%    +1.23%     +3.47%
   Distribution Rate(5)                           4.05%
   30-Day Standardized Yield(6)                   5.32%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.47%
      With Waiver                                 1.28%

                                                                            INCEPTION
CLASS C                                 6-MONTH          1-YEAR    5-YEAR    (3/1/02)
-------                                 -------          ------   -------   ---------
Cumulative Total Return(2)               +8.77%          -3.02%   +13.85%    +30.94%
Average Annual Total Return(3)           +7.77%          -3.93%    +2.63%     +3.83%
Avg. Ann. Total Return (3/31/09)(4)                      -5.62%    +1.55%     +3.48%
   Distribution Rate(5)                           4.04%
   30-Day Standardized Yield(6)                   5.32%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.47%
      With Waiver                                 1.28%

                                                                            INCEPTION
CLASS R                                 6-MONTH          1-YEAR    5-YEAR    (1/1/02)
-------                                 -------          ------   -------   ---------
Cumulative Total Return(2)               +8.97%          -2.77%   +14.85%    +33.72%
Average Annual Total Return(3)           +8.97%          -2.77%    +2.81%     +4.05%
Avg. Ann. Total Return (3/31/09)(4)                      -4.68%    +1.70%     +3.69%
   Distribution Rate(5)                           4.17%
   30-Day Standardized Yield(6)                   5.47%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.32%
      With Waiver                                 1.13%


                             38 | Semiannual Report

ADVISOR CLASS                           6-MONTH          1-YEAR    5-YEAR   10-YEAR
-------------                           -------          ------   -------   -------
Cumulative Total Return(2)              +9.22%           -2.39%   +17.62%   +63.59%
Average Annual Total Return(3)          +9.22%           -2.39%    +3.30%    +5.05%
Avg. Ann. Total Return (3/31/09)(4)                      -4.21%    +2.19%    +4.77%
   Distribution Rate(5)                           4.61%
   30-Day Standardized Yield(6)                   5.96%
   Total Annual Operating Expenses(7)
      Without Waiver                              0.82%
      With Waiver                                 0.63%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING THE RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.60% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.


                             Semiannual Report | 39

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, AND THE USE OF FOREIGN CURRENCY TECHNIQUES, INVOLVE SPECIAL RISKS AS SUCH MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES (COMMONLY CALLED JUNK BONDS) INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS, AND POLITICAL AND ECONOMIC UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 5.32%, 5.17%, 5.17%, 5.32% and 5.82% for Classes A, B, C, R and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/09.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             40 | Semiannual Report

Your Fund's Expenses

FRANKLIN TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 41

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,091.00              $4.41
Hypothetical (5% return before expenses)         $1,000           $1,020.58              $4.26
CLASS B
Actual                                           $1,000           $1,087.70              $6.47
Hypothetical (5% return before expenses)         $1,000           $1,018.60              $6.26
CLASS C
Actual                                           $1,000           $1,087.70              $6.47
Hypothetical (5% return before expenses)         $1,000           $1,018.60              $6.26
CLASS R
Actual                                           $1,000           $1,089.70              $5.70
Hypothetical (5% return before expenses)         $1,000           $1,019.34              $5.51
ADVISOR CLASS
Actual                                           $1,000           $1,092.20              $3.11
Hypothetical (5% return before expenses)         $1,000           $1,021.82              $3.01

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.85%; B: 1.25%; C:
     1.25%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             42 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                   SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2009  -----------------------------------------------------------
CLASS A                                               (UNAUDITED)      2008         2007         2006         2005        2004
-------                                            ----------------  --------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............    $   8.86        $   8.87     $   8.88     $   8.93     $   9.06    $   9.16
                                                     --------        --------     --------     --------     --------    --------
Income from investment operations(a):
   Net investment income ........................       0.131           0.344        0.380        0.303        0.292       0.277
   Net realized and unrealized gains (losses) ...       0.086           0.010        0.053        0.025       (0.129)     (0.102)
                                                     --------        --------     --------     --------     --------    --------
Total from investment operations ................       0.217           0.354        0.433        0.328        0.163       0.175
                                                     --------        --------     --------     --------     --------    --------
Less distributions from net investment income ...      (0.137)         (0.364)      (0.443)      (0.378)      (0.293)     (0.275)
                                                     --------        --------     --------     --------     --------    --------
Redemption fees(b) ..............................          --              --(c)        --(c)        --(c)        --(c)       --(c)
                                                     --------        --------     --------     --------     --------    --------
Net asset value, end of period ..................    $   8.94        $   8.86     $   8.87     $   8.88     $   8.93    $   9.06
                                                     ========        ========     ========     ========     ========    ========
Total return(d) .................................        2.47%           4.06%        4.99%        3.75%        1.82%       1.94%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) .....................................        0.87%(g)        0.90%(g)     0.91%(g)     0.89%(g)     0.90%       0.89%
Net investment income ...........................        2.93%           3.64%        4.29%        3.50%        3.23%       3.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............    $928,361        $586,696     $333,425     $372,703     $475,213    $577,073
Portfolio turnover rate(h) ......................        8.45%          23.83%       27.39%       15.91%       24.99%      49.67%
Portfolio turnover rate excluding mortgage
   dollar rolls(h, i) ...........................        8.45%          23.83%       27.39%       15.91%       24.99%      45.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Prior to October 27, 2005, the expense ratio includes the Fund's share of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Prior to October 27, 2005, represents the Portfolio's rate of turnover.

(i)  See Note 1(h) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 43

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                   SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2009  --------------------------------------------------------
CLASS C                                               (UNAUDITED)      2008         2007        2006        2005        2004
-------                                            ----------------  --------     --------    -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............    $   8.86        $   8.87     $  8.88     $  8.92     $  9.05     $  9.16
                                                     --------        --------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income ........................       0.115           0.314       0.348       0.266       0.258       0.232
   Net realized and unrealized gains (losses) ...       0.085           0.004       0.048       0.038      (0.129)     (0.104)
                                                     --------        --------     -------     -------     -------     -------
Total from investment operations ................       0.200           0.318       0.396       0.304       0.129       0.128
                                                     --------        --------     -------     -------     -------     -------
Less distributions from net investment income ...      (0.120)         (0.328)     (0.406)     (0.344)     (0.259)     (0.238)
                                                     --------        --------     -------     -------     -------     -------
Redemption fees(b) ..............................          --              --(c)       --(c)       --(c)       --(c)       --(c)
                                                     --------        --------     -------     -------     -------     -------
Net asset value, end of period ..................    $   8.94        $   8.86     $  8.87     $  8.88     $  8.92     $  9.05
                                                     ========        ========     =======     =======     =======     =======
Total return(d) .................................        2.27%           3.64%       4.56%       3.47%       1.43%       1.41%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) .....................................        1.26%(g)        1.30%(g)    1.32%(g)    1.28%(g)    1.28%       1.29%
Net investment income ...........................        2.54%           3.24%       3.88%       3.11%       2.85%       2.61%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............    $268,538        $132,254     $36,684     $35,967     $48,461     $49,423
Portfolio turnover rate(h) ......................        8.45%          23.83%      27.39%      15.91%      24.99%      49.67%
Portfolio turnover rate excluding mortgage dollar
   rolls(h, i) ..................................        8.45%          23.83%      27.39%      15.91%      24.99%      45.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f) Prior to October 27, 2005, the expense ratio includes the Fund's share of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net expenses.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  Prior to October 27, 2005, represents the Portfolio's rate of turnover.

(i)  See Note 1(h) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             44 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                      SIX MONTHS ENDED   PERIOD ENDED
                                                       APRIL 30, 2009     OCTOBER 31,
ADVISOR CLASS                                            (UNAUDITED)        2008(a)
-------------                                         ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............       $  8.87         $  8.88
                                                          -------         -------
Income from investment operations(b):
   Net investment income ..........................         0.143           0.154
   Net realized and unrealized gains (losses) .....         0.086          (0.009)
                                                          -------         -------
Total from investment operations ..................         0.229           0.145
                                                          -------         -------
Less distributions from net investment income .....        (0.149)         (0.155)
                                                          -------         -------
Redemption fees(c) ................................            --              --(d)
                                                          -------         -------
Net asset value, end of period ....................       $  8.95         $  8.87
                                                          =======         =======
Total return(e) ...................................          2.60%           1.64%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .......................................          0.62%           0.65%
Net investment income .............................          3.18%           3.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $ 8,036         $ 4,124
Portfolio turnover rate ...........................          8.45%          23.83%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.001 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 45

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

                                                                                     PRINCIPAL
       FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT            VALUE
       ---------------------------------------------------                        ---------------   ---------------
       MORTGAGE-BACKED SECURITIES 85.0%
(a)    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 19.6%
       FHLMC, 2.762%, 3/01/32 .................................................   $       814,944   $       810,151
       FHLMC, 3.363%, 3/01/34 .................................................         9,868,833         9,926,814
       FHLMC, 3.379%, 3/01/35 .................................................            37,632            37,416
       FHLMC, 3.394%, 1/01/34 .................................................         2,926,943         2,908,816
       FHLMC, 3.587%, 3/01/18 .................................................           112,402           113,320
       FHLMC, 3.841%, 5/01/32 .................................................           290,651           294,686
       FHLMC, 3.875%, 11/01/16 ................................................           335,557           336,800
       FHLMC, 3.955%, 2/01/19 .................................................           135,290           136,887
       FHLMC, 3.974%, 2/01/33 .................................................           103,218           104,035
       FHLMC, 3.977%, 4/01/35 .................................................        31,843,344        32,490,763
       FHLMC, 3.989%, 9/01/18 .................................................           666,007           667,303
       FHLMC, 4.11%, 11/01/35 .................................................        29,844,256        30,378,416
       FHLMC, 4.173%, 5/01/20 .................................................         1,088,730         1,094,121
       FHLMC, 4.199%, 5/01/32 .................................................           470,507           474,466
       FHLMC, 4.262%, 10/01/29 ................................................           131,736           131,937
       FHLMC, 4.275%, 6/01/35 .................................................            69,627            70,422
       FHLMC, 4.276%, 12/01/32 ................................................           136,361           135,081
       FHLMC, 4.363%, 6/01/35 .................................................         1,653,601         1,672,367
       FHLMC, 4.376%, 12/01/35 ................................................           279,469           284,129
       FHLMC, 4.391%, 9/01/19 .................................................           333,569           338,439
       FHLMC, 4.402%, 12/01/16 ................................................           224,363           227,126
       FHLMC, 4.41%, 4/01/19 ..................................................           610,661           618,019
       FHLMC, 4.419%, 11/01/31 ................................................         1,532,377         1,545,199
       FHLMC, 4.442%, 4/01/29 .................................................         1,117,276         1,131,366
       FHLMC, 4.525%, 9/01/34 .................................................         1,877,132         1,896,628
       FHLMC, 4.535%, 8/01/30 .................................................         1,936,567         1,958,540
       FHLMC, 4.589%, 1/01/23 .................................................         3,152,632         3,191,906
       FHLMC, 4.617%, 6/01/35 .................................................        26,615,708        27,255,717
       FHLMC, 4.644%, 3/01/32 .................................................           244,897           248,431
       FHLMC, 4.646%, 5/01/25 .................................................           258,115           261,654
       FHLMC, 4.676%, 4/01/18 .................................................           686,757           694,400
       FHLMC, 4.691%, 10/01/33 ................................................           852,892           864,328
       FHLMC, 4.735%, 12/01/19 ................................................         1,546,124         1,580,492
       FHLMC, 4.74%, 11/01/29 .................................................         2,649,314         2,683,153
       FHLMC, 4.755%, 1/01/36 .................................................         9,791,973        10,029,308
       FHLMC, 4.78%, 10/01/25 .................................................           400,175           403,998
       FHLMC, 4.79%, 10/01/31 .................................................         2,272,576         2,315,208
       FHLMC, 4.82%, 10/01/24 .................................................           998,449         1,007,364
       FHLMC, 4.829%, 6/01/29 .................................................         2,628,476         2,689,707
       FHLMC, 4.83%, 11/01/35 .................................................           237,862           243,846
       FHLMC, 4.915%, 8/01/27 .................................................           837,185           858,520
       FHLMC, 4.975%, 8/01/32 .................................................         2,015,481         2,019,532
       FHLMC, 4.983%, 6/01/26 .................................................         2,529,563         2,542,162
       FHLMC, 5.007%, 7/01/18 .................................................           184,202           185,750
       FHLMC, 5.013%, 12/01/30 ................................................         1,035,772         1,046,900
       FHLMC, 5.033%, 7/01/27 .................................................           354,919           359,169
       FHLMC, 5.034%, 6/01/35 .................................................            76,146            77,263
       FHLMC, 5.044%, 12/01/34 ................................................         6,360,277         6,540,343
       FHLMC, 5.125%, 1/01/36 .................................................           209,556           215,723


                             46 | Semiannual Report

Franklin Investors Securities Trust

                                                                                     PRINCIPAL
       FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT            VALUE
       ---------------------------------------------------                        ---------------   ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
       FHLMC, 5.155%, 11/01/29 ................................................   $       619,094   $       633,105
       FHLMC, 5.175%, 10/01/18 ................................................            25,929            26,269
       FHLMC, 5.177%, 7/01/20 .................................................            96,644            98,293
       FHLMC, 5.191%, 7/01/29 .................................................            73,422            75,029
       FHLMC, 5.195%, 8/01/30 .................................................           152,629           155,647
       FHLMC, 5.225%, 6/01/26 .................................................           394,589           401,035
       FHLMC, 5.23%, 9/01/31 ..................................................            97,717            97,762
       FHLMC, 5.238%, 11/01/25 ................................................         3,421,091         3,439,308
       FHLMC, 5.24%, 3/01/19 ..................................................            44,777            45,393
       FHLMC, 5.25%, 9/01/31 ..................................................           291,132           293,573
       FHLMC, 5.283%, 8/01/31 .................................................           100,565           103,162
       FHLMC, 5.308%, 3/01/33 .................................................            35,101            35,911
       FHLMC, 5.358%, 8/01/32 .................................................           296,950           302,959
       FHLMC, 5.361%, 4/01/30 .................................................           318,376           323,997
       FHLMC, 5.466%, 1/01/37 .................................................        52,589,285        54,094,721
       FHLMC, 5.473%, 1/01/23 .................................................           328,579           336,272
       FHLMC, 5.481%, 3/01/37 .................................................         5,951,750         6,114,141
       FHLMC, 5.493%, 4/01/25 .................................................         1,049,822         1,058,518
       FHLMC, 5.523%, 9/01/32 .................................................           763,815           769,930
       FHLMC, 5.585%, 12/01/28 ................................................           325,233           326,886
       FHLMC, 5.782%, 2/01/37 .................................................         5,021,642         5,225,416
       FHLMC, 5.947%, 4/01/25 .................................................         1,228,472         1,256,434
       FHLMC, 6.188%, 11/01/35 ................................................           420,459           429,238
       FHLMC, 6.218%, 9/01/36 .................................................         3,244,054         3,379,295
       FHLMC, 6.421%, 5/01/26 .................................................           164,281           168,046
       FHLMC, 6.725%, 12/01/27 ................................................            51,273            52,849
       FHLMC, 6.76%, 12/01/21 .................................................            37,358            38,294
                                                                                                    ---------------
                                                                                                        236,379,604
                                                                                                    ---------------
(a)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 63.3%
       FNMA, 2.55%, 9/01/16 ...................................................            20,349            19,804
       FNMA, 2.831%, 4/01/35 ..................................................           322,245           321,795
       FNMA, 3.02%, 2/01/34 ...................................................           101,613           100,955
       FNMA, 3.065%, 3/01/22 ..................................................             1,029             1,026
       FNMA, 3.128%, 10/01/32 .................................................           130,504           130,988
       FNMA, 3.15%, 4/01/35 ...................................................           645,809           643,474
       FNMA, 3.20%, 4/01/32 ...................................................           526,743           522,091
       FNMA, 3.225%, 3/01/18 ..................................................            63,786            63,779
       FNMA, 3.24%, 4/01/33 ...................................................         4,365,054         4,427,231
       FNMA, 3.253%, 1/01/29 ..................................................         3,027,884         3,021,271
       FNMA, 3.283%, 10/01/34 - 3/01/35 .......................................           223,335           225,032
       FNMA, 3.286%, 10/01/33 .................................................            74,376            75,623
       FNMA, 3.293%, 1/01/18 ..................................................         5,906,001         5,899,209
       FNMA, 3.30%, 6/01/20 ...................................................         1,133,277         1,122,889
       FNMA, 3.317%, 3/01/35 ..................................................         4,182,946         4,218,606
       FNMA, 3.336%, 5/01/32 ..................................................           629,419           631,804
       FNMA, 3.34%, 3/01/32 - 5/01/32 .........................................           624,386           626,759
       FNMA, 3.345%, 3/01/28 ..................................................            91,680            91,518
       FNMA, 3.351%, 3/01/19 ..................................................           128,020           128,215


                             Semiannual Report | 47

Franklin Investors Securities Trust

                                                                                     PRINCIPAL
       FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT            VALUE
       ---------------------------------------------------                        ---------------   ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
       FNMA, 3.407%, 4/01/33 ..................................................   $       110,620   $       111,890
       FNMA, 3.433%, 3/01/32 ..................................................         1,048,639         1,041,707
       FNMA, 3.438%, 5/01/35 ..................................................        12,224,485        12,217,732
       FNMA, 3.506%, 10/01/33 .................................................           342,413           339,550
       FNMA, 3.519%, 4/01/33 ..................................................             5,484             5,505
       FNMA, 3.55%, 8/01/16 ...................................................            40,918            40,562
       FNMA, 3.60%, 10/01/33 ..................................................            25,101            25,016
       FNMA, 3.615%, 3/01/34 ..................................................         1,199,664         1,202,310
       FNMA, 3.638%, 4/01/32 ..................................................           484,229           486,036
       FNMA, 3.645%, 11/01/31 .................................................           296,342           296,506
       FNMA, 3.647%, 6/01/19 ..................................................            89,052            89,665
       FNMA, 3.652%, 6/01/33 ..................................................         1,702,083         1,689,748
       FNMA, 3.694%, 4/01/34 ..................................................         2,625,688         2,634,320
       FNMA, 3.699%, 5/01/33 ..................................................             9,874             9,942
       FNMA, 3.705%, 9/01/18 - 3/01/35 ........................................        15,895,265        15,870,489
       FNMA, 3.711%, 1/01/19 ..................................................           347,775           338,976
       FNMA, 3.731%, 5/01/18 ..................................................         4,398,751         4,449,772
       FNMA, 3.744%, 4/01/35 ..................................................         1,205,905         1,209,634
       FNMA, 3.747%, 2/01/36 ..................................................         1,586,462         1,594,348
       FNMA, 3.752%, 8/01/26 ..................................................           113,064           112,721
       FNMA, 3.755%, 8/01/34 ..................................................            73,082            74,384
       FNMA, 3.775%, 6/01/35 ..................................................            78,491            79,391
       FNMA, 3.803%, 3/01/35 ..................................................         8,386,739         8,399,469
       FNMA, 3.826%, 1/01/32 ..................................................           855,538           854,065
       FNMA, 3.843%, 2/01/33 ..................................................           201,955           204,793
       FNMA, 3.874%, 5/01/35 ..................................................            30,983            31,029
       FNMA, 3.921%, 7/01/24 ..................................................           827,125           827,333
       FNMA, 3.936%, 1/01/35 ..................................................           315,491           311,192
       FNMA, 3.94%, 4/01/19 ...................................................           539,245           535,041
       FNMA, 3.947%, 1/01/35 ..................................................           186,313           184,235
       FNMA, 3.955%, 6/01/35 ..................................................           237,175           241,610
       FNMA, 3.961%, 5/01/35 ..................................................            24,545            24,741
       FNMA, 3.964%, 9/01/15 ..................................................           382,247           384,699
       FNMA, 3.976%, 3/01/20 ..................................................         1,654,478         1,655,909
       FNMA, 3.989%, 4/01/18 ..................................................           127,304           124,898
       FNMA, 3.994%, 10/01/32 .................................................           684,117           687,921
       FNMA, 3.997%, 5/01/35 ..................................................        23,980,021        24,338,154
       FNMA, 4.007%, 6/01/19 ..................................................           250,358           248,519
       FNMA, 4.007%, 3/01/33 ..................................................         2,162,183         2,158,606
       FNMA, 4.008%, 12/01/20 .................................................           182,821           180,854
       FNMA, 4.01%, 3/01/35 ...................................................            27,207            27,660
       FNMA, 4.012%, 6/01/19 ..................................................           179,810           180,133
       FNMA, 4.018%, 1/01/35 ..................................................            34,671            35,236
       FNMA, 4.024%, 6/01/33 ..................................................            60,959            61,794
       FNMA, 4.037%, 8/01/34 ..................................................           783,810           795,379
       FNMA, 4.046%, 3/01/35 ..................................................             6,399             6,498
       FNMA, 4.055%, 2/01/32 ..................................................           578,315           582,736
       FNMA, 4.067%, 7/01/34 ..................................................        17,588,470        17,931,109
       FNMA, 4.074%, 2/01/19 - 2/01/35 ........................................         3,286,179         3,326,772


                             48 | Semiannual Report

Franklin Investors Securities Trust

                                                                                     PRINCIPAL
       FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT            VALUE
       ---------------------------------------------------                        ---------------   ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
       FNMA, 4.082%, 5/01/19 ..................................................   $       213,368   $       214,005
       FNMA, 4.086%, 5/01/29 ..................................................           184,172           185,797
       FNMA, 4.101%, 7/01/34 ..................................................        17,283,999        17,582,936
       FNMA, 4.103%, 5/01/35 ..................................................           109,292           110,896
       FNMA, 4.106%, 7/01/33 ..................................................           572,634           576,935
       FNMA, 4.111%, 1/01/34 ..................................................            22,825            23,088
       FNMA, 4.125%, 2/01/33 ..................................................           119,968           122,035
       FNMA, 4.128%, 1/01/35 ..................................................        10,007,136        10,059,841
       FNMA, 4.132%, 2/01/31 ..................................................           130,668           131,421
       FNMA, 4.142%, 5/01/36 ..................................................         1,513,801         1,513,062
       FNMA, 4.151%, 5/01/36 ..................................................         2,565,184         2,563,911
       FNMA, 4.153%, 9/01/32 ..................................................           486,370           495,267
       FNMA, 4.155%, 3/01/35 ..................................................        51,293,225        52,312,133
       FNMA, 4.169%, 4/01/22 ..................................................           907,430           907,118
       FNMA, 4.198%, 1/01/19 ..................................................         1,373,406         1,368,336
       FNMA, 4.20%, 2/01/34 ...................................................         4,428,822         4,523,429
       FNMA, 4.22%, 11/01/27 ..................................................            38,289            38,736
       FNMA, 4.234%, 3/01/19 - 7/01/35 ........................................         2,416,443         2,409,117
       FNMA, 4.254%, 12/01/32 .................................................         1,114,960         1,121,320
       FNMA, 4.259%, 8/01/35 ..................................................         8,289,498         8,405,461
       FNMA, 4.273%, 5/01/27 ..................................................         1,209,587         1,213,705
       FNMA, 4.274%, 3/01/33 ..................................................            76,374            77,988
       FNMA, 4.275%, 1/01/31 ..................................................           288,014           291,461
       FNMA, 4.281%, 1/01/16 ..................................................           544,584           541,766
       FNMA, 4.284%, 3/01/19 ..................................................           256,000           254,615
       FNMA, 4.298%, 4/01/31 ..................................................         1,098,954         1,091,113
       FNMA, 4.301%, 7/01/35 ..................................................           119,094           120,792
       FNMA, 4.31%, 12/01/17 ..................................................            74,541            74,641
       FNMA, 4.316%, 5/01/25 ..................................................           856,805           855,964
       FNMA, 4.321%, 4/01/27 ..................................................         2,269,372         2,272,357
       FNMA, 4.329%, 1/01/35 ..................................................         6,934,601         7,008,627
       FNMA, 4.333%, 1/01/29 ..................................................           478,811           478,791
       FNMA, 4.338%, 5/01/35 ..................................................         3,525,322         3,591,105
       FNMA, 4.342%, 9/01/33 ..................................................           577,718           571,708
       FNMA, 4.345%, 12/01/33 .................................................           433,288           431,004
       FNMA, 4.355%, 1/01/37 ..................................................           748,946           755,803
       FNMA, 4.361%, 5/01/35 - 8/01/35 ........................................        11,089,757        11,310,546
       FNMA, 4.362%, 10/01/24 .................................................         4,673,853         4,658,822
       FNMA, 4.368%, 2/01/33 ..................................................           361,293           368,009
       FNMA, 4.385%, 6/01/32 ..................................................           492,484           495,462
       FNMA, 4.402%, 2/01/35 ..................................................            21,839            22,305
       FNMA, 4.412%, 9/01/22 ..................................................           764,286           762,185
       FNMA, 4.413%, 10/01/34 .................................................           176,562           179,360
       FNMA, 4.442%, 9/01/35 ..................................................         1,433,478         1,458,885
       FNMA, 4.443%, 4/01/19 ..................................................           563,156           561,072
       FNMA, 4.449%, 2/01/25 ..................................................           619,608           625,158
       FNMA, 4.454%, 1/01/35 ..................................................         8,550,850         8,737,481
       FNMA, 4.473%, 6/01/27 ..................................................           381,621           385,531
       FNMA, 4.478%, 11/01/34 .................................................           248,679           253,110


                             Semiannual Report | 49

Franklin Investors Securities Trust

                                                                                     PRINCIPAL
       FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT            VALUE
       ---------------------------------------------------                        ---------------   ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
       FNMA, 4.479%, 7/01/35 ..................................................   $        87,006   $        87,859
       FNMA, 4.48%, 1/01/35 ...................................................         7,619,707         7,785,129
       FNMA, 4.482%, 11/01/33 .................................................           440,781           441,774
       FNMA, 4.483%, 1/01/35 ..................................................        20,173,854        20,422,631
       FNMA, 4.489%, 4/01/35 ..................................................        10,236,770        10,450,803
       FNMA, 4.493%, 11/01/30 .................................................         3,872,503         3,901,242
       FNMA, 4.494%, 9/01/35 ..................................................        12,822,774        13,096,999
       FNMA, 4.494%, 1/01/36 ..................................................        44,802,426        45,457,284
       FNMA, 4.51%, 3/01/34 ...................................................            79,936            80,615
       FNMA, 4.514%, 9/01/34 ..................................................         2,545,585         2,588,651
       FNMA, 4.518%, 4/01/30 ..................................................           487,818           489,191
       FNMA, 4.52%, 3/01/32 ...................................................           162,915           163,077
       FNMA, 4.521%, 1/01/35 ..................................................           665,977           671,092
       FNMA, 4.524%, 12/01/19 .................................................           238,990           240,027
       FNMA, 4.525%, 2/01/35 ..................................................           155,977           159,540
       FNMA, 4.53%, 1/01/35 ...................................................         8,073,585         8,248,010
       FNMA, 4.532%, 10/01/28 .................................................           108,574           107,967
       FNMA, 4.533%, 6/01/33 ..................................................           201,178           202,069
       FNMA, 4.536%, 6/01/19 ..................................................           274,607           274,307
       FNMA, 4.548%, 10/01/33 .................................................            29,054            29,445
       FNMA, 4.549%, 10/01/19 .................................................           331,666           332,486
       FNMA, 4.553%, 8/01/34 ..................................................           128,913           129,823
       FNMA, 4.567%, 8/01/34 ..................................................         3,621,546         3,640,208
       FNMA, 4.574%, 2/01/29 ..................................................           234,522           236,726
       FNMA, 4.582%, 12/01/18 .................................................           147,879           148,695
       FNMA, 4.585%, 4/01/34 ..................................................         5,370,592         5,378,658
       FNMA, 4.585%, 7/01/35 ..................................................        13,737,904        13,819,688
       FNMA, 4.59%, 5/01/32 - 1/01/35 .........................................         2,905,215         2,942,811
       FNMA, 4.593%, 2/01/16 ..................................................           259,492           261,351
       FNMA, 4.598%, 9/01/39 ..................................................           608,964           612,758
       FNMA, 4.599%, 2/01/36 ..................................................            50,641            51,760
       FNMA, 4.614%, 10/01/35 .................................................            90,315            92,373
       FNMA, 4.634%, 10/01/34 .................................................        28,543,328        29,273,446
       FNMA, 4.65%, 2/01/34 ...................................................            40,634            41,433
       FNMA, 4.673%, 3/01/33 ..................................................         1,277,416         1,304,346
       FNMA, 4.679%, 10/01/34 .................................................            74,561            76,471
       FNMA, 4.68%, 2/01/35 ...................................................             5,818             5,950
       FNMA, 4.681%, 9/01/32 ..................................................           894,656           901,832
       FNMA, 4.691%, 4/01/33 ..................................................           135,149           136,057
       FNMA, 4.692%, 10/01/34 .................................................           223,842           229,636
       FNMA, 4.693%, 8/01/35 ..................................................         4,337,875         4,443,465
       FNMA, 4.699%, 8/01/33 ..................................................            37,192            37,334
       FNMA, 4.705%, 1/01/34 ..................................................           586,462           585,581
       FNMA, 4.708%, 9/01/34 ..................................................           222,735           228,752
       FNMA, 4.709%, 11/01/20 .................................................           149,875           150,442
       FNMA, 4.711%, 8/01/33 ..................................................           170,621           173,835
       FNMA, 4.713%, 1/01/31 ..................................................           711,795           714,725
       FNMA, 4.721%, 7/01/34 ..................................................            23,644            24,115
       FNMA, 4.727%, 8/01/21 ..................................................         1,652,779         1,650,603


                             50 | Semiannual Report

Franklin Investors Securities Trust

                                                                                     PRINCIPAL
       FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT            VALUE
       ---------------------------------------------------                        ---------------   ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
       FNMA, 4.733%, 5/01/29 ..................................................   $       141,540   $       141,190
       FNMA, 4.735%, 8/01/33 ..................................................         1,048,128         1,067,524
       FNMA, 4.75%, 5/01/38 ...................................................        43,320,181        44,871,053
       FNMA, 4.751%, 10/01/34 .................................................           886,016           888,957
       FNMA, 4.752%, 10/01/22 .................................................           453,772           453,317
       FNMA, 4.761%, 2/01/35 ..................................................         6,461,564         6,619,512
       FNMA, 4.763%, 5/01/35 ..................................................         2,639,765         2,702,376
       FNMA, 4.764%, 11/01/31 .................................................           115,105           116,785
       FNMA, 4.765%, 11/01/32 .................................................         1,694,197         1,695,968
       FNMA, 4.77%, 6/01/19 - 9/01/34 .........................................         5,523,762         5,633,093
       FNMA, 4.774%, 2/01/18 ..................................................           157,918           158,625
       FNMA, 4.775%, 7/01/33 ..................................................         3,352,608         3,412,262
       FNMA, 4.783%, 5/01/36 ..................................................           102,272           104,653
       FNMA, 4.788%, 6/01/35 ..................................................        21,023,526        21,594,160
       FNMA, 4.791%, 5/01/28 ..................................................           434,776           441,810
       FNMA, 4.795%, 12/01/32 .................................................           603,389           604,879
       FNMA, 4.797%, 9/01/34 ..................................................            64,157            65,891
       FNMA, 4.809%, 12/01/20 .................................................           250,027           250,325
       FNMA, 4.814%, 10/01/31 .................................................           218,489           223,344
       FNMA, 4.82%, 7/01/32 ...................................................           120,635           120,063
       FNMA, 4.823%, 1/01/25 ..................................................         1,584,260         1,602,921
       FNMA, 4.827%, 9/01/34 - 10/01/34 .......................................         1,579,878         1,588,725
       FNMA, 4.828%, 8/01/34 ..................................................            58,657            59,958
       FNMA, 4.84%, 12/01/33 ..................................................            83,528            85,445
       FNMA, 4.853%, 12/01/27 .................................................           654,357           665,770
       FNMA, 4.856%, 8/01/34 ..................................................            89,095            91,055
       FNMA, 4.861%, 1/01/37 ..................................................         1,941,499         1,987,355
       FNMA, 4.871%, 3/01/20 ..................................................           111,014           113,190
       FNMA, 4.873%, 9/01/34 ..................................................            54,900            55,882
       FNMA, 4.874%, 1/01/34 ..................................................           209,373           214,679
       FNMA, 4.883%, 8/01/34 ..................................................            22,009            22,515
       FNMA, 4.887%, 9/01/34 ..................................................           145,612           149,059
       FNMA, 4.892%, 9/01/32 ..................................................           571,890           583,790
       FNMA, 4.894%, 11/01/33 .................................................        41,634,433        42,547,842
       FNMA, 4.916%, 3/01/35 ..................................................        23,110,582        23,727,410
       FNMA, 4.922%, 8/01/34 ..................................................           350,006           353,132
       FNMA, 4.923%, 5/01/35 ..................................................         6,360,600         6,521,350
       FNMA, 4.928%, 8/01/34 ..................................................           132,236           133,749
       FNMA, 4.934%, 7/01/34 ..................................................           301,438           308,782
       FNMA, 4.937%, 7/01/34 ..................................................           139,005           141,623
       FNMA, 4.944%, 9/01/34 ..................................................            49,446            50,625
       FNMA, 4.951%, 1/01/34 ..................................................            42,176            43,103
       FNMA, 4.962%, 7/01/34 ..................................................            88,541            90,192
       FNMA, 4.966%, 7/01/26 ..................................................           645,090           654,869
       FNMA, 4.976%, 8/01/28 ..................................................         1,095,264         1,096,916
       FNMA, 4.98%, 8/01/34 ...................................................           172,585           174,276
       FNMA, 4.987%, 11/01/17 .................................................           331,943           336,124
       FNMA, 5.00%, 1/01/17 - 6/01/35 .........................................         3,840,974         3,936,834
       FNMA, 5.002%, 9/01/34 ..................................................           504,899           512,578


                             Semiannual Report | 51

Franklin Investors Securities Trust

                                                                                     PRINCIPAL
       FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT            VALUE
       ---------------------------------------------------                        ---------------   ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
       FNMA, 5.011%, 1/01/19 ..................................................   $       283,837   $       287,352
       FNMA, 5.027%, 12/01/34 .................................................         7,539,281         7,734,735
       FNMA, 5.035%, 5/01/35 ..................................................           170,177           170,747
       FNMA, 5.037%, 1/01/38 ..................................................        35,228,168        36,282,905
       FNMA, 5.048%, 6/01/31 - 6/01/35 ........................................           550,713           550,073
       FNMA, 5.049%, 7/01/31 ..................................................            21,861            21,770
       FNMA, 5.062%, 12/01/35 .................................................         3,990,109         4,094,910
       FNMA, 5.066%, 5/01/21 ..................................................           625,208           636,073
       FNMA, 5.075%, 10/01/33 .................................................           588,875           603,879
       FNMA, 5.08%, 6/01/28 ...................................................         1,802,586         1,844,361
       FNMA, 5.081%, 9/01/34 ..................................................            38,973            40,063
       FNMA, 5.083%, 9/01/34 ..................................................            26,936            27,692
       FNMA, 5.084%, 12/01/19 .................................................           491,069           497,103
       FNMA, 5.096%, 6/01/29 ..................................................           561,920           571,412
       FNMA, 5.103%, 2/01/34 ..................................................         4,864,531         4,997,545
       FNMA, 5.108%, 5/01/37 ..................................................         2,457,258         2,524,893
       FNMA, 5.109%, 1/01/34 ..................................................            28,247            29,030
       FNMA, 5.114%, 7/01/34 ..................................................           740,025           758,735
       FNMA, 5.119%, 10/01/18 - 11/01/36 ......................................           540,734           537,625
       FNMA, 5.125%, 11/01/17 .................................................         1,393,068         1,396,818
       FNMA, 5.135%, 8/01/29 ..................................................           160,258           161,230
       FNMA, 5.142%, 9/01/31 ..................................................           141,597           143,000
       FNMA, 5.155%, 6/01/31 - 11/01/31 .......................................           589,766           595,303
       FNMA, 5.177%, 3/01/36 ..................................................           252,486           259,810
       FNMA, 5.18%, 8/01/31 ...................................................           190,024           191,177
       FNMA, 5.183%, 5/01/25 ..................................................           583,439           596,428
       FNMA, 5.205%, 3/01/21 ..................................................            51,735            52,204
       FNMA, 5.215%, 5/01/31 ..................................................           112,814           112,095
       FNMA, 5.242%, 6/01/32 ..................................................           356,678           381,669
       FNMA, 5.25%, 10/01/30 ..................................................           255,245           253,633
       FNMA, 5.254%, 9/01/32 ..................................................           444,612           452,682
       FNMA, 5.301%, 12/01/34 .................................................           268,639           275,181
       FNMA, 5.307%, 1/01/19 ..................................................           757,344           752,068
       FNMA, 5.309%, 3/01/36 ..................................................           711,979           732,488
       FNMA, 5.33%, 10/01/35 ..................................................           133,910           137,824
       FNMA, 5.348%, 9/01/29 ..................................................            97,650            99,420
       FNMA, 5.383%, 9/01/29 ..................................................           255,117           256,821
       FNMA, 5.39%, 12/01/24 ..................................................           471,133           484,655
       FNMA, 5.439%, 1/01/29 ..................................................           335,622           335,434
       FNMA, 5.479%, 10/01/37 .................................................         7,580,740         7,835,918
       FNMA, 5.485%, 11/01/36 .................................................           237,895           245,542
       FNMA, 5.543%, 7/01/17 ..................................................           700,055           719,034
       FNMA, 5.58%, 1/01/34 ...................................................            18,203            18,727
       FNMA, 5.587%, 2/01/30 ..................................................           205,974           207,087
       FNMA, 5.598%, 9/01/25 ..................................................           346,833           355,566
       FNMA, 5.618%, 11/01/26 .................................................            74,537            75,711
       FNMA, 5.712%, 10/01/14 .................................................            47,885            48,597
       FNMA, 5.72%, 5/01/19 ...................................................           241,948           246,256
       FNMA, 5.785%, 12/01/33 .................................................             9,288             9,539


                             52 | Semiannual Report

Franklin Investors Securities Trust

                                                                                     PRINCIPAL
       FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT            VALUE
       ---------------------------------------------------                        ---------------   ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
(a)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
       FNMA, 5.794%, 11/01/18 .................................................   $        54,969   $        55,939
       FNMA, 5.835%, 6/01/35 ..................................................           273,599           287,988
       FNMA, 5.877%, 5/01/36 ..................................................         7,326,792         7,579,875
       FNMA, 6.088%, 6/01/17 ..................................................             3,331             3,392
       FNMA, 6.133%, 3/01/20 ..................................................            86,355            88,852
       FNMA, 6.146%, 3/01/26 ..................................................           659,583           677,409
       FNMA, 6.167%, 8/01/36 ..................................................        19,681,559        20,572,867
       FNMA, 6.194%, 5/01/21 ..................................................           287,642           296,805
       FNMA, 6.243%, 9/01/36 ..................................................         5,248,239         5,476,897
       FNMA, 6.248%, 6/01/36 ..................................................           230,747           233,738
       FNMA, 6.48%, 8/01/22 ...................................................            60,262            61,564
       FNMA, 6.633%, 1/01/26 ..................................................           535,614           551,329
       FNMA, 6.687%, 7/01/24 ..................................................           233,618           240,943
       FNMA, 6.836%, 10/01/17 .................................................           187,960           196,010
       FNMA, 6.922%, 12/01/17 .................................................           126,243           128,346
       FNMA, 6.989%, 2/01/20 ..................................................           461,950           469,544
       FNMA, 7.659%, 3/01/25 ..................................................           123,715           129,044
                                                                                                    ---------------
                                                                                                        762,878,838
                                                                                                    ---------------
(a)    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 2.1%
       GNMA, 4.125%, 10/20/23 - 10/20/26 ......................................         7,342,399         7,432,027
       GNMA, 4.375%, 1/20/23 - 2/20/28 ........................................         7,455,637         7,655,452
       GNMA, 4.625%, 7/20/21 - 9/20/31 ........................................         6,366,039         6,420,375
       GNMA, 5.375%, 4/20/22 - 6/20/31                                                  3,246,643         3,335,220
                                                                                                    ---------------
                                                                                                         24,843,074
                                                                                                    ---------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $1,017,483,543) .................                       1,024,101,516
                                                                                                    ---------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
          (COST $53,958) 0.0%(b)
       FINANCE 0.0%(b)
(a)    Travelers Mortgage Services Inc., 1998-5A, A, FRN, 5.022%, 12/25/18 ....            53,046            42,437
                                                                                                    ---------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $1,017,537,501) ..                       1,024,143,953
                                                                                                    ---------------

                                                                                      SHARES
                                                                                  ---------------
       SHORT TERM INVESTMENTS 12.7%
       MONEY MARKET FUNDS (COST $59,841,471) 5.0%
(c)    Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.04% ...        59,841,471        59,841,471
                                                                                                    ---------------


                             Semiannual Report | 53

Franklin Investors Securities Trust

                                                                                     PRINCIPAL
       FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                             AMOUNT            VALUE
       ---------------------------------------------------                        ---------------   ---------------
       SHORT TERM INVESTMENTS (CONTINUED)
       REPURCHASE AGREEMENTS (COST $93,554,640) 7.7%
(d)    Joint Repurchase Agreement, 0.133%, 5/01/09 (Maturity
          Value $93,554,985) ..................................................   $    93,554,640   $    93,554,640
          Banc of America Securities LLC (Maturity Value $14,058,508)
          Barclays Capital Inc. (Maturity Value $14,058,508)
          BNP Paribas Securities Corp. (Maturity Value $14,472,021)
          Credit Suisse Securities (USA) LLC (Maturity Value $14,472,021)
          Deutsche Bank Securities Inc. (Maturity Value $14,166,094)
          HSBC Securities (USA) Inc. (Maturity Value $14,058,508)
          UBS Securities LLC (Maturity Value $8,269,325)
             Collateralized by U.S. Government Agency Securities,
                1.375% - 6.25%, 9/10/10 - 12/14/18;
                (e) U.S. Government Agency Discount Notes, 10/19/09; (e) U.S.
                   Treasury Bills, 10/29/09; and U.S. Treasury Notes,
                   1.75% - 4.825%, 10/31/11 - 1/31/14
                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $1,170,933,612) 97.7% ..........................                       1,177,540,064
       OTHER ASSETS, LESS LIABILITIES 2.3% ....................................                          27,395,184
                                                                                                    ---------------
       NET ASSETS 100.0% ......................................................                     $ 1,204,935,248
                                                                                                    ===============

See Abbreviations on page 130.

(a)  The coupon rate shown represents the rate at period end.

(b)  Rounds to less than 0.1% of net assets.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  See Note 1(c) regarding joint repurchase agreement.

(e)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             54 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                             SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2009   ------------------------------------------------------------------
CLASS A                                        (UNAUDITED)       2008           2007          2006           2005          2004
-------                                      ----------------  --------     ----------     ----------     ----------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....       $   7.66      $   9.81     $    10.06     $    10.11     $    10.13     $  10.03
                                                 --------      --------     ----------     ----------     ----------     --------
Income from investment operations(a):
   Net investment income .................          0.163         0.478          0.645          0.599          0.416        0.281
   Net realized and unrealized
      gains (losses) .....................          0.210        (2.152)        (0.249)        (0.048)        (0.018)       0.102
                                                 --------      --------     ----------     ----------     ----------     --------
Total from investment operations .........          0.373        (1.674)         0.396          0.551          0.398        0.383
                                                 --------      --------     ----------     ----------     ----------     --------
Less distributions from net
   investment income .....................         (0.163)       (0.476)        (0.646)        (0.601)        (0.418)      (0.283)
                                                 --------      --------     ----------     ----------     ----------     --------
Redemption fees(b) .......................             --            --(c)          --(c)          --(c)          --(c)        --(c)
                                                 --------      --------     ----------     ----------     ----------     --------
Net asset value, end of period ...........       $   7.87      $   7.66     $     9.81     $    10.06     $    10.11     $  10.13
                                                 ========      ========     ==========     ==========     ==========     ========
Total return(d) ..........................           5.03%       (17.75)%         4.02%          5.59%          4.00%        3.87%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..............................           0.98%         0.93%          0.89%          0.87%          0.89%        0.94%
Net investment income ....................           4.44%         5.23%          6.44%          5.94%          4.26%        2.71%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........       $796,339      $796,384     $1,375,871     $1,742,514     $1,890,591     $615,002
Portfolio turnover rate ..................          18.80%        31.59%         69.25%         74.56%         77.13%       50.52%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 55

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                             SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2009    -----------------------------------------------------------
CLASS B                                        (UNAUDITED)       2008          2007        2006          2005        2004
-------                                      ----------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....       $  7.66        $  9.80      $ 10.06      $ 10.10      $ 10.12      $ 10.02
                                                 -------        -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income .................         0.134          0.400        0.567        0.524        0.339        0.207
   Net realized and unrealized gains
       (losses) ..........................         0.202         (2.133)      (0.254)      (0.037)      (0.015)       0.105
                                                 -------        -------      -------      -------      -------      -------
Total from investment operations .........         0.336         (1.733)       0.313        0.487        0.324        0.312
                                                 -------        -------      -------      -------      -------      -------
Less distributions from net investment
   income ................................        (0.136)        (0.407)      (0.573)      (0.527)      (0.344)      (0.212)
                                                 -------        -------      -------      -------      -------      -------
Redemption fees(b) .......................            --             --(c)        --(c)        --(c)        --(c)        --(c)
                                                 -------        -------      -------      -------      -------      -------
Net asset value, end of period ...........       $  7.86        $  7.66      $  9.80      $ 10.06      $ 10.10      $ 10.12
                                                 =======        =======      =======      =======      =======      =======
Total return(d) ..........................          4.52%        (18.28)%       3.17%        4.93%        3.25%        3.14%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..............................          1.72%          1.67%        1.61%        1.60%        1.62%        1.68%
Net investment income ....................          3.70%          4.49%        5.72%        5.21%        3.53%        1.97%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........       $15,790        $17,481      $39,548      $60,972      $65,687      $69,331
Portfolio turnover rate ..................         18.80%         31.59%       69.25%       74.56%       77.13%       50.52%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             56 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                             SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2009    ----------------------------------------------------------------
CLASS C                                        (UNAUDITED)        2008          2007          2006          2005          2004
-------                                      ----------------   --------      --------      --------      -------       --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....       $   7.67       $   9.81      $  10.07      $  10.11      $  10.13      $  10.03
                                                 --------       --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income .................          0.148          0.441         0.605         0.561         0.373         0.239
   Net realized and unrealized gains
      (losses) ...........................          0.200         (2.140)       (0.259)       (0.039)       (0.015)        0.102
                                                 --------       --------      --------      --------      --------      --------
Total from investment operations .........          0.348         (1.699)        0.346         0.522         0.358         0.341
                                                 --------       --------      --------      --------      --------      --------
Less distributions from net investment
   income ................................         (0.148)        (0.441)       (0.606)       (0.562)       (0.378)       (0.241)
                                                 --------       --------      --------      --------      --------      --------
Redemption fees(b) .......................             --             --(c)         --(c)         --(c)         --(c)         --(c)
                                                 --------       --------      --------      --------      --------      --------
Net asset value, end of period ...........       $   7.87       $   7.67      $   9.81      $  10.07      $  10.11      $  10.13
                                                 ========       ========      ========      ========      ========      ========
Total return(d) ..........................           4.69%        (17.96)%        3.50%         5.29%         3.59%         3.44%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..............................           1.38%          1.32%         1.29%         1.26%         1.29%         1.34%
Net investment income ....................           4.04%          4.84%         6.04%         5.55%         3.86%         2.31%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........       $177,930       $188,240      $382,911      $380,599      $331,218      $270,104
Portfolio turnover rate ..................          18.80%         31.59%        69.25%        74.56%        77.13%        50.52%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 57

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                             SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                              APRIL 30, 2009    -----------------------------------------------------------
ADVISOR CLASS                                   (UNAUDITED)       2008         2007         2006        2005         2004
-------------                                ----------------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....      $   7.66        $  9.81      $ 10.08      $ 10.12      $ 10.13      $ 10.04
                                                --------        -------      -------      -------      -------      -------
Income from investment operations(a):
   Net investment income .................         0.172          0.500        0.671        0.630        0.438        0.307
   Net realized and unrealized gains
      (losses) ...........................         0.210         (2.150)      (0.269)      (0.043)      (0.004)       0.092
                                                --------        -------      -------      -------      -------      -------
Total from investment operations .........         0.382         (1.650)       0.402        0.587        0.434        0.399
                                                --------        -------      -------      -------      -------      -------
Less distributions from net investment
   income ................................        (0.172)        (0.500)      (0.672)      (0.627)      (0.444)      (0.309)
                                                --------        -------      -------      -------      -------      -------
Redemption fees(b) .......................            --             --(c)        --(c)        --(c)        --(c)        --(c)
                                                --------        -------      -------      -------      -------      -------
Net asset value, end of period ...........      $   7.87        $  7.66      $  9.81      $ 10.08      $ 10.12      $ 10.13
                                                ========        =======      =======      =======      =======      =======
Total return(d) ..........................          5.16%        (17.54)%       4.08%        5.96%        4.37%        4.03%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ..............................          0.73%          0.68%        0.64%        0.62%        0.64%        0.69%
Net investment income ....................          4.69%          5.48%        6.69%        6.19%        4.51%        2.96%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........      $126,901        $91,831      $85,416      $94,185      $38,822      $37,810
Portfolio turnover rate ..................         18.80%         31.59%       69.25%       74.56%       77.13%       50.52%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             58 | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

                                                                                        PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                           COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        -------------   ------------   ---------------
(b, c) SENIOR FLOATING RATE INTERESTS 75.6%
       AEROSPACE & DEFENSE 2.5%
       BE Aerospace Inc., Term Loan B, 4.75%, 7/28/14 ..............   United States   $  5,337,057   $     5,143,588
       Hawker Beechcraft Inc.,
          Synthetic L/C, 3.22%, 3/26/14 ............................   United States        405,588           212,257
          Term Loan B, 2.428% - 3.22%, 3/26/14 .....................   United States      6,889,586         3,605,548
       ILC Industries Inc., June 2006 Term Loan, 2.428%, 2/24/12 ...   United States      2,359,688         2,067,677
       L-1 Identity Solutions Operating Co., Term Loan B, 6.75%,
          8/05/13 ..................................................   United States      1,755,000         1,712,587
       Spirit Aerosystems Inc. (Onex Wind Finance LP), Term B-1
          Loan, 2.89%, 12/31/11 ....................................   United States      5,989,996         5,510,796
       TransDigm Inc., Term Loan B, 3.227%, 6/23/13 ................   United States     10,715,000         9,866,726
                                                                                                      ---------------
                                                                                                           28,119,179
                                                                                                      ---------------
       APPAREL, ACCESSORIES & LUXURY GOODS 0.4%
       The William Carter Co., Term Loan B, 1.928% - 2.539%,
          7/14/12 ..................................................   United States      4,955,634         4,707,852
                                                                                                      ---------------
       APPLICATION SOFTWARE 0.1%
       CCC Information Services Group Inc., Term Loan B, 2.68%,
          2/10/13 ..................................................   United States      1,410,727         1,248,494
                                                                                                      ---------------
       AUTO PARTS & EQUIPMENT 2.3%
       Affinia Group Inc., Term Loan B, 4.039%, 11/30/11 ...........   United States      6,131,083         4,373,504
       Cooper Standard Automotive Inc.,
          Term Loan B, 3.75%, 12/23/11 .............................       Canada         2,549,721           841,408
          Term Loan C, 3.75%, 12/23/11 .............................   United States      6,594,069         2,176,043
(d)    Dayco Products LLC (Mark IV), Replacement Term Loan, 6.06%
          - 6.75%, 6/23/11 .........................................   United States      7,860,231         1,202,615
       Federal-Mogul Corp.,
          Term Loan B, 2.388% - 2.438%, 12/27/14 ...................   United States      7,959,388         4,550,120
          Term Loan C, 2.388% - 2.398%, 12/27/15 ...................   United States        588,709           336,546
(e)    Key Safety Systems Inc., Term Loan B, 2.685% - 3.482%,
          3/10/14 ..................................................   United States     14,422,541         5,252,213
       Tenneco Inc., Synthetic L/C, 5.495%, 3/16/14 ................   United States      6,463,122         3,635,506
       United Components Inc., Term Loan D, 3.50%, 6/29/12 .........   United States      3,670,918         2,771,543
                                                                                                      ---------------
                                                                                                           25,139,498
                                                                                                      ---------------
       BROADCASTING 3.8%
       Citadel Broadcasting Corp., Term Loan B, 2.93% - 2.97%,
          6/12/14 ..................................................   United States      9,982,075         4,130,084
       Discovery Communications Inc., Term Loan B, 3.22%, 5/14/14 ..   United States     12,449,140        11,695,967
       Entravision Communications Corp., Term Loan B, 6.46%,
          3/29/13 ..................................................   United States      6,317,519         4,952,935
       Gray Television Inc., Term Loan B, 4.00%, 12/31/14 ..........   United States      7,167,974         3,171,828
       LBI Media Inc., Term Loan B, 1.928%, 3/31/12 ................   United States        970,000           683,850
       Mission Broadcasting Inc., Term Loan B, 2.97%, 10/01/12 .....   United States      3,831,487         2,375,522
       Nexstar Broadcasting Inc., Term Loan B, 2.597% - 2.789%,
          10/01/12 .................................................   United States      3,624,378         2,247,114
       Univision Communications Inc., Initial Term Loan, 2.678%,
          9/29/14 ..................................................   United States     21,500,000        13,227,875
                                                                                                      ---------------
                                                                                                           42,485,175
                                                                                                      ---------------
       BUILDING PRODUCTS 0.5%
       Goodman Global Holdings Co. Inc., Term Loan B, 6.50%,
          2/13/14...................................................   United States      1,825,000        1,609,650
       NCI Building Systems Inc., Term Loan B, 1.94% - 1.96%,
          6/18/10 ..................................................   United States      4,572,370        3,680,758
                                                                                                      ---------------
                                                                                                           5,290,408
                                                                                                      ---------------


                             Semiannual Report | 59

Franklin Investors Securities Trust

                                                                                        PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                           COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        -------------   ------------   ---------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CABLE & SATELLITE 4.7%
       CSC Holdings Inc. (Cablevision), Incremental Term Loan,
          2.198%, 3/29/13 ..........................................   United States   $  8,614,619   $     7,992,756
       DIRECTV Holdings LLC,
          Term Loan B, 1.928%, 4/13/13 .............................   United States      2,477,616         2,363,308
       (e) Term Loan C, 5.25%, 4/13/13 .............................   United States      7,382,950         7,202,991
       Insight Midwest Holdings, Term Loan B, 2.50%, 4/02/14 .......   United States      7,487,500         6,879,141
          MCC Iowa,
          Term Loan E, 6.50%, 1/03/16 ..............................   United States      1,287,265         1,259,106
          Tranche D-1 Term Loan, 2.08%, 1/31/15 ....................   United States      6,117,663         5,460,014
          Tranche D-2 Term Loan, 2.08%, 1/31/15 ....................   United States        972,155           867,649
       Mediacom LLC, Term Loan C, 1.83%, 1/31/15 ...................   United States      2,710,312         2,418,954
       UPC Financing Partnership,
          Term Loan N, 2.315%, 12/31/14 ............................    Netherlands      10,048,462         9,307,388
       (e) Term Loan T, 5.75%, 12/31/16 ............................    Netherlands       5,451,538         5,233,476
       Virgin Media Dover LLC, Tranche B10, 4.60%, 9/03/12 .........   United States      3,953,108         3,530,323
                                                                                                      ---------------
                                                                                                           52,515,106
                                                                                                      ---------------
       CASINOS & GAMING 2.6%
       Ameristar Casinos Inc., Term Loan B, 4.506%, 11/10/12 .......   United States      4,551,546         4,096,391
       Green Valley Ranch Gaming LLC, Term Loan B, 3.149% - 4.00%,
          2/16/14 ..................................................   United States      2,819,308         1,185,116
(e)    Las Vegas Sands LLC,
          Delayed Draw I Term Loan, 2.18%, 5/23/14 .................   United States      1,506,934           918,544
          Term Loan B, 2.18%, 5/23/14 ..............................   United States      5,527,128         3,369,033
       Penn National Gaming Inc.,
          Term Loan A, 1.68%, 10/03/11 .............................   United States      1,711,050         1,624,642
       (e) Term Loan B, 2.18% - 2.99%, 10/03/12 ....................   United States      7,090,019         6,652,799
       VML U.S. Finance LLC (Venetian Macau),
          Delayed Draw, 2.68%, 5/25/12 .............................       Macau          4,785,438         3,523,279
          New Project Term Loans, 2.68%, 5/25/13 ...................       Macau          6,032,721         4,441,591
          Term Loan B, 2.68%, 5/25/13 ..............................       Macau          4,431,841         3,262,943
                                                                                                      ---------------
                                                                                                           29,074,338
                                                                                                      ---------------
       COMMERCIAL PRINTING 0.2%
       Cenveo Corp.,
          Delayed Draw Term Loan, 5.727%, 6/21/13 ..................   United States         23,751            21,099
          Term Loan C, 5.727%, 6/21/13 .............................   United States      2,400,114         2,132,100
                                                                                                      ---------------
                                                                                                            2,153,199
                                                                                                      ---------------
       COMMUNICATIONS EQUIPMENT 0.7%
       Brocade Communications Systems Inc., Term Loan, 7.00%,
          10/07/13 .................................................   United States      3,705,000         3,630,900
       CommScope Inc., Term Loan B, 2.928% - 3.72%, 12/26/14 .......   United States      4,753,202         4,227,379
                                                                                                      ---------------
                                                                                                            7,858,279
                                                                                                      ---------------
       CONSTRUCTION & ENGINEERING 0.6%
(e)    URS Corp., Term Loan B, 2.745% - 3.427%, 5/15/13 ............   United States      7,310,561         6,959,654
                                                                                                      ---------------


                             60 | Semiannual Report

Franklin Investors Securities Trust

                                                                                        PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                           COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        -------------   ------------   ---------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 1.2%
       Bucyrus International Inc., Tranche B Dollar Term Loan,
          1.94% - 2.73%, 5/04/14 ...................................   United States   $  6,813,513   $     6,387,669
       Oshkosh Truck Corp.,
          Term Loan A, 7.22% - 7.32%, 12/06/11 .....................   United States      1,427,500         1,166,981
          Term Loan B, 7.15% - 7.32%, 12/06/13 .....................   United States      7,339,323         6,059,528
                                                                                                      ---------------
                                                                                                           13,614,178
                                                                                                      ---------------
       CONSTRUCTION MATERIALS 0.2%
       Headwaters Inc., Term Loan B, 6.22%, 4/30/11 ................   United States      3,181,972         2,036,462
                                                                                                      ---------------
       DATA PROCESSING & OUTSOURCED SERVICES 3.5%
       Affiliated Computer Services Inc.,
          Additional Term Loan, 2.428% - 2.495%, 3/20/13 ...........   United States      8,282,223         7,829,003
          Term Loan B, 2.438%, 3/20/13 .............................   United States      2,315,107         2,188,420
       Emdeon Business Services LLC, First Lien Term Loan, 2.43% -
          3.22%, 11/16/13 ..........................................   United States      3,673,439         3,361,197
       First Data Corp.,
          Term Loan B-2, 3.178% - 3.19%, 9/24/14 ...................   United States        668,046           489,761
          Term Loan B-3, 3.178% - 3.19%, 9/24/14 ...................   United States      2,845,382         2,086,020
       infoGROUP Inc.,
          2006 Term Loan, 3.22%, 2/14/12 ...........................   United States      1,508,211         1,217,880
          2007 Term Loan, 3.22%, 2/14/12 ...........................   United States      1,021,106           824,543
       Lender Processing Services Inc., Term Loan B, 2.928%,
          7/02/14 ..................................................   United States      1,573,318         1,532,019
(e)    Metavante Corp., Term Loan B, 2.92%, 11/01/14 ...............   United States     15,418,228        14,840,044
       SunGard Data Systems Inc.,
          Incremental Term Loan, 6.75%, 2/28/14 ....................   United States      2,686,500         2,649,080
          New U.S. Term Loan, 2.219% - 2.991%, 2/28/14 .............   United States      1,793,727         1,619,088
                                                                                                      ---------------
                                                                                                           38,637,055
                                                                                                      ---------------
       DISTILLERS & VINTNERS 0.7%
       Constellation Brands Inc., Term Loan B, 2.00% - 2.813%,
          6/05/13 ..................................................   United States      8,470,905         8,092,738
                                                                                                      ---------------
       DIVERSIFIED CHEMICALS 1.5%
       Celanese U.S. Holdings LLC, Dollar Term Loan, 2.942%,
          4/02/14 ..................................................   United States      5,868,374         5,224,185
(e)    Huntsman International LLC, Term Loan B, 2.178%, 4/21/14 ....   United States     13,364,559        11,092,585
                                                                                                      ---------------
                                                                                                           16,316,770
                                                                                                      ---------------
       DIVERSIFIED REAL ESTATE ACTIVITIES 0.2%
       CB Richard Ellis Services Inc., Term Loan B, 6.00%,
          12/20/13 .................................................   United States      3,285,944         2,732,811
                                                                                                      ---------------
       DIVERSIFIED SUPPORT SERVICES 2.2%
       ARAMARK Corp.,
          Synthetic L/C, 2.336%, 1/26/14 ...........................   United States        987,450           903,517
          Term Loan B, 3.095%, 1/26/14 .............................   United States     15,475,494        14,160,077
       Language Lines Inc., Term Loan B, 4.47%, 6/11/11 ............   United States      3,581,019         3,151,297
       West Corp.,
          Term Loan B-2, 2.808% - 2.864%, 10/24/13 .................   United States      6,089,411         5,154,857
          Term Loan B-3, 7.25%, 10/24/13 ...........................   United States        990,000           942,975
                                                                                                      ---------------
                                                                                                           24,312,723
                                                                                                      ---------------


                             Semiannual Report | 61

Franklin Investors Securities Trust

                                                                                        PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                           COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        -------------   ------------   ---------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       EDUCATION SERVICES 1.4%
       Bright Horizons Family Solution Inc., Term Loan B, 6.25% -
          7.50%, 5/21/15............................................   United States   $  6,151,013   $     5,248,862
       Education Management LLC, Term Loan C, 3.00%, 6/01/13........   United States      7,760,083         6,992,386
(e)    Laureate Education Inc.,
          Closing Date Term Loan, 4.342%, 8/18/14...................   United States      3,983,268         2,955,585
          Delayed Draw Term Loan, 4.342%, 8/18/14...................   United States        596,109           442,313
                                                                                                      ---------------
                                                                                                           15,639,146
                                                                                                      ---------------
       ELECTRICAL COMPONENTS & EQUIPMENT 0.7%
(e)    Baldor Electric Co., Term Loan B, 5.25%, 1/31/14.............   United States      8,356,739         7,924,971
                                                                                                      ---------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS 0.3%
       Sensus Metering Systems Inc., Term Loan B1, 2.447% -
          3.256%, 12/17/10..........................................   United States      3,678,299         3,328,861
                                                                                                      ---------------
       ELECTRONIC MANUFACTURING SERVICES 0.5%
       FCI USA,
          Term Loan B1, 4.145%, 11/01/13............................   United States      2,641,850         1,360,553
          Term Loan C1, 4.145%, 11/03/14............................   United States      2,641,850         1,390,273
       Flextronics International USA Inc.,
          Term Loan A, 2.739% - 3.458%, 10/01/14....................   United States      2,971,500         2,299,198
          Term Loan A-1, 3.381%, 10/01/14...........................   United States        853,879           660,689
                                                                                                      ---------------
                                                                                                            5,710,713
                                                                                                      ---------------
       ENVIRONMENTAL & FACILITIES SERVICES 1.1%
(e)    Duratek Inc. (EnergySolutions), Term Loan B, 4.15%,
          6/07/13...................................................   United States      2,506,243         2,355,868
       EnergySolutions LLC,
       (e) Synthetic L/C, 4.50%, 6/07/13............................   United States        347,946           327,069
           Synthetic L/C (Add-On), 2.69%, 6/07/13...................   United States      1,830,189         1,720,377
       (e) Term Loan B, 4.15%, 6/07/13..............................   United States      5,223,785         4,910,358
(f)    EnviroSolutions Inc., Initial Term Loan, PIK, 10.50%,
          7/07/12...................................................   United States      6,170,297         3,062,010
                                                                                                      ---------------
                                                                                                           12,375,682
                                                                                                      ---------------
       FOOD RETAIL 0.3%
       Pantry Inc.,
          Delayed Draw Term Loan, 1.93%, 5/14/14....................   United States        710,780           632,595
          Term Loan B, 1.93%, 5/14/14...............................   United States      2,468,885         2,197,307
                                                                                                      ---------------
                                                                                                            2,829,902
                                                                                                      ---------------
       GENERAL MERCHANDISE STORES 0.2%
       Dollar General Corp., Tranche B-1 Term Loan, 3.178% -
          3.789%, 7/07/14...........................................   United States      2,600,000         2,410,054
                                                                                                      ---------------
       HEALTH CARE EQUIPMENT 0.7%
       DJO Finance LLC, Term Loan B, 3.428% - 4.22%, 5/20/14........   United States      8,640,625         7,694,477
                                                                                                      ---------------
       HEALTH CARE FACILITIES 6.3%
       Community Health Systems Inc.,
          Delayed Draw Term Loan, 2.678%, 7/25/14...................   United States        947,220           857,342
          Term Loan, 2.678% - 3.506%, 7/25/14.......................   United States     18,498,842        16,743,561


                             62 | Semiannual Report

Franklin Investors Securities Trust

                                                                                        PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                           COUNTRY        AMOUNT(a)        VALUE
       ----------------------------------------                        -------------   ------------   ---------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       HEALTH CARE FACILITIES (CONTINUED)
       HCA Inc., Term Loan B-1, 3.47%, 11/18/13 ....................   United States   $ 16,908,491   $    15,302,184
       Health Management Associates Inc., Term Loan B, 2.97%,
          2/28/14 ..................................................   United States      1,376,066         1,197,350
       HealthSouth Corp., Term Loan B, 2.93% - 2.96%, 3/10/13 ......   United States      4,869,527         4,417,357
       Iasis Healthcare LLC,
          Delayed Draw Term Loan, 2.428%, 3/14/14 ..................   United States      3,294,162         2,933,451
          Initial Term Loan, 2.428%, 3/14/14 .......................   United States      9,519,491         8,477,107
          Synthetic L/C, 4.54%, 3/14/14 ............................   United States        885,081           788,165
(e)    LifePoint Hospitals Inc., Term Loan B, 2.875%, 4/15/12 ......   United States      2,850,000         2,706,990
       Psychiatric Solutions Inc., Term Loan, 2.178% - 2.239%,
          7/01/12 ..................................................   United States      7,234,984         6,701,403
       Vanguard Health Holding Co. II LLC, Replacement Term Loan,
          2.678%, 9/23/11 ..........................................   United States     11,025,524        10,422,571
                                                                                                      ---------------
                                                                                                           70,547,481
                                                                                                      ---------------
       HEALTH CARE SERVICES 3.0%
       AMR Holdco/EmCare Holdco, Term Loan B, 2.438% - 2.469%,
          2/10/12 ..................................................   United States      2,095,812         1,917,668
       DaVita Inc., Term Loan B-1, 1.93% - 2.74%, 10/05/12 .........   United States     15,274,532        14,410,574
(e)    Fresenius Medical Care Holdings Inc., Term Loan B, 2.514%
          - 2.674%, 3/31/13 ........................................      Germany         8,566,195         8,184,734
       Fresenius SE (APP), Term Loan B2, 6.75%, 9/10/14 ............      Germany         1,155,348         1,156,793
       Fresenius SE (New Finco1), Term Loan B1, 6.75%, 9/10/14 .....      Germany         2,144,652         2,147,332
       Team Finance LLC, Term Loan B, 3.222% - 3.251%, 11/23/12 ....   United States      5,476,912         4,627,990
       VICAR Operating Inc., Incremental Term Loan, 1.938%,
          5/16/11 ..................................................   United States      1,470,000         1,367,100
                                                                                                      ---------------
                                                                                                           33,812,191
                                                                                                      ---------------
       HEALTH CARE SUPPLIES 0.6%
       Bausch and Lomb Inc.,
(g)    Delayed Draw Term Loan, 3.25% - 4.47%, 4/28/15 ..............   United States      1,318,737         1,146,312
       Parent Term Loan, 4.47%, 4/28/15 ............................   United States      6,945,348         6,037,243
                                                                                                      ---------------
                                                                                                            7,183,555
                                                                                                      ---------------
       HOUSEHOLD PRODUCTS 0.2%
       Prestige Brands Inc., Term Loan B, 2.678%, 4/06/11 ..........   United States      2,181,215         2,104,873
                                                                                                      ---------------
       HOUSEWARES & SPECIALTIES 1.3%
       Jarden Corp.,
          Term Loan B1, 2.97%, 1/24/12 .............................   United States        599,183           575,515
          Term Loan B2, 2.97%, 1/24/12 .............................   United States      8,247,714         7,921,929
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C,
       2.495%, 12/21/11 ............................................   United States      6,011,589         5,635,865
                                                                                                      ---------------
                                                                                                           14,133,309
                                                                                                      ---------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.1%
       Dynegy Holdings Inc.,
          Term L/C Facility, 1.93%, 4/02/13 ........................   United States      4,125,232         3,701,109
          Term Loan B, 1.93%, 4/02/13 ..............................   United States        462,864           415,276
       NRG Energy Inc.,
          Credit Link, 1.12%, 2/01/13 ..............................   United States      5,856,651         5,465,596
          Term Loan, 2.72%, 2/01/13 ................................   United States     10,959,840        10,228,041


                             Semiannual Report | 63

Franklin Investors Securities Trust

                                                                                        PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                           COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        -------------   ------------   ---------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (CONTINUED)
       Texas Competitive Electric Holdings Co. LLC,
          Term Loan B-2, 3.928% - 3.969%, 10/10/14 .................   United States   $  1,838,188   $     1,248,924
          Term Loan B-3, 3.928% - 3.969%, 10/10/14 .................   United States      3,940,000         2,671,588
                                                                                                      ---------------
                                                                                                           23,730,534
                                                                                                      ---------------
       INDUSTRIAL CONGLOMERATES 1.2%
       Manitowoc Co. Inc., Term Loan B, 6.50%, 11/06/14 ............   United States     10,872,750         8,350,272
       TriMas Co. LLC,
          Term Loan B, 2.685% - 3.323%, 8/02/13 ....................   United States      4,434,534         3,802,613
          Tranche B-1 L/C, 2.595%, 8/02/11 .........................   United States      1,049,594           900,027
                                                                                                      ---------------
                                                                                                           13,052,912
                                                                                                      ---------------
       INDUSTRIAL MACHINERY 2.5%
       Amsted Industries Inc., Delay Draw, 4.25%, 4/05/13 ..........   United States      4,000,000         3,660,000
       CI Acquisition Inc. (Chart Industries), Term Loan B,
          2.438%, 10/17/12 .........................................   United States      1,735,586         1,527,316
       Husky Injection Molding Systems Ltd. (Ontario Inc.), Term
          Loan, 4.22% - 4.232%, 12/14/12 ...........................      Canada          3,242,250         2,853,180
(e)    Itron Inc., Dollar Term Loan, 4.00%, 4/18/14 ................   United States      4,720,647         4,536,248
       Mueller Water Products Inc., Term Loan B, 2.178% - 2.97%,
          5/24/14 ..................................................   United States      4,449,741         3,760,031
       RBS Global Inc. (Rexnord),
          Incremental Tranche B-2, 2.438%, 7/22/13 .................   United States      3,379,885         2,674,334
          Term Loan, 3.00% - 3.625%, 7/22/13 .......................   United States     10,806,557         8,604,721
                                                                                                      ---------------
                                                                                                           27,615,830
                                                                                                      ---------------
       INTEGRATED TELECOMMUNICATION SERVICES 3.2%
       GCI Holdings Inc., Add-On Term Loan, 4.68%, 8/31/12 .........   United States      6,087,868         5,813,914
       Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 2.989%,
          6/30/13 ..................................................   United States      2,999,122         2,765,190
       NTELOS Inc., Term Loan B-1, 2.68%, 8/24/11 ..................   United States      5,877,991         5,604,664
       Wind Telecomunicazioni SpA,
          Term Loan B-2, 3.991%, 5/26/13 ...........................       Italy          4,850,000         4,335,294
          Term Loan C-2, 4.991%, 5/26/14 ...........................       Italy          4,850,000         4,305,893
       Windstream Corp., Tranche B-1, 1.95% - 2.62%, 7/17/13 .......   United States     11,756,474        11,030,876
(d)    Winstar Communications Inc., DIP, 6.25%, 2/20/49 ............   United States        837,576         1,507,637
                                                                                                      ---------------
                                                                                                           35,363,468
                                                                                                      ---------------
       INTERNET RETAIL 0.2%
       Ticketmaster, Term Loan B, 4.23%, 7/25/14 ...................   United States      3,000,000         2,790,000
                                                                                                      ---------------
       IT CONSULTING & OTHER SERVICES 0.5%
       Acxiom Corp., Term Loan B, 2.191% - 3.339%, 9/14/12 .........   United States      3,567,091         3,317,395
       CACI International Inc., Term B-2 Loan, 1.95% - 2.82%,
          5/03/11 ..................................................   United States      2,064,660         1,989,816
                                                                                                      ---------------
                                                                                                            5,307,211
                                                                                                      ---------------
       LEISURE FACILITIES 0.4%
       24 Hour Fitness Worldwide Inc., Term Loan B, 2.93% - 3.67%,
          6/08/12 ..................................................   United States      6,105,624         4,029,712
                                                                                                      ---------------
       LEISURE PRODUCTS 0.1%
       PlayPower Inc., Term Loan B, 3.18% - 4.38%, 6/30/12 .........   United States      1,172,555           932,182
                                                                                                      ---------------


                             64 | Semiannual Report

Franklin Investors Securities Trust

                                                                                        PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                           COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        -------------   ------------   ---------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       LIFE & HEALTH INSURANCE 0.4%
       Conseco Inc., Term Loan, 6.50%, 10/10/13 ....................   United States   $ 11,478,426   $     4,820,939
                                                                                                      ---------------
       LIFE SCIENCES TOOLS & SERVICES 0.2%
       Life Technologies Corp., Term Loan B, 5.25%, 11/21/15 .......   United States      2,186,008         2,183,959
                                                                                                      ---------------
       METAL & GLASS CONTAINERS 0.4%
       Anchor Glass Container Corp., Term Loan, 6.75%, 6/20/14 .....   United States      5,134,402         4,620,962
                                                                                                      ---------------
       MOVIES & ENTERTAINMENT 1.7%
       Cinemark USA Inc., Term Loan, 2.19% - 2.99%, 10/05/13 .......   United States      4,552,560         4,258,542
       Regal Cinemas Corp., Term Loan, 4.97%, 10/27/13 .............   United States     10,021,304         9,684,648
       Zuffa LLC, Term Loan B, 2.50%, 6/19/15 ......................   United States      5,706,162         4,707,584
                                                                                                      ---------------
                                                                                                           18,650,774
                                                                                                      ---------------
       OIL & GAS DRILLING 0.6%
       Dresser Inc., Term Loan B, 2.678% - 3.488%, 5/04/14 .........   United States      7,794,806         6,713,276
                                                                                                      ---------------
       PACKAGED FOODS & MEATS 2.3%
(e)    Dean Foods Co., Term Loan B, 1.93% - 2.72%, 4/02/14 .........   United States     15,789,600        14,752,318
(e)    Del Monte Foods Co., Term Loan B, 1.995% - 2.625%,
          2/08/12 ..................................................   United States      4,905,295         4,831,034
       Michael Foods Inc., Term Loan B, 6.75%, 5/01/14 .............   United States      2,961,538         2,968,942
       Wm. Wrigley Jr. Co., Term Loan B, 6.50%, 10/06/14 ...........   United States      3,061,250         3,064,134
                                                                                                      ---------------
                                                                                                           25,616,428
                                                                                                      ---------------
       PAPER PACKAGING 0.3%
       Rock-Tenn Co., Term Loan B, 5.75%, 3/05/14 ..................   United States      3,564,000         3,430,350
                                                                                                      ---------------
       PAPER PRODUCTS 2.3%
       Domtar Corp., Term Loan, 1.844%, 3/07/14 ....................   United States      5,762,497         5,108,045
       Georgia-Pacific LLC,
          Additional Term Loan, 2.428% - 3.293%, 12/20/12 ..........   United States      4,008,688         3,749,378
          Term Loan B, 2.428% - 3.293%, 12/20/12 ...................   United States      9,562,619         8,944,042
       Graphic Packaging International Inc., 2008 Incremental
          Term Loan, 3.21% - 3.958%, 5/16/14 .......................   United States      2,955,680         2,729,076
       NewPage Corp., Term Loan, 4.25% - 5.00%, 12/22/14 ...........   United States      3,021,168         2,359,868
       Verso Paper Holdings LLC, Term Loan B, 3.00%, 8/01/13 .......   United States      2,947,143         2,215,270
                                                                                                      ---------------
                                                                                                           25,105,679
                                                                                                      ---------------
       PERSONAL PRODUCTS 0.4%
       Chattem Inc., Term Loan B, 2.881% - 3.07%, 1/02/13 ..........   United States      2,226,080         2,120,342
       Herbalife International Inc., Term Loan B, 2.72%, 7/21/13 ...   United States      3,003,147         2,672,801
                                                                                                      ---------------
                                                                                                            4,793,143
                                                                                                      ---------------
       PHARMACEUTICALS 0.2%
       Mylan Inc., Term Loan B, 3.688% - 4.50%, 10/02/14 ...........   United States      1,803,408         1,718,749
                                                                                                      ---------------
       PROPERTY & CASUALTY INSURANCE 0.0%h
       Affirmative Insurance Holdings Inc., Term Loan, 9.00%,
          1/31/14 ..................................................   United States      1,155,045           421,592
                                                                                                      ---------------
       PUBLISHING 2.8%
       CanWest LP, Credit D, 3.256%, 7/10/14 .......................      Canada         11,865,411         4,686,837
(e)    Dex Media West LLC, Term Loan B, 7.00%, 10/24/14 ............   United States     18,456,833        12,492,969
       Newsday LLC, Floating Rate Term Loan, 6.631%, 8/01/13 .......   United States      5,000,000         4,750,000


                             Semiannual Report | 65

Franklin Investors Securities Trust

                                                                                        PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                           COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        -------------   ------------   ---------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       PUBLISHING (CONTINUED)
(d)    Tribune Co.,
          Term Loan B, 5.25%, 5/16/14 ..............................   United States   $ 15,970,771   $     4,686,431
          Term Loan X, 5.00%, 5/18/09 ..............................   United States      4,606,743         1,345,169
(e)    Tribune Receivables LLC, Term Loan (DIP), 8.25%, 4/10/10 ....   United States        875,000           878,281
       Wenner Media LLC, Term Loan B, 2.97%, 10/02/13 ..............   United States      2,436,862         1,998,227
                                                                                                      ---------------
                                                                                                           30,837,914
                                                                                                      ---------------
       RAILROADS 0.5%
       Kansas City Southern Railway Co., Term Loan B, 2.18% -
          2.99%, 4/26/13 ...........................................   United States      6,295,712         5,756,044
                                                                                                      ---------------
       RESEARCH & CONSULTING SERVICES 0.7%
       Nielsen Finance LLC (VNU Inc.), Dollar Term Loan, 2.469%,
          8/09/13 ..................................................   United States      9,750,682         8,292,516
                                                                                                      ---------------
       RETAIL REITS 0.2%
       Macerich Co., Term Loan B, 1.938%, 4/25/10 ..................   United States      3,495,190         2,708,772
                                                                                                      ---------------
       SECURITY & ALARM SERVICES 0.1%
       Protection One Inc., Term Loan C, 2.68% - 2.69%, 3/31/12 ....   United States      1,538,405         1,212,776
                                                                                                      ---------------
       SEMICONDUCTORS 0.5%
       Fairchild Semiconductor Corp.,
          Incremental Term Loan, 2.928%, 6/26/13 ...................   United States      4,900,500         3,430,350
          Initial Term Loan, 1.928% - 2.72%, 6/26/13 ...............   United States      3,898,159         2,436,350
                                                                                                      ---------------
                                                                                                            5,866,700
                                                                                                      ---------------
       SPECIALIZED CONSUMER SERVICES 1.1%
       Affinion Group Inc., Term Loan B, 2.928% - 3.751%,
          10/17/12 .................................................   United States      6,036,338         5,311,978
       Brickman Group Holdings Inc., Term Loan B, 2.428%, 1/23/14 ..   United States      2,703,003         2,361,749
       JohnsonDiversey Inc.,
          Delay Draw, 3.184%, 12/16/10 .............................   United States        640,390           606,769
       (e) Term Loan B, 3.184%, 12/16/11 ...........................   United States      3,676,968         3,483,927
                                                                                                      ---------------
                                                                                                           11,764,423
                                                                                                      ---------------
       SPECIALTY CHEMICALS 3.7%
       Brenntag Holding GmbH & Co. KG,
          Acquisition Facility, 2.447% - 3.501%, 1/20/14 ...........      Germany           824,727           668,029
          Term Loan B2, 2.447% - 3.501%, 1/20/14 ...................   United States      1,875,273         1,518,971
       Cognis GmbH, Term Loan C, 3.32%, 9/15/13 ....................      Germany         5,500,000         4,092,000
(e)    Compass Minerals Group Inc., Term Loan, 3.75%, 12/22/12 .....   United States      1,345,471         1,283,243
       Hexion Specialty Chemicals BV,
          Term Loan C-2, 3.50%, 5/03/13 ............................    Netherlands       3,049,417         1,511,639
          Term Loan C-5, 3.50%, 5/03/13 ............................    Netherlands       1,179,000           584,447
       Hexion Specialty Chemicals Inc., Term Loan C-1, 3.50%,
          5/03/13 ..................................................   United States     14,037,832         6,958,750
       Nalco Holding Co., Term Loan B, 2.188% - 4.188%, 11/04/10 ...   United States      2,241,281         2,219,569
       Oxbow Carbon LLC,
          Delayed Draw Term Loan, 2.428%, 5/08/14 ..................   United States        842,409           738,512
          Term Loan B, 2.428% - 3.22%, 5/08/14 .....................   United States      8,835,252         7,745,574
       Polypore Inc., Incremental Term Loan, 2.50%, 7/03/14 ........   United States      3,051,391         2,624,196
       Rockwood Specialties Group Inc., Term Loan E, 2.178%,
          7/30/12 ..................................................   United States      5,687,490         5,130,929
       Univar Inc., OPCO Tranche B Term Loan, 4.22%, 10/10/14 ......   United States     10,273,990         6,716,621
                                                                                                      ---------------
                                                                                                           41,792,480
                                                                                                      ---------------


                             66 | Semiannual Report

Franklin Investors Securities Trust

                                                                                        PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                           COUNTRY        AMOUNT(a)         VALUE
       ----------------------------------------                        -------------   ------------   ---------------
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       SYSTEMS SOFTWARE 0.5%
       Audatex North America Inc., Domestic Term Loan C, 3.125%,
          5/16/14 ..................................................   United States   $  3,874,511   $     3,419,256
       Macrovision Solutions Corp., Term Loan B, 6.00%, 5/02/13 ....   United States      2,290,394         2,256,038
                                                                                                      ---------------
                                                                                                            5,675,294
                                                                                                      ---------------
       TRADING COMPANIES & DISTRIBUTORS 0.9%
       Ashtead Group PLC, Term Loan, 2.25%, 8/31/11 ................   United Kingdom     2,165,600         1,959,868
       Interline Brands,
          Delayed Draw Term Loan, 2.12%, 6/23/13 ...................   United States      1,549,186         1,185,127
          Term Loan B, 2.12%, 6/23/13 ..............................   United States      1,124,589           860,311
       RSC Holdings III, ABL Term Loan, 2.18%, 11/27/12 ............   United States      6,712,267         5,973,918
                                                                                                      ---------------
                                                                                                            9,979,224
                                                                                                      ---------------
       TRUCKING 0.2%
       Hertz Corp.,
          Credit Link, 1.227%, 12/21/12 ............................   United States        377,149           306,056
          Term Loan B, 2.20% - 2.24%, 12/21/12 .....................   United States      2,064,785         1,675,573
                                                                                                      ---------------
                                                                                                            1,981,629
                                                                                                      ---------------
       WIRELESS TELECOMMUNICATION SERVICES 0.9%
       Intelsat Corp. (Panamsat),
          Tranche B-2-A, 2.989%, 1/03/14 ...........................   United States      3,837,215         3,513,186
          Tranche B-2-B, 2.989%, 1/03/14 ...........................   United States      3,836,050         3,512,118
          Tranche B-2-C, 2.989%, 1/03/14 ...........................   United States      3,836,050         3,512,118
                                                                                                      ---------------
                                                                                                           10,537,422
                                                                                                      ---------------
       TOTAL SENIOR FLOATING RATE INTERESTS
          (COST $999,873,949) ......................................                                      844,292,028
                                                                                                      ---------------

                                                                                          SHARES
                                                                                       ------------
       COMMON STOCKS (COST $150,406) 0.0%(h)
       STEEL 0.0%h
(i, j) Copperweld Holding Co., B, Escrow Account ...................   United States          1,741           181,360
                                                                                                      ---------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $1,000,024,355) ....................................                                      844,473,388
                                                                                                      ---------------
       SHORT TERM INVESTMENTS 26.7%
       MONEY MARKET FUNDS (COST $276,901,611) 24.8%
(k)    Franklin Institutional Fiduciary Trust Money Market
          Portfolio, 0.04% .........................................   United States    276,901,611       276,901,611
                                                                                                      ---------------


                             Semiannual Report | 67

Franklin Investors Securities Trust

                                                                                        PRINCIPAL
       FRANKLIN FLOATING RATE DAILY ACCESS FUND                           COUNTRY         AMOUNT           VALUE
       ----------------------------------------                        -------------   ------------   ---------------
       SHORT TERM INVESTMENTS (CONTINUED)
       REPURCHASE AGREEMENTS (COST $20,865,784) 1.9%
(l)    Joint Repurchase Agreement, 0.133%, 5/01/09
          (Maturity Value $20,865,861)..............................   United States   $ 20,865,784   $    20,865,784
          Banc of America Securities LLC (Maturity Value $3,135,513)
          Barclays Capital Inc. (Maturity Value $3,135,513)
          BNP Paribas Securities Corp. (Maturity Value $3,227,740)
          Credit Suisse Securities (USA) LLC (Maturity Value
             $3,227,740)
          Deutsche Bank Securities Inc. (Maturity Value $3,159,509)
          HSBC Securities (USA) Inc. (Maturity Value $3,135,513)
          UBS Securities LLC (Maturity Value $1,844,333)
             Collateralized by U.S. Government Agency Securities,
                1.375% - 6.25%, 9/10/10 - 12/14/18; (m) U.S.
                Government Agency Discount Notes, 10/19/09; (m) U.S.
                Treasury Bills, 10/29/09; and U.S. Treasury Notes,
                1.75% - 4.825%, 10/31/11 - 1/31/14
                                                                                                      ---------------
       TOTAL INVESTMENTS (COST $1,297,791,750) 102.3%...............                                    1,142,240,783
       OTHER ASSETS, LESS LIABILITIES (2.3)%........................                                      (25,281,199)
                                                                                                      ---------------
       NET ASSETS 100.0%............................................                                  $ 1,116,959,584
                                                                                                      ===============

See Abbreviations on page 130.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c)  See Note 1(i) regarding senior floating rate interests.

(d)  See Note 10 regarding defaulted securities.

(e)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(d).

(f)  Income may be received in additional securities and/or cash.

(g)  See Note 11 regarding unfunded loan commitments.

(h)  Rounds to less than 0.1% of net assets.

(i) Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2009, the value of this security was $181,360, representing 0.02% of net assets.

(j)  Non-income producing.

(k) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(l)  See Note 1(c) regarding joint repurchase agreement.

(m)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             68 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                  SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009    ----------------------------------------
CLASS A                                              (UNAUDITED)       2008      2007        2006     2005(a)
-------                                           ----------------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  9.58        $  9.89    $  9.79    $  9.77    $ 10.00
                                                      -------        -------    -------    -------    -------
Income from investment operations(b):
   Net investment income ......................         0.182          0.334      0.398      0.346      0.263
   Net realized and unrealized gains
      (losses) ................................         0.353         (0.273)     0.113      0.036     (0.186)
                                                      -------        -------    -------    -------    -------
Total from investment operations ..............         0.535          0.061      0.511      0.382      0.077
                                                      -------        -------    -------    -------    -------
Less distributions from net investment
   income .....................................        (0.235)        (0.371)    (0.411)    (0.362)    (0.307)
                                                      -------        -------    -------    -------    -------
Redemption fees(c) ............................            --             --(d)      --(d)      --(d)      --(d)
                                                      -------        -------    -------    -------    -------
Net asset value, end of period ................       $  9.88        $  9.58    $  9.89    $  9.79    $  9.77
                                                      =======        =======    =======    =======    =======
Total return(e) ...............................          5.64%          0.56%      5.33%      3.99%      0.78%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by
   affiliates .................................          1.24%          1.48%      1.40%      1.37%      1.97%
Expenses net of waiver and payments by
   affiliates(g) ..............................          0.90%          0.90%      0.90%      0.90%      0.90%
Net investment income .........................          2.94%          3.36%      3.97%      3.52%      2.68%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $88,889        $35,181    $16,744    $11,722    $10,311
Portfolio turnover rate .......................         15.03%        115.61%     82.95%     86.38%     79.69%
Portfolio turnover rate excluding mortgage
   dollar rolls(h) ............................         15.03%        108.45%     49.38%     86.38%     79.69%

(a) For the period November 17, 2004 (commencement of operations) to October 31, 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.001 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(h) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 69

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                  SIX MONTHS ENDED   PERIOD ENDED
                                                   APRIL 30, 2009     OCTOBER 31,
ADVISOR CLASS                                        (UNAUDITED)        2008(a)
-------------                                     ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  9.59         $  9.98
                                                      -------         -------
Income from investment operations(b):
   Net investment income (loss) ...............        (0.031)          0.132
   Net realized and unrealized gains
      (losses) ................................         0.566          (0.357)
                                                      -------         -------
Total from investment operations ..............         0.535          (0.225)
                                                      -------         -------
Less distributions from net investment
   income .....................................        (0.245)         (0.165)
                                                      -------         -------
Redemption fees(c) ............................            --              --(d)
                                                      -------         -------
Net asset value, end of period ................       $  9.88         $  9.59
                                                      =======         =======
Total return(e) ...............................          5.64%          (2.28)%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by
   affiliates .................................          0.99%           1.23%
Expenses net of waiver and payments by
   affiliates(g) ..............................          0.65%           0.65%
Net investment income .........................          3.19%           3.61%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $   180         $    75
Portfolio turnover rate .......................         15.03%         115.61%
Portfolio turnover rate excluding mortgage
   dollar rolls(h) ............................         15.03%         108.45%

(a)  For the period May 15, 2008 (effective date) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.001 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h)  See Note 1(h) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             70 | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

       FRANKLIN LOW DURATION TOTAL RETURN FUND                             COUNTRY             SHARES             VALUE
       -------------------------------------------------------------   --------------   --------------------   -----------
       PREFERRED STOCKS (COST $104,200) 0.0%(a)
       BANKS 0.0%(a)
(b)    Freddie Mac, 8.375%, pfd., Z ................................    United States           4,000          $     2,040
                                                                                                               -----------

                                                                                         PRINCIPAL AMOUNT(c)
                                                                                        --------------------
       CORPORATE BONDS 16.2%
       AUTOMOBILES & COMPONENTS 0.1%
       Ford Motor Credit Co. LLC, 7.875%, 6/15/10 ..................    United States         100,000               92,028
                                                                                                               -----------
       BANKS 0.8%
(d)    BB&T Corp., senior note, 5.70%, 4/30/14 .....................    United States         500,000              492,888
(e)    Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ............    United States         100,000               65,500
(e)    Wells Fargo Capital XV, pfd., 9.75%, Perpetual ..............    United States         150,000              126,750
                                                                                                               -----------
                                                                                                                   685,138
                                                                                                               -----------
       CAPITAL GOODS 1.5%
       Case New Holland Inc., senior note, 7.125%, 3/01/14 .........    United States         500,000              440,000
       Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%,
          4/15/14 ..................................................    United States         300,000              314,236
       John Deere Capital Corp.,
          5.25%, 10/01/12 ..........................................    United States         250,000              256,450
       (f) senior note, FRN, 2.043%, 6/10/11 .......................    United States         300,000              290,036
                                                                                                               -----------
                                                                                                                 1,300,722
                                                                                                               -----------
       CONSUMER DURABLES & APPAREL 0.9%
       K. Hovnanian Enterprises Inc., senior note, 6.50%, 1/15/14 ..    United States       1,000,000              375,000
       Standard Pacific Corp., senior note, 6.875%, 5/15/11 ........    United States         500,000              390,000
                                                                                                               -----------
                                                                                                                   765,000
                                                                                                               -----------
       DIVERSIFIED FINANCIALS 3.4%
       Bank of America Corp., FDIC Guarantee, 2.375%, 6/22/12 ......    United States       1,500,000            1,521,884
(f)    Bear Stearns & Co. Inc., FRN, 1.507%, 7/19/10 ...............    United States         300,000              295,085
(f)    Caterpillar Financial Services Corp., senior note, FRN,
          1.976%, 6/24/11 ..........................................    United States         300,000              283,845
       Deutsche Bank AG, 4.875%, 5/20/13 ...........................       Germany            200,000              198,581
(f)    General Electric Capital Corp., FRN, 1.202%, 10/21/10 .......    United States          18,000               17,102
(g)    GMAC LLC, senior note, 144A, 6.875%, 9/15/11 ................    United States          31,000               26,815
(f, h) Lehman Brothers Holdings Inc., senior note, FRN, 3.005%,
          7/18/11 ..................................................    United States         200,000               29,000
(f)    Merrill Lynch & Co. Inc., senior note, C, FRN, 1.327%,
          3/23/10 ..................................................    United States         300,000              285,104
       Morgan Stanley Dean Witter & Co., 5.30%, 3/01/13 ............    United States         200,000              194,868
       Textron Financial Corp., 5.125%, 11/01/10 ...................    United States         250,000              215,262
                                                                                                               -----------
                                                                                                                 3,067,546
                                                                                                               -----------
       ENERGY 0.5%
       Conocophillips, 4.75%, 2/01/14 ..............................    United States         100,000              105,611
(g)    Gazprom, secured note, 144A, 7.51%, 7/31/13 .................        Russia            100,000               91,000
(g)    KazMunaiGaz Finance Sub BV, 144A, 8.375%, 7/02/13 ...........      Kazakhstan          100,000               89,500
       Valero Energy Corp., senior note, 6.875%, 4/15/12 ...........    United States         200,000              204,732
                                                                                                               -----------
                                                                                                                   490,843
                                                                                                               -----------


                             Semiannual Report | 71

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                             COUNTRY       PRINCIPAL AMOUNT(c)      VALUE
       -------------------------------------------------------------   --------------   --------------------   -----------
       CORPORATE BONDS (CONTINUED)
       FOOD, BEVERAGE & TOBACCO 0.6%
       Altria Group Inc., 7.75%, 2/06/14 ...........................    United States         100,000          $   107,322
(g)    Anheuser-Busch InBev NV, senior note, 144A, 7.20%, 1/15/14 ..    United States         100,000              104,398
       ConAgra Foods Inc., 5.875%, 4/15/14 .........................    United States         300,000              311,962
                                                                                                               -----------
                                                                                                                   523,682
                                                                                                               -----------
       INSURANCE 1.3%
(g)    Berkshire Hathaway Finance Corp., senior note, 144A,
          4.00%, 4/15/12 ...........................................    United States         400,000              406,813
       Marsh & McLennan Cos. Inc., senior note, 5.15%, 9/15/10 .....    United States         500,000              493,353
(g)    Metropolitan Life Global Funding I, senior secured note,
          144A, 5.125%, 4/10/13 ....................................    United States         250,000              239,275
                                                                                                               -----------
                                                                                                                 1,139,441
                                                                                                               -----------
       MATERIALS 0.7%
(g)    Anglo American Capital PLC, senior note, 144A, 9.375%,
          4/08/14 ..................................................   United Kingdom         400,000              407,766
       Rio Tinto Finance USA Ltd., 5.875%, 7/15/13 .................      Australia           200,000              188,864
                                                                                                               -----------
                                                                                                                   596,630
                                                                                                               -----------
       MEDIA 0.4%
(h)    CCH II LLC, senior note, 10.25%, 9/15/10 ....................    United States          50,000               45,750
       The Interpublic Group of Cos. Inc., senior note, 5.40%,
          11/15/09 .................................................    United States         200,000              200,000
       Reed Elsevier PLC, senior note, 7.75%, 1/15/14 ..............   United Kingdom          50,000               51,261
       Viacom Inc., senior note, 5.75%, 4/30/11 ....................    United States         100,000              100,014
                                                                                                               -----------
                                                                                                                   397,025
                                                                                                               -----------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.6%
       Pfizer Inc., senior note, 4.45%, 3/15/12 ....................    United States         250,000              262,846
(g)    Roche Holdings Inc., senior note, 144A, 4.50%, 3/01/12 ......     Switzerland          250,000              262,304
                                                                                                               -----------
                                                                                                                   525,150
                                                                                                               -----------
       REAL ESTATE 0.2%
       Duke Realty LP, senior note, 5.625%, 8/15/11 ................    United States         250,000              219,456
                                                                                                               -----------
       TECHNOLOGY HARDWARE & EQUIPMENT 1.1%
       Motorola Inc., senior note, 8.00%, 11/01/11 .................    United States       1,000,000              998,831
                                                                                                               -----------
       TELECOMMUNICATION SERVICES 2.4%
       AT&T Inc., 4.95%, 1/15/13 ...................................    United States         100,000              103,745
       Embarq Corp., senior note, 6.738%, 6/01/13 ..................    United States       1,000,000              965,842
       Royal KPN NV, senior note, 8.00%, 10/01/10 ..................     Netherlands          200,000              209,858
(f)    Telecom Italia Capital, senior note, FRN, 1.717%, 7/18/11 ...        Italy             300,000              265,833
       Telefonica Europe BV, 7.75%, 9/15/10 ........................     Netherlands          200,000              210,118
       Verizon New England Inc., senior note, 6.50%, 9/15/11 .......    United States         200,000              210,032
(g)    Verizon Wireless Capital LLC, 144A, 5.25%, 2/01/12 ..........    United States         200,000              207,274
                                                                                                               -----------
                                                                                                                 2,172,702
                                                                                                               -----------


                             72 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                             COUNTRY       PRINCIPAL AMOUNT(c)       VALUE
       -------------------------------------------------------------   --------------   --------------------   -----------
       CORPORATE BONDS (CONTINUED)
       UTILITIES 1.7%
       PG&E Corp., senior note, 5.75%, 4/01/14 .....................    United States         200,000          $   204,420
(f)    Southern Co., senior note, 2008A, FRN, 1.951%, 8/20/10 ......    United States         300,000              299,760
       Teco Finance Inc., senior note, 7.20%, 5/01/11 ..............    United States       1,000,000              975,187
                                                                                                               -----------
                                                                                                                 1,479,367
                                                                                                               -----------
       TOTAL CORPORATE BONDS (COST $14,125,978) ....................                                            14,453,561
                                                                                                               -----------
       CONVERTIBLE BONDS 0.1%
       MATERIALS 0.0%(a)
       Headwaters Inc., cvt., senior sub. note, 2.875%, 6/01/16 ....    United States          20,000                5,600
                                                                                                               -----------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.1%
       Mylan Inc., cvt., senior note, 1.25%, 3/15/12 ...............    United States          86,000               76,432
       PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 .........    United States          30,000               29,588
                                                                                                               -----------
                                                                                                                   106,020
                                                                                                               -----------
       TOTAL CONVERTIBLE BONDS (COST $115,383) .....................                                               111,620
                                                                                                               -----------
       ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES 4.7%
       BANKS 1.3%
(f)    Countrywide Asset-Backed Certificates,
          2001-BC3, A, FRN, 0.916%, 12/25/31 .......................    United States           2,631                1,401
          2002-3, 1A1, FRN, 1.178%, 5/25/32 ........................    United States           1,795                1,139
(f)    FHLMC, 2996, FK, FRN, 0.701%, 6/15/35 .......................    United States         190,326              188,816
       FNMA, G93-33, K, 7.00%, 9/25/23 .............................    United States          14,161               15,551
       Greenwich Capital Commercial Funding Corp., 2004-GG1, A7,
          5.317%, 6/10/36 ..........................................    United States       1,000,000              924,257
(f, g) GS Mortgage Securities Corp. II, 2007-E0P, A1, 144A,
          FRN, 0.579%, 3/06/20 .....................................    United States          36,545               27,123
                                                                                                               -----------
                                                                                                                 1,158,287
                                                                                                               -----------
       DIVERSIFIED FINANCIALS 3.2%
(f)    American Express Credit Account Master Trust, 2002-5, A,
          FRN, 0.621%, 2/15/12 .....................................    United States       1,000,000              994,806
(f)    Bank of America Credit Card Trust, 2007-A13, A13, FRN,
          0.671%, 4/15/12 ..........................................    United States         400,000              398,258
(f)    Capital One Auto Finance Trust, 2006-C, A4, FRN, 0.481%,
          5/15/13 ..................................................    United States         100,000               75,228
(f)    Chase Funding Mortgage Loan Asset-Backed Certificates,
          2004-2, 2A2, FRN, 0.688%, 2/25/35 ........................    United States          43,805               29,202
(f)    Chase Issuance Trust,
          2005-A9, A9, FRN, 0.471%, 11/15/11 .......................    United States         400,000              398,976
          2007-A9, A9, FRN, 0.481%, 6/16/14 ........................    United States         500,000              462,965
(f)    MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN,
          0.491%, 11/15/12 .........................................    United States         500,000              491,751
       Structured Asset Securities Corp., 2004-4XS, 1A4, 4.13%,
          2/25/34 ..................................................    United States           1,104                1,087
                                                                                                               -----------
                                                                                                                 2,852,273
                                                                                                               -----------


                             Semiannual Report | 73

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                             COUNTRY       PRINCIPAL AMOUNT(c)      VALUE
       -------------------------------------------------------------   --------------   --------------------   -----------
       ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (CONTINUED)
       REAL ESTATE 0.2%
(f)    Ownit Mortgage Loan Asset-Backed Certificates, 2006-6,
          A2B, FRN, 0.548%, 9/25/37 ................................    United States         193,940          $   138,650
                                                                                                               -----------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (COST $4,204,873) .............                                             4,149,210
                                                                                                               -----------
       MORTGAGE-BACKED SECURITIES 27.5%
(f)    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 3.6%
       FHLMC, 4.176%, 12/01/34 .....................................    United States          72,885               73,788
       FHLMC, 4.617%, 6/01/35 ......................................    United States       2,033,071            2,081,960
       FHLMC, 5.159%, 11/01/35 .....................................    United States       1,007,766            1,038,476
       FHLMC, 5.162%, 10/01/33 .....................................    United States          65,819               67,675
                                                                                                               -----------
                                                                                                                 3,261,899
                                                                                                               -----------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 8.3%
       FHLMC Gold 15 Year, 5.00%, 10/01/23 .........................    United States       2,665,571            2,759,029
       FHLMC Gold 15 Year, 6.00%, 6/01/23 ..........................    United States         582,133              611,014
       FHLMC Gold 30 Year, 5.00%, 1/01/39 ..........................    United States       3,904,157            4,017,780
                                                                                                               -----------
                                                                                                                 7,387,823
                                                                                                               -----------
(f)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE
          RATE 12.2%
       FNMA, 2.956%, 3/01/33 .......................................    United States          55,956               56,010
       FNMA, 3.148%, 4/01/34 .......................................    United States          13,231               13,166
       FNMA, 3.29%, 3/01/34 ........................................    United States          26,285               26,333
       FNMA, 3.465%, 4/01/33 .......................................    United States          19,596               19,853
       FNMA, 3.895%, 4/01/35 .......................................    United States          22,643               22,090
       FNMA, 3.926%, 3/01/35 .......................................    United States         200,952              202,861
       FNMA, 3.978%, 4/01/33 .......................................    United States         106,270              107,713
       FNMA, 3.979%, 12/01/34 ......................................    United States           7,346                7,571
       FNMA, 4.102%, 8/01/33 .......................................    United States         124,385              124,148
       FNMA, 4.109%, 2/01/35 .......................................    United States         104,607              106,772
       FNMA, 4.155%, 3/01/35 .......................................    United States       2,027,947            2,068,231
       FNMA, 4.162%, 6/01/34 .......................................    United States          41,403               41,482
       FNMA, 4.188%, 8/01/34 .......................................    United States          16,504               16,779
       FNMA, 4.43%, 5/01/33 ........................................    United States          25,323               25,874
       FNMA, 4.44%, 8/01/34 ........................................    United States         123,763              126,422
       FNMA, 4.478%, 11/01/34 ......................................    United States          30,342               30,882
       FNMA, 4.483%, 1/01/35 .......................................    United States       1,420,424            1,437,940
       FNMA, 4.514%, 9/01/34 .......................................    United States         816,496              830,310
       FNMA, 4.53%, 1/01/35 ........................................    United States         953,480              974,079
       FNMA, 4.555%, 1/01/33 .......................................    United States          15,006               15,319
       FNMA, 4.562%, 7/01/34 .......................................    United States          49,099               49,517
       FNMA, 4.657%, 2/01/34 .......................................    United States          39,971               40,813
       FNMA, 4.77%, 5/01/34 ........................................    United States       1,098,740            1,121,452
       FNMA, 4.833%, 11/01/36 ......................................    United States         300,297              308,162


                             74 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                             COUNTRY       PRINCIPAL AMOUNT(c)      VALUE
       -------------------------------------------------------------   --------------   --------------------   -----------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
(f)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE
          RATE (CONTINUED)
       FNMA, 4.894%, 11/01/33 ......................................    United States       1,932,708          $ 1,975,109
       FNMA, 5.042%, 9/01/35 .......................................    United States         819,829              847,483
       FNMA, 5.157%, 1/01/35 .......................................    United States          35,886               36,872
       FNMA, 5.321%, 11/01/32 ......................................    United States          77,460               79,407
       FNMA, 5.80%, 12/01/33 .......................................    United States         126,832              130,059
                                                                                                               -----------
                                                                                                                10,842,709
                                                                                                               -----------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 3.3%
       FNMA 15 Year, 4.50%, 1/01/24 ................................    United States       1,946,521            2,002,787
       FNMA 30 Year, 5.00%, 3/01/38 ................................    United States         915,756              942,980
       FNMA 30 Year, 9.00%, 12/01/20 ...............................    United States             835                  882
                                                                                                               -----------
                                                                                                                 2,946,649
                                                                                                               -----------
(f)    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE
          RATE 0.1%
       GNMA, 4.625%, 8/20/26 - 9/20/26 .............................    United States          42,381               42,737
       GNMA, 5.375%, 4/20/26 .......................................    United States          28,076               28,857
                                                                                                               -----------
                                                                                                                    71,594
                                                                                                               -----------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $24,167,783) .........                                            24,510,674
                                                                                                               -----------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.5%
(f, i) Government of Argentina, senior bond, FRN, 1.683%, 8/03/12 ..      Argentina            30,000                7,943
       Government of Indonesia,
          FR02, 14.00%, 6/15/09 ....................................      Indonesia       475,000,000    IDR        45,234
          FR10, 13.15%, 3/15/10 ....................................      Indonesia       150,000,000    IDR        14,702
          FR36, 11.50%, 9/15/19 ....................................      Indonesia       165,000,000    IDR        15,043
       Government of Korea, senior note, 5.75%, 4/16/14 ............     South Korea          210,000              215,978
       Government of Malaysia,
          3.869%, 4/13/10 ..........................................      Malaysia             19,000    MYR         5,433
          3.756%, 4/28/11 ..........................................      Malaysia             60,000    MYR        17,293
          3.833%, 9/28/11 ..........................................      Malaysia            495,000    MYR       142,819
       Government of Mexico, 9.00%, 12/20/12 .......................        Mexico             37,000(j) MXN       290,458
       Government of Norway,
          5.50%, 5/15/09 ...........................................        Norway            235,000    NOK        35,812
          6.00%, 5/16/11 ...........................................        Norway            655,000    NOK       107,536
       Government of Sweden,
          4.00%, 12/01/09 ..........................................        Sweden            810,000    SEK       102,716
          5.25%, 3/15/11 ...........................................        Sweden            880,000    SEK       117,658
       Government of Venezuela,
          10.75%, 9/19/13 ..........................................      Venezuela            35,000               28,175
       (k) senior bond, Reg S, 5.375%, 8/07/10 .....................      Venezuela            20,000               17,801
       KfW Bankengruppe, senior note, 6.50%, 11/15/11 ..............       Germany            282,000    NZD       166,156
       Korea Treasury Bond,
          0475-0906, 4.75%, 6/10/09 ................................     South Korea      100,000,000    KRW        78,480
          0475-1112, 4.75%, 12/10/11 ...............................     South Korea    1,540,000,000    KRW     1,242,083
       Nota Do Tesouro Nacional, 10.082%,
          1/01/10 ..................................................        Brazil                340(l) BRL       155,610
          1/01/12 ..................................................        Brazil                600(l) BRL       265,358
                                                                                                               -----------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $3,064,989) ........................................                                             3,072,288
                                                                                                               -----------


                             Semiannual Report | 75

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                             COUNTRY       PRINCIPAL AMOUNT(c)      VALUE
       -------------------------------------------------------------   --------------   --------------------   -----------
       U.S. GOVERNMENT AND AGENCY SECURITIES 37.5%
       FHLB,
          4.875%, 5/14/10 ..........................................    United States         500,000          $   520,396
          3.50%, 7/16/10 ...........................................    United States       1,000,000            1,024,099
          2.25% 4/13/12 ............................................    United States       3,500,000            3,549,696
          5.75%, 5/15/12 ...........................................    United States         600,000              668,644
       FHLMC,
          4.25%, 7/15/09 ...........................................    United States         250,000              252,103
          4.875%, 2/09/10 ..........................................    United States         200,000              206,496
          2.875%, 4/30/10 ..........................................    United States         500,000              509,458
          2.375%, 5/28/10 ..........................................    United States         700,000              711,182
          2.875%, 6/28/10 ..........................................    United States       1,000,000            1,022,516
          4.125%, 7/12/10 ..........................................    United States         400,000              416,142
          5.125%, 8/23/10 ..........................................    United States         600,000              632,285
          1.625%, 4/26/11 ..........................................    United States       2,000,000            2,013,862
          2.125%, 3/23/12 ..........................................    United States       3,000,000            3,033,468
          5.125%, 7/15/12 ..........................................    United States       1,000,000            1,103,360
          5.50%, 8/20/12 ...........................................    United States       1,200,000            1,339,532
          3.50%, 5/29/13 ...........................................    United States         500,000              526,709
          4.50%, 1/15/14 ...........................................    United States       2,000,000            2,187,118
       FNMA,
          7.25%, 1/15/10 ...........................................    United States         500,000              523,154
          7.125%, 6/15/10 ..........................................    United States         200,000              213,973
          3.00%, 7/12/10 ...........................................    United States       1,000,000            1,024,644
          4.25%, 8/15/10 ...........................................    United States         750,000              781,504
          4.375%, 9/13/10 ..........................................    United States         300,000              313,691
          2.875%, 10/12/10 .........................................    United States       3,600,000            3,703,813
          6.625%, 11/15/10 .........................................    United States         800,000              867,750
          1.75%, 3/23/11 ...........................................    United States       3,000,000            3,031,092
          3.625%, 8/15/11 ..........................................    United States       1,000,000            1,050,108
          5.00%, 10/15/11 ..........................................    United States          50,000               54,074
          1.875%, 4/20/12 ..........................................    United States       1,500,000            1,506,171
(m)    U.S. Treasury Note, Index Linked, 3.00%, 7/15/12 ............    United States         589,983              623,539
                                                                                                               -----------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $32,676,960) .......................................                                            33,410,579
                                                                                                               -----------
(f, n) SENIOR FLOATING RATE INTERESTS 1.0%
       CAPITAL GOODS 0.1%
       RBS Global Inc. (Rexnord),
       (d) Incremental Tranche B-2, 4.50%, 7/22/13 .................    United States           8,624                6,816
           Term Loan, 3.00% - 3.625%, 7/22/13 ......................    United States          50,000               39,813
                                                                                                               -----------
                                                                                                                    46,629
                                                                                                               -----------
       COMMERCIAL & PROFESSIONAL SERVICES 0.1%
       ARAMARK Corp.,
          Synthetic L/C, 4.125%, 1/26/14 ...........................    United States           5,392                4,934
          Term Loan B, 3.095%, 1/26/14 .............................    United States          84,875               77,661
(d)    Duratek Inc. (EnergySolutions), Term Loan B, 4.50%,
          6/07/13 ..................................................    United States           4,342                4,082


                             76 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                             COUNTRY       PRINCIPAL AMOUNT(c)      VALUE
       -------------------------------------------------------------   --------------   --------------------   -----------
(f, n) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       COMMERCIAL & PROFESSIONAL SERVICES (CONTINUED)
(d)    EnergySolutions LLC,
          Synthetic L/C, 4.50%, 6/07/13 ............................    United States             601          $       565
          Term Loan B, 4.50%, 6/07/13 ..............................    United States           9,051                8,508
                                                                                                               -----------
                                                                                                                    95,750
                                                                                                               -----------
       CONSUMER DURABLES & APPAREL 0.0%(a)
       Jarden Corp.,
          Term Loan B1, 4.00%, 1/24/12 .............................    United States          10,024                9,628
          Term Loan B2, 4.00%, 1/24/12 .............................    United States          30,072               28,884
                                                                                                               -----------
                                                                                                                    38,512
                                                                                                               -----------
       CONSUMER SERVICES 0.0%(a)
       Penn National Gaming Inc., Term Loan B, 4.00%, 10/03/12 .....    United States          39,988               37,523
                                                                                                               -----------
       FOOD, BEVERAGE & TOBACCO 0.0%(a)
       Constellation Brands Inc., Term Loan B, 2.813%, 6/05/13 .....    United States          15,613               14,916
                                                                                                               -----------
       HEALTH CARE EQUIPMENT & SERVICES 0.3%
(d)    Bausch and Lomb Inc.,
       (o) Delayed Draw Term Loan, 3.25% - 4.47%, 4/28/15 ..........    United States           1,057                  635
          Parent Term Loan, 4.47%, 4/28/15 .........................    United States           5,565                4,837
(d)    Community Health Systems Inc.,
          Delayed Draw Term Loan, 4.50%, 7/25/14 ...................    United States           3,198                2,895
          Term Loan, 4.50%, 7/25/14 ................................    United States          62,688               56,740
       DaVita Inc., Term Loan B-1, 1.93%, 10/05/12 .................    United States         100,000               94,344
(d)    DJO Finance LLC, Term Loan B, 5.25%, 5/20/14 ................    United States           7,655                6,816
       HCA Inc., Term Loan B-1, 3.47%, 11/18/13 ....................    United States          54,857               49,645
       LifePoint Hospitals Inc., Term Loan B, 2.875%, 4/15/12 ......    United States          25,457               24,179
                                                                                                               -----------
                                                                                                                   240,091
                                                                                                               -----------
       MATERIALS 0.2%
       Celanese U.S. Holdings LLC, Dollar Term Loan, 2.942%,
          4/02/14 ..................................................    United States          62,250               55,416
       Georgia-Pacific LLC, Additional Term Loan, 4.25%, 12/20/12 ..    United States          50,000               46,766
(d)    Rockwood Specialties Group Inc., Term Loan E, 2.178%,
          7/30/12 ..................................................    United States          49,177               44,365
                                                                                                               -----------
                                                                                                                   146,547
                                                                                                               -----------
       MEDIA 0.1%
(d)    Cinemark USA Inc., Term Loan, 4.00%, 10/05/13 ...............    United States           6,547                6,125
(d)    CSC Holdings Inc. (Cablevision), Incremental Term Loan,
          4.00%, 3/29/13 ...........................................    United States          56,740               52,644
       DIRECTV Holdings LLC, Term Loan B, 3.50%, 4/13/13 ...........    United States          24,398               23,272
       Discovery Communications Inc., Term Loan B, 3.22%, 5/14/14 ..    United States          30,755               28,894
                                                                                                               -----------
                                                                                                                   110,935
                                                                                                               -----------


                             Semiannual Report | 77

Franklin Investors Securities Trust

       FRANKLIN LOW DURATION TOTAL RETURN FUND                             COUNTRY       PRINCIPAL AMOUNT(c)      VALUE
       -------------------------------------------------------------   --------------   --------------------   -----------
(f, n) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       SOFTWARE & SERVICES 0.0%(a)
       SunGard Data Systems Inc., New U.S. Term Loan, 2.219% -
          2.991%, 2/28/14                                               United States          30,000          $    27,079
                                                                                                               -----------
       TELECOMMUNICATION SERVICES 0.1%
          Intelsat Corp. (Panamsat),
          Incremental Term Loan B-2-A, 4.75%, 1/03/14 ..............    United States           1,163                1,065
          Incremental Term Loan B-2-B, 4.75%, 1/03/14 ..............    United States           1,163                1,065
          Incremental Term Loan B-2-C, 4.75%, 1/03/14 ..............    United States           1,163                1,065
       (d) Tranche B-2-A, 2.989%, 1/03/14 ..........................    United States          10,643                9,744
       (d) Tranche B-2-B, 2.989%, 1/03/14 ..........................    United States          10,640                9,742
       (d) Tranche B-2-C, 2.989%, 1/03/14 ..........................    United States          10,640                9,742
       NTELOS Inc., Term Loan B-1, 2.68%, 8/24/11 ..................    United States           8,240                7,857
(d)    Windstream Corp., Tranche B-1, 3.75%, 7/17/13 ...............    United States          10,686               10,026
                                                                                                               -----------
                                                                                                                    50,306
                                                                                                               -----------
       UTILITIES 0.1%
(d)    NRG Energy Inc.,
          Credit Link, 4.00%, 2/01/13 ..............................    United States          14,365               13,405
          Term Loan, 2.72%, 2/01/13 ................................    United States          26,919               25,122
                                                                                                               -----------
                                                                                                                    38,527
                                                                                                               -----------
       TOTAL SENIOR FLOATING RATE INTERESTS (COST $845,142) ........                                               846,815
                                                                                                               -----------
       SHORT TERM INVESTMENTS 7.4%
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $99,977) 0.1%
(p, q) U.S. Treasury Bill, 5/28/09 .................................    United States         100,000               99,998
                                                                                                               -----------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $79,405,285) .......................................                                            80,656,785
                                                                                                               -----------

                                                                                               SHARES
                                                                                        --------------------
       MONEY MARKET FUNDS (COST $6,531,575) 7.3%
(r)    Franklin Institutional Fiduciary Trust Money Market
          Portfolio, 0.04% .........................................    United States       6,531,575            6,531,575
                                                                                                               -----------
       TOTAL INVESTMENTS (COST $85,936,860) 97.9% ..................                                            87,188,360
       NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE
          CONTRACTS 0.1% ...........................................                                                79,135
       OTHER ASSETS, LESS LIABILITIES 2.0% .........................                                             1,801,010
                                                                                                               -----------
       NET ASSETS 100.0% ...........................................                                           $89,068,505
                                                                                                               ===========


                             78 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN LOW DURATION TOTAL RETURN FUND

See Abbreviations on page 130.

(a)  Rounds to less than 0.1% of net assets.

(b)  Non-income producing.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).

(e)  Perpetual security with no stated maturity date.

(f)  The coupon rate shown represents the rate at period end.

(g) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the aggregate value of these securities was $1,862,268, representing 2.09% of net assets.

(h)  See Note 10 regarding defaulted securities.

(i) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(j)  Principal amount is stated in 100 Mexican Peso Units.

(k) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the value of this security was $17,801, representing 0.02% of net assets.

(l)  Principal amount is stated in 1,000 Brazilian Real units.

(m)  Principal amount of security is adjusted for inflation. See Note 1(k).

(n)  See Note 1(i) regarding senior floating rate interests.

(o)  See Note 11 regarding unfunded loan commitments.

(p)  The security is traded on a discount basis with no stated coupon rate.

(q) Security or a portion of the security has been segregated as collateral for open future contracts. At April 30, 2009, the value of securities pledged amounted to $50,950.

(r) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 79

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TOTAL RETURN FUND

                                                  SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   ------------------------------------------------------------
CLASS A                                              (UNAUDITED)      2008         2007         2006         2005         2004
-------                                           ----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $   8.60        $   9.92     $   9.95     $   9.91     $  10.22     $  10.06
                                                    --------        --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income .......................       0.245           0.449        0.469        0.439        0.410        0.415
   Net realized and unrealized gains (losses) ..       0.520          (1.289)      (0.010)       0.096       (0.280)       0.226
                                                    --------        --------     --------     --------     --------     --------
Total from investment operations ...............       0.765          (0.840)       0.459        0.535        0.130        0.641
                                                    --------        --------     --------     --------     --------     --------
Less distributions from net investment income ..      (0.425)         (0.480)      (0.489)      (0.495)      (0.440)      (0.481)
                                                    --------        --------     --------     --------     --------     --------
Redemption fees(b) .............................          --              --(c)        --(c)        --(c)        --(c)        --(c)
                                                    --------        --------     --------     --------     --------     --------
Net asset value, end of period .................    $   8.94        $   8.60     $   9.92     $   9.95     $   9.91     $  10.22
                                                    ========        ========     ========     ========     ========     ========
Total return(d) ................................        9.10%          (8.79)%       4.62%        5.56%        1.27%        6.63%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates ..................................        1.01%           1.01%        1.03%        1.03%        1.04%        1.04%
Expenses net of waiver and payments by
   affiliates ..................................        0.85%(f)        0.85%(f)     0.85%(f)     0.85%(f)     0.85%(f)     0.80%
Net investment income ..........................        5.05%           4.68%        4.69%        4.39%        3.88%        3.90%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $951,565        $780,551     $683,736     $406,242     $291,473     $208,943
Portfolio turnover rate ........................       96.80%         300.07%      313.08%      251.50%       58.81%      100.05%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) .............................       25.74%          68.00%       92.51%       89.19%       51.26%       45.85%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(h) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             80 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                  SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   -------------------------------------------------------
CLASS B                                              (UNAUDITED)      2008        2007        2006        2005        2004
-------                                           ----------------  --------    -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $  8.60        $  9.92     $  9.94     $  9.91     $ 10.22     $ 10.05
                                                     -------        -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income .......................       0.226          0.412       0.422       0.392       0.356       0.366
   Net realized and unrealized gains (losses) ..       0.512         (1.291)      0.007       0.094      (0.266)      0.245
                                                     -------        -------     -------     -------     -------     -------
Total from investment operations ...............       0.738         (0.879)      0.429       0.486       0.090       0.611
                                                     -------        -------     -------     -------     -------     -------
Less distributions from net investment income ..      (0.408)        (0.441)     (0.449)     (0.456)     (0.400)     (0.441)
                                                     -------        -------     -------     -------     -------     -------
Redemption fees(b) .............................          --             --(c)       --(c)       --(c)       --(c)       --(c)
                                                     -------        -------     -------     -------     -------     -------
Net asset value, end of period .................     $  8.93        $  8.60     $  9.92     $  9.94     $  9.91     $ 10.22
                                                     =======        =======     =======     =======     =======     =======
Total return(d) ................................        8.77%         (9.15)%      4.31%       5.04%       0.87%       6.21%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates ..................................        1.41%          1.41%       1.43%       1.43%       1.44%       1.44%
Expenses net of waiver and payments by
   affiliates ..................................        1.25%(f)       1.25%(f)    1.25%(f)    1.25%(f)    1.25%(f)    1.20%
Net investment income ..........................        4.65%          4.28%       4.29%       3.99%       3.48%       3.50%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $22,927        $19,176     $20,422     $21,028     $21,366     $19,387
Portfolio turnover rate ........................       96.80%        300.07%     313.08%     251.50%      58.81%     100.05%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) .............................       25.74%         68.00%      92.51%      89.19%      51.26%      45.85%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(h) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 81

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                  SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   -------------------------------------------------------
CLASS C                                             (UNAUDITED)       2008        2007        2006        2005        2004
-------                                           ----------------  --------    -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $   8.60        $   9.91    $  9.94     $  9.91     $ 10.22     $ 10.05
                                                    --------        --------    -------     -------     -------     -------
Income from investment operations(a):
   Net investment income .......................       0.248           0.406      0.424       0.395       0.364       0.363
   Net realized and unrealized gains (losses) ..       0.490          (1.275)    (0.005)      0.089      (0.275)      0.247
                                                    --------        --------    -------     -------     -------     -------
Total from investment operations ...............       0.738          (0.869)     0.419       0.484       0.089       0.610
                                                    --------        --------    -------     -------     -------     -------
Less distributions from net investment income ..      (0.408)         (0.441)    (0.449)     (0.454)     (0.399)     (0.440)
                                                    --------        --------    -------     -------     -------     -------
Redemption fees(b) .............................          --              --(c)      --(c)       --(c)       --(c)       --(c)
                                                    --------        --------    -------     -------     -------     -------
Net asset value, end of period .................    $   8.93        $   8.60    $  9.91     $  9.94     $  9.91     $ 10.22
                                                    ========        ========    =======     =======     =======     =======
Total return(d) ................................        8.77%          (9.15)%     4.31%       5.03%       0.86%       6.31%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates ..................................        1.41%           1.41%      1.43%       1.43%       1.44%       1.44%
Expenses net of waiver and payments by
   affiliates ..................................        1.25%(f)        1.25%(f)   1.25%(f)    1.25%(f)    1.25%(f)    1.20%
Net investment income ..........................        4.65%           4.28%      4.29%       3.99%       3.48%       3.50%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $159,118        $103,564    $84,457     $46,110     $34,751     $22,202
Portfolio turnover rate ........................       96.80%         300.07%    313.08%     251.50%      58.81%     100.05%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) .............................       25.74%          68.00%     92.51%      89.19%      51.26%      45.85%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(h) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             82 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                  SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   -------------------------------------------------------
CLASS R                                             (UNAUDITED)       2008        2007        2006        2005        2004
-------                                           ----------------  --------    -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $  8.60        $  9.92     $  9.94     $  9.91     $ 10.22     $ 10.05
                                                     -------        -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income .......................       0.216          0.422       0.439       0.407       0.389       0.376
   Net realized and unrealized gains (losses) ..       0.538         (1.286)      0.005       0.093      (0.284)      0.250
                                                     -------        -------     -------     -------     -------     -------
Total from investment operations ...............       0.754         (0.864)      0.444       0.500       0.105       0.626
                                                     -------        -------     -------     -------     -------     -------
Less distributions from net investment income ..      (0.414)        (0.456)     (0.464)     (0.470)     (0.415)     (0.456)
                                                     -------        -------     -------     -------     -------     -------
Redemption fees(b) .............................          --             --(c)       --(c)       --(c)       --(c)       --(c)
                                                     -------        -------     -------     -------     -------     -------
Net asset value, end of period .................     $  8.94        $  8.60     $  9.92     $  9.94     $  9.91     $ 10.22
                                                     =======        =======     =======     =======     =======     =======
Total return(d) ................................        8.97%         (9.01)%      4.47%       5.20%       1.01%       6.37%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates ..................................        1.26%          1.26%       1.28%       1.28%       1.29%       1.29%
Expenses net of waiver and payments by
   affiliates ..................................        1.10%(f)       1.10%(f)    1.10%(f)    1.10%(f)    1.10%(f)    1.05%
Net investment income ..........................        4.80%          4.43%       4.44%       4.14%       3.63%       3.65%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $74,597        $68,775     $57,935     $30,219     $21,647     $ 9,083
Portfolio turnover rate ........................       96.80%        300.07%     313.08%     251.50%      58.81%     100.05%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) .............................       25.74%         68.00%      92.51%      89.19%      51.26%      45.85%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(h) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 83

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                  SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2009   ------------------------------------------------------------
ADVISOR CLASS                                        (UNAUDITED)      2008         2007         2006         2005         2004
-------------                                     ----------------  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........    $   8.61        $   9.93     $   9.96     $   9.92     $  10.24     $  10.07
                                                    --------        --------     --------     --------     --------     --------
Income from investment operations(a):
Net investment income ..........................       0.255           0.479        0.497        0.470        0.436        0.426
Net realized and unrealized gains (losses) .....       0.521          (1.295)      (0.012)       0.090       (0.289)       0.251
                                                    --------        --------     --------     --------     --------     --------
Total from investment operations ...............       0.776          (0.816)       0.485        0.560        0.147        0.677
                                                    --------        --------     --------     --------     --------     --------
Less distributions from net investment income ..      (0.436)         (0.504)      (0.515)      (0.520)      (0.467)      (0.507)
                                                    --------        --------     --------     --------     --------     --------
Redemption fees(b) .............................          --              --(c)        --(c)        --(c)        --(c)        --(c)
                                                    --------        --------     --------     --------     --------     --------
Net asset value, end of period .................    $   8.95        $   8.61     $   9.93     $   9.96     $   9.92     $  10.24
                                                    ========        ========     ========     ========     ========     ========
Total return(d) ................................        9.22%          (8.64)%       4.99%        5.82%        1.43%        7.00%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates ..................................        0.76%           0.76%        0.78%        0.78%        0.79%        0.79%
Expenses net of waiver and payments by
   affiliates ..................................        0.60%(f)        0.60%(f)     0.60%(f)     0.60%(f)     0.60%(f)     0.55%
Net investment income ..........................        5.30%           4.93%        4.94%        4.64%        4.13%        4.15%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $469,614        $345,256     $280,776     $222,992     $178,792     $146,053
Portfolio turnover rate ........................       96.80%         300.07%      313.08%      251.50%       58.81%      100.05%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) .............................       25.74%          68.00%       92.51%       89.19%       51.26%       45.85%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Effective September 1, 2008, the redemption fee was eliminated.

(c)  Amount rounds to less than $0.001 per share.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(h) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                             84 | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2009 (UNAUDITED)

                                                                          COUNTRY/
       FRANKLIN TOTAL RETURN FUND                                       ORGANIZATION         SHARES          VALUE
       --------------------------                                      --------------   ---------------   -----------
       CONVERTIBLE PREFERRED STOCKS (COST $1,000,892) 0.0%(a)
       AUTOMOBILES & COMPONENTS 0.0%(a)
       General Motors Corp., 6.25%, cvt. pfd., C ...................    United States        43,500       $    99,180
                                                                                                          -----------
       PREFERRED STOCKS (COST $164,010) 0.0%(a)
       DIVERSIFIED FINANCIALS 0.0%(a)
(b)    Preferred Blocker Inc., 7.00%, pfd., 144A ...................    United States           462           138,629
                                                                                                          -----------

                                                                                           PRINCIPAL
                                                                                           AMOUNT(c)
                                                                                        ---------------
       CORPORATE BONDS 30.8%
       AUTOMOBILES & COMPONENTS 0.2%
       Ford Motor Credit Co. LLC,
          7.875%, 6/15/10 ..........................................    United States     1,950,000         1,794,549
          senior note, 9.875%, 8/10/11 .............................    United States     2,000,000         1,751,080
                                                                                                          -----------
                                                                                                            3,545,629
                                                                                                          -----------
       BANKS 1.9%
(d)    BB&T Corp., senior note, 6.85%, 4/30/19 .....................    United States     6,800,000         6,635,025
(b, e) BNP Paribas, 144A, 7.195%, Perpetual ........................       France         3,500,000         2,275,945
       Compass Bank, 6.40%, 10/01/17 ...............................    United States     3,700,000         3,348,045
(f)    Fifth Third Capital Trust IV, junior sub. note, FRN,
          6.50%, 4/15/67 ...........................................    United States     3,000,000         1,095,000
       HSBC Holdings PLC, sub. note, 6.50%, 9/15/37 ................   United Kingdom     3,000,000         2,567,229
(g)    HSBK (Europe) BV, Reg S, 7.25%, 5/03/17 .....................     Kazakhstan       3,850,000         1,950,448
       Svensk Exportkredit AB, senior note, 7.625%, 6/30/14 ........       Sweden           410,000 NZD       239,140
       UBS AG Stamford, senior note, 5.875%, 12/20/17 ..............    United States     4,000,000         3,514,172
(g)    VTB Capital SA, senior bond, Reg S, 6.25%, 6/30/35 ..........       Russia         3,600,000         2,732,241
(e)    Wachovia Capital Trust III, junior sub. bond, 5.80%,
          Perpetual ................................................    United States     4,000,000         1,860,000
(e)    Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ............    United States     2,000,000         1,310,000
(e)    Wells Fargo Capital XV, pfd., 9.75%, Perpetual ..............    United States     5,500,000         4,647,500
                                                                                                          -----------
                                                                                                           32,174,745
                                                                                                          -----------
       CAPITAL GOODS 0.7%
       Case New Holland Inc., senior note, 7.125%, 3/01/14 .........    United States     5,300,000         4,664,000
       Hubbell Inc., 6.375%, 5/15/12 ...............................    United States     1,000,000         1,052,504
       Ingersoll-Rand Global Holding Co. Ltd., senior note,
          9.50%, 4/15/14 ...........................................    United States     3,900,000         4,085,075
       RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 .....    United States     1,500,000         1,233,750
                                                                                                          -----------
                                                                                                           11,035,329
                                                                                                          -----------
       COMMERCIAL & PROFESSIONAL SERVICES 0.1%
       ARAMARK Corp., senior note, 8.50%, 2/01/15 ..................    United States     1,500,000         1,440,000
                                                                                                          -----------
       CONSUMER DURABLES & APPAREL 1.8%
       Centex Corp., senior note,
          7.875%, 2/01/11 ..........................................    United States    10,000,000        10,025,000
          7.50%, 1/15/12 ...........................................    United States     3,750,000         3,768,750
          5.45%, 8/15/12 ...........................................    United States     5,000,000         4,637,500
       K. Hovnanian Enterprises Inc., senior note, 6.50%, 1/15/14 ..    United States     9,000,000         3,375,000
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..............    United States     1,500,000         1,335,000
       Pulte Homes Inc., senior note, 7.875%, 8/01/11 ..............    United States     3,000,000         3,007,500
       Standard Pacific Corp., senior note, 6.875%, 5/15/11 ........    United States     4,500,000         3,510,000
                                                                                                          -----------
                                                                                                           29,658,750
                                                                                                          -----------


                             Semiannual Report | 85

Franklin Investors Securities Trust

                                                                          COUNTRY/         PRINCIPAL
       FRANKLIN TOTAL RETURN FUND                                       ORGANIZATION       AMOUNT(c)         VALUE
       --------------------------                                      --------------   ---------------   -----------
       CORPORATE BONDS (CONTINUED)
       CONSUMER SERVICES 0.3%
       Host Hotels & Resorts LP, senior note,
          6.875%, 11/01/14 .........................................    United States       950,000       $   874,000
          K, 7.125%, 11/01/13 ......................................    United States     1,000,000           945,000
       MGM MIRAGE, senior note,
          6.625%, 7/15/15 ..........................................    United States     2,000,000         1,147,500
          7.50%, 6/01/16 ...........................................    United States       200,000           113,000
       Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%,
          5/15/18 ..................................................    United States     1,500,000         1,299,810
(h)    Station Casinos Inc., senior note, 7.75%, 8/15/16 ...........    United States       800,000           276,000
                                                                                                          -----------
                                                                                                            4,655,310
                                                                                                          -----------
       DIVERSIFIED FINANCIALS 5.7%
       American Express Co., senior note, 7.00%, 3/19/18 ...........    United States     4,300,000         4,084,948
(e)    Bank of America Corp., pfd., sub. bond, M, 8.125%,
          Perpetual ................................................    United States    10,000,000         5,691,700
       Bear Stearns & Co. Inc., B, 4.55%, 6/23/10 ..................    United States     1,000,000         1,018,425
       The Charles Schwab Corp., senior note, 8.05%, 3/01/10 .......    United States       750,000           752,654
       Citigroup Inc., sub. note, 5.00%, 9/15/14 ...................    United States     4,000,000         2,744,432
       Deutsche Bank AG, 4.875%, 5/20/13 ...........................       Germany        6,100,000         6,056,721
       The Export-Import Bank of Korea, senior note, 8.125%,
          1/21/14 ..................................................     South Korea      3,700,000         3,886,480
       General Electric Capital Corp.,
       (f) FRN, 1.202%, 10/21/10 ...................................    United States     1,500,000         1,425,135
          senior note, 5.00%, 1/08/16 ..............................    United States     2,000,000         1,769,892
          senior note, A, 8.50%, 4/06/18 ...........................    United States   245,000,000 MXN    15,259,467
(b)    GMAC LLC, senior note, 144A, 6.875%,
          9/15/11 ..................................................    United States     1,500,000         1,297,500
          8/28/12 ..................................................    United States     1,931,000         1,527,054
       The Goldman Sachs Group Inc.,
          5.125%, 1/15/15 ..........................................    United States     1,000,000           949,541
          sub. note, 6.75%, 10/01/37 ...............................    United States     2,700,000         2,041,044
       JPMorgan Chase & Co.,
          6.30%, 4/23/19 ...........................................    United States     7,500,000         7,393,785
       (e) junior sub. note, 1, 7.90%, Perpetual ...................    United States     4,500,000         3,375,000
       JPMorgan Chase Capital XXII, sub. bond, 6.45%,
          2/02/37 ..................................................    United States     4,000,000         2,894,264
       Lazard Group, senior note, 6.85%, 6/15/17 ...................    United States     4,850,000         4,063,338
(h)    Lehman Brothers Holdings Inc., senior note, 6.875%,
          5/02/18 ..................................................    United States     6,000,000           922,500
       Merrill Lynch & Co. Inc., 6.875%, 4/25/18 ...................    United States    10,000,000         8,440,670
       Morgan Stanley, senior note, 6.00%, 4/28/15 .................    United States     1,500,000         1,418,511
       Textron Financial Corp., 5.125%, 11/01/10 ...................    United States    16,750,000        14,422,554
(g)    TNK-BP Finance SA, senior note, Reg S, 7.875%, 3/13/18 ......       Russia         3,360,000         2,400,381
(b)    WEA Finance/WCI Finance, senior note, 144A, 5.70%,
          10/01/16 .................................................      Australia       3,000,000         2,425,230
                                                                                                          -----------
                                                                                                           96,261,226
                                                                                                          -----------
       ENERGY 2.8%
       Baker Hughes Inc., senior note, 7.50%, 11/15/18 .............    United States     7,200,000         8,117,057
       Canadian Natural Resources Ltd., 5.90%, 2/01/18 .............       Canada         5,000,000         4,678,405
       Chesapeake Energy Corp., senior note,
          6.625%, 1/15/16 ..........................................    United States     3,000,000         2,685,000
          6.25%, 1/15/18 ...........................................    United States       450,000           381,375


                             86 | Semiannual Report

Franklin Investors Securities Trust

                                                                          COUNTRY/         PRINCIPAL
       FRANKLIN TOTAL RETURN FUND                                       ORGANIZATION       AMOUNT(c)         VALUE
       --------------------------                                      --------------   ---------------   -----------
       CORPORATE BONDS (CONTINUED)
       ENERGY (CONTINUED)
       Compagnie Generale de Geophysique-Veritas, senior note,
          7.50%, 5/15/15 ...........................................       France         1,100,000       $   913,000
          7.75%, 5/15/17 ...........................................       France           400,000           322,000
(b)    Gaz Capital SA, 144A, 6.212%, 11/22/16 ......................     Luxembourg       2,800,000         2,121,000
       Hess Corp., 7.125%, 3/15/33 .................................    United States       500,000           448,072
(b)    KazMunaiGaz Finance Sub BV, 144A, 8.375%, 7/02/13 ...........     Kazakhstan       3,500,000         3,132,500
(b)    LUKOIL International Finance BV, 144A, 6.656%, 6/07/22 ......       Russia         4,100,000         3,085,250
(b)    Petroleum Export Cayman, senior note, 144A, 5.265%,
          6/15/11 ..................................................        Egypt           567,151           497,215
(b)    Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ...     Switzerland      1,500,000         1,230,000
       Plains Exploration & Production Co., senior note,
          10.00%, 3/01/16 ..........................................    United States     1,500,000         1,470,000
       Valero Energy Corp., 6.125%, 6/15/17 ........................    United States     4,400,000         4,001,377
       Weatherford International Ltd., 7.00%, 3/15/38 ..............    United States     3,400,000         2,523,436
       The Williams Cos. Inc., senior note,
          7.625%, 7/15/19 ..........................................    United States       800,000           789,375
          7.875%, 9/01/21 ..........................................    United States       400,000           395,768
          8.75%, 3/15/32 ...........................................    United States       400,000           376,891
       XTO Energy Inc.,
         senior bond, 5.50%, 6/15/18 ...............................    United States     6,000,000         5,712,528
         senior note, 5.90%, 8/01/12 ...............................    United States     3,600,000         3,699,040
                                                                                                          -----------
                                                                                                           46,579,289
                                                                                                          -----------
       FOOD & STAPLES RETAILING 0.6%
       CVS Caremark Corp., senior note, 5.75%, 6/01/17 .............    United States     1,200,000         1,208,020
       The Kroger Co., 6.15%, 1/15/20 ..............................    United States     2,500,000         2,559,740
(d)    Supervalu Inc., senior note, 8.00%, 5/01/16 .................    United States     1,300,000         1,261,000
(b)    Tesco PLC, 144A, 6.15%, 11/15/37 ............................   United Kingdom     4,900,000         4,596,151
                                                                                                          -----------
                                                                                                            9,624,911
                                                                                                          -----------
       FOOD, BEVERAGE & TOBACCO 2.8%
       Altria Group Inc., senior note, 9.70%, 11/10/18 .............    United States     8,500,000         9,948,604
(b)    Anheuser-Busch InBev NV, senior note, 144A, 7.75%,
          1/15/19 ..................................................    United States    10,000,000        10,487,580
       Bunge Ltd. Finance Corp., senior note,
          5.875%, 5/15/13 ..........................................    United States     2,000,000         1,855,014
          5.10%, 7/15/15 ...........................................    United States       680,000           592,528
(b)    Cargill Inc., 144A, 6.00%, 11/27/17 .........................    United States     6,000,000         5,493,444
       ConAgra Foods Inc., 5.875%, 4/15/14 .........................    United States     4,700,000         4,887,398
       Diageo Capital PLC, senior note, 7.375%, 1/15/14 ............   United Kingdom     1,900,000         2,112,800
       General Mills Inc., senior note, 5.65%, 2/15/19 .............    United States     4,500,000         4,602,933
(b)    Miller Brewing Co., 144A, 5.50%, 8/15/13 ....................    United States     1,000,000           961,083
       Reynolds American Inc., senior secured note, 7.625%,
          6/01/16 ..................................................    United States     1,000,000           892,500
(b)    SABMiller PLC, 144A, 6.50%, 7/01/16 .........................    South Africa      2,200,000         2,050,059
       Smithfield Foods Inc., senior note, 7.75%, 5/15/13 ..........    United States     5,000,000         3,550,000
                                                                                                          -----------
                                                                                                           47,433,943
                                                                                                          -----------
       HEALTH CARE EQUIPMENT & SERVICES 1.1%
       Coventry Health Care Inc., senior note, 6.30%, 8/15/14 ......    United States     4,750,000         3,496,784
       DaVita Inc., senior sub. note, 7.25%, 3/15/15 ...............    United States     1,500,000         1,473,750
(i)    HCA Inc., senior secured note, PIK, 10.375%, 11/15/16 .......    United States     2,000,000         1,860,000
       Medco Health Solutions Inc., 7.125%, 3/15/18 ................    United States     4,500,000         4,458,789
       Quest Diagnostics Inc., 6.95%, 7/01/37 ......................    United States     4,000,000         3,566,564


                             Semiannual Report | 87

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
       CORPORATE BONDS (CONTINUED)
       HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
       Tenet Healthcare Corp., senior note,
          9.875%, 7/01/14 ...................................        United States           1,600,000          $     1,496,000
       (b) 144A, 10.00%, 5/01/18 ............................        United States             500,000                  522,500
       UnitedHealth Group Inc. 6.50%, 6/15/37 ...............        United States           2,300,000                1,858,977
                                                                                                                ---------------
                                                                                                                     18,733,364
                                                                                                                ---------------
       INSURANCE 0.5%
       American International Group Inc., senior bond, 5.85%,
          1/16/18 ...........................................        United States           3,020,000                1,020,334
(f)    Lincoln National Corp., junior sub. deb., FRN,
          6.05%, 4/20/67 ....................................        United States           3,800,000                1,226,469
(b)    Metropolitan Life Global Funding I, senior secured
          note, 144A, 5.125%, 4/10/13 .......................        United States           3,500,000                3,349,843
(f)    MetLife Inc., junior sub. note, FRN, 6.40%,
          12/15/66 ..........................................       United States           4,000,000                2,185,565
(b)    Nationwide Mutual Insurance Co., 144A, 8.25%,
          12/01/31 ..........................................        United States           1,200,000                  687,710
                                                                                                                ---------------
                                                                                                                      8,469,921
                                                                                                                ---------------
       MATERIALS 1.9%
(b)    Anglo American Capital PLC, senior note, 144A, 9.375%,
          4/08/14 ...........................................       United Kingdom           6,500,000                6,626,205
       Crown European Holdings SA, senior secured note,
          6.25%, 9/01/11 ....................................           France              10,000,000    EUR        12,958,051
       Freeport-McMoRan Copper & Gold Inc., senior note,
          8.375%, 4/01/17 ...................................        United States             900,000                  883,251
       Huntsman International LLC, senior sub. note, 7.875%,
          11/15/14 ..........................................        United States           1,500,000                  997,500
(b)    Ineos Group Holdings PLC, senior secured note,
          144A, 8.50%, 2/15/16 ..............................       United Kingdom           2,000,000                  310,000
       Owens-Brockway Glass Container Inc., senior note,
          6.75%, 12/01/14 ...................................        United States             700,000                  684,250
       Owens-Illinois Inc., senior note, 7.80%, 5/15/18 .....        United States           1,000,000                  977,500
       RPM International Inc.,
          6.25%, 12/15/13 ...................................        United States           1,000,000                  951,734
          6.50%, 2/15/18 ....................................        United States           5,000,000                4,362,660
(b)    RPM U.K. G.P., 144A, 6.70%, 11/01/15 .................        United States           1,000,000                  886,703
       Weyerhaeuser Co., 6.75%, 3/15/12 .....................        United States           1,000,000                  998,608
(b)    Yara International ASA, 144A, 5.25%, 12/15/14 ........           Norway               1,000,000                  859,185
                                                                                                                ---------------
                                                                                                                     31,495,647
                                                                                                                ---------------
       MEDIA 3.4%
(b)    British Sky Broadcasting Group PLC, senior note,
          144A, 6.10%, 2/15/18 ..............................       United Kingdom           5,000,000                4,558,025
(h)    CCH I LLC, senior secured note, 11.00%, 10/01/15 .....        United States             250,000                   20,625
(h)    CCH II LLC, senior note, 10.25%, 9/15/10 .............        United States           2,125,000                1,944,375
(h)    CCO Holdings LLC, senior note, 8.75%, 11/15/13 .......        United States           1,000,000                  872,500
       Comcast Corp., senior note, 6.30%, 11/15/17 ..........        United States           5,000,000                5,102,210
(h, j) Dex Media Inc.,
          senior disc. note, 9.00%, 11/15/13 ................        United States             400,000                   50,000
          senior note, B, 8.00%, 11/15/13 ...................        United States             900,000                  112,500
(h, j) Dex Media West Finance, senior sub. note, 9.875%,
          8/15/13 ...........................................        United States           1,000,000                  287,500
       The Interpublic Group of Cos. Inc., senior note,
          5.40%, 11/15/09 ...................................        United States           9,800,000                9,800,000


                             88 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
       CORPORATE BONDS (CONTINUED)
       MEDIA (CONTINUED)
(b)    Lamar Media Corp., senior note, 144A, 9.75%,
          4/01/14 ...........................................        United States           1,500,000          $     1,515,000
       News America Inc., senior deb., 7.25%, 5/18/18 .......        United States           2,000,000                1,840,942
       Reed Elsevier PLC, senior note, 7.75%, 1/15/14 .......       United Kingdom           2,700,000                2,768,072
       Time Warner Cable Inc., senior note, 6.75%, 7/01/18 ..        United States           8,500,000                8,620,530
       Viacom Inc., senior note,
          5.75%, 4/30/11 ....................................        United States          16,000,000               16,002,240
          6.25%, 4/30/16 ....................................        United States           2,000,000                1,856,700
          6.125%, 10/05/17 ..................................        United States           2,500,000                2,267,800
                                                                                                                ---------------
                                                                                                                     57,619,019
                                                                                                                ---------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.7%
       Amgen Inc., senior note, 5.85%, 6/01/17 ..............        United States           4,200,000                4,351,318
       Pfizer Inc., senior note, 6.20%, 3/15/19 .............        United States           7,000,000                7,537,180
                                                                                                                ---------------
                                                                                                                     11,888,498
                                                                                                                ---------------
       REAL ESTATE 0.4%
       Colonial Realty LP, senior note, 5.50%, 10/01/15 .....        United States           2,000,000                1,404,998
       ERP Operating LP, 5.75%, 6/15/17 .....................        United States           2,000,000                1,638,088
       HCP Inc., senior note, 6.70%, 1/30/18 ................        United States           5,000,000                4,166,155
                                                                                                                ---------------
                                                                                                                      7,209,241
                                                                                                                ---------------
       RETAILING 0.5%
       Target Corp.,
          6.00%, 1/15/18 ....................................        United States           5,000,000                5,046,385
          6.50%, 10/15/37 ...................................        United States           2,800,000                2,438,778
                                                                                                                ---------------
                                                                                                                      7,485,163
                                                                                                                ---------------
       SOFTWARE & SERVICES 0.3%
       Fiserv Inc., senior note, 6.125%, 11/20/12 ...........        United States           2,500,000                2,480,523
       SunGard Data Systems Inc.,
          senior note, 9.125%, 8/15/13 ......................        United States           1,200,000                1,152,000
          senior sub. note, 10.25%, 8/15/15 .................        United States           1,000,000                  875,000
                                                                                                                ---------------
                                                                                                                      4,507,523
                                                                                                                ---------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.2%
       Motorola Inc., senior note, 8.00%, 11/01/11 ..........        United States           4,000,000                3,995,324
                                                                                                                ---------------
       TELECOMMUNICATION SERVICES 2.5%
       AT&T Inc., 5.80%, 2/15/19 ............................        United States           4,000,000                4,077,316
       Embarq Corp., senior note,
          6.738%, 6/01/13 ...................................        United States           9,000,000                8,692,578
          7.082%, 6/01/16 ...................................        United States           2,500,000                2,403,268
(b)    Hutchison Whampoa International Ltd., senior note,
          144A,
          6.25%, 1/24/14 ....................................          Hong Kong             1,000,000                1,027,527
          7.45%, 11/24/33 ...................................          Hong Kong             1,000,000                  883,858
(b)    Intelsat Subsidiary Holding Co. Ltd., senior note,
          144A, 8.50%, 1/15/13 ..............................           Bermuda              2,000,000                1,990,000
(b)    Qwest Corp., senior note, 144A, 8.375%, 5/01/16 ......        United States           1,600,000                1,600,000


                             Semiannual Report | 89

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
       CORPORATE BONDS (CONTINUED)
       TELECOMMUNICATION SERVICES (CONTINUED)
       Telecom Italia Capital, senior note,
          4.95%, 9/30/14 ....................................            Italy               1,500,000          $     1,388,880
          6.999%, 6/04/18 ...................................            Italy               6,000,000                5,657,448
       Verizon New York Inc., senior deb.,
          A, 6.875%, 4/01/12 ................................        United States           4,700,000                4,902,908
          B, 7.375%, 4/01/32 ................................        United States           1,000,000                  923,249
       Verizon Virginia Inc., A, 4.625%, 3/15/13 ............        United States           1,000,000                  983,449
(b)    Verizon Wireless, 144A, 8.50%, 11/15/18 ..............        United States           6,300,000                7,562,344
                                                                                                                ---------------
                                                                                                                     42,092,825
                                                                                                                ---------------
       TRANSPORTATION 0.2%
(b)    DP World Ltd., 144A, 6.85%, 7/02/37 ..................    United Arab Emirates        3,700,000                2,344,875
       Union Pacific Corp., 3.625%, 6/01/10 .................        United States           1,500,000                1,492,703
                                                                                                                ---------------
                                                                                                                      3,837,578
                                                                                                                ---------------
       UTILITIES 2.2%
       CenterPoint Energy Inc., senior note,
          6.85%, 6/01/15 ....................................        United States           1,000,000                  918,900
          6.125%, 11/01/17 ..................................        United States           1,400,000                1,233,372
          6.50%, 5/01/18 ....................................        United States           7,000,000                5,998,426
       Dominion Resources Inc., 6.40%, 6/15/18 ..............        United States           3,400,000                3,520,649
       DPL Inc., senior note, 6.875%, 9/01/11 ...............        United States             500,000                  511,009
(b)    E.ON International Finance BV, 144A, 5.80%, 4/30/18 ..           Germany              6,000,000                5,983,338
       Northeast Generation Co., senior secured note, B-1,
          8.812%, 10/15/26 ..................................        United States             385,000                  322,859
       NRG Energy Inc., senior note,
          7.25%, 2/01/14 ....................................        United States           2,000,000                1,935,000
          7.375%, 2/01/16 ...................................        United States             225,000                  217,125
          7.375%, 1/15/17 ...................................        United States             300,000                  287,250
(b)    Ras Laffan Liquefied Natural Gas Co. Ltd., 144A,
          3.437%, 9/15/09 ...................................            Qatar                  80,000                   79,766
       Teco Finance Inc., senior note, 7.20%, 5/01/11 .......        United States           7,315,000                7,133,493
       Texas Competitive Electric Holdings Co. LLC, senior
          note, 10.25%, 11/01/15 ............................        United States           3,500,000                2,003,750
       Virginia Electric and Power Co., senior note, 8.875%,
          11/15/38 ..........................................        United States           5,000,000                6,496,325
                                                                                                                ---------------
                                                                                                                     36,641,262
                                                                                                                ---------------
       TOTAL CORPORATE BONDS (COST $556,589,859) ............                                                       516,384,497
                                                                                                                ---------------
       CONVERTIBLE BONDS 0.4%
       MATERIALS 0.0%(a)
       Headwaters Inc., cvt., senior sub. note, 2.875%,
          6/01/16 ...........................................        United States           1,700,000                  476,000
                                                                                                                ---------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.3%
       Mylan Inc., cvt., senior note, 1.25%, 3/15/12 ........        United States           3,000,000                2,666,250
       PDL BioPharma Inc., cvt., sub. note, 2.75%, 8/16/23 ..        United States           1,900,000                1,873,875
                                                                                                                ---------------
                                                                                                                      4,540,125
                                                                                                                ---------------


                             90 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
       CONVERTIBLE BONDS (CONTINUED)
       SOFTWARE & SERVICES 0.1%
(b)    VeriFone Holdings Inc., cvt., senior note, 144A,
          1.375%, 6/15/12 ...................................        United States           2,100,000          $     1,438,500
                                                                                                                ---------------
       TOTAL CONVERTIBLE BONDS (COST $8,097,990) ............                                                         6,454,625
                                                                                                                ---------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES 13.9%
       BANKS 6.6%
       Bear Stearns Commercial Mortgage Securities Inc.,
          2005-PW10, A4, 5.405%, 12/11/40 ...................        United States           4,000,000                3,562,924
       Citigroup/Deutsche Bank Commercial Mortgage Trust,
       (f) 2005-CD1, A4, FRN, 5.225%, 7/15/44 ...............        United States          15,350,000               13,420,353
       (f) 2005-CD1, E, FRN, 5.225%, 7/15/44 ................        United States           4,500,000                1,123,249
          2006-CD3, A5, 5.617%, 10/15/48 ....................        United States          13,500,000               11,225,424
          2007-CD4, B, 5.447%, 12/11/49 .....................        United States           4,100,000                  755,885
          2007-CD4, C, 5.476%, 12/11/49 .....................        United States          14,200,000                1,981,063
       Countrywide Asset-Backed Certificates,
          2004-7, AF4, 4.774%, 8/25/32 ......................        United States             235,296                  233,792
       (f) 2004-9, AF4, FRN, 4.649%, 10/25/32 ...............        United States             393,505                  369,610
       FHLMC,
          2643, OG, 5.00%, 7/15/32 ..........................        United States           3,182,750                3,307,392
       (f) 2942, TF, FRN, 0.694%, 3/15/35 ...................        United States           3,617,112                3,602,120
       FNMA,
       (f) 2005-122, FN, FRN, 0.788%, 1/25/36 ...............        United States           4,872,464                4,666,334
          G93-33, K, 7.00%, 9/25/23 .........................        United States             991,244                1,088,578
       GE Capital Commercial Mortgage Corp., 2003-C1, A4,
          4.819%, 1/10/38 ...................................        United States           1,578,354                1,473,307
       Greenwich Capital Commercial Funding Corp.,
          2004-GG1, A7, 5.317%, 6/10/36 .....................        United States          11,680,000               10,795,319
          2005-GG5, A5, 5.224%, 4/10/37 .....................        United States           9,250,000                7,975,129
       (f) 2006-GG7, A4, FRN, 5.916%, 7/10/38 ...............        United States          21,200,000               17,782,151
          2007-GG9, C, 5.554%, 3/10/39 ......................        United States           6,438,000                  958,780
(f)    GS Mortgage Securities Corp. II,
          2006-GG6, A4, FRN, 5.553%, 4/10/38 ................        United States           8,807,000                7,463,685
       (b) 2007-E0P, A1, 144A, FRN, 0.504%, 3/06/20 .........        United States           2,192,715                1,627,390
          2007-GG10, C, FRN, 5.799%, 8/10/45 ................        United States           4,610,000                  666,623
(f)    HSI Asset Securitization Corp. Trust, 2006-OPT4, 2A2,
          FRN, 0.547%, 3/25/36 ..............................        United States             245,766                  243,137
       LB-UBS Commercial Mortgage Trust, 2005-C5, A4, 4.954%,
          9/15/30 ...........................................        United States          10,545,000                9,206,751
(f)    Morgan Stanley ABS Capital I Inc. Trust, 2006-NC3,
          A2B, FRN, 0.558%, 3/25/36 .........................        United States             490,108                  485,109
       Morgan Stanley Capital I Trust,
       (f) 2004-IQ7, A4, FRN, 5.403%, 6/15/38 ...............        United States           6,900,000                6,458,310
       (b) 2007-IQ13, B, 144A, 5.517%, 3/15/44 ..............        United States           5,138,000                  952,205
                                                                                                                ---------------
                                                                                                                    111,424,620
                                                                                                                ---------------


                             Semiannual Report | 91

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES (CONTINUED)
       DIVERSIFIED FINANCIALS 6.5%
(f)    AFC Home Equity Loan Trust, 1997-4, 2A2, FRN, 1.078%,
          12/22/27 ..........................................        United States             193,317          $       114,072
(f)    American Express Credit Account Master Trust,
          2002-5, A, FRN, 0.514%, 2/15/12 ...................        United States          21,300,000               21,189,364
(f)    Amortizing Residential Collateral Trust, 2002-BC1,
          M1, FRN, 1.288%, 1/25/32 ..........................        United States             316,134                  160,240
(f)    Bank of America Credit Card Trust, 2007-A13, A13,
          FRN, 0.564%, 4/15/12 ..............................        United States          25,000,000               24,891,148
(f)    Capital One Auto Finance Trust, 2006-C, A4, FRN,
          0.374%, 5/15/13 ...................................        United States           5,250,000                3,949,444
(f)    Chase Funding Mortgage Loan Asset-Backed Certificates,
          2004-2, 2A2, FRN, 0.688%, 2/25/35 .................        United States           2,234,031                1,489,327
(f)    Chase Issuance Trust, 2007-A9, A9, FRN, 0.374%,
          6/16/14 ...........................................        United States          16,450,000               15,231,539
(f)    First Franklin Mortgage Loan Asset-Backed Certificates,
          2004-FF11, 1A2, FRN, 0.788%, 1/25/35 ..............        United States             760,091                  452,226
(f)    Ford Credit Auto Owner Trust, 2007-B, A2B, FRN,
          0.674%, 6/15/10 ...................................        United States           4,582,576                4,575,964
       JPMorgan Chase Commercial Mortgage Securities Corp.,
       (f) 2004-CB9, A4, FRN, 5.369%, 6/12/41 ...............        United States          11,324,540               10,096,184
          2004-LN2, A2, 5.115%, 7/15/41 .....................        United States             697,106                  618,797
       (f) 2005-LDP5, A4, FRN, 5.179%, 12/15/44 .............        United States          19,800,000               17,130,631
(b)    Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%,
          12/25/24 ..........................................        United States              11,531                   11,479
(b)    Legacy Benefits Insurance Settlements LLC, 2004-1,
          A, 144A, 5.35%, 2/10/39 ...........................        United States           2,090,610                1,860,643
(f)    MBNA Credit Card Master Note Trust, 2005-A4, A4,
          FRN, 0.384%, 11/15/12 .............................        United States           1,850,000                1,819,479
       Residential Asset Securities Corp.,
          2001-KS2, AI5, 7.514%, 6/25/31 ....................        United States               8,866                    3,555
          2004-KS1, AI4, 4.213%, 4/25/32 ....................        United States             621,006                  501,064
       (f) 2005-AHL2, A2, FRN, 0.698%, 10/25/35 .............        United States           1,432,863                1,169,792
(f)    Securitized Asset-Backed Receivables LLC Trust,
          2006-FR2, A2,
          FRN, 0.588%, 3/25/36 ..............................        United States           4,499,520                3,567,714
       Structured Asset Securities Corp.,
       (f) 2002-1A, 2A1, FRN, 4.849%, 2/25/32 ...............        United States              52,522                   48,120
          2004-4XS, 1A4, 4.13%, 2/25/34 .....................        United States              60,698                   59,804
                                                                                                                ---------------
                                                                                                                    108,940,586
                                                                                                                ---------------
       REAL ESTATE 0.8%
(f)    Ownit Mortgage Loan Asset-Backed Certificates,
          2006-6, A2B,
          FRN, 0.548%, 9/25/37 ..............................        United States          18,230,360               13,033,078
                                                                                                                ---------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (COST $290,420,012) ....                                                       233,398,284
                                                                                                                ---------------


                             92 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
       MORTGAGE-BACKED SECURITIES 41.7%
(f)    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE
          RATE 0.5%
       FHLMC, 3.705%, 11/01/27 ..............................        United States           5,866,367          $     6,033,469
       FHLMC, 4.287%, 4/01/32 ...............................        United States             910,883                  909,772
       FHLMC, 4.567%, 4/01/30 ...............................        United States             482,128                  489,674
       FHLMC, 5.136%, 9/01/32 ...............................        United States             411,702                  421,217
       FHLMC, 5.968%, 10/01/36 ..............................        United States             128,431                  134,077
       FHLMC, 7.275%, 3/01/25 ...............................        United States             138,717                  142,663
                                                                                                                ---------------
                                                                                                                      8,130,872
                                                                                                                ---------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED
          RATE 18.7%
       FHLMC Gold 15 Year, 5.00%, 10/01/17 - 7/01/23 ........        United States          14,334,280               14,841,261
       FHLMC Gold 15 Year, 5.50%, 11/01/22 - 11/01/22 .......        United States           2,984,980                3,106,427
       FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22 .........        United States           6,526,242                6,850,492
(d)    FHLMC Gold 30 Year, 4.50%, 3/01/39 - 5/01/39 .........        United States          26,979,745               27,447,460
       FHLMC Gold 30 Year, 5.00%, 1/01/37 ...................        United States          36,839,644               37,925,382
       FHLMC Gold 30 Year, 5.00%, 1/01/38 ...................        United States          23,107,945               23,780,461
       FHLMC Gold 30 Year, 5.00%, 8/01/33 - 8/01/38 .........        United States          30,435,118               31,326,463
       FHLMC Gold 30 Year, 5.50%, 11/01/37 ..................        United States          20,904,285               21,647,148
       FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37 ........        United States          17,571,652               18,196,672
       FHLMC Gold 30 Year, 5.50%, 9/01/38 ...................        United States          17,071,925               17,678,600
       FHLMC Gold 30 Year, 6.00%, 1/01/38 ...................        United States          22,250,992               23,254,445
       FHLMC Gold 30 Year, 6.00%, 4/01/38 ...................        United States          19,203,915               20,068,873
(d)    FHLMC Gold 30 Year, 6.00%, 5/01/33 - 5/01/39 .........        United States          22,999,213               24,035,376
       FHLMC Gold 30 Year, 6.50%, 4/01/28 - 1/01/35 .........        United States             833,052                  890,767
(d)    FHLMC Gold 30 Year, 6.50%, 5/01/39 ...................        United States          39,000,000               41,309,541
       FHLMC Gold 30 Year, 7.00%, 4/01/26 - 7/01/32 .........        United States             519,009                  558,344
       FHLMC Gold 30 Year, 7.50%, 3/01/32 ...................        United States              78,231                   85,155
       FHLMC Gold 30 Year, 8.50%, 8/01/30 ...................        United States               9,309                   10,177
       FHLMC Gold 30 Year, 9.00%, 1/01/22 ...................        United States             101,848                  109,790
       FHLMC Gold 30 Year, 10.00%, 10/01/30 .................        United States             158,692                  182,724
                                                                                                                ---------------
                                                                                                                    313,305,558
                                                                                                                ---------------
(f)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
          ADJUSTABLE RATE 1.5%
       FNMA, 3.15%, 4/01/35 .................................        United States           4,905,303                4,887,574
       FNMA, 3.198%, 1/01/17 ................................        United States             528,933                  531,846
       FNMA, 3.705%, 9/01/34 ................................        United States           5,996,177                5,987,336
       FNMA, 3.979%, 12/01/34 ...............................        United States             656,754                  676,888
       FNMA, 3.994%, 10/01/32 ...............................        United States             954,920                  960,229
       FNMA, 4.099%, 12/01/27 ...............................        United States             450,856                  449,129
       FNMA, 4.102%, 8/01/33 ................................        United States           6,219,089                6,207,223
       FNMA, 4.111%, 3/01/33 ................................        United States             486,817                  486,016
       FNMA, 4.118%, 6/01/33 ................................        United States             426,565                  425,867
       FNMA, 4.233%, 12/01/22 ...............................        United States             158,388                  159,043
       FNMA, 4.316%, 5/01/25 ................................        United States             148,333                  148,188
       FNMA, 4.48%, 11/01/31 ................................        United States             406,416                  407,245
       FNMA, 4.634%, 12/01/34 ...............................        United States           1,078,762                1,088,047
       FNMA, 4.657%, 2/01/34 ................................        United States           1,776,483                1,813,914
       FNMA, 4.75%, 6/01/15 .................................        United States              89,217                   89,234
       FNMA, 4.985%, 9/01/19 ................................        United States               7,396                    7,534
       FNMA, 5.338%, 12/01/24 ...............................        United States              46,538                   47,627


                             Semiannual Report | 93

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
(f)    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
          ADJUSTABLE RATE (CONTINUED)
       FNMA, 5.475%, 6/01/32 ................................        United States              55,180          $        56,220
       FNMA, 5.841%, 6/01/17 ................................        United States              79,319                   80,904
                                                                                                                ---------------
                                                                                                                     24,510,064
                                                                                                                ---------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED
          RATE 20.2%
       FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19 ...............        United States           1,405,548                1,453,204
       FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18 ...............        United States           1,282,787                1,338,210
       FNMA 15 Year, 5.50%, 1/01/14 - 2/01/18 ...............        United States             697,353                  730,779
       FNMA 15 Year, 6.00%, 8/01/16 - 9/01/22 ...............        United States           1,974,758                2,076,556
       FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16 ...............        United States              33,673                   35,630
       FNMA 30 Year, 4.50%, 4/01/38 .........................        United States          19,767,589               20,144,681
       FNMA 30 Year, 4.50%, 1/01/39 .........................        United States           9,942,143               10,131,802
(d)    FNMA 30 Year, 4.50%, 5/01/39 .........................        United States          21,000,000               21,374,052
       FNMA 30 Year, 5.00%, 8/01/36 - 10/01/38 ..............        United States          28,798,878               29,657,069
(d)    FNMA 30 Year, 5.00%, 5/01/39 .........................        United States          49,575,000               50,992,548
(d)    FNMA 30 Year, 5.50%, 6/01/33 - 5/01/39 ...............        United States          74,981,068               77,829,805
       FNMA 30 Year, 6.00%, 8/01/37 .........................        United States          26,596,988               27,837,989
       FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38 ...............        United States          40,181,046               42,085,677
       FNMA 30 Year, 6.50%, 5/01/28 - 8/01/32 ...............        United States           1,887,162                2,025,024
(d)    FNMA 30 Year, 6.50%, 5/01/39 .........................        United States          47,350,000               50,168,840
       FNMA 30 Year, 7.50%, 1/01/30 .........................        United States              63,884                   69,669
       FNMA 30 Year, 8.50%, 5/01/32 .........................        United States             214,745                  235,076
       FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27 ..............        United States             736,892                  817,053
                                                                                                                ---------------
                                                                                                                    339,003,664
                                                                                                                ---------------
(f)    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
          ADJUSTABLE RATE 0.0%a
       GNMA, 4.125%, 10/20/26 ...............................        United States              89,590                   90,653
       GNMA, 4.375%, 1/20/23 ................................        United States              43,205                   44,403
                                                                                                                ---------------
                                                                                                                        135,056
                                                                                                                ---------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED
          RATE 0.8%
       GNMA I SF 30 Year, 6.00%, 1/15/39 ....................        United States           4,228,498                4,416,708
       GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38 .........        United States             799,659                  843,731
       GNMA I SF 30 Year, 7.00%, 10/15/27 - 4/15/28 .........        United States              53,306                   57,187
       GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26 ..........        United States             374,098                  402,125
       GNMA I SF 30 Year, 8.00%, 8/15/16 - 5/15/17 ..........        United States             153,033                  165,053
       GNMA I SF 30 Year, 9.00%, 9/15/25 - 3/15/31 ..........        United States               4,248                    4,734
       GNMA II SF 30 Year, 6.00%, 5/20/31 ...................        United States              35,516                   37,148
       GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38 .........        United States           7,231,198                7,601,991
       GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33 .........        United States             201,413                  216,096
       GNMA II SF 30 Year, 8.00%, 5/20/27 - 7/20/27 .........        United States             212,428                  235,522
                                                                                                                ---------------
                                                                                                                     13,980,295
                                                                                                                ---------------
       TOTAL MORTGAGE-BACKED SECURITIES
          (COST $680,628,111) ...............................                                                       699,065,509
                                                                                                                ---------------


                             94 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 6.6%
(b)    Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 ...........    United Arab Emirates        1,980,000          $     2,017,830
       European Investment Bank, senior note,
          4.50%, 5/15/13 ....................................      Supranational(k)          2,700,000    NOK           428,694
          1612/37, 6.50%, 9/10/14 ...........................      Supranational(k)          1,395,000    NZD           818,706
(f, l) Government of Argentina, senior bond, FRN,
          1.683%, 8/03/12 ...................................          Argentina             2,225,000                  589,069
(g)    Government of Ghana, Reg S, 8.50%, 10/04/17 ..........            Ghana                 300,000                  225,900
       Government of Hungary,
          3.50%, 7/18/16 ....................................           Hungary                110,000    EUR           115,378
          4.375%, 7/04/17 ...................................           Hungary                185,000    EUR           200,999
          5.75%, 6/11/18 ....................................           Hungary                675,000    EUR           801,455
          senior note, 3.875%, 2/24/20 ......................           Hungary                275,000    EUR           278,168
       Government of Indonesia,
          FR19, 14.25%, 6/15/13 .............................          Indonesia         7,995,000,000    IDR           838,399
          FR34, 12.80%, 6/15/21 .............................          Indonesia         9,705,000,000    IDR           944,369
          FR35, 12.90%, 6/15/22 .............................          Indonesia        21,000,000,000    IDR         2,048,418
          FR36, 11.50%, 9/15/19 .............................          Indonesia        12,200,000,000    IDR         1,112,234
          FR40, 11.00%, 9/15/25 .............................          Indonesia        21,230,000,000    IDR         1,795,073
       (g) senior bond, Reg S, 7.75%, 1/17/38 ...............          Indonesia             1,590,000                1,373,680
       (b) senior note, 144A, 11.625%, 3/04/19 ..............          Indonesia             1,540,000                1,878,800
(g)    Government of Iraq, Reg S, 5.80%, 1/15/28 ............            Iraq                  260,000                  141,050
       Government of Korea, senior note, 7.125%, 4/16/19 ....         South Korea            3,090,000                3,169,425
       Government of Mexico, 10.00%,
          12/05/24 ..........................................           Mexico                 400,000(m) MXN         3,437,964
          11/20/36 ..........................................           Mexico                 720,000(m) MXN         6,142,469
       Government of Norway,
          6.00%, 5/16/11 ....................................           Norway               3,600,000    NOK           591,039
          6.50%, 5/15/13 ....................................           Norway              35,500,000    NOK         6,139,335
       Government of Peru,
          7, 8.60%, 8/12/17 .................................            Peru                3,200,000    PEN         1,335,774
          7.84%, 8/12/20 ....................................            Peru                1,100,000    PEN           445,722
       Government of Poland,
          6.25%, 10/24/15 ...................................           Poland               8,465,000    PLN         2,582,667
          0414, 5.75%, 4/25/14 ..............................           Poland               7,440,000    PLN         2,220,061
(b)    Government of Qatar, senior note, 144A,
          6.55%, 4/09/19 ....................................            Qatar               2,010,000                2,085,375
       Government of Russia,
       (b) 144A, 7.50%, 3/31/30 .............................           Russia               2,253,120                2,196,792
       (g) senior bond, Reg S, 7.50%, 3/31/30 ...............           Russia              10,003,200                9,753,120
       Government of South Africa, senior note,
          6.50%, 6/02/14 ....................................        South Africa              195,000                  200,854
          5.875%, 5/30/22 ...................................        South Africa            3,115,000                2,878,790
       Government of Venezuela,
          10.75%, 9/19/13 ...................................          Venezuela               715,000                  575,575
       (g) senior bond, Reg S, 5.375%, 8/07/10 ..............          Venezuela             1,150,000                1,023,557
(b) Government of Vietnam, 144A, 6.875%, 1/15/16 ............           Vietnam                150,000                  145,500
       KfW Bankengruppe, senior note, 6.50%, 11/15/11 .......           Germany              1,099,000    NZD           647,537
       Korea Treasury Bond,
       (d) 0475-1112, 4.75%, 12/10/11 .......................         South Korea       29,296,690,000    KRW        23,629,178
          0525-1209, 5.25%, 9/10/12 .........................         South Korea        1,800,000,000    KRW         1,471,556
          0525-2703, 5.25%, 3/10/27 .........................         South Korea        1,671,344,000    KRW         1,315,063
          0550-1709, 5.50%, 9/10/17 .........................         South Korea        5,190,000,000    KRW         4,314,492


                             Semiannual Report | 95

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
       New South Wales Treasury Corp., senior note, 5.50%,
          01/17 .............................................          Australia             5,095,000    AUD   $     3,698,599
       Nota Do Tesouro Nacional, 10.082%,
          1/01/12 ...........................................           Brazil                   3,300(n) BRL         1,459,470
          1/01/14 ...........................................           Brazil                  21,900(n) BRL         9,141,758
(b)    Peru Enhanced Pass-Through Finance Ltd., senior
          secured bond, A-1, 144A, zero cpn., 5/31/18 .......            Peru                1,307,880                  795,032
       Province of Ontario, 6.25%, 6/16/15 ..................           Canada                 305,000    NZD           173,599
       Queensland Treasury Corp.,
          13, 6.00%, 8/14/13 ................................          Australia               865,000    AUD           656,847
          17, 6.00%, 9/14/17 ................................          Australia             1,730,000    AUD         1,292,487
       (b) 144A, 7.125%, 9/18/17 ............................          Australia             3,320,000    NZD         2,016,017
                                                                                                                ---------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $111,566,927)                                                                                       111,143,876
                                                                                                                ---------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 5.4%
       FHLMC, senior note, 5.00%, 4/18/17 ...................        United States           5,400,000                5,960,714
       FNMA,
          5.50%, 3/15/11 ....................................        United States           5,400,000                5,829,932
          6.625%, 11/15/30 ..................................        United States          18,800,000               23,786,437
          1.75%, 3/23/11 ....................................        United States          10,000,000               10,103,640
       U.S. Treasury Bond, 4.50%, 5/15/38 ...................        United States          14,000,000               15,093,764
(o)    U.S. Treasury Bond, Index Linked, 2.375%, 1/15/25 ....        United States           7,878,684                7,824,518
(o)    U.S. Treasury Note, Index Linked, 2.00%, 1/15/16 .....        United States          14,377,077               14,646,647
(o)    U.S. Treasury Note, Index Linked, 2.125%, 1/15/19 ....        United States           6,917,131                7,228,402
                                                                                                                ---------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $89,876,449) ................................                                                        90,474,054
                                                                                                                ---------------
(f, p) SENIOR FLOATING RATE INTERESTS 1.8%
       AUTOMOBILES & COMPONENTS 0.0%(a)
(h)    Dayco Products LLC (Mark IV), Replacement Term Loan,
          6.06% - 6.75%, 6/23/11 ............................        United States             397,570                   60,828
(d)    Key Safety Systems Inc., Term Loan B, 2.685% - 3.482%,
          3/10/14 ...........................................        United States              47,902                   17,444
                                                                                                                ---------------
                                                                                                                         78,272
                                                                                                                ---------------
       CAPITAL GOODS 0.1%
       RBS Global Inc. (Rexnord),
       (d) Incremental Tranche B-2, 2.438%, 7/22/13 .........        United States             121,308                   95,985
          Term Loan, 3.00% - 3.625%, 7/22/13 ................        United States             571,354                  454,940
       TransDigm Inc., Term Loan B, 3.227%, 6/23/13 .........        United States             194,782                  179,362
                                                                                                                ---------------
                                                                                                                        730,287
                                                                                                                ---------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.1%
       ARAMARK Corp.,
          Synthetic L/C, 2.336%, 1/26/14 ....................        United States              87,838                   80,372
          Term Loan B, 3.095%, 1/26/14 ......................        United States           1,382,625                1,265,102
(d)    Duratek Inc. (EnergySolutions), Term Loan B, 4.15%,
          6/07/13 ...........................................        United States              92,738                   87,174
(d)    EnergySolutions LLC,
          Synthetic L/C, 4.50%, 6/07/13 .....................        United States              12,844                   12,073
          Term Loan B, 4.15%, 6/07/13 .......................        United States             193,295                  181,697


                             96 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
(f, p) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       COMMERCIAL & PROFESSIONAL SERVICES (CONTINUED)
(i)    EnviroSolutions Inc., Initial Term Loan, PIK,
          10.50%, 7/07/12 ...................................        United States             953,583          $       473,216
                                                                                                                ---------------
                                                                                                                      2,099,634
                                                                                                                ---------------
       CONSUMER DURABLES & APPAREL 0.1%
(d)    Jarden Corp.,
          Term Loan B1, 2.97%, 1/24/12 ......................        United States             527,531                  506,693
          Term Loan B2, 2.97%, 1/24/12 ......................        United States             542,770                  521,331
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C,
          2.495%, 12/21/11 ..................................        United States             812,195                  761,433
                                                                                                                ---------------
                                                                                                                      1,789,457
                                                                                                                ---------------
       CONSUMER SERVICES 0.2%
       Education Management LLC, Term Loan C,
          3.00%, 6/01/13 ....................................        United States           1,383,976                1,247,061
(d, i) Kuilima Resort Co. (Turtle Bay), First Lien Term
          Loan, PIK, 9.00%, 9/30/10 .........................        United States           5,540,030                1,385,007
       Penn National Gaming Inc., Term Loan B, 2.18% - 2.99%,
          10/03/12 ..........................................        United States             893,075                  838,002
                                                                                                                ---------------
                                                                                                                      3,470,070
                                                                                                                ---------------
       DIVERSIFIED FINANCIALS 0.0%(a)
       TD Ameritrade Holding Corp., Term Loan B, 1.95%,
          12/31/12 ..........................................        United States             749,643                  711,224
                                                                                                                ---------------
       FOOD, BEVERAGE & TOBACCO 0.0%(a)
       Constellation Brands Inc., Term Loan B, 2.00% -
          2.813%, 6/05/13 ...................................        United States             348,686                  333,120
       Dean Foods Co., Term Loan B, 1.93% - 2.72%, 4/02/14 ..        United States             365,956                  341,915
                                                                                                                ---------------
                                                                                                                        675,035
                                                                                                                ---------------
       HEALTH CARE EQUIPMENT & SERVICES 0.4%
(d)    Bausch and Lomb Inc.,
       (q) Delayed Draw Term Loan, 3.25% - 4.47%, 4/28/15 ...        United States              50,628                   30,406
          Parent Term Loan, 4.47%, 4/28/15 ..................        United States             266,643                  231,779
(d)    Community Health Systems Inc.,
          Delayed Draw Term Loan, 2.678%, 7/25/14 ...........        United States             111,564                  100,978
          Term Loan, 2.678% - 3.506%, 7/25/14 ...............        United States           2,191,988                1,984,000
       DaVita Inc., Term Loan B-1, 1.93% - 2.74%, 10/05/12 ..        United States             942,493                  889,184
(d)    DJO Finance LLC, Term Loan B, 3.428% - 4.22%,
          5/20/14 ...........................................        United States             378,372                  336,940
       Fresenius Medical Care Holdings Inc., Term Loan B,
          2.514% - 2.674%, 3/31/13 ..........................           Germany                991,941                  947,769
       HCA Inc., Term Loan B-1, 3.47%, 11/18/13 .............        United States           1,225,135                1,108,747
       LifePoint Hospitals Inc., Term Loan B,
          2.875%, 4/15/12 ...................................        United States             580,846                  551,699
                                                                                                                ---------------
                                                                                                                      6,181,502
                                                                                                                ---------------
       INSURANCE 0.0%a
(d)    Conseco Inc., Term Loan, 6.50%, 10/10/13 .............        United States             200,000                   84,000
                                                                                                                ---------------
       MATERIALS 0.3%
       Celanese U.S. Holdings LLC, Dollar Term Loan, 2.942%,
          4/02/14 ...........................................        United States           1,638,985                1,459,069
       Georgia-Pacific LLC,
          Additional Term Loan, 2.428% - 3.293%, 12/20/12 ...        United States             437,311                  409,023
          Term Loan B, 2.428% - 3.293%, 12/20/12 ............        United States           1,359,690                1,271,735


                             Semiannual Report | 97

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
(f, p) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       MATERIALS (CONTINUED)
       Nalco Holding Co., Term Loan B, 2.188% - 4.188%,
          11/04/10 ..........................................        United States             204,891          $       202,907
       Novelis Corp., US Term Loan, 3.22%, 7/07/14 ..........        United States             558,584                  401,901
(d)    Rockwood Specialties Group Inc., Term Loan E, 2.178%,
          7/30/12 ...........................................        United States           1,003,933                  905,691
                                                                                                                ---------------
                                                                                                                      4,650,326
                                                                                                                ---------------
       MEDIA 0.3%
(d)    Cinemark USA Inc., Term Loan, 2.19% - 2.99%,
          10/05/13 ..........................................        United States             175,471                  164,139
(d)    CSC Holdings Inc. (Cablevision), Incremental Term
          Loan, 2.198%, 3/29/13 .............................        United States           1,037,105                  962,240
       DIRECTV Holdings LLC, Term Loan B, 1.928%, 4/13/13 ...        United States             544,883                  519,744
       Discovery Communications Inc., Term Loan B, 3.22%,
          5/14/14 ...........................................        United States             686,862                  645,307
       Metro-Goldwyn-Mayer Inc., Term Loan B,
          3.678%, 4/08/12 ...................................        United States             993,091                  487,028
       Regal Cinemas Corp., Term Loan, 4.97%, 10/27/13 ......        United States           1,164,643                1,125,518
(h)    Tribune Co., Incremental Term Loan, 5.25%, 5/14/14 ...        United States           2,018,473                  520,598
       UPC Financing Partnership,
          Term Loan N, 2.315%, 12/31/14 .....................         Netherlands              607,212                  562,430
       (d) Term Loan T, 5.75%, 12/31/16 .....................         Netherlands              329,428                  316,251
                                                                                                                ---------------
                                                                                                                      5,303,255
                                                                                                                ---------------
       SOFTWARE & SERVICES 0.1%
       Affiliated Computer Services Inc.,
          Additional Term Loan, 2.428% - 2.495%, 3/20/13 ....        United States             419,218                  396,278
          Term Loan B, 2.438%, 3/20/13 ......................        United States              16,432                   15,533
       Lender Processing Services Inc., Term Loan B, 2.928%,
          7/02/14 ...........................................        United States              88,527                   86,203
       SunGard Data Systems Inc., New U.S. Term Loan,
          2.219% - 2.991%, 2/28/14 ..........................        United States           1,049,671                  947,473
                                                                                                                ---------------
                                                                                                                      1,445,487
                                                                                                                ---------------
       TELECOMMUNICATION SERVICES 0.1%
       Hawaiian Telecom Communications Inc., Term Loan C,
          4.75%, 6/01/14 ....................................        United States             801,040                  401,187
       Intelsat Corp. (Panamsat),
          Incremental Term Loan B-2-A, 4.75%, 1/03/14 .......        United States              25,984                   23,790
          Incremental Term Loan B-2-B, 4.75%, 1/03/14 .......        United States              25,976                   23,783
          Incremental Term Loan B-2-C, 4.75%, 1/03/14 .......        United States              25,976                   23,783
       (d) Tranche B-2-A, 2.989%, 1/03/14 ...................        United States             237,703                  217,630
       (d) Tranche B-2-B, 2.989%, 1/03/14 ...................        United States             237,630                  217,564
       (d) Tranche B-2-C, 2.989%, 1/03/14 ...................        United States             237,630                  217,564
       NTELOS Inc., Term Loan B-1, 2.68%, 8/24/11 ...........        United States             211,772                  201,924
(d)    Windstream Corp., Tranche B-1, 1.95% - 2.62%,
          7/17/13 ...........................................        United States             238,653                  223,923
                                                                                                                ---------------
                                                                                                                      1,551,148
                                                                                                                ---------------
       UTILITIES 0.1%
       NRG Energy Inc.,
          Credit Link, 1.12%, 2/01/13 .......................        United States             364,438                  340,104
          Term Loan, 2.72%, 2/01/13 .........................        United States             682,087                  636,544
                                                                                                                ---------------
                                                                                                                        976,648
                                                                                                                ---------------
       TOTAL SENIOR FLOATING RATE INTERESTS
          (COST $32,565,209) ................................                                                        29,746,345
                                                                                                                ---------------


                             98 | Semiannual Report

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(c)         VALUE
       --------------------------                               ---------------------   ---------------------   ---------------
       MUNICIPAL BONDS 1.8%
       Bay Area Toll Authority Toll Bridge Revenue, San
          Francisco
       Bay Area, Refunding, Series F1, 5.00%, 4/01/39 .......        United States             990,000          $       974,843
       California State GO, 6.00%, 4/01/38 ..................        United States          15,000,000               15,519,750
       Chicago Board of Education GO, Refunding, Series C,
          Assured Guaranty, 5.25%, 12/01/26 .................        United States           1,060,000                1,114,505
       Chicago GO, Project and Refunding, Series A, FSA
          Insured, 5.00%, 1/01/25 ...........................        United States             775,000                  793,894
       District of Columbia University Revenue, Georgetown
          University, Refunding, Series D, BHAC Insured,
          5.50%, 4/01/36 ....................................        United States             655,000                  678,803
       Energy Northwest Electric Revenue, Columbia Generating
          Station, Refunding, Series A, 5.00%, 7/01/24 ......        United States             655,000                  678,456
       Kentucky State Municipal Power Agency Power System
          Revenue, Prairie State Project, Series A, BHAC
          Insured, 5.25%, 9/01/42 ...........................        United States           1,015,000                1,038,964
       Las Vegas Valley Water District GO, Refunding, Series
          A, MBIA Insured, 5.00%, 6/01/26 ...................        United States             640,000                  645,306
       Lewisville ISD, GO, School Building, 5.00%, 8/15/26 ..        United States             890,000                  935,621
       Los Angeles USD, GO, Series I, 5.00%,
          7/01/26 ...........................................        United States             295,000                  296,381
          7/01/27 ...........................................        United States             315,000                  313,491
       Metropolitan Water District of Southern California
          Waterworks Revenue, Series A, 5.00%, 7/01/37 ......        United States           1,065,000                1,069,888
       MTA Revenue,
          Series B, Assured Guaranty, 5.25%, 11/15/20 .......        United States             705,000                  774,118
          Transportation, Series A, FSA Insured,
             5.50%, 11/15/21 ................................        United States             665,000                  752,009
       Palomar Pomerado Health GO, Election of 2004, Series
          A, MBIA Insured, 5.125%, 8/01/37 ..................        United States           3,395,000                3,199,346
       Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
          8/01/27 ...........................................        United States           1,150,000                  383,674
          8/01/30 ...........................................        United States           1,150,000                  305,475
          8/01/32 ...........................................        United States           1,440,000                  329,357
          8/01/33 ...........................................        United States             760,000                  161,994
       Regional Transportation District Sales Tax Revenue,
          Fastracks Project, Series A, AMBAC Insured,
          5.00%, 11/01/27 ...................................        United States             960,000                  992,688
                                                                                                                ---------------
       TOTAL MUNICIPAL BONDS (COST $30,235,471) .............                                                        30,958,563
                                                                                                                ---------------
       SHORT TERM INVESTMENTS 8.3%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES
          COST ($801,051) 0.1%
(r)    Egypt Treasury Bills, 7/07/09 - 8/18/09 ..............            Egypt               4,375,000    EGP           760,711
                                                                                                                ---------------
       U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $3,999,295) 0.2%
(r, s) U.S. Treasury Bill, 5/28/09 ..........................        United States           4,000,000                3,999,924
                                                                                                                ---------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $1,805,945,276)                                                                                   1,722,624,197
                                                                                                                ---------------

                                                                                                SHARES
                                                                                        ---------------------
       MONEY MARKET FUNDS (COST $134,408,832) 8.0%
(t)    Franklin Institutional Fiduciary Trust Money Market
          Portfolio, 0.04% ..................................        United States         134,408,832              134,408,832
                                                                                                                ---------------


                             Semiannual Report | 99

Franklin Investors Securities Trust

       FRANKLIN TOTAL RETURN FUND                                                                                    VALUE
       --------------------------                                                                               ---------------
       TOTAL INVESTMENTS (COST $1,940,354,108) 110.7% .......                                                   $ 1,857,033,029
       NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE
          CONTRACTS 0.2% ....................................                                                         4,040,736
       OTHER ASSETS, LESS LIABILITIES (10.9)% ...............                                                      (183,251,934)
                                                                                                                ---------------
       NET ASSETS 100.0% ....................................                                                   $ 1,677,821,831
                                                                                                                ===============

See Abbreviations on page 130.

(a)  Rounds to less than 0.1% of net assets.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the aggregate value of these securities was $99,131,082, representing 5.91% of net assets.

(c)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(d) A portion or all of the security purchased on a when-issued, delayed delivery, or TBA basis. See Note 1(d).

(e)  Perpetual bond with no stated maturity date.

(f)  The coupon rate shown represents the rate at period end.

(g) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2009, the aggregate value of these securities was $19,600,377, representing 1.17% of net assets.

(h)  See Note 10 regarding defaulted securities.

(i)  Income may be received in additional securities and/or cash.

(j)  See Note 12 regarding other considerations.

(k) A supranational organization is an entity formed by two or more central governments through international treaties.

(l) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(m)  Principal amount is stated in 100 Mexican Peso Units.

(n)  Principal amount is stated in 1,000 Brazilian Real Units.

(o)  Principal amount of security is adjusted for inflation. See Note 1(k).

(p)  See Note 1(i) regarding senior floating rate interests.

(q)  See Note 11 regarding unfunded loan commitments.

(r)  The security is traded on a discount basis with no stated coupon rate.

(s) Security or a portion of the security has been segregated as collateral for open future contracts. At April 30, 2009, the value of securities pledged amounted to $2,799,916.

(t) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             100 | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2009 (unaudited)

                                                                        FRANKLIN          FRANKLIN       FRANKLIN
                                                                       ADJUSTABLE      FLOATING RATE   LOW DURATION      FRANKLIN
                                                                    U.S. GOVERNMENT    DAILY ACCESS    TOTAL RETURN    TOTAL RETURN
                                                                    SECURITIES FUND        FUND            FUND            FUND
                                                                    ---------------   --------------   ------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................    $1,017,537,501   $1,000,024,355    $79,405,285   $1,805,945,276
      Cost - Sweep Money Fund (Note 7) ..........................        59,841,471      276,901,611      6,531,575      134,408,832
      Cost - Repurchase agreements ..............................        93,554,640       20,865,784             --               --
                                                                     --------------   --------------    -----------   --------------
      Total cost of investments .................................    $1,170,933,612   $1,297,791,750    $85,936,860   $1,940,354,108
                                                                     --------------   --------------    -----------   --------------
      Value - Unaffiliated issuers ..............................    $1,024,143,953   $  844,473,388    $80,656,785   $1,722,624,197
      Value - Sweep Money Fund (Note 7) .........................        59,841,471      276,901,611      6,531,575      134,408,832
      Value - Repurchase agreements .............................        93,554,640       20,865,784             --               --
                                                                     --------------   --------------    -----------   --------------
      Total value of investments ................................     1,177,540,064    1,142,240,783     87,188,360    1,857,033,029
   Cash .........................................................                --        2,395,521        567,314        6,616,969
   Foreign currency, at value (cost $--, $--, $7,271 and $--) ...                --               --          2,637               --
   Receivables:
      Investment securities sold ................................         7,586,124       22,973,376      1,224,627          962,478
      Capital shares sold .......................................        23,567,297        9,841,689      1,331,121        9,267,734
      Interest ..................................................         4,063,547        4,410,453        605,044       17,190,510
      Variation margin ..........................................                --               --         11,844           81,096
   Swaps (premiums paid $--, $--, $605,000 and $7,973,600) ......                --               --        592,421        8,632,322
   Unrealized appreciation on forward exchange contracts
      (Note 9) ..................................................                --               --        119,713        5,997,415
   Unrealized appreciation on swap contracts (Note 8) ...........                --               --         61,987        5,053,815
   Other assets .................................................             1,459            1,735             74          106,844
                                                                     --------------   --------------    -----------   --------------
         Total assets ...........................................     1,212,758,491    1,181,863,557     91,705,142    1,910,942,212
                                                                     --------------   --------------    -----------   --------------
Liabilities:
   Payables:
      Investment securities purchased ...........................                --       56,528,276        840,036      212,025,164
      Capital shares redeemed ...................................         6,409,286        4,892,130        472,260        2,818,274
      Affiliates ................................................           799,279          769,846         48,438          888,825
      Distributions to shareholders .............................           555,396          730,807         25,758        1,256,440
   Swaps (premiums received $--, $--, $301,388 and $935,000) ....                --               --        332,955        1,458,906
   Collateral due to brokers for swaps ..........................                --               --        560,000        6,408,000
   Unrealized depreciation on forward exchange contracts
      (Note 9) ..................................................                --               --         40,578        1,956,679
   Unrealized depreciation on swap contracts (Note 8) ...........                --               --        255,057        5,983,083
   Unrealized depreciation on unfunded loan commitments
      (Note 11) .................................................                --        1,683,839              8              428
   Accrued expenses and other liabilities .......................            59,282          299,075         61,547          324,582
                                                                     --------------   --------------    -----------   --------------
         Total liabilities ......................................         7,823,243       64,903,973      2,636,637      233,120,381
                                                                     --------------   --------------    -----------   --------------
            Net assets, at value ................................    $1,204,935,248   $1,116,959,584    $89,068,505   $1,677,821,831
                                                                     ==============   ==============    ===========   ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 101

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

April 30, 2009 (unaudited)

                                                                       FRANKLIN         FRANKLIN        FRANKLIN
                                                                      ADJUSTABLE      FLOATING RATE   LOW DURATION      FRANKLIN
                                                                   U.S. GOVERNMENT    DAILY ACCESS    TOTAL RETURN    TOTAL RETURN
                                                                   SECURITIES FUND        FUND            FUND            FUND
                                                                   ---------------   --------------   ------------   --------------
Net assets consist of:
   Paid-in capital .............................................   $1,212,696,209    $1,863,993,860   $88,534,881    $1,817,637,370
   Undistributed net investment income (distributions in excess
      of net investment income) ................................         (733,698)          307,338      (242,167)      (26,888,434)
   Net unrealized appreciation (depreciation) ..................        6,606,452      (157,234,806)    1,173,046       (78,397,586)
   Accumulated net realized gain (loss) ........................      (13,633,715)     (590,106,808)     (397,255)      (34,529,519)
                                                                   --------------    --------------   -----------    --------------
      Net assets, at value .....................................   $1,204,935,248    $1,116,959,584   $89,068,505    $1,677,821,831
                                                                   --------------    --------------   -----------    --------------
CLASS A:
   Net assets, at value ........................................   $  928,361,053    $  796,339,305   $88,888,690    $  951,565,438
                                                                   --------------    --------------   -----------    --------------
   Shares outstanding ..........................................      103,791,171       101,243,868     8,996,706       106,483,887
                                                                   --------------    --------------   -----------    --------------
   Net asset value per share(a) ................................   $         8.94    $         7.87   $      9.88    $         8.94
                                                                   --------------    --------------   -----------    --------------
   Maximum offering price per share (net asset value per
      share / 97.75%, 97.75%, 97.75% and 95.75%,
      respectively) ............................................   $         9.15    $         8.05   $     10.11    $         9.34
                                                                   --------------    --------------   -----------    --------------
CLASS B:
   Net assets, at value ........................................               --    $   15,790,029            --    $   22,927,115
                                                                   --------------    --------------   -----------    --------------
   Shares outstanding ..........................................               --         2,009,354            --         2,566,551
                                                                   --------------    --------------   -----------    --------------
   Net asset value and maximum offering price per share(a)......               --    $         7.86            --    $         8.93
                                                                   --------------    --------------   -----------    --------------
CLASS C:
   Net assets, at value ........................................   $  268,538,117    $  177,929,564            --    $  159,118,373
                                                                   --------------    --------------   -----------    --------------
   Shares outstanding ..........................................       30,042,768        22,617,628            --        17,816,998
                                                                   --------------    --------------   -----------    --------------
   Net asset value and maximum offering price per share(a) .....   $         8.94    $         7.87            --    $         8.93
                                                                   --------------    --------------   -----------    --------------
CLASS R:
   Net assets, at value ........................................               --                --            --    $   74,596,553
                                                                   --------------    --------------   -----------    --------------
   Shares outstanding ..........................................               --                --            --         8,348,130
                                                                   --------------    --------------   -----------    --------------
   Net asset value and maximum offering price per share ........               --                --            --    $         8.94
                                                                   --------------    --------------   -----------    --------------
ADVISOR CLASS:
   Net assets, at value ........................................   $    8,036,078    $  126,900,686    $  179,815    $  469,614,352
                                                                   --------------    --------------   -----------    --------------
   Shares outstanding ..........................................          897,802        16,128,587        18,191        52,478,732
                                                                   --------------    --------------   -----------    --------------
   Net asset value and maximum offering price per share ........   $         8.95    $         7.87   $      9.88    $         8.95
                                                                   --------------    --------------   -----------    --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             102 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS

for the six months ended April 30, 2009 (unaudited)

                                                                        FRANKLIN         FRANKLIN        FRANKLIN
                                                                       ADJUSTABLE      FLOATING RATE   LOW DURATION      FRANKLIN
                                                                    U.S. GOVERNMENT    DAILY ACCESS    TOTAL RETURN    TOTAL RETURN
                                                                    SECURITIES FUND        FUND            FUND            FUND
                                                                    ---------------   --------------   ------------   --------------
Investment income:
   Dividends:
      Unaffiliated issuers ......................................     $        --     $     247,607     $       --     $     46,523
      Sweep Money Fund (Note 7) .................................          82,519           324,131          9,048          120,992
   Interest .....................................................      16,725,214        27,070,661      1,018,207       42,350,328
                                                                      -----------     -------------     ----------     ------------
         Total investment income ................................      16,807,733        27,642,399      1,027,255       42,517,843
                                                                      -----------     -------------     ----------     ------------
Expenses:
   Management fees (Note 3a) ....................................       1,689,345         1,691,540        104,228        2,357,091
   Administrative fees (Note 3b) ................................         441,573         1,020,378         53,306        1,440,246
   Distribution fees: (Note 3c)
      Class A ...................................................         878,414           909,810         66,431        1,027,270
      Class B ...................................................              --            75,140             --           68,689
      Class C ...................................................         559,304           538,071             --          397,626
      Class R ...................................................              --                --             --          175,550
   Transfer agent fees (Note 3e) ................................         378,105           685,392         17,860        1,292,551
   Custodian fees (Note 4) ......................................           4,559             9,535            975           71,778
   Reports to shareholders ......................................          41,631            80,781          3,037           95,988
   Registration and filing fees .................................         125,186            74,103         38,361          110,247
   Professional fees ............................................          23,359            99,027         27,724           43,405
   Trustees' fees and expenses ..................................          16,885            23,336            675           33,882
   Other ........................................................          19,526            41,093         19,200           51,200
                                                                      -----------     -------------     ----------     ------------
         Total expenses .........................................       4,177,887         5,248,206        331,797        7,165,523
         Expense reductions (Note 4) ............................          (1,442)           (8,418)           (11)          (1,475)
         Expenses waived/paid by affiliates (Note 3f) ...........              --                --        (92,110)      (1,169,962)
                                                                      -----------     -------------     ----------     ------------
            Net expenses ........................................       4,176,445         5,239,788        239,676        5,994,086
                                                                      -----------     -------------     ----------     ------------
               Net investment income ............................      12,631,288        22,402,611        787,579       36,523,757
                                                                      -----------     -------------     ----------     ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................              --      (105,489,337)      (344,879)     (17,452,662)
      Foreign currency transactions .............................              --                --         92,273       17,455,772
      Futures contracts .........................................              --                --         82,637        4,752,460
      Swap contracts ............................................              --                --        192,783        4,990,016
                                                                      -----------     -------------     ----------     ------------
               Net realized gain (loss) .........................              --      (105,489,337)        22,814        9,745,586
                                                                      -----------     -------------     ----------     ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................       9,102,942       131,050,521      2,246,911      101,024,591
      Translation of other assets and liabilities denominated in
         foreign currencies .....................................              --                --       (183,615)     (19,597,525)
                                                                      -----------     -------------     ----------     ------------
               Net change in unrealized appreciation
                  (depreciation) ................................       9,102,942       131,050,521      2,063,296       81,427,066
                                                                      -----------     -------------     ----------     ------------
Net realized and unrealized gain (loss) .........................       9,102,942        25,561,184      2,086,110       91,172,652
                                                                      -----------     -------------     ----------     ------------
Net increase (decrease) in net assets resulting from
   operations ...................................................     $21,734,230     $  47,963,795     $2,873,689     $127,696,409
                                                                      ===========     =============     ==========     ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 103

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FRANKLIN ADJUSTABLE               FRANKLIN FLOATING RATE
                                                                U.S. GOVERNMENT SECURITIES FUND           DAILY ACCESS FUND
                                                                -------------------------------   ---------------------------------
                                                                SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                                                 APRIL 30, 2009     OCTOBER 31,    APRIL 30, 2009      OCTOBER 31,
                                                                   (UNAUDITED)         2008          (UNAUDITED)          2008
                                                                ----------------   ------------   ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................   $   12,631,288     $ 16,382,281    $   22,402,611    $   77,561,949
      Net realized gain (loss) from investments .............               --            5,333      (105,489,337)      (91,576,104)
      Net change in unrealized appreciation (depreciation) on
         investments ........................................        9,102,942          282,195       131,050,521      (248,029,157)
                                                                --------------     ------------    --------------    --------------
         Net increase (decrease) in net assets resulting from
            operations ......................................       21,734,230       16,669,809        47,963,795      (262,043,312)
                                                                --------------     ------------    --------------    --------------
   Distributions to shareholders from:
   Net investment income:
      Class A ...............................................      (10,936,616)     (15,724,528)      (16,255,638)      (57,170,201)
      Class B ...............................................               --               --          (283,185)       (1,293,184)
      Class C ...............................................       (2,333,404)      (2,143,383)       (3,393,777)      (13,858,643)
      Advisor Class .........................................          (94,035)         (11,921)       (2,458,405)       (5,141,861)
                                                                --------------     ------------    --------------    --------------
   Total distributions to shareholders ......................      (13,364,055)     (17,879,832)      (22,391,005)      (77,463,889)
                                                                --------------     ------------    --------------    --------------
   Capital share transactions: (Note 2)
      Class A ...............................................      334,988,198      254,207,122       (17,540,902)     (332,371,457)
      Class B ...............................................               --               --        (2,009,665)      (16,146,106)
      Class C ...............................................      134,640,503       95,822,320       (13,820,816)     (132,930,220)
      Advisor Class .........................................        3,863,018        4,127,226        30,822,297        31,134,948
                                                                --------------     ------------    --------------    --------------
   Total capital share transactions .........................      473,491,719      354,156,668        (2,549,086)     (450,312,835)
                                                                --------------     ------------    --------------    --------------
   Redemption fees ..........................................               --           18,455                --            10,393
                                                                --------------     ------------    --------------    --------------
         Net increase (decrease) in net assets ..............      481,861,894      352,965,100        23,023,704      (789,809,643)
Net assets:
   Beginning of period ......................................      723,073,354      370,108,254     1,093,935,880     1,883,745,523
                                                                --------------     ------------    --------------    --------------
   End of period ............................................   $1,204,935,248     $723,073,354    $1,116,959,584    $1,093,935,880
                                                                --------------     ------------    --------------    --------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of period ............................................   $     (733,698)    $       (931)   $      307,338    $      295,732
                                                                ==============     ============    ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             104 | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FRANKLIN LOW DURATION                     FRANKLIN
                                                                       TOTAL RETURN FUND                  TOTAL RETURN FUND
                                                                -------------------------------   ---------------------------------
                                                                SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                                                 APRIL 30, 2009     OCTOBER 31,     APRIL 30, 2009     OCTOBER 31,
                                                                   (UNAUDITED)         2008          (UNAUDITED)          2008
                                                                ----------------   ------------   ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................     $   787,579      $   880,098     $   36,523,757    $   62,129,737
      Net realized gain (loss) from investments, foreign
         currency transactions, futures contracts and swap
         contracts ..........................................          22,814          (93,587)         9,745,586       (26,241,743)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies ......       2,063,296       (1,076,736)        81,427,066      (167,280,344)
                                                                  -----------      -----------     --------------    --------------
         Net increase (decrease) in net assets resulting from
            operations ......................................       2,873,689         (290,225)       127,696,409      (131,392,350)
                                                                  -----------      -----------     --------------    --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ............................................      (1,125,305)        (927,764)       (39,401,351)      (40,221,963)
         Class B ............................................              --               --           (945,397)         (976,601)
         Class C ............................................              --               --         (5,443,289)       (4,949,577)
         Class R ............................................              --               --         (3,330,914)       (3,334,074)
         Advisor Class ......................................          (2,105)         (23,907)       (19,849,712)      (16,507,475)
                                                                  -----------      -----------     --------------    --------------
   Total distributions to shareholders ......................      (1,127,410)        (951,671)       (68,970,663)      (65,989,690)
                                                                  -----------      -----------     --------------    --------------
   Capital share transactions: (Note 2)
      Class A ...............................................      51,963,990       19,665,308        137,381,493       215,568,068
      Class B ...............................................              --               --          2,953,589         1,718,251
      Class C ...............................................              --               --         50,272,592        35,032,011
      Class R ...............................................              --               --          3,096,829        21,223,255
      Advisor Class .........................................         102,075           86,659        108,069,310       113,820,897
                                                                  -----------      -----------     --------------    --------------
   Total capital share transactions .........................      52,066,065       19,751,967        301,773,813       387,362,482
                                                                  -----------      -----------     --------------    --------------
   Redemption fees ..........................................              --            2,021                 --            17,114
                                                                  -----------      -----------     --------------    --------------
         Net increase (decrease) in net assets ..............      53,812,344       18,512,092        360,499,559       189,997,556
Net assets:
   Beginning of period ......................................      35,256,161       16,744,069      1,317,322,272     1,127,324,716
                                                                  -----------      -----------     --------------    --------------
   End of period ............................................     $89,068,505      $35,256,161     $1,677,821,831    $1,317,322,272
                                                                  -----------      -----------     --------------    --------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
      End of period .........................................     $  (242,167)     $    97,664     $  (26,888,434)   $    5,558,472
                                                                  ===========      ===========     ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 105

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, four of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A & ADVISOR CLASS                     CLASS A, CLASS C & ADVISOR CLASS
-----------------------                     --------------------------------
Franklin Low Duration Total Return Fund     Franklin Adjustable U.S. Government Securities Fund

CLASS A, CLASS B, CLASS C & ADVISOR CLASS   CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
-----------------------------------------   --------------------------------------------------
Franklin Floating Rate Daily Access Fund    Franklin Total Return Fund

The following summarizes the Funds' significant accounting policies.

A.   SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, municipal securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                            106 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             Semiannual Report | 107

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the funds at period end had been entered into on April 30, 2009. The joint repurchase agreement is valued at cost.

D. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, AND TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FUTURES CONTRACTS

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the fund's custodian/counterparty in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

F. FOREIGN CURRENCY CONTRACTS

When the funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions.


                            108 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. FOREIGN CURRENCY CONTRACTS (CONTINUED)

A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

G. CREDIT DEFAULT SWAPS

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund may purchase or sell credit default swap contracts to manage or gain exposure to credit risk. Credit default swaps are agreements between two parties whereby the buyer receives credit protection and the seller guarantees the credit worthiness of a referenced debt obligation. The buyer pays the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain or loss upon receipt or payment thereof in the Statement of Operations. In return, the buyer would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.

Credit default swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a liability or asset in the Statement of Assets and Liabilities and amortized over the life of the contract as a realized gain or loss. When the swap contract is terminated early, the fund records a realized gain or loss for any payments received or paid.

The risks of credit default swaps include unfavorable changes in interest rates, an illiquid secondary market and the possible inability of the counterparty to fulfill its obligations under the agreement, which may be in excess of the amount reflected in the Statement of Assets and Liabilities. Cash and/or securities are segregated in accounts maintained by the fund's custodian as collateral.


                            Semiannual Report | 109

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. MORTGAGE DOLLAR ROLLS

The Funds may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage-backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

I. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the funds invest are generally readily marketable, but may be subject to some restrictions on resale.

J. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets


                            110 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                            Semiannual Report | 111

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                           FRANKLIN ADJUSTABLE
                                                             U.S. GOVERNMENT            FRANKLIN FLOATING RATE
                                                             SECURITIES FUND              DAILY ACCESS FUND
                                                       ---------------------------   ---------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                       -----------   -------------   -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2009
   Shares sold .....................................    62,483,238   $ 556,554,585    19,555,424   $ 146,562,345
   Shares issued in reinvestment of distributions ..       984,405       8,769,860     1,553,062      11,444,867
   Shares redeemed .................................   (25,878,468)   (230,336,247)  (23,793,544)   (175,548,114)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................    37,589,175   $ 334,988,198    (2,685,058)  $ (17,540,902)
                                                       ===========   =============   ===========   =============
Year ended October 31, 2008
   Shares sold .....................................    45,330,017   $ 402,602,305    26,731,178   $ 249,321,027
   Shares issued in reinvestment of distributions ..     1,368,917      12,161,490     4,323,393      39,679,394
   Shares redeemed .................................   (18,074,814)   (160,556,673)  (67,410,649)   (621,371,878)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................    28,624,120   $ 254,207,122   (36,356,078)  $(332,371,457)
                                                       ===========   =============   ===========   =============
CLASS B SHARES:
Six Months ended April 30, 2009
   Shares sold .....................................                                     160,692   $   1,203,715
   Shares issued in reinvestment of distributions ..                                      30,065         220,858
   Shares redeemed .................................                                    (464,284)     (3,434,238)
                                                                                     -----------   -------------
   Net increase (decrease) .........................                                    (273,527)  $  (2,009,665)
                                                                                     ===========   =============
Year ended October 31, 2008
   Shares sold .....................................                                     279,595   $   2,609,595
   Shares issued in reinvestment of distributions ..                                     103,242         950,053
   Shares redeemed .................................                                  (2,135,194)    (19,705,754)
                                                                                     -----------   -------------
   Net increase (decrease) .........................                                  (1,752,357)  $ (16,146,106)
                                                                                     ===========   =============
CLASS C SHARES:
Six Months ended April 30, 2009
   Shares sold .....................................    19,405,693   $ 172,824,059     3,020,004   $  22,585,241
   Shares issued in reinvestment of distributions ..       203,989       1,816,830       333,711       2,456,100
   Shares redeemed .................................    (4,499,465)    (40,000,386)   (5,294,414)    (38,862,157)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................    15,110,217   $ 134,640,503    (1,940,699)  $ (13,820,816)
                                                       ===========   =============   ===========   =============
Year ended October 31, 2008
   Shares sold .....................................    14,050,831   $ 124,708,844     5,548,177   $  51,926,100
   Shares issued in reinvestment of distributions ..       188,688       1,675,135     1,075,167       9,896,217
   Shares redeemed .................................    (3,443,603)    (30,561,659)  (21,092,906)   (194,752,537)
                                                       -----------   -------------   -----------   -------------
   Net increase (decrease) .........................    10,795,916   $  95,822,320   (14,469,562)  $(132,930,220)
                                                       ===========   =============   ===========   =============


                             112 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         FRANKLIN ADJUSTABLE
                                                           U.S. GOVERNMENT        FRANKLIN FLOATING RATE
                                                           SECURITIES FUND          DAILY ACCESS FUND
                                                       ----------------------   -------------------------
                                                        SHARES       AMOUNT       SHARES        AMOUNT
                                                       --------   -----------   ----------   ------------
ADVISOR CLASS SHARES:
Six Months ended April 30, 2009
   Shares sold .....................................    881,103   $ 7,846,832    5,575,537   $ 41,571,293
   Shares issued in reinvestment of distributions ..      8,995        80,211      302,307      2,233,572
   Shares redeemed .................................   (457,141)   (4,064,025)  (1,734,664)   (12,982,568)
                                                       --------   -----------   ----------   ------------
   Net increase (decrease) .........................    432,957   $ 3,863,018    4,143,180   $ 30,822,297
                                                       ========   ===========   ==========   ============
Year ended October 31, 2008(a)
   Shares sold .....................................    465,349   $ 4,131,712    6,787,882   $ 63,704,976
   Shares issued in reinvestment of distributions ..      1,187        10,533      496,771      4,522,141
   Shares redeemed .................................     (1,691)      (15,019)  (4,009,188)   (37,092,169)
                                                       --------   -----------   ----------   ------------
   Net increase (decrease) .........................    464,845   $ 4,127,226    3,275,465   $ 31,134,948
                                                       ========   ===========   ==========   ============

                                                         FRANKLIN LOW DURATION
                                                           TOTAL RETURN FUND        FRANKLIN TOTAL RETURN FUND
                                                       -------------------------   ---------------------------
                                                         SHARES        AMOUNT         SHARES         AMOUNT
                                                       ----------   ------------   -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2009
   Shares sold .....................................    6,918,762   $ 67,526,837    32,213,786   $ 280,714,345
   Shares issued in reinvestment of distributions ..       90,008        876,999     3,549,006      30,928,487
   Shares redeemed .................................   (1,683,575)   (16,439,846)  (20,015,035)   (174,261,339)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................    5,325,195   $ 51,963,990    15,747,757   $ 137,381,493
                                                       ==========   ============   ===========   =============
Year ended October 31, 2008
   Shares sold .....................................    3,498,413   $ 34,600,717    44,337,225   $ 430,078,325
   Shares issued in reinvestment of distributions ..       61,187        604,096     3,169,808      30,365,396
   Shares redeemed .................................   (1,580,515)   (15,539,505)  (25,706,207)   (244,875,653)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................    1,979,085   $ 19,665,308    21,800,826   $ 215,568,068
                                                       ==========   ============   ===========   =============
CLASS B SHARES:
Six Months ended April 30, 2009
   Shares sold .....................................                                 1,108,980   $   9,688,860
   Shares issued in reinvestment of distributions ..                                    82,655         720,151
   Shares redeemed .................................                                  (854,718)     (7,455,422)
                                                                                     ---------   -------------
   Net increase (decrease) .........................                                   336,917   $   2,953,589
                                                                                     =========   =============
Year ended October 31, 2008
   Shares sold .....................................                                   963,738   $   9,287,696
   Shares issued in reinvestment of distributions ..                                    76,219         731,940
   Shares redeemed .................................                                  (869,648)     (8,301,385)
                                                                                     ---------   -------------
   Net increase (decrease) .........................                                   170,309   $   1,718,251
                                                                                     =========   =============

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Adjustable U.S. Government Securities Fund.


                             Semiannual Report | 113

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        FRANKLIN LOW DURATION
                                                          TOTAL RETURN FUND     FRANKLIN TOTAL RETURN FUND
                                                       ----------------------   -------------------------
                                                        SHARES       AMOUNT        SHARES        AMOUNT
                                                       --------   -----------   -----------   ------------
CLASS C SHARES:
Six Months ended April 30, 2009
   Shares sold .....................................                              8,328,740   $ 72,502,350
   Shares issued in reinvestment of distributions ..                                482,149      4,202,024
   Shares redeemed .................................                             (3,039,088)   (26,431,782)
                                                                                 ----------   ------------
   Net increase (decrease) .........................                              5,771,801   $ 50,272,592
                                                                                 ==========   ============
Year ended October 31, 2008
   Shares sold .....................................                              7,570,823   $ 73,400,411
   Shares issued in reinvestment of distributions ..                                379,146      3,629,812
   Shares redeemed .................................                             (4,424,080)   (41,998,212)
                                                                                 ----------   ------------
   Net increase (decrease) .........................                              3,525,889   $ 35,032,011
                                                                                 ==========   ============
CLASS R SHARES:
Six Months ended April 30, 2009
   Shares sold .....................................                              1,789,763   $ 15,598,116
   Shares issued in reinvestment of distributions ..                                324,373      2,826,079
   Shares redeemed .................................                             (1,760,997)   (15,327,366)
                                                                                 ----------   ------------
   Net increase (decrease) .........................                                353,139   $  3,096,829
                                                                                 ==========   ============
Year ended October 31, 2008
   Shares sold .....................................                              4,646,052   $ 45,076,063
   Shares issued in reinvestment of distributions ..                                291,877      2,796,395
   Shares redeemed .................................                             (2,784,227)   (26,649,203)
                                                                                 ----------   ------------
   Net increase (decrease) .........................                              2,153,702   $ 21,223,255
                                                                                 ==========   ============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2009
   Shares sold .....................................     10,295   $   101,227    17,823,098   $ 155,038,206
   Shares issued in reinvestment of distributions ..        209         2,037     1,927,966      16,820,792
   Shares redeemed .................................       (122)       (1,189)   (7,350,999)    (63,789,688)
                                                       --------   -----------    ----------   -------------
   Net increase (decrease) .........................     10,382   $   102,075    12,400,065   $ 108,069,310
                                                       ========   ===========    ==========   =============
Year ended October 31, 2008(a)
   Shares sold .....................................    561,358   $ 5,551,066    16,159,792   $ 153,681,720
   Shares issued in reinvestment of distributions ..      2,328        22,960     1,213,934      11,603,054
   Shares redeemed .................................   (555,877)   (5,487,367)   (5,564,488)    (51,463,877)
                                                       --------   -----------    ----------   -------------
   Net increase (decrease) .........................      7,809   $    86,659    11,809,238   $ 113,820,897
                                                       ========   ===========    ==========   =============

(a) For the period May 15, 2008 (effective date) to October 31, 2008 for the Franklin Low Duration Total Return Fund.


                             114 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Advisors, Inc. (Advisers)                              Administrative manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
       0.400%         Up to and including $5 billion
       0.350%         Over $5 billion, up to and including $10 billion
       0.330%         Over $10 billion, up to and including $15 billion
       0.300%         In excess of $15 billion

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                         NET ASSETS
-------------------   -----------------------------------------------------
       0.450%         Up to and including $500 million
       0.350%         Over $500 million, up to and including $1 billion
       0.300%         Over $1 billion, up to and including $1.5 billion
       0.250%         Over $1.5 billion, up to and including $6.5 billion
       0.225%         Over $6.5 billion, up to and including $11.5 billion
       0.200%         Over $11.5 billion, up to and including $16.5 billion
       0.190%         Over $16.5 billion, up to and including $19 billion
       0.180%         Over $19 billion, up to and including $21.5 billion
       0.170%         In excess of $21.5 billion


                             Semiannual Report | 115

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

ANNUALIZED FEE RATE                         NET ASSETS
-------------------   -----------------------------------------------------
       0.425%         Up to and including $500 million
       0.325%         Over $500 million, up to and including $1 billion
       0.280%         Over $1 billion, up to and including $1.5 billion
       0.235%         Over $1.5 billion, up to and including $6.5 billion
       0.215%         Over $6.5 billion, up to and including $11.5 billion
       0.200%         Over $11.5 billion, up to and including $16.5 billion
       0.190%         Over $16.5 billion, up to and including $19 billion
       0.180%         Over $19 billion, up to and including $21.5 billion
       0.170%         In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin Total Return Fund and receives from Advisers fees based on the average daily net assets of the fund.

B. ADMINISTRATIVE FEES

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the fund's average daily net assets as follows:

ANNUALIZED FEE RATE                      NET ASSETS
-------------------   ------------------------------------------------
       0.100%         Up to and including $5 billion
       0.090%         Over $5 billion, up to and including $10 billion
       0.080%         In excess of $10 billion

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 2, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and


                             116 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

distribution of each Fund's shares up to the maximum annual plan rate for each class. This change was effective February 1, 2009. Prior to February 1, 2009, under the Franklin Floating Rate Daily Access Fund and the Franklin Low Duration Total Return Fund Class A compensation distribution plan, the funds paid Distributors for costs incurred in connection with the servicing, sale and distribution of the funds' shares up to a certain percentage per year of their average daily net assets.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                FRANKLIN        FRANKLIN      FRANKLIN
                                               ADJUSTABLE       FLOATING    LOW DURATION     FRANKLIN
                                            U.S. GOVERNMENT    RATE DAILY   TOTAL RETURN   TOTAL RETURN
                                            SECURITIES FUND   ACCESS FUND       FUND           FUND
                                            ---------------   -----------   ------------   ------------
Reimbursement Plans:
   Class A ..............................        0.25%           0.25%          0.25%          0.25%
Compensation Plans:
   Class B ..............................          --            1.00%            --           0.65%
   Class C ..............................        0.65%           0.65%            --           0.65%
   Class R ..............................          --              --             --           0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                FRANKLIN        FRANKLIN      FRANKLIN
                                               ADJUSTABLE       FLOATING    LOW DURATION     FRANKLIN
                                            U.S. GOVERNMENT    RATE DAILY   TOTAL RETURN   TOTAL RETURN
                                            SECURITIES FUND   ACCESS FUND       FUND           FUND
                                            ---------------   -----------   ------------   ------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..       $127,139        $15,490        $28,168       $418,430
Contingent deferred sales charges
   retained .............................       $ 79,376        $33,953        $19,940       $ 26,190

E. TRANSFER AGENT FEES

For the period ended April 30, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                FRANKLIN        FRANKLIN      FRANKLIN
                                               ADJUSTABLE       FLOATING    LOW DURATION     FRANKLIN
                                            U.S. GOVERNMENT    RATE DAILY   TOTAL RETURN   TOTAL RETURN
                                            SECURITIES FUND   ACCESS FUND       FUND           FUND
                                            ---------------   -----------   ------------   ------------
Transfer agent fees .....................       $248,073        $461,487       $15,770       $746,673


                             Semiannual Report | 117

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers and FT Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2010 for the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After February 28, 2010, Advisers and FT Services may discontinue this waiver at any time upon notice to the fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At April 30, 2009, Advisers or the investment companies managed by Advisers owned 13.85% of Franklin Total Return Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2009, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2008, the capital loss carryforwards were as follows:

                                                FRANKLIN        FRANKLIN       FRANKLIN
                                               ADJUSTABLE       FLOATING     LOW DURATION     FRANKLIN
                                            U.S. GOVERNMENT    RATE DAILY    TOTAL RETURN   TOTAL RETURN
                                            SECURITIES FUND    ACCESS FUND       FUND           FUND
                                            ---------------   ------------   ------------   ------------
Capital loss carryforwards expiring in:
   2009 .................................     $ 1,279,055     $         --     $     --      $ 1,361,562
   2010 .................................              --      192,099,191           --          550,214
   2011 .................................         585,362      108,452,146           --               --
   2012 .................................       1,039,514       74,147,691           --               --
   2013 .................................       2,782,773               --       38,924          466,273
   2014 .................................       3,962,538               --      108,726        5,783,491
   2015 .................................       2,492,027       17,905,138       18,880        1,438,217
   2016 .................................       1,492,445       91,562,953      214,941       35,256,332
                                              -----------     ------------     --------      -----------
                                              $13,633,714     $484,167,119     $381,471      $44,856,089
                                              ===========     ============     ========      ===========


                             118 | Semiannual Report

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

At April 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                FRANKLIN         FRANKLIN        FRANKLIN
                                               ADJUSTABLE        FLOATING      LOW DURATION      FRANKLIN
                                            U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN    TOTAL RETURN
                                            SECURITIES FUND     ACCESS FUND        FUND            FUND
                                            ---------------   --------------   ------------   --------------
Cost of investments .....................   $1,170,933,612    $1,298,983,605   $86,084,907    $1,942,398,689
                                            --------------    --------------   -----------    --------------
Unrealized appreciation .................   $   10,883,300    $    6,193,701   $ 1,842,332    $   46,442,422
Unrealized depreciation .................       (4,276,848)     (162,936,523)     (738,879)     (131,808,082)
                                            --------------    --------------   -----------    --------------
Net unrealized appreciation
   (depreciation) .......................   $    6,606,452    $ (156,742,822)  $ 1,103,453    $  (85,365,660)
                                            ==============    ==============   ===========    ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums, and swaps.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, paydown losses, bond discounts and premiums, and swaps.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2009, were as follows:

                                                FRANKLIN        FRANKLIN       FRANKLIN
                                               ADJUSTABLE       FLOATING     LOW DURATION      FRANKLIN
                                            U.S. GOVERNMENT    RATE DAILY    TOTAL RETURN    TOTAL RETURN
                                            SECURITIES FUND    ACCESS FUND       FUND            FUND
                                            ---------------   ------------   -----------    --------------
Purchases ...............................     $573,974,804    $155,908,517    $53,385,179   $1,631,713,796
Sales ...................................     $ 64,560,301    $276,155,481    $ 7,472,057   $1,474,014,518

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             Semiannual Report | 119

Franklin Investors Securities Trust

8. CREDIT DEFAULT SWAPS

At April 30, 2009, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following credit default swap contracts outstanding:

                                                    PERIODIC
                          COUNTER-     NOTIONAL      PAYMENT  EXPIRATION   UNREALIZED    UNREALIZED
                          PARTY(a)     AMOUNT(b)      RATE       DATE     APPRECIATION  DEPRECIATION    PERFORMANCE     RATING(c)
                          --------  --------------  --------  ----------  ------------  ------------  ---------------  ----------
FRANKLIN LOW DURATION TOTAL RETURN FUND
CONTRACTS TO BUY PROTECTION
SINGLE NAME
Aetna Inc. .............    MLCO       100,000        0.62%     3/20/13    $    1,074   $        --
Case New Holland Inc. ..    FBCO       500,000        8.75%     3/20/14            --        (5,165)
Cox Communications
   Inc. ................    JPHQ       200,000        0.98%     6/20/13            --        (1,372)
Embarq Corp. ...........    FBCO     1,000,000        1.10%     6/20/13            --        (9,382)
K.Hovnanian Enterprises
   Inc. ................    FBCO       500,000        5.00%     3/20/14            --       (29,202)
K.Hovnanian Enterprises
   Inc. ................    JPHQ       500,000        5.00%     3/20/14            --       (66,073)
Marsh & McLennan Cos.
   Inc. ................    FBCO       500,000        0.65%     9/20/10            --        (1,145)
Motorola Inc. ..........    SBSH     1,000,000        5.97%    12/20/11            --      (101,622)
Standard Pacific
   Corp. ...............    SBSH       500,000        5.00%     6/20/11            --        (7,905)
Teco Finance Inc. ......    FBCO     1,000,000        2.80%     6/20/11            --       (16,234)
Textron Financial
   Corp. ...............    MLCO       250,000        0.27%    12/20/10        26,797            --
The Interpublic Group of
   Cos. Inc. ...........    SBSH       200,000        4.89%    12/20/09           875            --
Viacom Inc. ............    MLCO       100,000        0.45%     6/20/11         1,573            --

CONTRACTS TO SELL PROTECTION(d)
SINGLE NAME
                                                                                                          Default/
Time Warner Cable                                                                                        Bankruptcy/
   Inc. ................    JPHQ       200,000        1.83%     6/20/13            --          (886)   Restructuring        BBB
                                                                                                          Default/
UnitedHealth Group                                                                                      Bankruptcy/
   Inc. ................    MLCO       200,000        0.88%     3/20/13            --        (8,065)   Restructuring         A-

TRADED INDEX
                                                                                                      Failure to pay/   Investment
CDX.NA.IG.12 ...........    FBCO     2,000,000        1.00%     6/20/14        31,668            --      Bankruptcy        Grade
                                                                                                                            Non
                                                                                                      Failure to pay/   Investment
LCDX.NA.10 .............    FBCO       900,000        3.25%     6/20/13            --        (8,006)     Bankruptcy        Grade
                                                                           ----------   -----------
Unrealized appreciation (depreciation) on credit default swaps                 61,987       (255,057)
                                                                           ----------   -----------
Net unrealized appreciation (depreciation) on credit default swaps                      $  (193,070)
                                                                                        ===========
FRANKLIN TOTAL RETURN FUND
CONTRACTS TO BUY PROTECTION
SINGLE NAME
Aetna Inc. .............    JPHQ     2,850,000        0.58%     3/20/13    $   34,812   $        --
Aetna Inc. .............    MLCO     5,000,000        0.62%     3/20/13        53,700            --
American International
   Group Inc. ..........    MLCO     3,020,000        5.00%    12/20/13       375,081            --
Capital One Financial
   Corp. ...............    GSCO     8,400,000        1.95%     3/20/18       271,179            --
Case New Holland Inc. ..    FBCO     4,500,000        8.75%     3/20/14            --       (46,482)


                            120 | Semiannual Report

Franklin Investors Securities Trust

8. CREDIT DEFAULT SWAPS (CONTINUED)

                                                    PERIODIC
                          COUNTER-     NOTIONAL      PAYMENT  EXPIRATION   UNREALIZED    UNREALIZED
                          PARTY(a)     AMOUNT(b)      RATE       DATE     APPRECIATION  DEPRECIATION    PERFORMANCE     RATING(c)
                          --------  --------------  --------  ----------  ------------  ------------  ---------------  ----------
FRANKLIN TOTAL RETURN FUND (continued)
CONTRACTS TO BUY PROTECTION (continued)
SINGLE NAME (continued)
Centex Corp. ...........    MLCO    10,000,000        4.30%     3/20/11    $       --   $  (443,887)
Centex Corp. ...........    GSCO     3,750,000        4.00%     3/20/12            --      (223,374)
Centex Corp. ...........    GSCO     5,000,000        4.70%     9/20/12            --      (464,126)
Cox Communications
   Inc. ................    GSCO    10,000,000        0.98%     6/20/13            --       (68,586)
Crown European Holdings
   SA ..................    SBSH    10,000,000 EUR    2.00%     9/20/11       159,626            --
Embarq Corp. ...........    FBCO     4,000,000        1.10%     6/20/13            --       (37,527)
Embarq Corp. ...........    FBCO     5,000,000        2.41%     6/20/13            --      (303,136)
iStar Financial Inc. ...    FBCO     3,600,000        2.92%     3/20/18     2,048,625            --
K.Hovnanian Enterprises
   Inc. ................    FBCO     2,500,000        5.00%     3/20/14            --      (146,011)
K.Hovnanian Enterprises
   Inc. ................    GSCO     5,000,000        5.00%     3/20/14            --      (653,307)
K.Hovnanian Enterprises
   Inc. ................    JPHQ     1,500,000        5.00%     3/20/14            --      (198,218)
Motorola Inc. ..........    SBSH     4,000,000        5.97%    12/20/11            --      (406,489)
Pulte Homes Inc. .......    MLCO     3,000,000        2.96%     9/20/11            --       (60,371)
Smithfield Foods Inc. ..    GSCO     5,000,000        5.00%     6/20/13            --      (162,500)
Standard Pacific
   Corp. ...............    SBSH     4,500,000        5.00%     6/20/11            --       (71,149)
Teco Finance Inc. ......    FBCO     7,315,000        2.80%     6/20/11            --      (118,750)
Textron Financial
   Corp. ...............    MLCO    16,750,000        0.27%    12/20/10     1,795,391            --
The Interpublic Group
   of Cos. Inc. ........    SBSH     9,800,000        4.89%    12/20/09        42,875            --
Viacom Inc. ............    MLCO    10,000,000        0.35%     6/20/11       178,142            --
Viacom Inc. ............    MLCO     6,000,000        0.45%     6/20/11        94,384            --

CONTRACTS TO SELL PROTECTION(d)
SINGLE NAME
                                                                                                          Default/
Capital One Financial                                                                                   Bankruptcy/
   Corp. ...............    GSCO    14,030,000        2.60%     3/20/13            --      (204,642)   Restructuring      BBB+
                                                                                                          Default/
                                                                                                        Bankruptcy/
iStar Financial Inc. ...    FBCO     3,600,000        4.00%     3/20/13            --    (1,809,000)   Restructuring       BB
                                                                                                          Default/
Time Warner Cable                                                                                       Bankruptcy/
   Inc. ................    GSCO    10,000,000        1.83%     6/20/13            --       (44,307)   Restructuring      BBB
                                                                                                          Default/
UnitedHealth Group                                                                                      Bankruptcy/
   Inc. ................    JPHQ     2,850,000        0.85%     3/20/13            --      (117,970)   Restructuring       A-
                                                                                                          Default/
UnitedHealth Group                                                                                      Bankruptcy/
   Inc. ................    MLCO    10,000,000        0.88%     3/20/13            --      (403,251)   Restructuring       A-


                            Semiannual Report | 121

Franklin Investors Securities Trust

8. CREDIT DEFAULT SWAPS (CONTINUED)

                                                    PERIODIC
                          COUNTER-     NOTIONAL      PAYMENT  EXPIRATION   UNREALIZED    UNREALIZED
                          PARTY(a)     AMOUNT(b)      RATE       DATE     APPRECIATION  DEPRECIATION    PERFORMANCE     RATING(c)
                          --------  --------------  --------  ----------  ------------  ------------  ---------------  ----------
FRANKLIN TOTAL RETURN FUND (continued)
CONTRACTS TO SELL PROTECTION(d) (continued)
TRADED INDEX
LCDX.NA.12 .............    FBCO     5,000,000        5.00%     6/20/14    $       --   $        --   Failure to pay/      Non
                                                                                                         Bankruptcy    Investment
                                                                                                                          Grade
                                                                           ----------   -----------
Unrealized appreciation (depreciation) on credit default swaps              5,053,815    (5,983,083)
                                                                           ----------   -----------
Net unrealized appreciation (depreciation) on credit default swaps                      $  (929,268)
                                                                                        ===========

(a) Positions are generally not collateralized if the unrealized appreciation (depreciation) is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for each fund. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end:

                                            FRANKLIN LOW DURATION   FRANKLIN TOTAL
                                              TOTAL RETURN FUND       RETURN FUND
                                            ---------------------   --------------
COUNTERPARTY                                     COLLATERAL POSTED (RECEIVED)
------------                                --------------------------------------
    FBCO                                          $      --          $  (829,984)
    GSCO                                                 --           (2,380,000)
    JPHQ                                           (290,000)            (550,000)
    MLCO                                           (270,000)          (2,850,000)
    SBSH                                           (139,141)            (628,000)
                                                  ---------          -----------
Total collateral for credit default swaps
   by fund                                        $(699,141)         $(7,237,984)
                                                  =========          ===========

(b) In U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

(c) Based on Standard and Poor's (S&P) Rating for single name swaps and internal rating for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

(d) The funds enter contracts to sell protection to create a long credit position.

See Abbreviations on page 130.

9. FINANCIAL FUTURES AND FORWARD EXCHANGE CONTRACTS

At April 30, 2009, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following financial futures contracts outstanding:

                                                                                 UNREALIZED
                                          NUMBER OF   DELIVERY     CONTRACT     APPRECIATION
                                          CONTRACTS     DATE      FACE VALUE   (DEPRECIATION)
                                          ---------   --------   -----------   --------------
FRANKLIN LOW DURATION TOTAL RETURN FUND
CONTRACTS TO BUY
U.S. Treasury 2 Year Note .............       70       6/30/09   $14,000,000     $   52,045
CONTRACTS TO SELL
U.S. Treasury 5 Year Note .............       18       6/30/09     1,800,000        (13,404)
U.S. Treasury 10 Year Note ............       15       6/19/09     1,500,000            (37)


                            122 | Semiannual Report

Franklin Investors Securities Trust

9. FINANCIAL FUTURES AND FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                                 UNREALIZED
                                          NUMBER OF   DELIVERY     CONTRACT     APPRECIATION
                                          CONTRACTS     DATE      FACE VALUE   (DEPRECIATION)
                                          ---------   --------   -----------   --------------
FRANKLIN TOTAL RETURN FUND
CONTRACTS TO BUY
U.S. Treasury 2 Year Note ................   315       6/30/09   $63,000,000     $  413,723
U.S. Treasury 5 Year Note ................   930       6/30/09    93,000,000       (101,427)
CONTRACTS TO SELL
U.S. Treasury Bond .......................   220       6/19/09    22,000,000      1,279,988
U.S. Treasury 10 Year Note ...............    80       6/19/09     8,000,000        196,050

At April 30, 2009, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following forward exchange contracts outstanding:

                                                   CONTRACT       SETTLEMENT    UNREALIZED     UNREALIZED
                                                  AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                             ------------------   ----------   ------------   ------------
FRANKLIN LOW DURATION TOTAL RETURN FUND
CONTRACTS TO BUY
     2,956,500   Japanese Yen ............           18,346 EUR     6/24/09     $    5,752    $         --
        24,000   Chinese Yuan ............            2,500 EUR     9/18/09            236              --
       149,700   Chinese Yuan ............           15,642 EUR     9/23/09          1,414              --
        67,000   Chinese Yuan ............            6,904 EUR     9/24/09            761              --
        90,000   Malaysian Ringgit .......           18,399 EUR     9/30/09            902              --
        58,724   Chinese Yuan ............            6,231 EUR    10/15/09            438              --
        19,095   Chinese Yuan ............            2,761        10/23/09             61              --
        37,968   Chinese Yuan ............            5,460        10/26/09            151              --
        18,971   Chinese Yuan ............            2,708        10/27/09             95              --
       430,000   United States Dollar ....          647,494 SGD     2/08/10             --          (7,506)
       462,000   Malaysian Ringgit .......          126,489         2/17/10          2,873              --
     1,355,000   Indian Rupee ............           26,187         4/09/10            467              --
     2,905,000   Indian Rupee ............           56,103         4/12/10          1,031              --
     1,951,000   Indian Rupee ............           37,397         4/13/10            972              --
     1,915,000   Indian Rupee ............           37,395         4/15/10            263              --
     1,630,000   Indian Rupee ............           31,876         4/19/10            171              --
    37,334,000   Chilean Peso ............           63,693         4/26/10             81              --
     1,361,000   Indian Rupee ............           26,263         4/26/10            486              --
    29,522,000   Chilean Peso ............           50,452         4/27/10             --             (25)
    29,628,000   Chilean Peso ............           50,452         4/27/10            156              --
       194,000   Indian Rupee ............            3,749         4/27/10             64              --
    53,544,000   Chilean Peso ............           90,813         4/28/10            644              --
       963,000   Indian Rupee ............           18,754         4/28/10            171              --
       964,000   Indian Rupee ............           18,755         4/30/10            188              --
CONTRACTS TO SELL
   144,200,000   Indonesian Rupiah .......           13,138         5/29/09             --            (397)
       121,000   Mexican Peso ............            8,677         5/29/09             --             (43)
       312,797   New Zealand Dollar ......          174,123         5/29/09             --          (2,357)
       122,000   Mexican Peso ............            8,665         7/31/09             --             (40)


                            Semiannual Report | 123

Franklin Investors Securities Trust

9. FINANCIAL FUTURES AND FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                  CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                  AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                             ------------------   ----------   ------------   ------------
FRANKLIN LOW DURATION TOTAL RETURN FUND (CONTINUED)
CONTRACTS TO SELL (CONTINUED)
       199,491   New Zealand Dollar ......          110,806         7/31/09     $       --    $     (1,368)
       141,629   New Zealand Dollar ......           79,147         8/03/09             --            (478)
        55,442   New Zealand Dollar ......           31,659         8/03/09            490              --
       119,000   Brazilian Real ..........           52,769         8/04/09             --            (380)
       224,696   New Zealand Dollar ......          126,514         8/04/09             --          (1,018)
       289,180   New Zealand Dollar ......    1,947,713,448 IDR     8/04/09         17,245              --
     1,253,000   Singapore Dollar ........          824,966         3/23/10             --         (21,730)
Unrealized appreciation (depreciation) on offsetting forward exchange
   contracts ...............................................................        84,601          (5,236)
                                                                                ----------    ------------
Unrealized appreciation (depreciation) on forward exchange contracts .......       119,713         (40,578)
                                                                                ----------    ------------
   Net unrealized appreciation (depreciation) on forward exchange
      contracts ............................................................    $   79,135
                                                                                ----------
FRANKLIN TOTAL RETURN FUND
CONTRACTS TO BUY
   196,307,052   Indian Rupee ............       50,419,174 MXN     5/15/09     $  298,583    $         --
   215,824,500   Japanese Yen ............        1,339,277 EUR     6/24/09        419,886              --
    20,369,637   Russian Ruble ...........        1,213,924 NZD     8/12/09             --         (85,985)
    20,183,315   Russian Ruble ...........        1,205,982 NZD     8/14/09             --         (87,268)
     1,016,000   Chinese Yuan ............          105,833 EUR     9/18/09          9,992              --
     6,329,900   Chinese Yuan ............          661,411 EUR     9/23/09         59,787              --
     2,824,000   Chinese Yuan ............          290,999 EUR     9/24/09         32,088              --
    36,349,888   Russian Ruble ...........        1,729,247 AUD     9/24/09             --        (195,127)
    55,943,933   Russian Ruble ...........        2,689,034 AUD     9/28/09             --        (321,764)
    12,560,000   Malaysian Ringgit .......        2,567,720 EUR     9/30/09        125,942              --
13,930,596,086   Vietnamese Dong .........        1,131,226 AUD    10/07/09             --         (49,834)
     4,599,206   Chinese Yuan ............          993,714 AUD    10/13/09             --         (35,500)
     2,487,166   Chinese Yuan ............          263,918 EUR    10/15/09         18,570              --
     4,732,477   Chinese Yuan ............        1,004,920 AUD    10/19/09             --         (23,436)
     3,007,421   Chinese Yuan ............          434,787        10/23/09          9,583              --
     5,097,153   Chinese Yuan ............          732,967        10/26/09         20,288              --
     3,049,528   Chinese Yuan ............          435,336        10/27/09         15,344              --
    14,500,000   United States Dollar ....       21,834,100 SGD     2/08/10             --        (253,096)
    21,721,000   Malaysian Ringgit .......        5,946,886         2/17/10        135,090              --
    16,152,000   Indian Rupee ............          312,152         4/09/10          5,561              --
    34,636,000   Indian Rupee ............          668,907         4/12/10         12,292              --
    23,264,000   Indian Rupee ............          445,927         4/13/10         11,593              --
    22,836,000   Indian Rupee ............          445,929         4/15/10          3,130              --
    19,437,000   Indian Rupee ............          380,110         4/19/10          2,036              --
   711,116,000   Chilean Peso ............        1,213,177         4/26/10          1,535              --
    16,221,000   Indian Rupee ............          313,017         4/26/10          5,792              --
   562,321,000   Chilean Peso ............          960,986         4/27/10             --            (473)
   564,340,000   Chilean Peso ............          960,988         4/27/10          2,974              --
     2,314,000   Indian Rupee ............           44,715         4/27/10            762              --
 1,019,896,000   Chilean Peso ............        1,729,777         4/28/10         12,272              --
    11,481,000   Indian Rupee ............          223,583         4/28/10          2,044              --
    11,492,000   Indian Rupee ............          223,580         4/30/10          2,242              --


                            124 | Semiannual Report

Franklin Investors Securities Trust

9. FINANCIAL FUTURES AND FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                  CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                  AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                             ------------------   ----------   ------------   ------------
FRANKLIN TOTAL RETURN FUND (CONTINUED)
CONTRACTS TO SELL
 5,179,500,000   Indonesian Rupiah .......          471,870         5/29/09     $       --    $   (14,236)
     8,714,000   Mexican Peso ............          624,883         5/29/09             --         (3,082)
     5,936,319   New Zealand Dollar ......        3,304,561         5/29/09             --        (44,726)
     8,798,000   Mexican Peso ............          624,907         7/31/09             --         (2,867)
     3,785,973   New Zealand Dollar ......        2,102,902         7/31/09             --        (25,950)
     2,687,860   New Zealand Dollar ......        1,502,073         8/03/09             --         (9,068)
     1,052,185   New Zealand Dollar ......          600,829         8/03/09          9,280             --
     2,971,000   Brazilian Real ..........        1,317,458         8/04/09             --         (9,499)
     4,264,324   New Zealand Dollar ......        2,401,009         8/04/09             --        (19,326)
     3,276,627   New Zealand Dollar ......   22,069,065,564 IDR     8/04/09        195,404             --
     1,139,367   New Zealand Dollar ......   13,807,414,869 VND     8/14/09        122,600             --
    16,171,000   Singapore Dollar ........       10,646,871         3/23/10             --       (280,462)
    11,680,000   Euro ....................       15,190,074         4/26/10             --       (251,188)
Unrealized appreciation (depreciation) on offsetting forward exchange
   contracts ...............................................................     4,462,745       (243,792)
                                                                                ----------    ------------
Unrealized appreciation (depreciation) on forward exchange contracts .......     5,997,415     (1,956,679)
                                                                                ----------    ------------
   Net unrealized appreciation (depreciation) on forward exchange
      contracts ............................................................    $4,040,736
                                                                                ----------

(a)  In U.S. dollars unless otherwise indicated.

See Abbreviations on page 130.

10. CREDIT RISK AND DEFAULTED SECURITIES

At April 30, 2009, the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund had 67.50% and 9.27%, respectively, of their portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2009, the aggregate value of these securities for the Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund, and the Franklin Total Return Fund was $8,741,852, $74,750, and $5,067,427, respectively, representing 0.78%, 0.08%, and 0.30%, respectively, of each fund's net assets. The funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statements of Investments.


                            Semiannual Report | 125

Franklin Investors Securities Trust

11. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The funds are obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statements of Investments.

At April 30, 2009, unfunded commitments were as follows:

                                                   UNFUNDED
BORROWER                                          COMMITMENT
--------                                          ----------
FRANKLIN FLOATING RATE DAILY ACCESS FUND
Bausch and Lomb Inc., Delayed Draw Term Loan ..   $  439,579
Conseco Inc., Revolver ........................    3,000,000
                                                  ----------
                                                  $3,439,579
                                                  ==========
FRANKLIN LOW DURATION TOTAL RETURN FUND
Bausch and Lomb Inc., Delayed Draw Term Loan ..   $      352
                                                  ==========
FRANKLIN TOTAL RETURN FUND
Bausch and Lomb Inc., Delayed Draw Term Loan ..   $   28,229
                                                  ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. OTHER CONSIDERATIONS

From time to time officers, directors or employees of the Franklin Total Return Fund's Investment Manager may be provided material, non-public information relating to a company which, pursuant to the fund's policies and requirements of applicable securities laws, could prevent the fund from trading in the securities of such company for limited or extended periods of time.

13. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global


                            126 | Semiannual Report

Franklin Investors Securities Trust

13. CREDIT FACILITY (CONTINUED)

Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of $2,145 of their pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statements of Operations. During the period ended April 30, 2009, the Funds did not utilize the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on November 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30 , 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                              LEVEL 1         LEVEL 2       LEVEL 3        TOTAL
                                           ------------   --------------   --------   --------------
FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
   ASSETS:
      Investments in Securities ........   $ 59,841,471   $1,117,698,593   $     --   $1,177,540,064
FRANKLIN FLOATING RATE DAILY ACCESS FUND
   ASSETS:
      Investments in Securities ........   $276,901,611   $  865,157,812   $181,360   $1,142,240,783
   LIABILITIES:
      Other Financial Instruments(a) ...             --        1,683,839         --        1,683,839


                            Semiannual Report | 127

Franklin Investors Securities Trust

14. FAIR VALUE MEASUREMENTS (CONTINUED)

                                              LEVEL 1         LEVEL 2       LEVEL 3        TOTAL
                                           ------------   --------------   --------   --------------
FRANKLIN LOW DURATION TOTAL RETURN FUND
   ASSETS:
      Investments in Securities            $  6,633,613   $   80,554,747   $     --   $   87,188,360
      Other Financial Instruments(a)                 --          233,745         --          233,745
   LIABILITIES:
      Other Financial Instruments(a)                 --          309,084         --          309,084
FRANKLIN TOTAL RETURN FUND
   ASSETS:
      Investments in Securities            $139,964,049   $1,717,068,980   $     --   $1,857,033,029
      Other Financial Instruments(a)                 --       12,940,991         --       12,940,991
   LIABILITIES:
      Other Financial Instruments(a)                 --        8,041,617         --        8,041,617

(a) Other financial instruments includes unrealized appreciation (depreciation) on futures, forward exchange contracts, swaps, and unfunded loan commitments.

At April 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the fund's fair value, were as follows:

                                                              FRANKLIN
                                                           FLOATING RATE
                                                            DAILY ACCESS
                                                                FUND
                                                            INVESTMENTS
                                                           IN SECURITIES
                                                           -------------
Beginning Balance - November 1, 2008 ...................      $181,360
   Net realized gain (loss) ............................            --
   Net change in unrealized appreciation
       (depreciation) ..................................            --
   Net purchases (sales) ...............................            --
   Transfers in and/or out of Level 3 ..................            --
                                                              --------
Ending Balance .........................................      $181,360
                                                              ========
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period ..      $     --
                                                              ========

15. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, (collectively "Plaintiffs") filed an adversary proceeding in the then-pending Adelphia bankruptcy case in the U.S. Bankruptcy Court for the Southern District of New York against more than 400 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants


                            128 | Semiannual Report

Franklin Investors Securities Trust

15. FUND LITIGATION (CONTINUED)

included Franklin Floating Rate Daily Access Fund (individually and as successor to the Franklin Floating Rate Trust's interests in the credit facilities at issue), Franklin Floating Rate Trust, and Franklin Floating Rate Master Series (collectively the "Franklin Defendants"), and Franklin CLOs I-III, among other defendants. In addition, Advisers was originally named as a defendant, but later dismissed from the lawsuit. The complaint alleged that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders and sought avoidance of the loans and recovery of fraudulent transfers (the "Complaint"). The agent bank and investment bank defendants moved to dismiss the Complaint, which the Bankruptcy Court granted in part and denied in part, with leave to amend the Complaint. The reference to the bankruptcy was withdrawn and the matter was transferred to the U.S. District Court for the Southern District of New York.

On October 22, 2007, Plaintiffs filed an amended complaint, largely duplicating the allegations in the original Complaint, and adding hundreds of additional syndicate lender defendants (the "Amended Complaint"). The Franklin Defendants, among others, moved to dismiss the Amended Complaint on December 20, 2007. On June 17, 2008, the court granted the motions and dismissed all of the claims against certain defendants, including the Franklin Defendants, while leaving other claims against other defendants outstanding. On July 17, 2008, defendants, including the Franklin Defendants, filed a motion asking the court to enter final judgment with respect to the dismissed claims. Plaintiffs then agreed to the entry of a final judgment and the parties filed a stipulation to that effect with the court. On December 8, 2008, the court accepted the parties' stipulation and entered final judgment with respect to the dismissed claims, and Plaintiffs filed a notice of appeal from that judgment to the U.S. Court of Appeals for the Second Circuit on January 6, 2009. The current deadline for completing all appellate briefing is September 14, 2009.

16. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Trust believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities


                             Semiannual Report | 129

Franklin Investors Securities Trust

16. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Trust is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In May 2009, FASB issued Statement No. 165, "Subsequent Events", which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before the statements are issued or are available to be issued. FASB 165 is effective for interim or annual financial periods ending after June 15, 2009, the adoption of FASB 165 will not have a material impact on the financial statements.

17. SUBSEQUENT EVENTS

On June 1, 2009, the Board of Trustees for the HSBC Investor Funds and HSBC Advisor Funds Trust approved a proposal to merge HSBC Investor Core Plus Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund (Advisor) and HSBC Investor Intermediate Duration Fixed Income Fund into the Franklin Total Return Fund, subject to approval by the shareholders of HSBC Investor Core Plus Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund (Advisor) and HSBC Investor Intermediate Duration Fixed Income Fund.

ABBREVIATIONS

CURRENCY
AUD   -  Australian Dollar
BRL   -  Brazilian Real
EGP   -  Egyptian Pound
EUR   -  Euro
IDR   -  Indonesian Rupiah
KRW   -  South Korean Won
MXN   -  Mexican Peso
MYR   -  Malaysian Ringgit
NOK   -  Norwegian Krone
NZD   -  New Zealand Dollar
PEN   -  Peruvian Nuevo Sol
PLN   -  Polish Zloty
SEK   -  Swedish Krona
SGD   -  Singapore Dollar
VND   -  Vietnamese Dong

SELECTED PORTFOLIO

AMBAC -  American Municipal Bond Assurance Corp.
BHAC  -  Berkshire Hathaway Assurance Corp.
DIP   -  Debtor-In-Possession
FDIC  -  Federal Deposit Insurance Corp.
FHLB  -  Federal Home Loan Bank
FRN   -  Floating Rate Note
FSA   -  Financial Security Assurance Inc.
GO    -  General Obligation
ID    -  Improvement District
ISD   -  Independent School District
L/C   -  Letter of Credit
MBIA  -  Municipal Bond Investors Assurance Corp.
MTA   -  Metropolitan Transit Authority
NCI   -  National Median Cost of Funds Index
PC    -  Participation Certificate
PIK   -  Payment-In-Kind
REIT  -  Real Estate Investment Trust
SF    -  Single Family
USD   -  Unified/Union School District

COUNTERPARTY

FBCO  -  Credit Suisse
GSCO  -  Goldman Sachs
JPHQ  -  JPMorgan Chase Bank, N.A.
MLCO  -  Merrill Lynch International
SBSH  -  Citigroup


                             130 | Semiannual Report

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds comprising the Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                             Semiannual Report | 131

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.


                            132 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2008 and during the previous 10 years ended December 31, 2008, unless otherwise noted. Performance on a total return basis was shown by Lipper for all Funds with performance on an income return basis being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional general bond funds as selected by Lipper. The Lipper report showed the Fund's 3.82% income return in 2008 to be in the second-lowest quintile of such performance universe, while its 3.58% total return in 2008 to be in the second-highest quintile of such universe. On an annualized basis, the Lipper report showed the Fund's income return for the previous three-, five- and 10-year periods to be in the middle quintile, second-lowest quintile, and lowest quintile of such universe, respectively, and its total return to be in the second-highest quintile and middle quintile for the previous three-and five-year periods, respectively, and in the second-lowest quintile for the previous 10-year period. The Board believed such performance reflected the nature of the Fund's investments and investment strategy and found such performance to be acceptable.

FRANKLIN FLOATING RATE DAILY ACCESS FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional loan participation funds as selected by Lipper. This Fund has been in existence for less than 10 full years and the Lipper report showed its 5.34% income return during 2008 to be in the lowest quintile of its performance universe, but within seven-tenths of a percent of the universe median, and its income return on an annualized basis during the previous three- and five-year periods to be in the middle quintile of its performance universe. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within its performance universe experienced losses on a total return basis during the past year. The Lipper report showed the Fund's total return during 2008 to be in the second-highest quintile of its performance universe and on an annualized basis for the previous three- and five-year periods to be in the highest and second-highest quintiles of such universe, respectively. The Board noted such favorable comparative performance.

FRANKLIN LOW DURATION TOTAL RETURN FUND - This Fund has only been in operation for four full calendar years and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional short investment-grade debt funds as selected by Lipper. The Lipper report showed the Fund's income return to be in the second-highest quintile of the performance universe for 2008, and on an annualized basis to be above the median of such performance universe for its four-year period of operation. The Lipper report showed the Fund's


                             Semiannual Report | 133

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

total return during 2008 was in the highest quintile of such universe and was also in the highest quintile of such universe on an annualized basis for its four-year period of operation. The Board was satisfied with such performance.

FRANKLIN TOTAL RETURN FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional intermediate investment-grade debt funds as selected by Lipper. The Lipper report showed the Fund's income return to be in the highest quintile of its performance universe during 2008 and to also be in the highest quintile of such universe for the previous three-, five- and 10-year periods on an annualized basis. The Lipper report showed the Fund's total return during 2008 to be in the second-lowest quintile of its performance universe and in each of the previous three-, five- and 10-year periods on an annualized basis to be in the middle quintile of such universe. The Board discussed with management the reasons for the Fund's 2008 total return performance and steps being taken to improve it. While intending to monitor this Fund, the Board felt that no change in portfolio management was presently warranted.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate and actual total expense rates for Franklin Floating Rate Daily Access Fund were in either the least expensive or second least expensive quintile of its Lipper Expense Group. The contractual management fee rate and actual total expense rate of Franklin Adjustable U.S. Government Securities Fund was below the median of its Lipper expense group. The Board was satisfied with the investment management fee rates and total expense rates of these Funds. The contractual investment management fee rate for Franklin Total Return Fund was above the median of its Lipper expense group, but its actual total expense rate was below the median of such expense group and the Board believed such expenses were acceptable. The contractual investment management fee and actual total expense rates for Franklin Low Duration Total Return Fund were above the median of its Lipper expense group, but its actual total expense rate was within six basis points


                            134 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of the median for such expense group. The Board found the management fees and total expenses of the Fund to be acceptable in comparison to its Lipper expense group as shown in the Lipper report, noting it was among the smallest Funds within Franklin Investors Securities Trust and that its expenses were subsidized through management fee waivers and reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits


                             Semiannual Report | 135

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The management fee structure including a separate administrative fee for each of Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund provides for breakpoints in stages going to the $21.5 billion asset level, which far exceeded the size of these Funds, which at year end were approximately $954 million and $1.4 billion, respectively. The Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, this schedule of fees provided a sharing of benefits with each of these Funds and their shareholders. The fee structure, including a separate administrative fee, for Franklin Adjustable U.S. Government Securities Fund provides a management fee of 0.50% on the first $5 billion of assets, with breakpoints continuing at stages thereafter. In discussing such fee, management expressed the view that this initial rate anticipated economies of scale. In support of this position, management pointed to the favorable management fee and expense comparison of this Fund, which had assets of approximately $802 million at year end, with those of its Lipper expense group. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, there was a sharing of benefits with this Fund and its shareholders. The Board did not believe the asset size of Franklin Low Duration Total Return Fund whose expenses were partially subsidized by management afforded any economies of scale.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                            136 | Semiannual Report

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Franklin Investors Securities Trust

SHAREHOLDER INFORMATION (CONTINUED)

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST2 S2009 06/09




      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /S/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009


By /Gaston Gardey
   -------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2009